SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 33-73824)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 27

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Investment Company Act File No. 811-8274

Amendment No. 29

MASSMUTUAL INSTITUTIONAL FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street, Springfield, Massachusetts 01111

(413) 788-8411

Name and Address of Agent for Service

Thomas M. Kinzler, Esq.

Vice President and Secretary

MassMutual Institutional Funds

1295 State Street

Springfield, Massachusetts 01111

Copy to:

J.B. Kittredge, Esq.

Ropes & Gray

One International Place

Boston, MA 02110

It is proposed that this filing become effective on May 1, 2004 pursuant to paragraph (b) of rule 485.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective Amendment No. 27 to its Registration Statement No. 33-73824 under the Securities Act of 1933 and this Amendment No. 29 to its Registration Statement No. 811-8274 under the Investment Company Act of 1940. This Post-Effective Amendment relates to MassMutual Money Market Fund, MassMutual Short-Duration Bond Fund, MassMutual Inflation-Protected Bond Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual Balanced Fund, MassMutual Strategic Balanced Fund, MassMutual Core Value Equity Fund, MassMutual Fundamental Value Fund, MassMutual Value Equity Fund, MassMutual Large Cap Value Fund, MassMutual Indexed Equity Fund, MassMutual Blue Chip Growth Fund, MassMutual Large Cap Growth Fund, MassMutual Growth Equity Fund, MassMutual Aggressive Growth Fund, MassMutual OTC 100 Fund, MassMutual Focused Value Fund, MassMutual Small Company Value Fund, MassMutual Small Cap Equity Fund, MassMutual Mid Cap Growth Equity Fund, MassMutual Mid Cap Growth Equity II Fund, MassMutual Small Cap Growth Equity Fund, MassMutual Small Company Growth Fund, MassMutual Emerging Growth Fund, MassMutual International Equity Fund, MassMutual Overseas Fund, MassMutual Destination Retirement Income Fund, MassMutual Destination Retirement 2010 Fund, MassMutual Destination Retirement 2020 Fund, MassMutual Destination Retirement 2030 Fund and MassMutual Destination Retirement 2040 Fund. No other information relating to any other series of Registrant is amended or superceded hereby.

MASSMUTUAL INSTITUTIONAL FUNDS

This Prospectus describes the following Funds:

Stable Value	Sub-Advised by:
MassMutual Money Market Fund	David L. Babson & Company Inc.

Fixed Income

MassMutual Short-Duration Bond Fund	David L. Babson & Company Inc.
MassMutual Inflation-Protected Bond Fund	David L. Babson & Company Inc.
MassMutual Core Bond Fund	David L. Babson & Company Inc.
MassMutual Diversified Bond Fund	David L. Babson & Company Inc.

Large Cap Value Equity

MassMutual Core Value Equity Fund	David L. Babson & Company Inc./Alliance Capital Management L.P.
MassMutual Fundamental Value Fund	Wellington Management Company, LLP
MassMutual Value Equity Fund	Fidelity Management & Research Company
MassMutual Large Cap Value Fund	Davis Selected Advisers, L.P.

Large Cap Core Equity

MassMutual Indexed Equity Fund	Northern Trust Investments, N.A.

Large Cap Growth

MassMutual Blue Chip Growth Fund	Fidelity Management & Research Company
MassMutual Large Cap Growth Fund	Alliance Capital Management L.P.
MassMutual Growth Equity Fund	Massachusetts Financial Services Company
MassMutual Aggressive Growth Fund	Sands Capital Management, Inc.
MassMutual OTC 100 Fund	Northern Trust Investments, N.A.

Mid/Small Cap Value

MassMutual Focused Value Fund	Harris Associates L.P.
MassMutual Small Company Value Fund	Clover Capital Management, Inc./T. Rowe Price Associates, Inc.
MassMutual Small Cap Equity Fund	David L. Babson & Company Inc.

Mid/Small Cap Growth

MassMutual Mid Cap Growth Equity Fund	Navellier & Associates, Inc.
MassMutual Mid Cap Growth Equity II Fund	T. Rowe Price Associates, Inc.
MassMutual Small Cap Growth Equity Fund	Waddell & Reed Investment Management Company/
Wellington Management Company, LLP
MassMutual Small Company Growth Fund	Mazama Capital Management, Inc./MTB Investment Advisors, Inc.
MassMutual Emerging Growth Fund	RS Investment Management, L.P.

International/Global

MassMutual International Equity Fund	Oppenheimer Funds, Inc.
MassMutual Overseas Fund	American Century Investment Management, Inc./Harris Associates L.P.

Lifestyle/Asset Allocation

MassMutual Balanced Fund	David L. Babson & Company Inc.
MassMutual Strategic Balanced Fund	Salomon Brothers Asset Management Inc/
Western Asset Management Company

MassMutual Destination Retirement Income Fund

MassMutual Destination Retirement 2010 Fund

MassMutual Destination Retirement 2020 Fund

MassMutual Destination Retirement 2030 Fund

MassMutual Destination Retirement 2040 Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

1 Standard & Poor’s®, S&P® and Standard & Poor’s 500® are registered trademarks of McGraw-Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s Corporation, a division of McGraw Hill Companies (“S&P”). S&P makes no representation or warranty, express or implied, regarding the advisability of investing in the Fund.

PROSPECTUS

May 1, 2004

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Summary Information

MassMutual Institutional Funds provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 65.

•	Investment return over the past ten years, or since inception if less than ten years old.

•	Average annual total returns for the last one, five and ten year periods (or, shorter periods for newer Funds) and how the Fund’s performance compares to that of a comparable broad-based index.

•	Fees and Expenses.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

Where indicated, performance information for a Fund includes the performance of a predecessor separate investment account of MassMutual before those accounts became the Fund. In addition, where indicated, average annual total returns for Class A, Class L and Class Y shares of those Funds is based on the performance of Class S Shares, adjusted for class specific expenses, and average annual total returns for Class N shares of those Funds is based on the performance of Class A Shares, adjusted for class specific expenses.

For some Funds, in addition to actual Fund performance, additional performance information provided is based on a composite of portfolios managed by the Sub-Adviser with substantially similar investment objectives, policies and investment strategies as the Fund. The Performance Charts for those Sub-Advisers reflect the Sub-Adviser’s composite performance, adjusted for class specific expenses of the particular Fund. These Performance Charts do not show Fund performance.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows, in addition to any Shareholder Fees, a Fund’s Annual Fund Operating Expenses. Annual Fund Operating Expenses refer to the costs of operating the Funds. These costs are deducted from a Fund’s assets, which means you pay them indirectly.

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MassMutual Money Market Fund (Class N shares not currently available)

Investment Objective

This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments.

Principal Investment Strategies and Risks

The Fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days. The Fund invests principally in the following types of short-term securities:

•	commercial paper and other corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies;

•	certificates evidencing participation in bank loans; and

•	certificates of deposit and bankers’ acceptances.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s policy is to invest 100% of its net assets in securities having, at the time of purchase, the highest rating of at least one nationally recognized statistical rating organization or, if unrated, that the Fund’s Sub-Adviser, David L. Babson & Company Inc. (“Babson”), judges to be of equivalent quality. The Fund may invest no more than 5% of its net assets in securities that, at the time of purchase, have the second highest rating, or, if unrated, that Babson judges to be of second highest quality.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance*

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 1.65% for the quarter ended December 31, 2000 and the lowest was 0.14% for the quarter ended December 31, 2003.

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Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year		Five Years	Ten Years
Class S*		0.69%	3.52%	4.34%
Class Y+		0.59%	3.44%	4.19%
Class L+		0.44%	3.28%	4.14%
Class A+		0.20%	3.01%	3.73%
Class N+	-	1.10%	2.71%	3.43%
Salomon Smith Barney 3-Month Treasury Bill Index^		1.07%	3.50%	4.30%

* Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that maybe paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund prior to January 1, 1998 is based on Class S shares adjusted to reflect Class Y and Class A expenses. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

^ 91-day Treasury Bills are unmanaged and do not incur expenses or reflect any deduction for taxes. Treasury Bills are backed by the full faith and credit of the United States government and offer a fixed rate of interest, while the Fund’s shares are not guaranteed.

The Fund’s 7-day yield on December 31, 2003 was 0.43%. To obtain the Fund’s current 7-day yield information, please call 1-888-309-3539. MassMutual has agreed to voluntarily waive some or all of its fees and, if necessary, a portion of its management fees, to allow each class of the Fund to maintain a 7-day yield of at least approximately 0.10%. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.35%	.35%	.35%	.35%	.35%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.10%	.20%	.35%	.35%	.40%
Total Annual Fund Operating Expenses(1)	.45%	.55%	.70%	.95%	1.25%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 46	$144	$252	$ 566
Class Y	$ 56	$176	$307	$ 689
Class L	$ 72	$224	$389	$ 870
Class A	$ 97	$303	$525	$1,165
Class N	$231	$397	$686	$1,509

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$127	$397	$686	$1,509

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MassMutual Short-Duration Bond Fund

Investment Objective

This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

•	U.S. dollar-denominated corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies;

•	U.S. dollar-denominated bonds of foreign issuers; and

•	mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. The Fund’s portfolio “duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment. The Fund’s portfolio duration is intended to be three years or less. The Sub-Adviser, David L. Babson & Company Inc., may increase the portfolio’s duration when it believes longer-term investments offer higher yields. When the Sub-Adviser believes short-term investments offer more attractive yields than longer-term investments, but with less risk, the portfolio’s duration may be decreased. Portfolio duration changes within the targeted zero to three year range are made by reinvesting cash flows and by selective trading.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance*

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 4.11% for the quarter ended June 30, 1995 and the lowest was -1.56% for the quarter ended March 31, 1994.

–  6  –

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year		Five Years	Ten Years
Class S*		3.68%	5.47%	5.64%
Class Y+		3.50%	5.39%	5.50%
Class L+		3.55%	5.23%	5.43%
Class A+	-	0.44%	4.23%	4.69%
Class N+		1.98%	4.68%	4.77%
Lehman Brothers 1-3 Year Government Bond Index^		1.98%	5.51%	5.73%

* Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund prior to January 1, 1998 is based on Class S shares adjusted to reflect Class Y and Class A expenses, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

^ The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of U.S. government bonds with 1-3 years remaining to the scheduled payment of principal. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years	Since Inception (10/3/94)
Return Before Taxes – Class S	3.68%	5.47%	6.25%
Return After Taxes on Distributions – Class S	2.23%	3.41%	3.96%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	2.39%	3.39%	3.91%
Lehman Brothers 1-3 Year Government Bond Index^	1.98%	5.51%	6.15%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	3.50%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.40%	.40%	.40%	.40%	.40%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.14%	.19%	.34%	.34%	.39%
Total Annual Fund Operating Expenses(1)	.54%	.59%	.74%	.99%	1.29%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 55	$173	$302	$ 676
Class Y	$ 60	$189	$329	$ 737
Class L	$ 76	$237	$411	$ 917
Class A	$448	$655	$878	$1,520
Class N	$235	$409	$708	$1,555

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$132	$409	$708	$1,555

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MassMutual Inflation-Protected Bond Fund

Investment Objective

This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises, and corporations. “Real return” equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure. Inflation-indexed bonds are structured to provide protection against inflation: the bond’s principal is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The Fund may invest up to 20% of its assets in non-U.S. holdings, but will normally hedge foreign currency exposure to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may normally invest up to 20% of its assets in holdings that are not inflation-indexed. The Fund will make such investments primarily when the Fund’s Sub-Adviser, David L. Babson & Company Inc. (“Babson”), believes that such investments are more attractive than inflation-indexed bonds. The Fund’s non-inflation-indexed holdings may include corporate bonds, U.S. government and agency bonds, cash and short-term investments, futures, options and other derivatives and up to 10% in restricted or illiquid securities.

The Fund will invest in bonds of any maturity. However, the Fund’s Sub-Adviser intends for the Fund’s dollar-weighted average maturity and duration to match (within 10%) the dollar-weighted average maturity and duration of the Fund’s benchmark, the Lehman U.S. Treasury Inflation Note Index. The Fund’s portfolio “duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment. The Fund will maintain an average credit quality of AAA/AA+.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance

The Fund began operations December 31, 2003 and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	4.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

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	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.48%		.48%		.48%		.48%		.48%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses(1)	.17%		.27%		.42%		.42%		.47%
Total Annual Fund Operating Expenses	.65%		.75%		.90%		1.15%		1.45%

Expense Reimbursement(2)	(.07%	)	(.07%	)	(.07%	)	(.07%	)	(.07%	)
Net Fund Expenses(3)	.58%		.68%		.83%		1.08%		1.38%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through December 31, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$59	$201
Class Y	$69	$233
Class L	$85	$280
Class A	$581	$817
Class N	$244	$452

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$141	$452

Babson Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Babson for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 7.90% for the quarter ended September 30, 2002 and the lowest was 0.32% for the quarter ended September 30, 2003.

Babson Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares Babson’s investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Since Inception (10/1/01)
Babson Composite
Class S*	7.21%	9.61%
Class Y*	7.11%	9.51%
Class L*	6.96%	9.36%
Class A*	1.64%	6.27%
Class N*	5.41%	8.81%
Lehman U.S. Treasury Inflation Note Index^	8.40%	10.43%

*Performance shown is the composite of all portfolios managed by Babson with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Inflation-Protected Bond Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Lehman U.S. Treasury Inflation Note Index is an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  9  –

MassMutual Core Bond Fund

Investment Objective

This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

•	U.S. dollar-denominated corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies;

•	U.S. dollar-denominated bonds of foreign issuers; and

•	mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. Selection of investments for the Fund will be made by the Fund’s Sub-Adviser, David L. Babson & Company Inc., by analyzing overall investment opportunities and risks of various fixed income debt securities and market sectors. Currently, analysis of various factors (which may change over time and in particular cases) include: the potential of high income offered by different types of corporate and government obligations; diversification among industries and issuers, credit ratings, and sectors to reduce the volatility of the Fund’s share price; and the relative value offered by different securities. Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, although no more than 15% of the Fund’s net assets may be restricted or illiquid at the time of purchase.

The Fund’s Sub-Adviser intends for the Fund’s duration to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. Portfolio duration changes are accomplished through reinvesting cash flow and selective trading. “Duration” is described on page 6.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance*

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 6.58% for the quarter ended June 30, 1995 and the lowest was -3.49% for the quarter ended March 31, 1994.

–  10  –

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years	Ten Years
Class S*	5.32%	6.07%	6.50%
Class Y+	5.23%	6.01%	6.36%
Class L+	5.09%	5.85%	6.27%
Class A+	-0.21%	4.60%	5.41%
Class N+	3.54%	5.32%	5.63%
Lehman Brothers Aggregate Bond Index^	4.11%	6.62%	6.95%

* Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund prior to January 1, 1998 is based on Class S shares adjusted to reflect Class Y and Class A expenses, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years	Since Inception (10/3/94)
Return Before Taxes – Class S	5.32%	6.07%	7.56%
Return After Taxes on Distributions – Class S	2.89%	3.80%	5.09%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	3.60%	3.79%	4.96%
Lehman Brothers Aggregate Bond Index^	4.11%	6.62%	7.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	4.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.48%	.48%	.48%	.48%	.48%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.11%	.16%	.31%	.31%	.38%
Total Annual Fund Operating Expenses(1)	.59%	.64%	.79%	1.04%	1.36%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 60	$189	$ 329	$ 737
Class Y	$ 65	$205	$ 357	$ 798
Class L	$ 81	$252	$ 439	$ 977
Class A	$577	$791	$1,022	$1,685
Class N	$242	$431	$ 745	$1,633

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$139	$431	$745	$1,633

–  11  –

MassMutual Diversified Bond Fund

Investment Objective

This Fund seeks a superior total rate of return by investing in fixed income instruments.

Principal Investment Strategies and Risks

This Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in the following types of fixed income debt securities:

•	U.S. dollar-denominated corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies;

•	U.S. dollar-denominated bonds of foreign issuers;

•	private placement bonds, including securities issued pursuant to Rule 144A; and

•	mortgage-backed and other asset-backed securities;

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may also invest, to a lesser extent, in the following types of securities:

•	money market securities, including commercial paper;

•	U.S. Treasury futures and forward contracts;

•	interest rate and currency swaps; and

•	options on fixed income investments, including swaptions and interest rate caps and floors.

The average credit quality of the Fund will not be less than BBB-/Baa3. The Fund may, however, invest up to 25% of its assets in below investment grade debt securities (including convertible bonds). Investments in below investment grade debt securities will vary based upon market conditions and the amount of additional yield offered in relation to the risk of the instruments. In determining the credit quality of assets that are not rated by an independent credit rating firm, the Fund’s Sub-Adviser, David L. Babson & Company Inc., will make its own credit quality determination. The Fund will also have specified liquidity and diversification requirements for particular types of investments.

The duration of the Fund is intended to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. “Duration” is described on page 6.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 4.09% for the quarter ended June 30, 2003 and the lowest was 0.20% for the quarter ended June 30, 2001.

–  12  –

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/3/99)
Return Before Taxes – Class S	8.48%	6.59%
Return After Taxes on Distributions – Class S	7.44%	4.57%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	5.57%	4.36%
Return Before Taxes – Class Y	8.41%	6.51%
Return Before Taxes – Class L	8.36%	6.37%
Return Before Taxes – Class A+	2.83%	5.00%
Return Before Taxes – Class N+	6.65%	5.81%
Lehman Brothers Aggregate Bond Index^	4.11%	7.16%

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	4.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.19%	.24%	.40%	.39%	.44%
Total Annual Fund Operating Expenses(1)	.69%	.74%	.90%	1.14%	1.44%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 71	$221	$ 384	$ 858
Class Y	$ 76	$237	$ 411	$ 917
Class L	$ 92	$287	$ 498	$1,106
Class A	$586	$821	$1,073	$1,794
Class N	$250	$456	$ 787	$1,722

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$147	$456	$787	$1,722

–  13  –

MassMutual Balanced Fund

Investment Objective

This Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities and money market instruments.

Principal Investment Strategies and Risks

The Fund’s portfolio consists of three segments:

•	The Money Market Segment, which seeks to meet liquidity needs by investing in diverse money market instruments.

•	The Core Bond Segment, which invests primarily in investment grade fixed income instruments.

•	The Core Equity Segment, which invests primarily in stocks of large capitalization companies.

The Fund adjusts the mix of investments among these three market segments based on the judgment of the Fund’s Sub-Adviser, David L. Babson & Company Inc., about each segment’s potential for returns in relation to the corresponding risk. These adjustments normally will be made in a gradual manner over a period of time. Under normal circumstances, at least 20% and no more than 40% of the Fund’s total assets will be invested in the Core Bond Segment, at least 50% and no more than 70% of the Fund’s total assets will be invested in the Core Equity Segment, and no more than 30% of the Fund’s total assets will be invested in the Money Market Segment. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in the Money Market Segment.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance*

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 10.13% for the quarter ended June 30, 2003 and the lowest was -9.66% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years	Ten Years
Class S*	18.30%	-0.64%	6.23%
Class Y+	18.02%	-0.84%	6.01%
Class L+	17.77%	-0.97%	5.89%
Class A+	10.73%	-2.38%	4.95%
Class N+	16.22%	-1.52%	5.28%
S&P 500® Index^	28.67%	-0.57%	11.06%
Lipper Balanced Fund Index^^	19.94%	2.95%	8.20%
Lehman Brothers Aggregate Bond Index^^^	4.11%	6.62%	6.95%

* Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund prior to January 1, 1998 is based on Class S shares adjusted to reflect Class Y and Class A expenses, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

–  14  –

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^ ^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual Funds within each of the investment objective categories for the Balanced Fund. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^ ^ ^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years		Since Inception (10/3/94)
Return Before Taxes – Class S	18.30%	-	0.64%	6.50%
Return After Taxes on Distributions – Class S	17.62%	-	2.77%	4.31%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	12.13%	-	1.47%	4.58%
S&P 500® Index^	28.67%	-	0.57%	11.85%
Lipper Balanced Fund Index^^	19.94%		2.95%	9.04%
Lehman Brothers Aggregate Bond Index^^^	4.11%		6.62%	7.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.48%	.48%	.48%	.48%	.48%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.12%	.28%	.43%	.43%	.49%
Total Annual Fund Operating Expenses(1)	.60%	.76%	.91%	1.16%	1.47%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 61	$192	$ 335	$ 749
Class Y	$ 78	$243	$ 422	$ 941
Class L	$ 93	$290	$ 504	$1,118
Class A	$687	$923	$1,177	$1,902
Class N	$253	$465	$ 803	$1,755

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$150	$465	$803	$1,755

–  15  –

MassMutual Strategic Balanced Fund

Investment Objective

This Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Principal Investment Strategies and Risks

To obtain its objective, the Fund takes a multi-managed approach whereby two sub-advisers independently manage their own portion of the Fund’s assets. Salomon Brothers Asset Management Inc (“SaBAM”) manages the equity component and Western Asset Management Company (“Western”) manages the fixed income component.

The equity component will invest primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies that SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The equity component generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities.

The fixed income component will invest in a wide variety of investment-grade fixed-income sectors, including government, corporate, mortgage-backed, asset-backed, and cash equivalents, in both U.S. dollars and local currencies. It also allows for opportunistic use of non-dollar, high-yield, and emerging market securities to enhance portfolio returns and lower volatility.

The Fund’s target allocation is 60% equity securities and 40% fixed income securities but may fluctuate based on cash-flow activity or market performance. Additionally, the Fund’s adviser may change the allocation of the Fund’s assets between the Fund’s sub-advisers on a basis determined by the Fund’s adviser to be in the best interest of shareholders. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance

The Fund began operations December 31, 2003 and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.60%		.60%		.60%		.60%		.60%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses(1)	.29%		.34%		.49%		.49%		.54%
Total Annual Fund Operating Expenses	.89%		.94%		1.09%		1.34%		1.64%

Expense Reimbursement(2)	(.13%	)	(.13%	)	(.13%	)	(.13%	)	(.13%	)
Net Fund Expenses(3)	.76%		.81%		.96%		1.21%		1.51%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

–  16  –

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through December 31, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$78	$271
Class Y	$83	$287
Class L	$98	$334
Class A	$692	$964
Class N	$257	$505

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$154	$505

SaBAM and Western Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives similar to that of the portion of the Fund managed by each Sub-Adviser.

	Highest Quarter	Lowest Quarter
SaBAM Mutual Fund	21.81%, 2Q 2003	-22.06%, 3Q 2002
Western Composite	7.29%, 2Q 1995	-2.82%, 1Q 1994

SaBAM and Western Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the portion of the Fund managed by each Sub-Adviser to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
SaBAM Mutual Fund
Class S*	38.18%	7.03%	10.92%
Class Y*	38.13%	6.98%	10.87%
Class L*	37.98%	6.83%	10.72%
Class A*	29.82%	5.31%	9.81%
Class N*	36.43%	6.26%	10.16%
Lipper Balanced Fund Index^	19.94%	2.95%	8.20%
Russell 3000 Index^^	31.06%	0.37%	10.78%

	One Year	Five Years	Ten Years
Western Composite
Class S*	9.07%	7.51%	7.70%
Class Y*	9.02%	7.46%	7.65%
Class L*	8.87%	7.31%	7.50%
Class A*	2.37%	5.80%	6.62%
Class N*	7.32%	6.76%	6.95%
Lipper Balanced Fund Index^	19.94%	2.95%	8.20%
Lehman Brothers Aggregate Bond Index^^^	4.11%	6.62%	6.95%

* Western’s Similar Account performance is a composite of all portfolios managed by Western with substantially similar investment objectives, policies and investment strategies as the portion of the Fund managed by Western, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. SaBAM’s Similar Account performance is from a mutual fund managed by SaBAM (the Smith Barney Fundamental Value Fund) with substantially similar investment objectives, policies and investment strategies as the portion of the Fund managed by SaBAM, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar charts are based on Class S expenses. Each Sub-Adviser’s similar account performance does not represent the historical performance of the MassMutual Strategic Balanced Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  17  –

MassMutual Core Value Equity Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

David L. Babson & Company Inc. (“Babson”) applies a value strategy, which seeks superior total returns over the long term while minimizing risk levels. Stock selection is based on both fundamental analysis and quantitative models, taking into account company characteristics such as competitive advantages, management stability and financial strength, as well as stock valuation. Various attractive financial ratios are sought in the stocks Babson considers, including companies which have low share-price to company earnings (“PE”), price-to-book and other relevant ratios relative to their industry peer groups, historical valuations, or future prospects. Market sentiment can lead to short term stock mispricing and Babson seeks to capitalize on such opportunities where catalysts are present for significant price appreciation. Investments generally will be made in publicly traded stocks of companies with market capitalizations of greater than $2 billion and an established operating history.

Alliance Capital Management L.P. (“Alliance Capital”) through the investment professionals of its Bernstein Investment Research and Management unit, takes a “bottom-up” investment approach that is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace. Alliance Capital will invest the portion of the Fund’s assets it manages in the common stocks of large companies that it identifies as having earnings growth potential that may not be recognized by the market at large. Alliance Capital seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. Portfolio holdings will be primarily in U.S. issuers although ADRs and securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets also may be purchased.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance*

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 16.49% for the quarter ended December 31, 1998 and the lowest was -18.31% for the quarter ended September 30, 2002.

–  18  –

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years	Ten Years
Class S*	27.61%	-2.23%	8.27%
Class Y+	27.57%	-2.33%	8.10%
Class L+	27.26%	-2.48%	8.01%
Class A+	19.60%	-3.87%	7.02%
Class N+	25.51%	-3.05%	7.34%
S&P 500® Index^	28.67%	-0.57%	11.06%

* Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund prior to January 1, 1998 is based on Class S shares adjusted to reflect Class Y and Class A expenses, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years	Since Inception (10/3/94)
Return Before Taxes – Class S	27.61%	-2.23%	8.50%
Return After Taxes on Distributions – Class S	26.98%	-4.64%	6.22%
Return After Taxes on Distributions and Sale of Fund Shares –Class S	17.90%	-2.55%	6.66%
S&P 500® Index^	28.67%	-0.57%	11.85%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.09%	.19%	.34%	.34%	.40%
Total Annual Fund Operating Expenses(1)	.59%	.69%	.84%	1.09%	1.40%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 60	$189	$ 329	$ 737
Class Y	$ 71	$221	$ 384	$ 858
Class L	$ 86	$268	$ 466	$1,036
Class A	$681	$903	$1,142	$1,827
Class N	$246	$443	$ 766	$1,678

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$143	$443	$766	$1,678

–  19  –

MassMutual Fundamental Value Fund

Investment Objective

The Fund seeks long-term total return.

Principal Investment Strategies and Risks

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large capitalizations (generally having market capitalizations above $3 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

The investment approach of the Fund’s Sub-Adviser, Wellington Management Company, LLP (“Wellington Management”), is based on the fundamental analysis of companies with large market capitalizations and estimated below-average projected price-to-earnings ratio. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to macroeconomic analysis in establishing sector and industry weightings. This process of stock selection is sometimes referred to as a “bottom-up” process and frequently leads to contrarian industry weightings. Existing holdings are sold as they approach their price targets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 17.18% for the quarter ended June 30, 2003 and the lowest quarterly return was -20.11% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/01)
Return Before Taxes – Class S	29.97%	1.10%
Return After Taxes on Distributions – Class S	29.77%	0.89%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	19.73%	0.85%
Return Before Taxes – Class Y	29.82%	1.01%
Return Before Taxes – Class L	29.56%	0.91%
Return Before Taxes – Class A+	21.91%	-2.25%
Return Before Taxes – Class N+	28.03%	0.34%
S&P 500® Index^	28.67%	-0.41%

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  20  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.15%	.19%	.34%	.34%	.39%
Total Annual Fund Operating Expenses(1)(2)	.80%	.84%	.99%	1.24%	1.54%

(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2005. The agreement cannot be terminated unilaterally by MassMutual. For the year-ended 12/31/2003, the Total Annual Fund Operating Expenses were the actual Fund expenses, so that no reimbursement was necessary.

(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 82	$255	$ 444	$ 989
Class Y	$ 86	$268	$ 466	$1,036
Class L	$101	$315	$ 547	$1,211
Class A	$695	$947	$1,218	$1,988
Class N	$260	$487	$ 840	$1,832

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$157	$487	$840	$1,832

Wellington Management

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Wellington Management for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 17.33% for the quarter ended June 30, 2003 and the lowest was -20.03% for the quarter ended September 30, 2002.

Wellington Management Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares Wellington Management’s investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Wellington Management Composite
Class S*	30.02%	6.67%	12.16%
Class Y*	29.98%	6.63%	12.12%
Class L*	29.83%	6.48%	11.96%
Class A*	22.13%	4.97%	11.05%
Class N*	28.28%	5.92%	11.41%
S&P 500® Index^	28.67%	-0.57%	11.06%

* Performance shown is the composite of all portfolios managed by Wellington Management with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Fundamental Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  21  –

MassMutual Value Equity Fund

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund’s Sub-Adviser, Fidelity Management & Research Company (“FMR”), invests in securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. FMR considers traditional and other measures of value such as price/earnings (P/E), price/sales (P/S), or price/book (P/B) ratios, earnings relative to enterprise value (the total value of a company’s outstanding equity and debt), and the discounted value of a company’s projected future free cash flows. The types of companies in which the Fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; and companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term.

FMR normally invests at least 80% of the Fund’s assets in equity securities. FMR normally invests the Fund’s assets primarily in common stocks. FMR may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates, and management. FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If FMR’s strategies do not work as intended, the Fund may not achieve its objective.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 15.56% for the quarter ended June 30, 2003 and the lowest quarterly return was -18.23% for the quarter ended September 30, 2002.

–  22  –

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/01)
Return Before Taxes – Class S	26.63%	-0.41%
Return After Taxes on Distributions – Class S	26.36%	-0.73%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	17.66%	-0.51%
Return Before Taxes – Class Y	26.40%	-0.51%
Return Before Taxes – Class L	26.34%	-0.61%
Return Before Taxes – Class A+	18.68%	-3.06%
Return Before Taxes – Class N+	24.73%	-1.17%
Russell 1000® Value Index^	30.03%	1.85%

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses and cannot be purchased directly by investors.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.14%	.18%	.34%	.34%	.38%
Total Annual Fund Operating Expenses(1)	.84%	.88%	1.04%	1.29%	1.58%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 86	$268	$ 466	$1,036
Class Y	$ 90	$281	$ 487	$1,083
Class L	$106	$331	$ 574	$1,269
Class A	$700	$962	$1,243	$2,041
Class N	$264	$499	$ 861	$1,876

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$161	$499	$861	$1,876

–  23  –

MassMutual Large Cap Value Fund

Investment Objective

This Fund seeks both capital growth and income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by selecting high quality, large capitalization companies primarily in the S&P 500 Index®. The Sub-Adviser to the Fund, Davis Selected Advisers, L.P. (“Davis”), will normally invest at least 80% of the Fund’s assets in common stock of companies with market capitalizations, at the time of purchase, of at least $5 billion. The Fund’s investment strategy is to select these companies for the long-term. In the current market environment, we expect that current income will be low.

Using intensive research into company fundamentals, the Sub-Adviser looks for factors, both quantitative and qualitative, that it believes foster sustainable long-term business growth. While few companies will exhibit all of these qualities, the Sub-Adviser believes that nearly every company in which it invests has a majority and appropriate mix of these traits:

•	First-Class Management: Proven track record; Significant personal ownership stake in business; Intelligent allocators of capital; Smart appliers of technology to improve business and lower costs;

•	Strong Financial Condition and Profitability: Strong balance sheets; Low cost structure/low debt; High after-tax returns on capital; High quality of earnings;

•	Strategic Positioning for the Long-Term: Non-obsolescent products/industries; Dominant position in a growing market; Global presence and brand names.

The Fund may also invest to a limited extent in foreign securities and use derivatives as a hedge against currency risks.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 17.32% for the quarter ended June 30, 2003 and the lowest quarterly return was -13.42% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/00)
Return Before Taxes – Class S	30.24%	-0.98%
Return After Taxes on Distributions – Class S	30.10%	-1.20%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	19.84%	-0.95%
Return Before Taxes – Class Y	30.04%	-1.06%
Return Before Taxes – Class L	29.79%	-1.24%
Return Before Taxes – Class A+	22.18%	-3.03%
Return Before Taxes – Class N+	28.18%	-1.78%
S&P 500® Index^	28.67%	-5.60%

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  24  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.11%	.20%	.35%	.35%	.42%
Total Annual Fund Operating Expenses(1)	.76%	.85%	1.00%	1.25%	1.57%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 78	$243	$ 422	$ 941
Class Y	$ 87	$271	$ 471	$1,048
Class L	$102	$317	$ 550	$1,217
Class A	$696	$950	$1,223	$1,998
Class N	$263	$496	$ 855	$1,865

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$160	$496	$855	$1,865

Davis Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Davis for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 21.46% for the quarter ended December 31, 1998 and the lowest was -14.48% for the quarter ended September 30, 1998.

Davis Average Annual Total Returns

for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares Davis’ investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Davis Composite
Class S*	32.16%	4.74%	13.10%
Class Y*	32.07%	4.65%	13.01%
Class L*	31.92%	4.49%	12.86%
Class A*	24.10%	3.03%	11.94%
Class N*	30.35%	3.93%	12.30%
S&P 500® Index^	28.67%	-0.57%	11.06%

* Performance shown is a composite of all portfolios managed by Davis with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. Davis’ composite includes performance of the Selected American Shares and Davis New York Venture Fund, which are registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MassMutual Large Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  25  –

MassMutual Indexed Equity Fund

Investment Objective

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its assets in the equity securities of companies that make up the S&P 500® Index. The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the S&P 500® Index. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization”, which is a statistical sampling technique. (See discussion of “Optimization” on page 160). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes. The Sub-Adviser seeks a correlation between the performance of the Fund, before expenses, and the S&P 500® Index of 98% or better.

Prior to May 1, 2000, the Fund was a “feeder” fund. It sought to obtain its investment objective by investing all its assets in the S&P 500® Index Master Portfolio (“the Master Portfolio”) managed by Barclays Global Fund Advisers. The Fund terminated the master-feeder structure effective April 30, 2000.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Tracking Error Risk, Derivative Risk,
Non-Diversification Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance*

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 21.23% for the quarter ended December 31, 1998 and the lowest was -17.29% for the quarter ended September 30, 2002.

Average Annual Total Returns*

(for the periods ended December 31, 2003)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years		Since Inception (5/01)
Class Z	28.39%		N/A	-	2.87%
				Ten Years
Class S	28.10%	-	1.02%		10.54%
Class Y+	28.10%	-	1.05%		10.42%
Class L+	27.88%	-	1.19%		10.37%
Class A+	20.21%	-	2.63%		9.34%
Class N+	26.34%	-	1.74%		9.70%
S&P 500® Index^	28.67%	-	0.57%		11.06%

* The Fund commenced operations on March 1, 1998. The performance for periods prior to March 1, 1998 is calculated by including the corresponding total return of the Master Portfolio in which the Fund previously invested (which includes, for the period from January 1, 1994 through May 25, 1994, the performance of its predecessor) adjusted to reflect the Fund’s current fees and expenses. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund prior to March 1, 1998 is based on Class S shares adjusted to reflect Class Y and Class A expenses, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the Fund prior to July 1, 1999 is based on Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

–  26  –

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years	Since Inception (3/1/98)
Return Before Taxes – Class S	28.10%	-1.02%	2.03%
Return After Taxes on Distributions – Class S	27.89%	-1.43%	1.61%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	18.53%	-1.05%	1.54%
S&P 500® Index^	28.67%	-0.57%	2.47%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class Z	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund Assets) (% of average net assets)
Management Fees	.10%	.10%	.10%	.10%	.10%	.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses	.11%	.32%	.35%	.50%	.50%	.55%
Total Annual Fund Operating Expenses(1)	.21%	.42%	.45%	.60%	.85%	1.15%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$ 22	$ 68	$ 118	$268
Class S	$ 43	$135	$ 235	$529
Class Y	$ 46	$144	$ 252	$566
Class L	$ 61	$192	$ 335	$749
Class A	$657	$831	$1,020	$1,563
Class N	$221	$366	$ 633	$1,396

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$117	$366	$633	$1,396

–  27  –

MassMutual Blue Chip Growth Fund

Investment Objective

This Fund seeks growth of capital over the long term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of assets in blue chip companies. The Fund’s Sub-Adviser, Fidelity Management & Research Company (“FMR”), normally invests the Fund’s assets primarily in common stocks of well-known and established companies. Blue chip companies include companies whose stock is included in the Standard & Poor’s 500SM Index (S&P 500®) or the Dow Jones Industrial Average, and companies with market capitalizations of at least $1 billion if not included in either index. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment.

FMR invests the Fund’s assets in companies that FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called “growth” stocks.

FMR may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If FMR’s strategies do not work as intended, the Fund may not achieve its objective.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 13.21% for the quarter ended June 30, 2003 and the lowest quarterly return was -16.12% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (6/1/01)
Return Before Taxes – Class S	24.58%	-6.29%
Return After Taxes on Distributions – Class S	24.52%	-6.32%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	16.06%	-5.31%
Return Before Taxes – Class Y	24.26%	-6.44%
Return Before Taxes – Class L	24.25%	-6.52%
Return Before Taxes – Class A+	16.95%	-8.89%
Return Before Taxes – Class N+	22.64%	-7.14%
S&P 500® Index^	28.67%	-3.03%

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  28  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.18%	.32%	.43%	.44%	.49%
Total Annual Fund Operating Expenses(1)	.88%	1.02%	1.13%	1.39%	1.69%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 90	$281	$ 487	$1,083
Class Y	$104	$325	$ 563	$1,246
Class L	$115	$359	$ 622	$1,372
Class A	$710	$991	$1,293	$2,146
Class N	$275	$533	$ 918	$1,995

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$172	$533	$918	$1,995

FMR Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by FMR for an account with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 23.35% for the quarter ended December 31, 1998 and the lowest was -18.41% for the quarter ended September 30, 2001.

FMR Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares FMR’s investment results for an account with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
FMR Composite
Class S*	24.61%	-2.84%	9.20%
Class Y*	24.48%	-2.93%	9.09%
Class L*	24.36%	-3.02%	8.99%
Class A*	16.96%	-4.72%	7.83%
Class N*	22.80%	-3.41%	8.52%
S&P 500® Index^	28.67%	-0.57%	11.06%

* Performance shown is from a mutual fund managed by FMR with substantially similar investment objectives, policies and investment strategies and without significant, client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The performance is of the Fidelity Blue Chip Growth Fund which is registered under the Investment Company Act of 1940. The quoted performance does not represent the historical performance of the MassMutual Blue Chip Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  29  –

MassMutual Large Cap Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, Alliance Capital Management L.P. (“Alliance Capital”), believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion.

Alliance Capital’s investment strategy focuses on a relatively small number of intensively researched companies. Alliance Capital selects the Fund’s investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth. Normally, Alliance Capital invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund’s net assets. Alliance Capital will also add and trim core positions on market weakness or strength, assessing the optimal price range for each stock. This disciplined strategy may add value over time, particularly in volatile markets, and may provide some protection in poor performing markets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 12.39% for the quarter ended June 30, 2003 and the lowest quarterly return was -17.39% for the quarter ended June 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/01)
Return Before Taxes – Class S	22.05%	-7.49%
Return After Taxes on Distributions – Class S	22.04%	-7.50%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	14.35%	-6.33%
Return Before Taxes – Class Y	22.04%	-7.56%
Return Before Taxes – Class L	21.89%	-7.69%
Return Before Taxes – Class A+	14.59%	-10.59%
Return Before Taxes – Class N+	20.33%	-8.24%
S&P 500® Index^	28.67%	-0.41%

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  30  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%		.65%		.65%		.65%		.65%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.25%		.29%		.44%		.44%		.49%
Total Annual Fund Operating Expenses	.90%		.94%		1.09%		1.34%		1.64%

Expense Reimbursement(1)	(.06%	)	(.06%	)	(.06%	)	(.06%	)	(.06%	)
Net Fund Expenses(2)	.84%		.88%		1.03%		1.28%		1.58%
(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2005. The agreement cannot be terminated unilaterally by MassMutual.
(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 86	$281	$ 492	$1,101
Class Y	$ 90	$294	$ 514	$1,148
Class L	$105	$341	$ 595	$1,321
Class A	$699	$971	$1,262	$2,089
Class N	$264	$512	$ 886	$1,936

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$161	$512	$886	$1,936

Alliance Capital Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by Alliance Capital for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 30.94% for the quarter ended December 31, 1998 and the lowest was -17.53% for the quarter ended September 30, 2001.

Alliance Capital Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares Alliance Capital’s investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Alliance Capital Composite
Class S*	23.74%	-5.24%	10.04%
Class Y*	23.70%	-5.28%	10.00%
Class L*	23.55%	-5.43%	9.84%
Class A*	16.21%	-6.80%	8.94%
Class N*	22.00%	-6.00%	9.27%
S&P 500® Index^	28.67%	-0.57%	11.06%

* Performance shown is the composite of all fee-paying discretionary tax-exempt accounts with assets over $10 million managed by Alliance Capital with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Large Cap Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  31  –

MassMutual Growth Equity Fund

Investment Objective

This Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, Massachusetts Financial Services Company (“MFS”), believes offer prospects for long-term growth.

The Sub-Adviser uses a bottom-up, as opposed to a top-down, investment style, which means that securities are selected based upon a fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the portfolio manager and the Sub-Adviser’s group of equity research analysts.

The Fund may invest up to 35% of its assets in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 14.88% for the quarter ended June 30, 2003 and the lowest quarterly return was -21.36% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/3/99)
Return Before Taxes – Class S	23.13%	-4.25%
Return After Taxes on Distributions – Class S	23.13%	-4.86%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	15.03%	-3.86%
Return Before Taxes – Class Y	23.20%	-4.30%
Return Before Taxes – Class L	22.79%	-4.43%
Return Before Taxes – Class A+	15.44%	-5.88%
Return Before Taxes – Class N+	21.13%	-5.00%
S&P 500® Index^	28.67%	-2.43%

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  32  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.68%	.68%	.68%	.68%	.68%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.12%	.18%	.33%	.33%	.39%
Total Annual Fund Operating Expenses(1)	.80%	.86%	1.01%	1.26%	1.57%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 82	$255	$ 444	$ 989
Class Y	$ 88	$274	$ 477	$1,059
Class L	$103	$322	$ 558	$1,234
Class A	$697	$953	$1,228	$2,009
Class N	$263	$496	$ 855	$1,865

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$160	$496	$855	$1,865

MFS Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by MFS for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 28.32% for the quarter ended December 31, 1999 and the lowest was -22.35% for the quarter ended September 30, 2001.

MFS Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares MFS’ investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
MFS Composite
Class S*	23.82%	-3.07%	10.17%
Class Y*	23.76%	-3.13%	10.11%
Class L*	23.61%	-3.28%	9.95%
Class A*	16.26%	-4.68%	9.03%
Class N*	22.05%	-3.86%	9.38%
S&P 500® Index^	28.67%	-0.57%	11.06%

* MFS Similar Account performance is a composite of all portfolios managed by MFS with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. MFS’ composite includes performance of the Fund since its inception May 3, 1999, and performance of the Massachusetts Investors Growth Stock Composite Fund, which is also registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MassMutual Growth Equity Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by Investors.

–  33  –

MassMutual Aggressive Growth Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities. The Fund’s Sub-Adviser, Sands Capital Management, Inc. (“Sands Capital”), generally seeks stocks with above average potential for growth in revenue and earnings, and with capital appreciation potential. In addition, the Sub-Adviser looks for companies that have a leadership position or proprietary niche that appears to be sustainable, that demonstrate a clear mission in an understandable business, that exhibit financial strength and that are valued rationally in relation to comparable companies in the market. The Fund emphasizes investments in large capitalization growth companies. The Fund does not typically invest in companies that have market capitalizations of less than $1 billion. Up to 20% of the Fund’s total assets may also be invested in securities issued by non-U.S. companies.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” on page 67.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 20.09% for the quarter ended December 31, 2001 and the lowest quarterly return was -26.25% for the quarter ended March 31, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/00)
Return Before Taxes – Class S	31.51%	-16.91%
Return After Taxes on Distributions – Class S	31.51%	-16.93%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	20.48%	-13.78%
Return Before Taxes – Class Y	31.33%	-17.00%
Return Before Taxes – Class L	31.15%	-17.10%
Return Before Taxes – Class A+	23.08%	-18.66%
Return Before Taxes – Class N+	29.50%	-17.60%
S&P 500® Index^	28.67%	-5.60%

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  34  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S		Class Y		Class L		Class A		Class N

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.73%		.73%		.73%		.73%		.73%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.14%		.24%		.39%		.39%		.45%
Total Annual Fund Operating Expenses	.87%		.97%		1.12%		1.37%		1.68%

Expense Reimbursement(1)	(.08%	)	(.08%	)	(.08%	)	(.08%	)	(.08%	)
Net Fund Expenses(2)	.79%		.89%		1.04%		1.29%		1.60%
(1)	The expenses in the above table reflect a written agreement by MassMutual to waive .08% of the management fee through April 30, 2005. The agreement cannot be terminated unilaterally by MassMutual.
(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$81	$270	$474	$1,064
Class Y	$91	$301	$528	$1,181
Class L	$106	$348	$609	$1,354
Class A	$700	$978	$1,276	$2,119
Class N	$266	$522	$905	$1,977

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$163	$522	$905	$1,977

Sands Capital Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Sands Capital for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 32.75% for the quarter ended December 31, 1998 and the lowest was –23.31% for the quarter ended September 30, 2001.

Sands Capital Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares Sands Capital’s investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years		Ten Years
Sands Capital Composite
Class S*	35.84%	-	0.30%	14.82%
Class Y*	35.74%	-	0.40%	14.72%
Class L*	35.59%	-	0.56%	14.56%
Class A*	27.56%	-	1.99%	13.63%
Class N*	34.03%	-	1.14%	13.98%
S&P 500® Index^	28.67%	-	0.57%	11.06%

* Performance shown is the composite of all portfolios managed by Sands Capital with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. Sands Capital replaced Janus Capital Management LLC as the Fund’s sub-adviser on January 5, 2004. The composite performance does not represent the historical performance of the MassMutual Aggressive Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  35  –

MassMutual OTC 100 Fund

Investment Objective

This Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its assets in the equity securities of companies included in the NASDAQ 100 Index®, which is generally recognized as representative of the over-the-counter market. The NASDAQ 100 Index® is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”). The NASDAQ 100 Index® does not incur expenses and cannot be purchased directly by investors.

The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the NASDAQ 100 Index®. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization”, which is a statistical sampling technique. (See discussion of “Optimization” on page 160). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Tracking Error Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 34.75% for the quarter ended December 31, 2001 and the lowest quarterly return was -36.33% for the quarter ended September 30, 2001.

–  36  –

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/00)
Return Before Taxes – Class S	48.83%	-23.11%
Return After Taxes on Distributions – Class S	48.83%	-23.11%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	31.74%	-18.41%
Return Before Taxes – Class Y	48.63%	-23.22%
Return Before Taxes – Class L	48.43%	-23.33%
Return Before Taxes – Class A+	39.55%	-24.72%
Return Before Taxes – Class N+	46.22%	-23.88%
NASDAQ 100 Index®^	49.12%	-22.70%

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ NASDAQ 100 Index® is a registered service mark of the NASDAQ Stock Market, Inc. (“NASDAQ”). The NASDAQ 100 Index® is composed and calculated by NASDAQ without regard to the Fund. NASDAQ makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use of any data included therein. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.15%	.15%	.15%	.15%	.15%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.52%	.62%	.76%	.77%	.81%
Total Annual Fund Operating Expenses(1)	.67%	.77%	.91%	1.17%	1.46%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$68	$214	$373	$834
Class Y	$79	$246	$428	$953
Class L	$93	$290	$504	$1,118
Class A	$688	$926	$1,183	$1,913
Class N	$252	$462	$798	$1,744

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$149	$462	$798	$1,744

–  37  –

MassMutual Focused Value Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in a non-diversified portfolio of U.S. equity securities.

As a “non-diversified” fund, the Fund is not limited in the percentage of its assets that it may invest in any one company. This means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” described on page 67.

The Fund’s Sub-Adviser, Harris Associates L.P. (“Harris”), seeks out companies that it believes are trading at significant discounts to their underlying value. The manager utilizes a fundamental, bottom-up investment strategy, focusing on companies with market capitalizations over $1 billion and which have significant profit potential.

Sell targets are generally set when a stock is first purchased. The Sub-Adviser generally sells a stock when it believes the stock has achieved 90-100% of its fair value or when it is determined that management is no longer a steward of shareholder interests.

The Sub-Adviser intends to invest primarily in U.S. companies, but the Fund may invest up to 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers. These may include foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Fund’s foreign investments, but the Fund does not expect to invest more than 5% of its assets in securities of issuers based in emerging markets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 23.23% for the quarter ended June 30, 2003 and the lowest quarterly return was –14.23% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/00)
Return Before Taxes – Class S	45.94%	17.97%
Return After Taxes on Distributions – Class S	44.89%	17.32%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	30.00%	15.32%
Return Before Taxes – Class Y	45.71%	17.83%
Return Before Taxes – Class L	45.49%	17.65%
Return Before Taxes – Class A+	36.77%	15.50%
Return Before Taxes – Class N+	43.70%	17.07%
Russell 2500 Index^	45.51%	5.38%

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  38  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.69%	.69%	.69%	.69%	.69%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.11%	.20%	.36%	.36%	.42%
Total Annual Fund Operating Expenses(1)	.80%	.89%	1.05%	1.30%	1.61%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$82	$255	$444	$989
Class Y	$91	$284	$493	$1,095
Class L	$107	$334	$579	$1,281
Class A	$701	$965	$1,248	$2,051
Class N	$267	$508	$876	$1,908

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$164	$508	$876	$1,908

Harris Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Harris for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 24.73% for the quarter ended June 30, 2003 and the lowest was -18.24% for the quarter ended September 30, 2002.

Harris Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares Harris’ investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Harris Composite
Class S*	41.32%	14.39%	16.52%
Class Y*	41.22%	14.29%	16.42%
Class L*	41.07%	14.14%	16.27%
Class A*	32.73%	12.54%	15.32%
Class N*	39.51%	13.58%	15.71%
Russell 2500 Index^	45.51%	9.40%	11.74%

* Performance shown is a composite of all portfolios managed by Harris with substantially similar investment objectives, policies and investment strategies and without significant, client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Focused Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  39  –

MassMutual Small Company Value Fund

Investment Objective

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies and Risks

The Fund invests primarily in stocks, securities convertible into stocks and other securities, such as warrants and stock rights, whose value is based on stock prices. Normally, the Fund invests at least 80% of its assets in publicly traded stocks of small U.S. companies with market capitalizations, at the time of purchase, that fall within or below the range of companies in the Russell 2000 Index, the Fund’s benchmark. As of March 31, 2004, the Russell 2000 Index was comprised of companies with market capitalizations ranging between $15.8 million and $2.8 billion. The range of capitalizations of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index. While most assets will be invested in U.S. common stocks, other securities may also be purchased such as foreign stocks, futures and options, in keeping with Fund objectives.

Clover Capital Management, Inc. (“Clover”) invests in stocks of companies that it believes have low valuations relative to the market or to their historical valuation. Quantitative analysis is employed to identify attractive small cap stocks, then fundamental analysis is employed to identify catalysts for beneficial change. Clover invests in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for the Fund, Clover seeks to identify companies whose stock is out of favor with investors.

Reflecting a value approach to investing, T. Rowe Price Associates, Inc. (“T. Rowe Price”) seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. Utilizing fundamental research, T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 20.17% for the quarter ended June 30, 2003 and the lowest quarterly return was -19.75% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/01)
Return Before Taxes – Class S	39.37%	10.15%
Return After Taxes on Distributions – Class S	39.26%	10.02%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	25.74%	8.63%
Return Before Taxes – Class Y	39.16%	10.06%
Return Before Taxes – Class L	38.92%	9.86%
Return Before Taxes – Class A+	30.65%	6.45%
Return Before Taxes – Class N+	37.20%	9.29%
Russell 2000 Index^	47.26%	7.78%

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  40  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%		.85%		.85%		.85%		.85%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.22%		.26%		.41%		.41%		.46%
Total Annual Fund Operating Expenses	1.07%		1.11%		1.26%		1.51%		1.81%

Expense Reimbursement(1)	(.02%	)	(.02%	)	(.02%	)	(.02%	)	(.02%	)
Net Fund Expenses(2)	1.05%		1.09%		1.24%		1.49%		1.79%

(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2005. The agreement cannot be terminated unilaterally by MassMutual.

(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$107	$338	$588	$1,302
Class Y	$111	$351	$609	$1,348
Class L	$126	$398	$689	$1,518
Class A	$719	$1,024	$1,351	$2,270
Class N	$285	$568	$978	$2,121

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$182	$568	$978	$2,121

Clover and T. Rowe Price Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives similar to that of the Fund.

	Highest Quarter	Lowest Quarter
Clover Composite	26.50%, 2Q 1999	-22.35%, 3Q 2002
T. Rowe Price Account	19.85%, 2Q 1999	-19.82%, 3Q 1998

Clover and T. Rowe Price Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception
Clover Composite			(3/96)
Class S*	45.71%	15.97%	14.90%
Class Y*	45.67%	15.93%	14.85%
Class L*	45.52%	15.77%	14.70%
Class A*	36.92%	14.16%	13.58%
Class N*	43.97%	15.21%	14.13%
Russell 2000 Index^	47.26%	7.13%	8.60%
T. Rowe Account			(4/97)
Class S*	23.79%	11.67%	11.51%
Class Y*	23.75%	11.63%	11.47%
Class L*	23.60%	11.48%	11.31%
Class A*	16.26%	9.92%	9.89%
Class N*	22.05%	10.93%	10.74%
Russell 2000 Index^	47.26%	7.13%	8.91%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The T. Rowe Price account represents the performance of a single, separately-managed private account. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Small Company Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  41  –

MassMutual Small Cap Equity Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies and Risks

The Fund invests primarily in stocks, securities convertible into stocks and other securities, such as warrants and stock rights, whose value is based on stock prices. Normally, the Fund invests at least 80% of its assets in publicly traded stocks of companies with market capitalizations, at the time of purchase, in the range of companies in the Russell 2000 Index, the Fund’s benchmark. As of March 31, 2004, the Russell 2000 Index was comprised of companies with market capitalizations ranging between $15.8 million and $2.8 billion. The range of capitalizations of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease. The Fund’s Sub-Adviser, David L. Babson & Company Inc., will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance*

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 18.72% for the quarter ended June 30, 1997 and the lowest was –18.98% for the quarter ended September 30, 1998.

–  42  –

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years	Ten Years
Class S*	31.99%	6.43%	9.08%
Class Y+	31.91%	6.31%	8.91%
Class L+	31.73%	6.17%	8.81%
Class A+	23.86%	4.64%	7.82%
Class N+	29.93%	5.55%	8.14%
Russell 2000 Index^	47.26%	7.13%	9.47%

* Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund prior to January 1, 1998 is based on Class S shares adjusted to reflect Class Y and Class A expenses, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years	Since Inception (10/3/94)
Return Before Taxes –Class S	31.99%	6.43%	10.08%
Return After Taxes on Distributions – Class S	31.94%	4.58%	8.23%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	20.87%	4.62%	7.92%
Russell 2000 Index^	47.26%	7.13%	10.27%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.58%	.58%	.58%	.58%	.58%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.11%	.21%	.36%	.36%	.41%
Total Annual Fund Operating Expenses(1)	.69%	.79%	.94%	1.19%	1.49%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$71	$221	$384	$858
Class Y	$81	$252	$439	$977
Class L	$96	$300	$520	$1,153
Class A	$690	$932	$1,193	$1,934
Class N	$255	$471	$813	$1,777

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$152	$471	$813	$1,777

–  43  –

MassMutual Mid Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital growth.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its assets in stocks of companies with market capitalizations, at the time of purchase, that fall within the range of companies in either the S&P MidCap 400 Index or the Russell MidCap Growth Index – as of March 31, 2004, between $413 million and $18.4 billion. The remaining 20% may be invested in other types of securities such as bonds, cash, or cash equivalents, for temporary defensive purposes, if the Fund’s Sub-Adviser, Navellier & Associates, Inc. (“Navellier”) believes it will help protect the Fund from potential losses, or to meet shareholder redemptions. Up to 15% of the Fund’s assets may be invested in foreign securities traded on the U.S. market.

The Fund is designed to achieve the highest possible returns while minimizing risk. Navellier’s selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. Navellier uses an objective, “bottom-up,” quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

Navellier mainly buys stocks of companies which it believes are poised to rise in price. The investment process focuses on “growth” variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

Navellier attempts to uncover stocks with strong return potential and acceptable risk characteristics. To do this, Navellier uses a proprietary computer model to calculate and analyze a “reward/risk ratio.” The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates. Navellier’s research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 17.81% for the quarter ended December 31, 2001 and the lowest was -27.38% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/3/99)
Return Before Taxes – Class S	30.70%	-3.19%
Return After Taxes on Distributions – Class S	30.70%	-3.96%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	19.96%	-3.04%
Return Before Taxes – Class Y	30.76%	-3.23%
Return Before Taxes – Class L	30.35%	-3.37%
Return Before Taxes – Class A+	22.63%	-4.82%
Return Before Taxes – Class N+	28.74%	-3.93%
Russell 2500 Index^	45.51%	9.23%

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  44  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.13%	.20%	.35%	.35%	.40%
Total Annual Fund Operating Expenses(1)	.83%	.90%	1.05%	1.30%	1.60%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$85	$265	$460	$1,024
Class Y	$92	$287	$498	$1,106
Class L	$107	$334	$579	$1,281
Class A	$701	$965	$1,248	$2,051
Class N	$266	$505	$871	$1,897

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$163	$505	$871	$1,897

Navellier Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Navellier for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 46.15% for the quarter ended December 31, 1999 and the lowest was -20.81% for the quarter ended March 31, 2001.

Navellier Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares Navellier’s investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (1/97)
Navellier Similar Accounts
Class S*	32.83%	12.79%	14.92%
Class Y*	32.76%	12.72%	14.84%
Class L*	32.61%	12.56%	14.69%
Class A*	24.75%	10.97%	13.46%
Class N*	31.06%	11.97%	14.11%
Russell 2500 Index^	45.51%	9.40%	10.06%

* Navellier’s Similar Account performance is a composite of all portfolios managed by Navellier with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. Navellier replaced Morgan Stanley Investments, LP as the Fund’s Sub-Adviser on May 1, 2002. The composite performance does not represent the historical performance of the MassMutual Mid Cap Growth Equity Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  45  –

MassMutual Mid Cap Growth Equity II Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), expects to grow at a faster rate than the average company. “Mid-cap” companies are defined as those whose market capitalizations, at the time of purchase, fall within the range of companies in either the S&P MidCap 400 Index or the Russell MidCap Growth Index – as of March 31, 2004, between $413 million and $18.4 billion. However, the Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization has fallen outside that range.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure, and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the Fund’s portfolio will be invested using active stock selection and fundamental research. The Fund’s portfolio will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security.

As Sub-Adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

•	A demonstrated ability to consistently increase revenues, earnings, and cash flow;

•	Capable management;

•	Attractive business niches and operate in industries experiencing increasing demand;

•	A sustainable competitive advantage;

•	Proven products or services; or

•	Stock prices that appear to undervalue their growth prospects.

The Fund will generally invest its assets in U.S. common stocks. It may also invest in other securities, including foreign securities and derivatives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 20.91% for the quarter ended December 31, 2001 and the lowest quarterly return was -18.86% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (6/1/00)
Return Before Taxes – Class S	38.32%	3.64%
Return After Taxes on Distributions – Class S	38.32%	3.64%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	24.91%	3.12%
Return Before Taxes – Class Y	38.12%	3.57%
Return Before Taxes – Class L	37.94%	3.39%
Return Before Taxes – Class A+	29.58%	1.44%
Return Before Taxes – Class N+	36.21%	2.82%
S&P MidCap 400 Index^	35.59%	6.11%

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P MidCap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  46  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%	.75%	.75%	.75%	.75%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.11%	.20%	.35%	.35%	.41%
Total Annual Fund Operating Expenses(1)	.86%	.95%	1.10%	1.35%	1.66%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$88	$274	$477	$1,059
Class Y	$97	$303	$525	$1,165
Class L	$112	$350	$606	$1,338
Class A	$706	$979	$1,273	$2,104
Class N	$272	$524	$902	$1,962

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$169	$524	$902	$1,962

T. Rowe Price

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for accounts with an investment objective similar to that of the Fund.

	Highest Quarter	Lowest Quarter
T. Rowe Price Mutual Fund (for Brian Berghuis’ approach)	26.80%, 4Q 1998	-18.88%, 3Q 2002
T. Rowe Price Composite (for Donald Peters’ approach)	39.80%, 4Q 1999	-25.16%, 3Q 2001

T. Rowe Price Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares T. Rowe Price’s investment results for accounts with an investment objective similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price Mutual Fund
Class S*	37.35%	7.36%	13.80%
Class Y*	37.26%	7.26%	13.70%
Class L*	37.11%	7.11%	13.56%
Class A*	28.99%	4.85%	11.80%
Class N*	35.55%	6.55%	13.00%
S&P MidCap 400 Index^	35.59%	8.79%	13.70%

T. Rowe Price Composite
Class S*	36.70%	8.47%	12.91%
Class Y*	36.59%	8.35%	12.80%
Class L*	36.46%	8.22%	12.66%
Class A*	28.38%	6.69%	11.74%
Class N*	34.91%	7.65%	12.10%
S&P MidCap 400 Index^	35.59%	8.79%	13.70%

* Performance shown is from a mutual fund and a composite of separately managed accounts of T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The performance of the mutual fund is of the T. Rowe Price Mid-Cap Growth Fund which is registered under the Investment Company Act of 1940. The mutual fund and composite performance do not represent the historical performance of the MassMutual Mid Cap Growth Equity II Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P Mid Cap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  47  –

MassMutual Small Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the managers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its assets in the securities of companies whose market capitalizations, at the time of purchase, fall within the range of companies in the Russell 2000 Index or the S&P Small Cap 600 Index—as of March 31, 2004, between $15.8 million and $3.1 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. Two Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either index.

Wellington Management Company, LLP (“Wellington Management”) employs two investment approaches: one used by Kenneth Abrams and one used by Steven Angeli.

Wellington Management’s investment approach used by Mr. Abrams emphasizes its own proprietary fundamental research and bottom-up stock selection to identify what it believes to be the best small-capitalization companies. These companies generally share several common characteristics: financial strength; top market share; significant insider ownership; a high level of focus on core businesses; favorable industry dynamics; and significant potential appreciation over a three year time horizon.

Wellington Management’s investment approach used by Mr. Angeli employs its own proprietary fundamental research and bottom-up stock selection to identify small-capitalization growth companies with significant appreciation potential. This approach looks at both the life-cycle of a company and its fundamental characteristics. Companies whose stocks are purchased for the Fund generally share several common characteristics: sustainable revenue growth; superior market position; positive financial trends; and high quality management.

Both of the investment approaches employed by Wellington Management will generally sell companies from the Fund when: target prices are reached; detailed evaluation suggests that future upside potential is limited; company fundamentals are no longer attractive; superior purchase candidates are identified; or market capitalization ceilings are exceeded.

Waddell & Reed Investment Management Company (“Waddell & Reed”) uses a bottom-up process, generally emphasizing long-term growth potential and superior financial characteristics, such as: annual revenue and earnings growth rate of 25%+, pre-tax margins of 20%+, and debt-free capital structure. Generally, companies also are considered which are strong niche players with a defensible market position, have active involvement of the founder-entrepreneur and demonstrate commitment to their employees, customers, suppliers and shareholders.

Waddell & Reed buys companies with an anticipated three year holding period, and therefore expects this portion of the Fund’s portfolio to typically have lower than 50% annual turnover.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 22.76% for the quarter ended December 31, 2001 and the lowest was -24.73% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/3/99)
Return Before Taxes – Class S	44.11%	6.33%
Return After Taxes on Distributions – Class S	44.11%	6.00%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	28.67%	5.27%
Return Before Taxes – Class Y	43.97%	6.18%
Return Before Taxes – Class L	43.83%	6.04%
Return Before Taxes – Class A+	35.20%	4.43%
Return Before Taxes – Class N+	42.00%	5.43%
Russell 2000 Index^	47.26%	6.97%

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  48  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.82%	.82%	.82%	.82%	.82%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.15%	.29%	.44%	.44%	.49%
Total Annual Fund Operating Expenses(1)	.97%	1.11%	1.26%	1.51%	1.81%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$99	$309	$536	$1,188
Class Y	$113	$353	$611	$1,349
Class L	$128	$400	$691	$1,520
Class A	$721	$1,026	$1,352	$2,271
Class N	$287	$570	$980	$2,123

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$184	$570	$980	$2,123

Wellington Management and Waddell & Reed

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with an investment objective similar to that of the Fund.

	Highest Quarter	Lowest Quarter
Wellington Management Composite (for Kenneth Abrams’ approach)	35.20%, 4Q 1999	-22.18%, 3Q 2001
Wellington Management Composite (for Steven Angeli’s approach)	42.25%, 4Q 1999	-24.13%, 3Q 2001
Waddell & Reed Composite	44.12%, 4Q 1999	-22.21%, 3Q 2001

Wellington Management and Waddell & Reed

Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares each Sub-Adviser’s investment results for accounts with an investment objective similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception (3/94)
Wellington Management Composite (for Kenneth Abrams’ approach)
Class S*	56.22%	18.14%	15.23%
Class Y*	56.08%	18.00%	15.10%
Class L*	55.93%	17.84%	14.95%
Class A*	46.73%	16.19%	13.99%
Class N*	54.38%	17.27%	14.39%
Russell 2000 Index^	47.26%	7.13%	9.34%

			(1/98)
Wellington Management Composite (for Steven Angeli’s approach)
Class S*	56.68%	6.78%	10.50%
Class Y*	56.54%	6.63%	10.35%
Class L*	56.39%	6.47%	10.19%
Class A*	47.17%	4.95%	8.85%
Class N*	54.84%	5.88%	9.61%
Russell 2000 Index^	47.26%	7.13%	5.45%

			Ten Years
Waddell & Reed Composite
Class S*	38.95%	13.04%	20.26%
Class Y*	38.81%	12.89%	20.12%
Class L*	38.66%	12.73%	19.96%
Class A*	30.45%	11.09%	18.96%
Class N*	37.11%	12.15%	19.39%
Russell 2000 Index^	47.26%	7.13%	9.47%

* Each Sub-Adviser’s Similar Account performance is a composite of all separately managed institutional accounts managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions. Each Sub-Adviser’s similar account performance has been adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. Wellington Management replaced J.P. Morgan Investment Management Inc. as a co-sub-adviser of the Fund on December 3, 2001. Each Sub-Adviser’s similar account performance does not represent the historical performance of the MassMutual Small Cap Growth Equity Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  49  –

MassMutual Small Company Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the Fund’s Sub-Advisers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000 Index, the Fund’s benchmark. As of March 31, 2004, the Russell 2000 Index was comprised of companies with market capitalizations ranging between $15.8 million and $2.8 billion. The range of capitalizations of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

In selecting securities, Mazama Capital Management, Inc. (“Mazama”) seeks undiscovered and/or underappreciated companies that have one or all of the following characteristics: strong management team, the ability to attract talented employees, the best or one of the best in their industry, strong financials and financial trends and significant ownership by officers and directors. Mazama utilizes a proprietary Price Performance Model to assist it in identifying securities in which to invest.

MTB Investment Advisors, Inc. (“MTB”) invests primarily in securities of smaller companies that are in the early stages of development and which MTB believes have the potential to achieve substantial long-term earnings growth. In selecting investments for the portfolio, MTB purchases securities of small-cap U.S. companies with strong earnings growth potential. MTB may also purchase stocks of companies that are experiencing unusual, non-repetitive “special” situations (such as mergers or spin-offs) or that have valuable fixed assets whose value is not, in MTB’s opinion, fully reflected in a stock’s price. MTB may also purchase stocks of smaller companies that it believes are undervalued relative to their assets, earnings or growth potential.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 29.89% for the quarter ended June 30, 2003 and the lowest quarterly return was -19.88% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/01)
Return Before Taxes – Class S	60.66%	6.27%
Return After Taxes on Distributions – Class S	58.29%	5.48%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	39.64%	4.93%
Return Before Taxes – Class Y	60.75%	6.22%
Return Before Taxes – Class L	60.55%	6.08%
Return Before Taxes – Class A+	50.73%	2.67%
Return Before Taxes – Class N+	58.78%	5.46%
Russell 2000 Index^	47.26%	7.78%

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  50  –

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%		.85%		.85%		.85%		.85%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.29%		.33%		.48%		.48%		.53%
Total Annual Fund Operating Expenses	1.14%		1.18%		1.33%		1.58%		1.88%

Expense Reimbursement(1)	(.09%	)	(.09%	)	(.09%	)	(.09%	)	(.09%	)
Net Fund Expenses(2)	1.05%		1.09%		1.24%		1.49%		1.79%

(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through April 30, 2005. The agreement cannot be terminated unilaterally by MassMutual.

(2)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$107	$353	$619	$1,376
Class Y	$111	$366	$640	$1,421
Class L	$126	$413	$720	$1,591
Class A	$719	$1,038	$1,379	$2,336
Class N	$285	$583	$1,008	$2,190

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$182	$583	$1,008	$2,190

Mazama and MTB Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives similar to that of the Fund.

	Highest Quarter	Lowest Quarter
Mazama Composite	41.59%, 4Q 2001	-34.82%, 3Q 2001
MTB Composite	82.53%, 4Q 1999	-23.69%, 3Q 2002

Mazama and MTB Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Mazama Composite
Class S*	75.71%	10.61%	13.62%
Class Y*	75.67%	10.57%	13.58%
Class L*	75.52%	10.41%	13.42%
Class A*	65.20%	8.85%	12.49%
Class N*	73.97%	9.82%	12.85%
Russell 2000 Index^	47.26%	7.13%	9.47%
			Since Inception
MTB Composite			(8/95)
Class S*	53.66%	19.42%	17.58%
Class Y*	53.62%	19.38%	17.54%
Class L*	53.47%	19.22%	17.38%
Class A*	44.41%	17.54%	16.29%
Class N*	51.92%	18.61%	16.79%
Russell 2000 Index^	47.26%	7.13%	9.13%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Small Company Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  51  –

MassMutual Emerging Growth Fund

Investment Objective

This Fund seeks capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing primarily in smaller, rapidly growing emerging companies. The Fund will generally invest in industry segments experiencing rapid growth, and will likely have a portion of its assets in technology and technology-related stocks. The Fund will normally invest at least 80% of its assets in equity securities (primarily common stocks) of these emerging growth companies. The Fund may invest in both domestic and foreign securities. Although the Fund may invest in companies of any size, under current market conditions at the date of this prospectus, it is expected that a substantial portion of the Fund’s investments will be in companies with market capitalizations of $1.5 billion or less.

RS Investment Management, L.P. (“RS”), the Fund’s Sub-Adviser, considers companies that:

•	have distinct proprietary advantages;

•	are gaining market share;

•	have superior margins or experience superior profitability; and

•	have strong management teams.

A security may be sold when its price hits RS’ target. A security may also be sold if the company’s growth rate deteriorates or its performance disappoints, if its price appears overvalued, or if there has been an unfavorable change in the issuer’s management. The Fund may also sell a security if institutional ownership increases substantially.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 30.30% for the quarter ended December 31, 2001 and the lowest quarterly return was -30.49% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/00)
Return Before Taxes – Class S	46.37%	-16.14%
Return After Taxes on Distributions – Class S	46.37%	-16.14%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	30.14%	-13.17%
Return Before Taxes – Class Y	45.94%	-16.27%
Return Before Taxes – Class L	45.92%	-16.40%
Return Before Taxes – Class A+	36.80%	-17.96%
Return Before Taxes – Class N+	44.01%	-16.96%
Russell 2000 Index^	47.26%	4.04%

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  52  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(% of average net assets)
Management Fees	.79%	.79%	.79%	.79%	.79%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.19%	.29%	.44%	.44%	.49%
Total Annual Fund Operating Expenses(1)	.98%	1.08%	1.23%	1.48%	1.78%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$100	$312	$541	$1,200
Class Y	$110	$344	$595	$1,315
Class L	$125	$390	$675	$1,486
Class A	$718	$1,017	$1,338	$2,240
Class N	$284	$561	$965	$2,091

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$181	$561	$965	$2,091

RS Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by RS for accounts with investment objectives similar to that of the Fund.

During the periods shown above, the highest quarterly return was 74.72% for the quarter ended December 31, 1999 and the lowest was -30.93% for the quarter ended September 30, 2001.

RS Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares RS’ investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
RS Composite
Class S*	47.94%	6.56%	13.21%
Class Y*	47.84%	6.45%	13.10%
Class L*	47.68%	6.27%	12.94%
Class A*	38.95%	4.76%	11.98%
Class N*	46.14%	5.64%	12.34%
Russell 2000 Index^	47.26%	7.13%	9.47%

* Performance shown is a composite of all portfolios managed by RS Investment Management with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar chart is based on Class S expenses. RS’ composite includes performance of the RS Emerging Growth Fund, which is registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MassMutual Emerging Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  53  –

MassMutual International Equity Fund

Investment Objective

This Fund seeks to achieve a high total rate of return over the long term by investing in a diversified portfolio of foreign and domestic equity securities.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by having at least 80% of its assets invested in stocks traded primarily in foreign markets, including markets in Europe, Latin America and Asia. The Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”), focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity. OFI also considers the macroeconomic outlook for various regional economies. The Fund tends to favor companies involved in the following businesses:

•	Capital Market Development;

•	Telecommunications/Media;

•	Efficiency Enhancing Technologies and Services;

•	Healthcare and Biotechnology;

•	Infrastructure Spending;

•	Emerging Consumer Markets;

•	Corporate Restructuring; and

•	Natural Resources.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance*

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return was 39.47% for the quarter ended December 31, 1999 and the lowest was –29.46% for the quarter ended September 30, 2002.

–  54  –

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years		Ten Years
Class S*	50.49%		2.79%	5.15%
Class Y+	50.60%		2.77%	5.04%
Class L+	50.23%		2.57%	4.93%
Class A+	41.18%		1.14%	3.98%
Class N+	48.44%		2.01%	4.17%
MSCI EAFE^	38.59%	-	0.05%	4.47%

*Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+Performance for Class Y and Class A shares of the Fund prior to January 1, 1998 is based on Class S shares adjusted to reflect Class Y and Class A expenses, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the Fund prior to May 3, 1999 is based on Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

^ MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years		Since Inception (10/3/94)
Return Before Taxes – Class S	50.49%		2.79%	5.31%
Return After Taxes on Distributions – Class S	50.52%		1.20%	3.75%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	33.16%		1.82%	3.94%
MSCI EAFE^	38.59%	-	0.05%	3.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%	.85%	.85%	.85%	.85%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.24%	.27%	.42%	.42%	.47%
Total Annual Fund Operating Expenses(1)	1.09%	1.12%	1.27%	1.52%	1.82%

(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$111	$347	$601	$1,327
Class Y	$114	$356	$617	$1,361
Class L	$129	$403	$697	$1,531
Class A	$722	$1,029	$1,357	$2,282
Class N	$288	$573	$985	$2,134

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$185	$573	$985	$2,134

–  55  –

MassMutual Overseas Fund

Investment Objective

The Fund seeks growth of capital over the long-term by investing in both foreign and domestic equity securities.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing at least 80% of its assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund’s two Sub-Advisers, American Century Investment Management, Inc. (“American Century”) and Harris Associates L.P. (“Harris”), each focus on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity. The Sub-Advisers also consider the macroeconomic outlook for various regional economies.

American Century uses a growth investment strategy it developed to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth. Ideally, the Fund managers look for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

•	Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before.

The managers use a bottom-up approach to select stocks to buy for the Fund. This means that they make their investment decisions based on the business fundamentals of the individual companies rather than on economic forecasts or the outlook for industries or sectors. The managers track financial information for thousands of companies to identify trends in the companies’ earnings and revenues. This information is used to help the Fund managers select or hold the stocks of companies they believe will be able to sustain their growth and sell the stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the Fund managers believe that it is important to diversify the Fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the Fund managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

Harris utilizes a fundamental, bottom-up investment strategy. Harris seeks out companies that it believes to be trading in the market at significant discounts to their underlying values. These businesses must offer, in Harris’ opinion, significant profit potential and be run by managers who think and act as owners. Harris’ research analysts are generalists and search for value in the stock market wherever it may be, regardless of industry, as well as in both established and emerging markets. This structure provides analysts with a much broader perspective and allows them to assess relative values among companies in different industry sectors.

Harris’ portfolio managers and analysts also look for value based on a company’s normalized earnings (after adjusting for cyclical influences) and asset value. A company must be selling at 30% or greater discount to its value to be a candidate for purchase. Stocks are analyzed in terms of financial strength, the position of the company in its industry, and the attractiveness of the industry.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 65.

Annual Performance

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 20.76% for the quarter ended June 30, 2003 and the lowest quarterly return was -21.22% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/01)
Return Before Taxes – Class S	30.87%	-1.20%
Return After Taxes on Distributions – Class S	30.96%	-1.17%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	20.34%	-0.95%
Return Before Taxes – Class Y	30.88%	-1.24%
Return Before Taxes – Class L	30.68%	-1.39%
Return Before Taxes – Class A+	22.74%	-3.79%
Return Before Taxes – Class N+	28.96%	-1.95%
MSCI EAFE^	38.59%	-0.32%

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses and cannot be purchased directly by investors.

–  56  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(% of average net assets)
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.29%	.34%	.49%	.49%	.54%
Total Annual Fund Operating Expenses(1)	1.29%	1.34%	1.49%	1.74%	2.04%
(1)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$131	$409	$707	$1,554
Class Y	$137	$425	$734	$1,610
Class L	$152	$471	$813	$1,776
Class A	$743	$1,093	$1,466	$2,506
Class N	$310	$640	$1,098	$2,364

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$207	$640	$1,098	$2,364

Harris and American Century Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives similar to that of the Fund.

	Highest Quarter	Lowest Quarter
Harris Composite	25.65%, 2Q 2003	-22.99%, 3Q 2002
American Century Composite	48.34%, 4Q 1999	-19.74%, 3Q 2002

Harris and American Century Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Harris Composite
Class S*	37.83%	13.47%	8.84%
Class Y*	37.78%	13.42%	8.78%
Class L*	37.63%	13.26%	8.63%
Class A*	29.48%	11.68%	7.74%
Class N*	36.08%	12.71%	8.08%
MSCI EAFE^	38.59%	-0.05%	4.47%
American Century Composite
Class S*	25.44%	0.49%	6.18%
Class Y*	25.39%	0.44%	6.13%
Class L*	25.24%	0.28%	5.97%
Class A*	17.80%	-1.16%	5.09%
Class N*	23.69%	-0.29%	5.41%
MSCI EAFE^	38.59%	-0.05%	4.47%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Overseas Fund’s share classes. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Overseas Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses and cannot be purchased directly by investors.

–  57  –

MassMutual Destination Retirement Funds

MassMutual Destination Retirement Income Fund

Investment Objective

The Fund seeks to achieve high current income and, as a secondary objective, capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of MassMutual equity, fixed income and money market funds using an asset allocation strategy designed for investors already in retirement.

•	Assets are allocated among underlying MassMutual Institutional Funds according to a stable target asset allocation strategy that emphasizes fixed income and money market funds but also includes a smaller allocation to equity funds.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

MassMutual Destination Retirement 2010 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of MassMutual equity, fixed income and money market funds using an asset allocation strategy designed for investors expecting to retire around the year 2010.

•	Assets are allocated among underlying MassMutual Institutional Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2010).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

MassMutual Destination Retirement 2020 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of MassMutual equity, fixed income and money market funds using an asset allocation strategy designed for investors expecting to retire around the year 2020.

•	Assets are allocated among underlying MassMutual Institutional Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2020).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

MassMutual Destination Retirement 2030 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of MassMutual equity, fixed income and money market funds using an asset allocation strategy designed for investors expecting to retire around the year 2030.

•	Assets are allocated among underlying MassMutual Institutional Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2030).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

–  58  –

MassMutual Destination Retirement 2040 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of MassMutual equity, fixed income and money market funds using an asset allocation strategy designed for investors expecting to retire around the year 2040.

•	Assets are allocated among underlying MassMutual Institutional Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2040).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 65.

More Principal Investment Strategies and Risks

MassMutual invests each Destination Retirement Fund’s assets in a combination of MassMutual Institutional Funds: domestic and international equity funds, investment-grade fixed-income funds, and money market funds (underlying MassMutual Institutional Funds). The Destination Retirement Funds differ primarily due to their asset allocations among these fund types.

MassMutual allocates the assets of each Destination Retirement Fund with a target retirement date (Destination Retirement 2010, Destination Retirement 2020, Destination Retirement 2030, and Destination Retirement 2040) among underlying MassMutual Institutional Funds according to an asset allocation strategy that becomes increasingly conservative over time. Each fund’s name refers to the approximate retirement year of the investors for whom the fund’s asset allocation strategy is designed. For example, Destination Retirement 2030, which is designed for investors planning to retire around the year 2030, currently has an aggressive target asset allocation (relative to the other Destination Retirement Funds), with a substantial portion of its assets invested in equity funds and a modest portion of its assets invested in fixed-income funds. By contrast, Destination Retirement 2010 currently has a more conservative target asset allocation, with less than half of its assets invested in equity funds and the majority of its assets invested in fixed-income and money market funds.

Destination Retirement Income is designed for investors in their retirement years. MassMutual allocates the fund’s assets according to a stable target asset allocation that emphasizes fixed-income and money market funds but also includes a smaller allocation to equity funds.

When the target asset allocation of another Destination Retirement Fund matches Destination Retirement Income’s target asset allocation (approximately five to ten years after the fund’s retirement date), it is expected that the fund will be combined with Destination Retirement Income and the fund’s shareholders will become shareholders of Destination Retirement Income. This may be done without a vote of shareholders if the Trust’s Board of Trustees determines at the time of the proposed combination that combining the funds is in the best interests of the funds and their shareholders. The objectives and policies stated above are non-fundamental and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders.

MassMutual intends to manage each Destination Retirement Fund according to its target asset allocation strategy, and does not intend to trade actively among underlying MassMutual Institutional Funds or intend to attempt to capture short-term market opportunities. However, MassMutual may modify the target asset allocation strategy for any Destination Retirement Fund and modify the selection of underlying MassMutual Institutional Funds for any Destination Retirement Fund from time to time.

The following table contains guidelines designed to help investors select an appropriate Destination Retirement Fund. The guidelines are based on the year in which the investor anticipates his or her retirement to begin and assume a retirement age of 65.

Retirement Year	Fund
Retired before 2006	Destination Retirement Income
2006-2015	Destination Retirement 2010
2016-2025	Destination Retirement 2020
2026-2035	Destination Retirement 2030
2036-2045	Destination Retirement 2040

–  59  –

The following table lists the underlying MassMutual Institutional Funds in which each Destination Retirement Fund currently may invest and each Destination Retirement Fund’s approximate target asset allocation to each underlying MassMutual Institutional Fund as of the date of this prospectus. MassMutual may change these percentages over time and may invest in any other MassMutual Institutional Funds, including any MassMutual Institutional Funds that may be created in the future.

Investment Option Categories	Destination Retirement Income	Destination Retirement 2010	Destination Retirement 2020	Destination Retirement 2030	Destination Retirement 2040

Equity	30%	40%	60%	85%	100%
Domestic Equity
MM Fundamental Value (Wellington)	0%	5%	9%	13%	15%
MM Large Cap Value (Davis)	9%	6%	9%	12%	15%
MM Growth Equity (MFS)	9%	11%	9%	13%	15%
MM Aggressive Growth (Sands)	0%	0%	9%	12%	15%
MM Small Cap Equity (Babson)	7%	6%	5%	0%	0%
MM Small Company Value (Clover/T. Rowe Price)	0%	0%	0%	6%	7%
MM Focused Value (Harris)	0%	0%	5%	5%	6%
MM Mid Cap Growth II (T. Rowe Price)	0%	5%	5%	5%	6%
MM Emerging Growth (RS Investments)	0%	0%	0%	6%	6%

International Equity
MM Overseas (American Century/Harris)	5%	7%	9%	13%	15%

Fixed Income & Short Term/Money Market	70%	60%	40%	15%	0%
MM Core Bond (Babson)	17%	15%	12%	0%	0%
MM Diversified Bond (Babson)	16%	15%	11%	7%	0%
MM Inflation-Protected Bond (Babson)	17%	15%	12%	8%	0%
MM Short-Duration Bond (Babson)	15%	10%	5%	0%	0%
MM Money Market (Babson)	5%	5%	0%	0%	0%

–  60  –

The following chart illustrates each Destination Retirement Fund’s approximate target asset allocation among equity and fixed-income funds as of the date of this prospectus. The Destination Retirement Funds’ target asset allocations may differ from this illustration.

–  61  –

Annual Performance

Each Destination Retirement Fund began operations December 31, 2003 and does not have a full calendar year of returns. There will be risks of investing in the Funds because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because each Fund does not have a full calendar year of returns, there are no tables which shows how each Fund’s returns have deviated from the broad market.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.

Destination Retirement Income

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%		.05%		.05%		.05%		.05%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		50%
Other Expenses(1)	.18%		.21%		.31%		.31%		.36%
Total Annual Fund Operating Expenses	.23%		.26%		.36%		.61%		.91%

Expense Reimbursement(2)	(.11%	)	(.11%	)	(.11%	)	(.11%	)	(.11%	)
Net Fund Expenses(3)	.12%		.15%		.25%		.50%		.80%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.
(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through December 31, 2006. The agreement cannot be terminated unilaterally by MassMutual.
(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Destination Retirement 2010

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%		.05%		.05%		.05%		.05%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses(1)	.12%		.17%		.27%		.27%		.32%
Total Annual Fund Operating Expenses	.17%		.22%		.32%		.57%		.87%

Expense Reimbursement(2)	(.07%	)	(.07%	)	(.07%	)	(.07%	)	(.07%	)
Net Fund Expenses(3)	.10%		.15%		.25%		.50%		.80%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.
(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through December 31, 2006. The agreement cannot be terminated unilaterally by MassMutual.
(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Destination Retirement 2020

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%		.05%		.05%		.05%		.05%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses(1)	.10%		.15%		.25%		.25%		.30%
Total Annual Fund Operating Expenses	.15%		.20%		.30%		.55%		.85%

Expense Reimbursement(2)	(.05%	)	(.05%	)	(.05%	)	(.05%	)	(.05%	)
Net Fund Expenses(3)	.10%		.15%		.25%		.50%		.80%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.
(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through December 31, 2006. The agreement cannot be terminated unilaterally by MassMutual.
(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

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Destination Retirement 2030

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%		.05%		.05%		.05%		.05%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses(1)	.11%		.16%		.26%		.26%		.31%
Total Annual Fund Operating Expenses	.16%		.21%		.31%		.56%		.86%

Expense Reimbursement(2)	(.06%	)	(.06%	)	(.06%	)	(.06%	)	(.06%	)
Net Fund Expenses(3)	.10%		.15%		.25%		.50%		.80%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.
(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through December 31, 2006. The agreement cannot be terminated unilaterally by MassMutual.
(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Destination Retirement 2040

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%		.05%		.05%		.05%		.05%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses(1)	.13%		.18%		.28%		.28%		.33%
Total Annual Fund Operating Expenses	.18%		.23%		.33%		.58%		.88%

Expense Reimbursement(2)	(.08%	)	(.08%	)	(.08%	)	(.08%	)	(.08%	)
Net Fund Expenses(3)	.10%		.15%		.25%		.50%		.80%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.
(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through December 31, 2006. The agreement cannot be terminated unilaterally by MassMutual.
(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

In addition to the total and net operating expenses shown above, each Destination Retirement Fund, as a shareholder in an underlying MassMutual Institutional Fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying MassMutual Institutional Fund, and each Destination Retirement Fund’s investment return will be net of underlying MassMutual Institutional Fund expenses. Each Destination Retirement Fund will invest in Class S shares of the underlying MassMutual Institutional Funds.

The combined net expense ratios of each Destination Retirement Fund (calculated as a percentage of average net assets) are as follows:

	Combined net expense ratio for each Destination Retirement Fund and the underlying MassMutual Institutional Funds

	Class S	Class Y	Class L	Class A	Class N

Destination Retirement Income	.79%	.82%	.92%	1.17%	1.47%

Destination Retirement 2010	.81%	.86%	.96%	1.21%	1.51%

Destination Retirement 2020	.87%	.92%	1.02%	1.27%	1.57%

Destination Retirement 2030	.97%	1.02%	1.12%	1.37%	1.67%

Destination Retirement 2040	1.01%	1.06%	1.16%	1.41%	1.71%

Each Destination Retirement Fund’s combined net expense ratio is based on its net operating expense ratio plus a weighted average of the net operating expense ratios of the underlying MassMutual Institutional Funds in which it was invested (for each underlying MassMutual Institutional Fund’s most recently reported fiscal year) as of December 31, 2003. The combined net expense ratios for each Destination Retirement Fund may be higher or lower depending on the allocation of a fund’s assets among the underlying MassMutual Institutional Funds and the actual expenses of the underlying MassMutual Institutional Funds.

Examples

These examples are intended to help you compare the cost of investing in the Destination Retirement Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your

–  63  –

investment earns a 5% return each year and that the Fund’s net operating expenses, which include the weighted average of the net operating expenses of each of the underlying MassMutual Institutional Funds, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Destination Retirement Income

	1 Year	3 Years
Class S	$81	$276
Class Y	$84	$285
Class L	$94	$317
Class A	$688	$948
Class N	$253	$488

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$150	$488

Destination Retirement 2010

	1 Year	3 Years
Class S	$83	$274
Class Y	$88	$289
Class L	$98	$321
Class A	$692	$952
Class N	$257	$492

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$154	$492

Destination Retirement 2020

	1 Year	3 Years
Class S	$89	$288
Class Y	$94	$304
Class L	$104	$335
Class A	$698	$966
Class N	$263	$507

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$160	$507

Destination Retirement 2030

	1 Year	3 Years
Class S	$99	$322
Class Y	$104	$338
Class L	$114	$369
Class A	$708	$997
Class N	$273	$540

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$170	$540

Destination Retirement 2040

	1 Year	3 Years
Class S	$103	$339
Class Y	$108	$354
Class L	$118	$386
Class A	$711	$1,013
Class N	$277	$556

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$174	$556

–  64  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks”. These Principal Risks are summarized in this section. The chart at the end of this section displays similar information. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

•	Market Risk – Money Market/Bond Funds

All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Money Market Fund, the Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Balanced Fund’s Core Bond Segment, the Strategic Balanced Fund, the Diversified Bond Fund and the Destination Retirement Funds are subject to market risk because they invest some or all of their assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Funds will likely fall. If interest rates fall, most securities held by Funds paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is defined on page 6 of the Prospectus and in the Statement of Additional Information. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

•	Market Risk – Equity Funds

The Core Equity Segment of the Balanced Fund, the Strategic Balanced Fund, the Core Value Equity Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Small Company Value Fund, the Small Cap Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Overseas Fund and the Destination Retirement Funds are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Short-Duration Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Strategic

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations”. Those sections also include more information about the funds, their investments and the related risks.

–  65  –

Balanced Fund and the Core Bond Segment of the Balanced Fund to the extent they invest in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. The Short-Duration Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Strategic Balanced Fund and the Core Bond Segment of the Balanced Fund invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•	Management Risk. All the Funds, other than the Indexed Equity Fund and the OTC 100 Fund, are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•	Tracking Error Risk. There are several reasons that the Indexed Equity Fund’s or the OTC 100 Fund’s performance may not track the relevant Index exactly. Unlike the Index, each Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

•	Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Core Bond Segment of the Balanced Fund, the Strategic Balanced Fund and the Diversified Bond Fund to the extent that these Funds invest to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. These Funds are also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk tend to involve greater liquidity risk. Accordingly, the Inflation-Protected Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Core Bond Segment of the Balanced Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Small Company Value Fund, the Small Cap Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Overseas Fund and the Destination Retirement Funds may be subject to liquidity risk.

•

Derivative Risk.  All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of

–  66  –

the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•	Non-Diversification Risk. Diversification is a way for a Fund to reduce its risk. It means that the Fund invests in securities of a broad range of companies. A “non-diversified” fund may purchase larger positions in a smaller number of issuers. Therefore, the increase or decrease in the value of each single stock will have a greater impact on the Fund’s net asset value. In addition, the Fund’s net asset value can be expected to fluctuate more than a comparable diversified fund. This fluctuation can also affect the Fund’s performance. The Value Equity Fund, the Aggressive Growth Fund and the Focused Value Fund are actively managed non-diversified funds. Each Fund’s investment Sub-Adviser uses a strategy of limiting the number of companies which the Fund will hold. The Indexed Equity Fund and the OTC 100 Fund also are considered non-diversified funds. They attempt to satisfy their investment objectives of replicating a particular index by purchasing the securities in the index without regard to how much of each security the Funds buy.

•	Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated. The Inflation-Protected Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Core Bond Segment of the Balanced Fund, the Strategic Balanced Fund, the Core Value Equity Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Overseas Fund and the Destination Retirement Funds, are subject to foreign investment risk.

These Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•

Emerging Markets Risk.  The Core Bond Fund, the Diversified Bond Fund, the Core Bond Segment of the Balanced Fund, the Strategic Balanced Fund, the Value Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Overseas Fund and the Destination Retirement Funds may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility

–  67  –

than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•	Currency Risk. The Inflation-Protected Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Core Bond Segment of the Balanced Fund, the Strategic Balanced Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Overseas Fund and the Destination Retirement Funds are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. Dollar, or, in the case of hedging positions, the U.S. Dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•	Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Small Company Value Fund, the Small Cap Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Overseas Fund and the Destination Retirement Funds generally have the greatest exposure to this risk.

•	Growth Company Risk. Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Indexed Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund and the Destination Retirement Funds generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. These Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Value Company Risk. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Core Value Equity Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Focused Value Fund, the Small Company Value Fund and the Destination Retirement Funds generally have the greatest exposure to this risk.

•	Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

–  68  –

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have risks not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Value Company Risk	Leveraging Risk

Money Market Fund	X	X	X				X								X

Short-Duration Bond Fund	X	X	X		X		X								X

Inflation-Protected Bond Fund	X	X	X		X	X	X		X		X				X

Core Bond Fund	X	X	X		X	X	X		X	X	X				X

Diversified Bond Fund	X	X	X		X	X	X		X	X	X				X

Balanced Fund	X	X	X		X	X	X		X	X	X				X

Strategic Balanced Fund	X	X	X		X	X	X		X	X	X				X

Core Value Equity Fund	X	X	X				X		X					X	X

Fundamental Value Fund	X	X	X			X	X		X					X	X

Large Cap Value Fund	X	X	X				X		X		X			X	X

Value Equity Fund	X	X	X			X	X	X	X	X	X			X	X

Indexed Equity Fund	X	X		X			X	X	X		X		X		X

Blue Chip Growth Fund	X	X	X			X	X		X	X	X		X		X

Large Cap Growth Fund	X	X	X			X	X		X	X	X		X		X

Growth Equity Fund	X	X	X				X		X		X		X		X

Aggressive Growth Fund	X	X	X			X	X	X	X	X	X	X	X		X

OTC 100 Fund	X	X		X		X	X	X				X	X		X

Focused Value Fund	X	X	X			X	X	X	X			X		X	X

Small Company Value Fund	X	X	X			X	X		X		X	X		X	X

Small Cap Equity Fund	X	X	X			X	X		X		X	X			X

Mid Cap Growth Equity Fund	X	X	X			X	X		X		X	X	X		X

Mid Cap Growth Equity II Fund	X	X	X			X	X		X		X	X	X		X

Small Cap Growth Equity Fund	X	X	X			X	X		X	X	X	X	X		X

–  69  –

Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Value Company Risk	Leveraging Risk

Small Company Growth Fund	X	X	X			X	X		X	X	X	X	X		X

Emerging Growth Fund	X	X	X			X	X		X	X	X	X	X		X

International Equity Fund	X	X	X			X	X		X	X	X				X

Overseas Fund	X	X	X			X	X		X	X	X				X

Destination Retirement Income Fund	X	X	X		X	X	X		X	X	X	X	X	X	X

Destination Retirement 2010 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X

Destination Retirement 2020 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X

Destination Retirement 2030 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X

Destination Retirement 2040 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X

–  70  –

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2003, MassMutual, together with its subsidiaries, had assets in excess of $96 billion and assets under management in excess of $285 billion.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. In 2003, MassMutual was paid an investment management fee based on a percentage of its average daily net assets as follows: .35% for the Money Market Fund; .40% for the Short-Duration Bond Fund; .48% for the Inflation-Protected Bond Fund; .48% for the Core Bond Fund; .50% for the Diversified Bond Fund; ..48% for the Balanced Fund; .60% for the Strategic Balanced Fund; .50% for the Core Value Equity Fund; .65% for the Fundamental Value Fund; .70% for the Value Equity Fund; .65% for the Large Cap Value Fund; .10% for the Indexed Equity Fund; .70% for the Blue Chip Growth Fund; .65% for the Large Cap Growth Fund; .68% for the Growth Equity Fund; .73% for the Aggressive Growth Fund; .15% for the OTC 100 Fund; .69% for the Focused Value Fund; .85% for the Small Company Value Fund; .58% for the Small Cap Equity Fund; .70% for the Mid Cap Growth Equity Fund; .75% for the Mid Cap Growth Equity II Fund; .82% for the Small Cap Growth Equity Fund; .85% for the Small Company Growth Fund; .79% for the Emerging Growth Fund; .85% for the International Equity Fund; 1.00% for the Overseas Fund; and .05% for each of the Destination Retirement Funds.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. In 2003, the fee ranges for each share class of the Funds were .0116% to .3744% for Class S shares; .0459% to .4744% for Class Y shares; .1459% to .6244% for Class L and Class A shares; and .1959% to .6744% for Class N shares.

MassMutual, as each Destination Retirement Fund’s investment adviser, administers the asset allocation program for each Destination Retirement Fund. This function is performed by MassMutual’s Asset Allocation Committee.

David L. Babson & Company Inc. (“Babson”), a MassMutual majority-owned and controlled subsidiary, located at 1295 State Street, Springfield, Massachusetts 01111 and at One Memorial Drive, Cambridge, Massachusetts 02142, manages the investments of the Money Market Fund, the Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Balanced Fund, the Small Cap Equity Fund and a portion of the portfolio of the Core Value Equity Fund. Babson has provided investment advice to individual and institutional investors for more than 50 years and had assets under management as of December 31, 2003 of more than $82 billion.

Mary Wilson Kibbe

is principally responsible for the day-to-day management of the Money Market Fund, the Core Bond Fund, the Money Market and Core Bond Segments of the Balanced Fund and the Diversified Bond Fund. She has managed these Funds since their inception. Ms. Kibbe, a Managing Director of Babson, has over 28 years of industry experience and has been associated with MassMutual since 1982. She is responsible for overseeing all public fixed income trading for MassMutual and its insurance company subsidiaries.

Stephen F. Libera

assists Ms. Kibbe in the day-to-day management of the Core Bond Fund, the Core Bond Segment of the Balanced Fund and the Diversified Bond Fund. Mr. Libera, a Managing Director of Babson, is a Chartered Financial Analyst with more than 30 years of investment experience. Prior to joining Babson in 2000, Mr. Libera worked at Oppenheimer Funds and prior to that worked as a Senior Portfolio Manager at Connecticut Mutual Life Company.

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Ronald Desautels

is principally responsible for the day-to-day management of the Short-Duration Bond Fund and the Inflation-Protected Bond Fund. He has managed these Funds since inception. Mr. Desautels, a Managing Director of Babson, is a Chartered Financial Analyst with 27 years of investment experience and has been associated with MassMutual since 1989.

Anthony M. Maramarco

is a portfolio manager of a portion of the Core Value Equity Fund. Mr. Maramarco, a Managing Director of Babson, is a Chartered Financial Analyst with more than 21 years of investment experience. Mr. Maramarco has been a portfolio manager with Babson (and a company which merged into Babson) since 1993 and serves as a portfolio manager of the firm’s Value Equity strategy. Previously, he worked as an analyst at Connecticut National Bank and Massachusetts Mutual Life Insurance Company.

Michael P. Stack

is a portfolio manager of a portion of the Core Value Equity Fund. Mr. Stack, a Managing Director of Babson, is a Chartered Financial Analyst with more than 17 years of investment experience. Mr. Stack joined Babson in 2002 and serves as a portfolio manager of the firm’s Large Cap Value strategy. Prior to joining Babson, Mr. Stack served as an analyst and portfolio manager at several financial institutions. Most recently, he worked at Putnam Investments where he was a senior vice president and senior portfolio manager.

Michael Farrell

is primarily responsible for managing the portfolio of the Core Equity Segment of the Balanced Fund and a portion of the Core Value Equity Fund. He is also responsible for asset allocation for the Balanced Fund. Mr. Farrell, a Managing Director of Babson, has 16 years of investment experience. Mr. Farrell joined Babson in January, 2000. Prior to that time, Mr. Farrell had worked for Aeltus Investment Management since 1992. Mr. Farrell is assisted by a team of Babson professionals.

Paul S. Szczygiel

has been principally responsible for the day-to-day management of the Small Cap Equity Fund since December 1, 1999. Prior to assuming day-to-day responsibility for managing the Fund, Mr. Szczygiel was actively involved in assisting the previous portfolio manager. Mr. Szczygiel also currently serves as portfolio manager for several other registered and unregistered funds sponsored by Babson with investment objectives similar to that of the Fund. Mr. Szczygiel is a Chartered Financial Analyst with over 20 years of investment experience. He has been associated with Babson (and a company which merged into Babson) since 1994, prior to which he was an Associate Director at Bear Stearns. Mr. Szczygiel is assisted in the day-to-day management of the Fund by a team of Babson investment professionals.

Robert K. Baumbach

assists Mr. Szczygiel in the day-to-day management of the Small Cap Equity Fund. Mr. Baumbach is a Chartered Financial Analyst with over 19 years of investment experience. Mr. Baumbach has been employed by Babson since November 1999, prior to which he was a Senior Vice President and Senior Analyst at Putnam Investments.

OppenheimerFunds, Inc. (“OFI”), located at 2 World Financial Center, 225 Liberty Street, New York, New York 10281, manages the investments of the International Equity Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its controlled affiliates, as of December 31, 2003, OFI managed assets of more than $150 billion.

George Evans

has been primarily responsible for the day-to-day management of the International Equity Fund since its inception. Mr. Evans, a Chartered Financial Analyst, is a Vice President and Portfolio Manager of OFI and has been with OFI since 1990. He has been a Vice President of OFI since 1993 and also manages other Funds for OFI.

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William L. Wilby

Other members of OFI’s Global Equity team, including Mr. Wilby, assist George Evans in managing the International Equity Fund. Mr. Wilby is a Senior Vice President, Senior Investment Officer and Director of International Equities of OFI. He is a Chartered Financial Analyst with over 22 years of asset management experience. Mr. Wilby has been a Senior Vice President of OFI since 1994 and also manages other Funds for OFI.

Alliance Capital Management L.P. (“Alliance Capital”), located at 1345 Avenue of the Americas, New York, New York 10105, manages a portion of the portfolio of the Core Value Equity Fund and manages the investments of the Large Cap Growth Fund. Alliance Capital is a limited partnership, the majority ownership interests in which are held by its affiliates: Alliance Capital Management Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of December 31, 2003, Alliance Capital managed approximately $475 billion in assets.

Marilyn Goldstein Fedak

is a portfolio manager of a portion of the Core Value Equity Fund, which is managed on a team basis. Ms. Fedak has been an Executive Vice President and Chief Investment Officer – U.S. Value Equities of Alliance Capital Management Corporation since October 2000 and, prior to that, was Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. since 1993. Ms. Fedak has managed portfolio investments since 1976 and is the chairman of the U.S. Equity Investment Policy Group of Alliance Capital’s Bernstein Investment Research and Management unit (the “Bernstein Unit”).

John D. Phillips, Jr.

is a portfolio manager of a portion of the Core Value Equity Fund, which is managed on a team basis. Mr. Phillips, a Chartered Financial Analyst, senior portfolio manager, and member of the U.S. Equity’s Proxy Voting Committee, joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee.

Stephanie Simon

is a portfolio manager of the Large Cap Growth Fund. Ms. Simon, a Senior Vice President of Alliance Capital, joined Alliance Capital after serving as Chief Investment Officer for Sargent Management Company, a private investment firm in Minneapolis. Previously, Ms. Simon was with First American Asset Management, the investment arm of U.S. Bancorp. Ms. Simon is a Chartered Financial Analyst and a Certified Public Accountant.

Eric P. Hewitt

is a portfolio manager of the Large Cap Growth Fund. Mr. Hewitt, a Vice President of Alliance Capital, joined Alliance Capital as an analyst after receiving an MBA from the University of Minnesota Carlson School of Management.

American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, MO 64111, manages a portion of the portfolio of the Overseas Fund. American Century is a privately held subsidiary of American Century Companies, Inc. As of December 31, 2003, American Century had approximately $87.4 billion in assets under management.

Henrik Strabo

is primarily responsible for the day-to-day management of a portion of the Overseas Fund. Mr. Strabo is the Chief Investment Officer of International Equities. Mr. Strabo has worked in the financial industry since 1985. He joined American Century in 1993 as an Investment Analyst and was promoted to Portfolio Manager in April 1994.

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Mark S. Kopinski

assists Mr. Strabo in the day-to-day management of a portion of the Overseas Fund. Mr. Kopinski is a Senior Vice President and Senior Portfolio Manager. Before rejoining American Century in 1997, he served as Vice President and Portfolio Manager at Federated Investors, Inc. from June 1995 to March 1997. From 1990 to 1995, he served as Vice President at American Century.

Keith Creveling

assists Mr. Strabo and Mr. Kopinski in the day-to-day management of a portion of the Overseas Fund. Mr. Creveling, a Chartered Financial Analyst, is a Vice President and Portfolio Manager and joined American Century in October 1999 as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996.

Clover Capital Management, Inc. (“Clover”), located at 110 Office Park Way, Pittsford, New York 14534, manages a portion of the portfolio of the Small Company Value Fund. As of December 31, 2003, Clover, founded in 1984, managed approximately $2.04 billion in assets for individuals, employee benefit plans, endowments and foundations.

Lawrence R. Creatura

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Creatura, a Chartered Financial Analyst, also conducts investment research in the Information Technology sector and contributes to Clover’s quantitative research work. Prior to joining Clover in 1994, Mr. Creatura spent several years in laser research for medical applications.

Michael E. Jones

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Jones, a Chartered Financial Analyst, is a Managing Director and a co-founder of Clover. Mr. Jones’ primary role is Director of Investment Strategy, where he oversees Clover’s portfolio management effort. In addition to his strategy and portfolio management responsibilities, Mr. Jones conducts equity research in the Health Care sector.

Davis Selected Advisers, L.P. (“Davis”), located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 86706 manages the investments of the Large Cap Value Fund. As of December 31, 2003, Davis had over $46 billion in assets under management, of which approximately $43 billion was in similarly managed registered investment companies.

Christopher C. Davis

is a portfolio manager of the Large Cap Value Fund. Mr. Davis serves as portfolio manager for a number of equity funds managed by Davis. Mr. Davis has served as a portfolio manager since 1995. Previously, Mr. Davis served as a research analyst at Davis beginning in 1989.

Kenneth C. Feinberg

is a portfolio manager of the Large Cap Value Fund. Mr. Feinberg serves as portfolio manager for a number of equity funds managed by Davis. Mr. Feinberg has served as a portfolio manager since 1998. Previously, Mr. Feinberg served as a research analyst at Davis, beginning in 1994.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, manages the investments of the Value Equity Fund and the Blue Chip Growth Fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR. In addition, FMR Co., Inc. (“FMRC”) serves as sub-subadviser for the Funds. FMRC will be primarily responsible for choosing investments for the Funds. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2003, FMR managed $799 billion in mutual fund assets.

Brian Hogan

is portfolio manager of the Value Equity Fund, which he has managed since February 2004. Mr. Hogan has been associated with FMRC since January 2000 and with FMR from 1994 through 2000. Since joining Fidelity Investments in 1994, Mr. Hogan has worked as a research analyst and manager.

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John McDowell

is portfolio manager of the Blue Chip Growth Fund. Mr. McDowell is a vice president for FMR and also manages other Fidelity funds in addition to serving as a Group Leader for Fidelity’s growth funds. Mr. McDowell has been associated with FMRC since January 2000 and with FMR from 1985 through 2000.

Harris Associates L.P. (“Harris”), located at 2 North LaSalle Street, Chicago, Illinois 60602, manages the investment of the Focused Value Fund and a portion of the portfolio of the Overseas Fund. Harris developed and has been investing under the Focused Value strategy since Harris was organized in 1995 to succeed to the business of a previous limited partnership, also named Harris Associates L.P. (the “Former Adviser”), that together with its predecessor, had advised and managed mutual funds since 1970. Harris is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. (“CDC North America”). CDC North America is a wholly-owned subsidiary of CDC IXIS Asset Management. Harris managed approximately $46.2 billion in assets as of December 31, 2003.

Robert Levy

is primarily responsible for the day-to-day management of the Focused Value Fund. Mr. Levy, Chairman and Chief Investment Officer of Harris, has managed other investment portfolios under the focused value strategy since 1985. Prior to that, he was a portfolio manager and director of Gofen and Glossberg, Inc.

Bill Nygren

assists Mr. Levy in the day-to-day management of the Focused Value Fund. Mr. Nygren, a Chartered Financial Analyst, joined Harris as an analyst in 1983 and was the Director of Research from 1990 through March 1998.

David G. Herro

is a portfolio manager of a portion of the Overseas Fund. Mr. Herro, a Chartered Financial Analyst, is the Managing Director of International Equities. Prior to joining Harris in 1992, Mr. Herro worked as a portfolio manager for The Principal Financial Group from 1986 to 1989 and as a portfolio manager for The State of Wisconsin Investment Board from 1989 to 1992.

Chad M. Clark

is a portfolio manager of a portion of the Overseas Fund. Mr. Clark, a Chartered Financial Analyst, joined Harris as an analyst in 1996. Prior to joining Harris, Mr. Clark worked as a financial analyst for William Blair & Company from 1995-1996.

Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts 02116, manages the investments of the Growth Equity Fund. MFS had approximately $140.3 billion in assets under management as of December 31, 2003. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization).

The Growth Equity Fund is managed by a team of portfolio managers comprised of Stephen Pesek and S. Irfan Ali, each a senior vice president of MFS, and Gregory Locraft, a vice president of MFS. Mr. Pesek has been a portfolio manager of the Fund since 1999, while Mr. Ali and Mr. Locraft have each been portfolio managers of the Fund since October 31, 2003. Mr. Pesek, Mr. Ali and Mr. Locraft have been employed in the MFS investment management area since 1994, 1993 and 1998, respectively.

Mazama Capital Management, Inc. (“Mazama”), located at One SW Columbia Street, Suite 1500, Portland, Oregon 97258, manages a portion of the portfolio of the Small Company Growth Fund. The firm focuses solely on small cap investing and has managed small cap portfolios since 1993. As of December 31, 2003, Mazama had over $3.4 billion in assets under management.

Ronald A. Sauer

is the senior portfolio manager of a portion of the Small Company Growth Fund. Mr. Sauer has been the President of Mazama and a Senior Portfolio Manager since 1997. Previously, Mr. Sauer was the President

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and Director of Research of Black & Company, Inc. from 1983 to 1997 and managed the small cap growth product that Mazama purchased from 1993-1997.

Stephen C. Brink

is a portfolio manager of a portion of the Small Company Growth Fund. Mr. Brink, a Senior Vice President of Mazama and a Chartered Financial Analyst, joined Mazama in 1997. Previously, Mr. Brink was the Chief Investment Officer of U.S. Trust Company of the Pacific Northwest, where he worked from 1984 to 1997.

MTB Investment Advisors, Inc. (“MTB”), located at 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202, manages a portion of the portfolio of the Small Company Growth Fund. MTB is a wholly-owned subsidiary of Manufacturers and Traders Trust Company, a Buffalo, New York-based financial services company, which in turn is owned by M&T Bank Corporation. As of December 31, 2003, MTB managed over $12 billion in assets.

James E. Thorne

is the portfolio manager of a portion of the Small Company Growth Fund. Mr. Thorne has been a Vice President and Portfolio Manager of MTB since April 2003, concentrating on equity selections as well as economic forecasting. Mr. Thorne has also been a Vice President of M&T Bank since February 2001. From February 1994 through December 2000, he was Portfolio Manager at Caldwell Securities Investment Management. Prior to that, Mr. Thorne was a Professor at the Schulich School of Business and at Bishop University.

Navellier & Associates, Inc. (“Navellier”), located at One East Liberty, Third Floor, Reno, Nevada 89501 manages the investments of the Mid Cap Growth Equity Fund. Navellier was organized in 1987 and, as of December 31, 2003, managed approximately $2.85 billion in investor funds, including other mutual funds. Navellier is owned and controlled by its sole shareholder, Louis G. Navellier.

Michael Borgen

is the portfolio manager primarily responsible for the day-to-day management of the Mid Cap Growth Equity Fund. He has eight years experience in the securities industry and joined Navellier in 1995 as a Quantitative Research Analyst. In addition, Mr. Borgen conducts ongoing research enhancements of Navellier’s quantitative investment process and works on product development.

Louis G. Navellier

is the President and CEO of Navellier. He sets the strategies and guidelines for the Mid Cap Growth Equity Fund and oversees the Fund’s portfolio management activities. Mr. Navellier refined the Modern Portfolio Theory investment strategy which is applied in managing the assets of the Fund. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Fund.

Alan Alpers

together with Mr. Navellier, helps set the strategies and guidelines for the Mid Cap Growth Equity Fund. He is a Chartered Financial Analyst and has 18 years experience in the securities industry. Mr. Alpers manages the quantitative research process at Navellier and supervises securities selection and portfolio allocation decisions.

Northern Trust Investments, N.A. (“Northern Trust”), located at 50 South LaSalle Street, Chicago, Illinois 60675 manages the investments of the Indexed Equity Fund and the OTC 100 Fund. As of December 31, 2003, Northern Trust had approximately $243.6 billion of assets under management. Northern Trust is a subsidiary of The Northern Trust Company.

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RS Investment Management, L.P. (“RS”), located at 388 Market Street, San Francisco, California 94111, manages the investments of the Emerging Growth Fund. RS commenced operations in 1981 and is part of the RS Investment Management Company LLC organization. As of December 31, 2003, RS managed $7.2 billion in assets.

James L. Callinan

is primarily responsible for the day-to-day management of the Emerging Growth Fund. Since June 1996 as an officer of RS Investment Management, Inc., Mr. Callinan has been primarily responsible for the similarly managed RS Emerging Growth Fund. From 1986 until June 1996, Mr. Callinan was a portfolio manager for Putnam Investments and managed the Putnam OTC Emerging Growth Fund. Mr. Callinan is also a Chartered Financial Analyst.

Salomon Brothers Asset Management Inc (“SaBAM”), located at 399 Park Avenue, New York, NY 10022, manages a portion of the portfolio of the Strategic Balanced Fund. SaBAM is a wholly-owned subsidiary of Citigroup Inc. SaBAM was established in 1987 and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individual and institutional clients throughout the world. As of December 31, 2003, SaBAM had $65.1 billion in assets under management.

John G. Goode and Peter Hable

serve as co-portfolio managers and are responsible for the day-to-day management of a portion of the portfolio of the Strategic Balanced Fund. Mr. Goode is the Chairman and Chief Investment Officer of Davis Skaggs Investment Management (“Davis Skaggs”), a division of Smith Barney Fund Management LLC (an affiliate of SaBAM), and a managing director of SaBAM. He has 35 years of investment experience. Mr. Hable is the President of Davis Skaggs and a managing director of SaBAM. He has 21 years of investment experience.

Sands Capital Management, Inc. (“Sands Capital”), located at 1100 Wilson Boulevard, Suite 3050, Arlington, Virginia 22209, manages the investments of the Aggressive Growth Fund. As of December 31, 2003, Sands Capital had almost $5.5 billion in assets under management.

Frank M. Sands, Sr.

is a portfolio manager of the Aggressive Growth Fund. Mr. Sands, President and co-founder of Sands Capital, has been the portfolio manager for Sands Capital’s large capitalization growth stock strategy since the firm was formed in 1992. He has 35 years of investment management experience and is a Chartered Financial Analyst.

Frank M. Sands, Jr.

is a portfolio manager of the Aggressive Growth Fund. Mr. Sands has been Senior Vice President, Director of Research and a Portfolio Manager with Sands Capital since June 2000. Before joining Sands Capital, Mr. Sands was a Research Analyst, Portfolio Manager, and Principal at Fayez Sarofim & Co. from August 1994 to June 2000. Mr. Sands is a Chartered Financial Analyst.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the Mid Cap Growth Equity II Fund and a portion of the portfolio of the Small Company Value Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of December 31, 2003, T. Rowe Price had approximately $190 billion in assets under management.

Brian W.H. Berghuis

is a co-portfolio manager for the Mid Cap Growth Equity II Fund. Mr. Berghuis, investment advisory committee co-chairman, shares day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1985.

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Donald J. Peters

is a co-portfolio manager for the Mid Cap Growth Equity II Fund. Mr. Peters, investment advisory committee co-chairman, shares day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1993.

Preston G. Athey

is the portfolio manager of a portion of the Small Company Value Fund. Mr. Athey, investment advisory committee chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. Mr. Athey has been managing investments since 1982.

Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar, Overland Park, Kansas 66202, manages a portion of the portfolio of the Small Cap Growth Equity Fund. As of December 31, 2003, Waddell & Reed had more than $31 billion in assets under management.

Mark Seferovich

is responsible, along with Mr. Scott, for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. Seferovich, a Chartered Financial Analyst, is a senior vice president of Waddell & Reed and the lead portfolio manager of its small cap style. He joined Waddell & Reed in February 1989 as manager of small capitalization growth equity funds. From 1982 to 1988 he was a portfolio manager for Security Management Company and prior to that was security analyst/portfolio manager with Reimer & Koger Associates.

Kenneth G. McQuade

A vice president and assistant portfolio manager for Waddell & Reed, Mr. McQuade, along with Mr. Seferovich, is responsible for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. McQuade joined Waddell & Reed in 1997 as an investment analyst. Prior to joining Waddell & Reed, Mr. McQuade worked as an associate healthcare investment analyst at A.G. Edwards & Sons.

Wellington Management Company, LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts 02109, manages the investments of the Fundamental Value Fund and a portion of the portfolio of the Small Cap Growth Equity Fund. Wellington Management serves as investment adviser to more than 700 institutional clients and over 200 mutual fund portfolios covering a wide range of investment styles, managing approximately $394 billion as of December 31, 2003.

John R. Ryan

is the portfolio manager of the Fundamental Value Fund. Mr. Ryan, a Chartered Financial Analyst, is a Senior Vice President and Managing Partner of Wellington Management and has been with Wellington Management for over 20 years.

Kenneth L. Abrams

is a portfolio manager of a portion of the Small Cap Growth Equity Fund. Mr. Abrams is a Senior Vice President and Partner of Wellington Management and has been with Wellington Management for over 16 years.

Steven C. Angeli

is a portfolio manager of a portion of the Small Cap Growth Equity Fund. Mr. Angeli, a Chartered Financial Analyst, is a Senior Vice President and Partner of Wellington Management and has been with Wellington Management for over nine years.

Western Asset Management Company (“Western”), located at 385 East Colorado Blvd, Pasadena, California 91101, manages a portion of the portfolio of the Strategic Balanced Fund. Western, which concentrates exclusively on fixed-income investments, is a wholly-owned subsidiary of Legg Mason, Inc., a NYSE-listed, diversified

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financial services company based in Baltimore, Maryland. As of December 31, 2003, Western managed $148.3 billion in total fixed-income assets. Western’s fixed-income discipline emphasizes a team approach that unites groups of specialists dedicated to different market sectors. The investment responsibilities of each sector team are distinct, yet success is derived from the constant interaction that unites the specialty groups into a cohesive whole. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. As of December 31, 2003, this team consisted of 49 professionals, led by:

S. Kenneth Leech

is Western’s Chief Investment Officer. Mr. Leech has 26 years of industry experience, 13 of them with the Firm, and prior to becoming CIO was Director of Portfolio Management. Previously, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and the National Bank of Detroit.

Stephen A. Walsh

is Western’s Deputy Chief Investment Officer. Mr. Walsh has 22 years of industry experience, 12 of them with the Firm, and prior to becoming Deputy CIO was Director of Portfolio Management (after Mr. Leech). Previously, he worked as a portfolio manager at Security Pacific Investment Managers, Inc., and the Atlantic Richfield Company.

MassMutual has received exemptive relief from the Securities and Exchange Commission to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

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About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The Indexed Equity Fund also offers a sixth Class of shares (Class Z). The shares offered by this Prospectus are Class S, Class Y, Class L, Class A, Class N and Class Z shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge distribution and service (Rule 12b-1) fees.

Class S, Class Y, Class L and Class Z shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirements plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-743-5274 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Each Class of shares of the Funds may also be purchased by the following Eligible Purchasers:

Class S Shares

Eligible Purchasers.  Class S shares may be purchased by:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;

•	Certain non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class S Shares.

Shareholder and Distribution Fees.  Class S shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class S shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

Class Y Shares

Eligible Purchasers.  Class Y shares may be purchased by:

•	Non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds;

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $5 million; and

•	Other institutional investors with assets generally in excess of $5 million.

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These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Y Shares.

Shareholder and Distribution Fees.  The Class Y shares are 100% no load, so you pay no fees (sales loads) when you buy or sell Class Y shares. Therefore, all of your money is invested in the Fund or Funds of your choice. Class Y shares do not have any Rule 12b-1 service or distribution fees.

Class L Shares

Eligible Purchasers.  Class L shares may be purchased by:

•	Non-qualified deferred compensation plans;

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $1 million; and

•	Other institutional investors with assets generally in excess of $1 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class L shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services.

Shareholder and Distribution Fees.   Class L shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class L shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

Class A and Class N Shares

Eligible Purchasers.  Class A and Class N shares may be purchased by:

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans;

•	Individual retirement accounts described in Code Section 408; and

•	Other institutional investors, nonqualified deferred compensation plans and voluntary employees’ beneficiary associations described in Code Section 501(c)(9).

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class A or Class N shares. There is no minimum plan or institutional investor size to purchase Class A or Class N shares.

Class A and Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Distribution and Service (Rule 12b-1) Fees.  Class A shares are sold at net asset value per share plus an initial sales charge. Class N shares are sold at net asset value per share without an initial sales charge. Therefore, for Class N shares, 100% of an Investor’s money is invested in the Fund or Funds of its choice. The Funds have adopted Rule 12b-1 Plans for Class A and Class N shares of the Funds.

Under the Class A Plans, each Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of that Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the Plans for service fees will be paid to MassMutual, through the Distributor, and compensation under the Plans for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries. MassMutual may pay any Class A 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis.

Under the Class N Plans, each Fund pays the Distributor an annual distribution fee of .25%. Each Fund also pays .25% in services fees to MassMutual each year under the Plans. MassMutual will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing personal

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services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. The Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A and Class N shares and may cost you more than other types of sales charges.

Class Z Shares (Indexed Equity Fund only)

Eligible Purchasers.  Class Z shares may be purchased by:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;

•	Certain non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Z Shares.

Shareholder and Distribution Fees.  Class Z shares of the Indexed Equity Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund. Class Z shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N, Class A and Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N and Class A shares, including any advance of 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class S, Class Y, Class L, Class A or Class N shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class S, Class Y, Class L, Class A or Class N shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S, Class Y or Class L shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class A or Class N shares is described above under “Distribution and Service (Rule 12b-1) Fees”. Where Class S, Class Y, Class L, Class A or Class N shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class S, Class Y, Class L, Class A or Class N shares will be paid quarterly, in arrears.

Each Fund may pay brokerage commissions to affiliates of its Sub-Adviser.

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Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds’ generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into either the International Equity Fund or the Overseas Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into either the International Equity Fund or the Overseas Fund will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Excessive trading and/or market timing activity involving the Funds can disrupt the management of a Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to uniformly enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other

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cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) / Commission Payout Schedules for Different Purchase Amounts:

Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond

Less than $25,000	5.75%/ 4.75%	4.75%/ 4.00%	3.50%/ 3.00%

$25,000- $49,999	5.50%/ 4.75%	4.75%/ 4.00%	3.50%/ 3.00%

$50,000- $99,999	4.75%/ 4.00%	4.50%/ 3.75%	3.50%/ 3.00%

$100,000- $249,999	3.75%/ 3.00%	3.50%/ 2.75%	3.00%/ 2.50%

$250,000- $499,999	2.50%/ 2.00%	2.00%/ 2.25%	2.50%/ 2.00%

$500,000- $999,999	2.00%/ 1.60%	2.00%/ 1.60%	2.00%/ 1.50%

$1,000,000 or more	None/ 1.00%	None/ 1.00%	None/ .50%

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0% or .50% of purchases of $1 million or more as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the Transfer Agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

If Class N shares are redeemed within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the Transfer Agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Funds in connection with the sale of Class N shares.

All contingent deferred sales charges will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in net asset value over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described on the following page.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

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•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to the Manager or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, the Manager and its affiliates.

Waivers of Class A and Class N Contingent Deferred Sales Charges

The Class A and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class A and Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A and Class N shares sold or issued in the following cases:

•	Shares sold to the Manager or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, the Manager and its affiliates.

Determining Net Asset Value

We calculate the NAV of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that Class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. The assets of each Destination Retirement Fund consist primarily of shares of the underlying MassMutual Institutional Funds, which are valued at their respective NAVs.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. The Fund’s valuation methods are described in the Statement of Additional Information.

[1]	The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

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How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the calendar year in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

For each Fund, other than the Money Market Fund, distributions, if any, are declared and paid annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder. The net income of the Money Market Fund, as defined below, is determined as of the normal close of trading on the New York Stock Exchange on each day the Exchange is open. All the net income is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of the Money Market Fund at the then current net asset value, or in cash, at the option of the shareholder.

For this purpose the net income of the Money Market Fund consists of all interest income accrued on its portfolio, plus realized gains and minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

If the Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the Money Market Fund’s net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Fund might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses, losses or depreciation might result in an investor receiving no dividends for the

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period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of capital gains dividends with respect to such shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the International Equity Fund and the Overseas Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of the International Equity Fund and the Overseas Fund, however, may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

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Investment Performance

The registration statement for the Money Market Fund, Short-Duration Bond Fund, Core Bond Fund, Balanced Fund, Core Value Equity Fund, Small Cap Equity Fund and International Equity Fund became effective, and those Funds commenced operations, on October 3, 1994. Those Funds were the successors to seven separate investment accounts of MassMutual having corresponding investment objectives, policies and limitations. Class S shares of the Funds were exchanged for the assets of the separate investment accounts and, while the separate investment accounts continue to exist, their assets consist solely of Class S shares of the corresponding Funds. Except for the seed capital provided by MassMutual, each Fund’s portfolio of investments on October 3, 1994 was the same as the portfolio of the corresponding separate investment account immediately prior to the transfer.

The quoted performance data in this Prospectus for those funds includes the performance of the separate investment accounts for periods before the Registration Statement became effective on October 3, 1994. The separate investment accounts were not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and thus were not subject to certain investment restrictions that are imposed by the 1940 Act. If the separate investment accounts had been registered under the 1940 Act, their performance might have been adversely affected. The historical performance of the separate investment accounts has been restated to reflect the Funds’ expenses, as described in the Fees and Expenses section of the summary pages for each Fund in this Prospectus.

Sub-Adviser Performance

Alliance Capital.  Performance data shown for Alliance Capital is based on a composite of all substantially similar portfolios managed by Alliance Capital, the Large Cap Growth Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. The Alliance Capital composite also includes the returns for the Large Cap Growth Fund from the Fund’s inception date of December 31, 2001 through December 31, 2003. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

American Century and Harris.  American Century and Harris each manage a portion of the Overseas Fund. The American Century performance information shown is based on a composite of all substantially similar portfolios managed by American Century, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. The American Century composite also includes the returns for the portion of the Overseas Fund managed by American Century from the Fund’s inception date of May 1, 2001 through December 31, 2003. All the portfolios have substantially the same investment objective and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

The Harris performance information shown is based on a composite of all substantially similar portfolios it manages, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. The Harris composite also includes the returns for the portion of the Overseas Fund managed by Harris from July 2, 2001 through December 31, 2003. All the portfolios have substantially the same investment objective and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

Babson. Performance data shown for Babson is based on a composite of all substantially similar portfolios managed by Babson, the Inflation-Protected Bond Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

Clover and T. Rowe Price.  Clover and T. Rowe Price each manage a portion of the Small Company Value Fund. Performance data shown for each Sub-Adviser is based on a composite of all substantially similar portfolios managed by each Sub-Adviser, adjusted to reflect the fees and expenses of each of

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the Fund’s share classes. For Clover, some of these portfolios are mutual funds registered with the SEC and some are private accounts. The Clover composite also includes the returns for the portion of the Small Company Value Fund managed by Clover from the Fund’s inception date of December 31, 2001 through December 31, 2003. The T. Rowe Price Account represents the performance of a single, separately-managed private account. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

Davis.  Performance data shown for Davis is based on a composite of all substantially similar portfolios managed by Davis, the Large Cap Value Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC, including Selected American Shares and Davis New York Venture Fund, and some are private accounts. The Davis composite also includes the returns for the Large Cap Value Fund from the Fund’s inception date of May 1, 2000 through December 31, 2003. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

FMR.  Performance data shown for FMR, the Sub-Adviser to the Blue Chip Growth Fund, is based on the performance of the Fidelity Blue Chip Growth Fund, a registered mutual fund. The performance data shown has been adjusted to reflect the fees and expenses of the Fund’s share classes. The Fidelity Blue Chip Growth Fund has substantially the same investment objective and policies as the Fund and is managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

Harris.  Performance data shown for Harris is based on a composite of all substantially similar portfolios managed by Harris, the Focused Value Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The Harris composite also includes the returns for the Focused Value Fund from the Fund’s inception date of May 1, 2000 through December 31, 2003. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund. Harris also manages a non-diversified mutual fund registered with the SEC.

Mazama and MTB.  Mazama and MTB each manage a portion of the Small Company Growth Fund. Performance data shown for each Sub-Adviser is based on a composite of all substantially similar portfolios managed by that Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. Each composite also includes the returns for the portion of the Small Company Growth Fund managed by Mazama and MTB, as applicable, from the Fund’s inception date of December 31, 2001 through December 31, 2003. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

MFS.  Performance data shown for MFS is based on a composite of all substantially similar portfolios managed by MFS, the Sub-Adviser to the Growth Equity Fund, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC, including Massachusetts Investors Growth Stock Fund, and some are private accounts. MFS’ composite also includes the returns for the Growth Equity Fund since its inception date of May 3, 1999 through December 31, 2003. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

Navellier.  Performance data shown for Navellier is based on a composite of all substantially similar portfolios managed by Navellier, the Mid Cap Growth Equity Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. The Navellier composite also includes the returns for the Mid Cap Growth Equity Fund from May 1, 2002 through December 31, 2003. All the portfolios have substantially the same investment objective and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

RS.  Performance data shown for RS is based on a composite of all substantially similar portfolios managed by RS, the Emerging Growth Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these

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portfolios are mutual funds registered with the SEC, including RS Emerging Growth Fund, and some are private accounts. The RS composite also includes the returns for the Emerging Growth Fund from the Fund’s inception date of May 1, 2000 through December 31, 2003. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

Sands Capital. Performance data shown for Sands Capital is based on a composite of all substantially similar portfolios managed by Sands Capital, the Aggressive Growth Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Aggressive Growth Fund’s share classes. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

SaBAM and Western. Performance data shown for SaBAM is based on the performance of the Smith Barney Fundamental Value Fund, a registered mutual fund, adjusted to reflect the fees and expenses of each of the Strategic Balanced Fund’s share classes. The Smith Barney Fundamental Value Fund has substantially the same investment objectives and policies as the portion of the Strategic Balanced Fund managed by SaBAM and is managed in accordance with essentially the same investment strategies and techniques as those of the portion of the Strategic Balanced Fund managed by SaBAM. Performance data shown for Western is based on a composite of all substantially similar portfolios managed by Western, adjusted to reflect the fees and expenses of each of the Strategic Balanced Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the portion of the Strategic Balanced Fund managed by Western.

T. Rowe Price.  Performance data shown for T. Rowe Price, the Sub-Adviser to the Mid Cap Growth Equity II Fund, is from a mutual fund and a composite of separately managed accounts of T. Rowe Price, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The performance of the mutual fund is based on the performance of the T. Rowe Price Mid-Cap Growth Fund, a registered mutual fund that has substantially the same investment objective and policies as the Fund and is managed in accordance with essentially the same investment strategies and techniques as those of the portion of the Fund managed by Brian Berghuis. The composite performance represents accounts with substantially the same investment objective and policies as the Fund that are managed in accordance with essentially the same investment strategies and techniques as those of the portion of the Fund managed by Donald Peters.

Wellington Management.  Performance data shown for Wellington Management is based on a composite of all substantially similar portfolios managed by Wellington Management, the Fundamental Value Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. The Wellington Management composite also includes the returns for the Fundamental Value Fund from the Fund’s inception date of December 31, 2001 through December 31, 2003. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

Wellington Management and Waddell & Reed.   Wellington Management and Waddell & Reed each manage a portion of the Small Cap Growth Equity Fund. The Wellington Management performance information shown is based on the historical performance of all discretionary investment management accounts under the management of Wellington Management with substantially the same investment objective and policies as the Fund that are managed in accordance with essentially the same investment strategies and techniques as those used by Kenneth Abrams and Steven Angeli, respectively, for the portion of the Fund managed by Wellington Management, adjusted to reflect the fees and expenses of each of the Fund’s share classes. Some of these accounts are mutual funds registered with the SEC and some are private accounts. The Wellington Management composite for Mr. Abrams’ approach also includes the returns for the portion of the Small Cap Growth Equity Fund managed by Wellington Management from December 3, 2001 through December 31, 2003.

From January 1, 1996, the Waddell & Reed performance information shown is based on a composite of all accounts it manages with

–  90  –

substantially similar investment objectives and policies as the Fund, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including that portion of the Small Cap Growth Equity Fund which Waddell & Reed managed from the Fund’s inception date of May 3, 1999 through December 31, 2003. For Waddell & Reed’s Small Cap Composite from January 1, 1991 through December 31, 1995, performance is based on data of Small Cap style mutual fund portfolios managed by Waddell & Reed.

For all of the Sub-Advisers, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, are subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

Composite performance for each of the Sub-Adviser’s portfolios is provided solely to illustrate that Sub-Adviser’s performance in managing portfolios with investment objectives substantially similar to the applicable Fund. The Funds’ performance would have differed due to factors such as differences in cash flows into and out of each Fund, differences in fees and expenses, and differences in portfolio size and investments. Composite performance is not indicative of future rates of return. Prior performance of the Sub-Advisers is no indication of future performance of any of the Funds.

The following chart summarizes the composite performance of each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the Funds. Each Sub-Adviser’s similar account performance has been adjusted to reflect the fees and expenses of each of the Funds’ share classes.

Sub-Adviser/MMIF Fund	Share Class	1 Year Return (%) as of 12/31/03	3 Year Return (%) as of 12/31/03	5 Year Return (%) as of 12/31/03	10 Year Return (%) as of 12/31/03

David L. Babson & Company Inc./	S	7.21%	N/A	N/A	N/A
MM Inflation-Protected Bond Fund	Y	7.11%	N/A	N/A	N/A
	L	6.96%	N/A	N/A	N/A
	A	1.64%	N/A	N/A	N/A
	N	5.41%	N/A	N/A	N/A

Salomon Brothers Asset Management Inc/	S	38.18%	-2.23%	7.03%	10.92%
MM Strategic Balanced Fund	Y	38.13%	-2.29%	6.98%	10.87%
	L	37.98%	-2.44%	6.83%	10.72%
	A	29.82%	-4.60%	5.31%	9.81%
	N	36.43%	-3.01%	6.26%	10.16%

Western Asset Management Company/	S	9.07%	9.11%	7.51%	7.70%
MM Strategic Balanced Fund	Y	9.02%	9.06%	7.46%	7.65%
	L	8.87%	8.91%	7.31%	7.50%
	A	2.37%	6.54%	5.80%	6.62%
	N	7.32%	8.36%	6.76%	6.95%

Wellington Management Company, LLP/	S	30.02%	1.43%	6.67%	12.16%
MM Fundamental Value Fund	Y	29.98%	1.39%	6.63%	12.12%
	L	29.83%	1.24%	6.48%	11.96%
	A	22.13%	-0.99%	4.97%	11.05%
	N	28.28%	0.68%	5.92%	11.41%

Davis Selected Advisers, L.P./	S	32.16%	-1.01%	4.74%	13.10%
MM Large Cap Value Fund	Y	32.07%	-1.10%	4.65%	13.01%
	L	31.92%	-1.25%	4.49%	12.86%
	A	24.10%	-3.40%	3.03%	11.94%
	N	30.35%	-1.82%	3.93%	12.30%

–  91  –

Sub-Adviser/MMIF Fund	Share Class	1 Year Return (%) as of 12/31/03	3 Year Return (%) as of 12/31/03	5 Year Return (%) as of 12/31/03	10 Year Return (%) as of 12/31/03

Fidelity Management & Research Company/	S	24.61%	-7.99%	-2.84%	9.20%
MM Blue Chip Growth Fund	Y	24.48%	-8.06%	-2.93%	9.09%
	L	24.36%	-8.12%	-3.02%	8.99%
	A	16.96%	-10.54%	-4.72%	7.83%
	N	22.80%	-8.42%	-3.41%	8.52%

Alliance Capital Management L.P./	S	23.74%	-11.10%	-5.24%	10.04%
MM Large Cap Growth Fund	Y	23.70%	-11.14%	-5.28%	10.00%
	L	23.55%	-11.30%	-5.43%	9.84%
	A	16.21%	-13.28%	-6.80%	8.94%
	N	22.00%	-11.86%	-6.00%	9.27%

Massachusetts Financial Services Company/	S	23.82%	-12.82%	-3.07%	10.17%
MM Growth Equity Fund	Y	23.76%	-12.88%	-3.13%	10.11%
	L	23.61%	-13.04%	-3.28%	9.95%
	A	16.26%	-14.98%	-4.68%	9.03%
	N	22.05%	-13.60%	-3.86%	9.38%

Sands Capital Management, Inc./	S	35.84%	-6.33%	-0.30%	14.82%
MM Aggressive Growth Fund	Y	35.74%	-6.44%	-0.40%	14.72%
	L	35.59%	-6.59%	-0.56%	14.56%
	A	27.56%	-8.67%	-1.99%	13.63%
	N	34.03%	-7.17%	-1.14%	13.98%

Harris Associates L.P./	S	41.32%	16.52%	14.39%	16.52%
MM Focused Value Fund	Y	41.22%	16.42%	14.29%	16.42%
	L	41.07%	16.27%	14.14%	16.27%
	A	32.73%	13.74%	12.54%	15.32%
	N	39.51%	15.70%	13.58%	15.71%

Clover Capital Management, Inc./	S	45.71%	13.52%	15.97%	N/A
MM Small Company Value Fund	Y	45.67%	13.48%	15.93%	N/A
	L	45.52%	13.32%	15.77%	N/A
	A	36.92%	10.85%	14.16%	N/A
	N	43.97%	12.75%	15.21%	N/A

T. Rowe Price Associates, Inc./	S	23.79%	11.01%	11.67%	N/A
MM Small Company Value Fund	Y	23.75%	10.97%	11.63%	N/A
	L	23.60%	10.82%	11.48%	N/A
	A	16.26%	8.41%	9.92%	N/A
	N	22.05%	10.27%	10.93%	N/A

Navellier & Associates, Inc./	S	32.83%	-7.50%	12.79%	N/A
MM Mid Cap Growth Equity Fund	Y	32.76%	-7.57%	12.72%	N/A
	L	32.61%	-7.72%	12.56%	N/A
	A	24.75%	-9.78%	10.97%	N/A
	N	31.06%	-8.29%	11.97%	N/A

T. Rowe Price Associates, Inc./	S	37.35%	2.34%	7.36%	13.80%
(Brian Berghuis’ approach)	Y	37.26%	2.23%	7.26%	13.70%
MM Mid Cap Growth Equity II Fund	L	37.11%	2.09%	7.11%	13.56%
	A	28.99%	-0.82%	4.85%	11.80%
	N	35.55%	1.52%	6.55%	13.00%

T. Rowe Price Associates, Inc./	S	36.70%	-2.70%	8.47%	12.91%
(Donald Peters’ approach)	Y	36.59%	-2.82%	8.35%	12.80%
MM Mid Cap Growth Equity II Fund	L	36.46%	-2.95%	8.22%	12.66%
	A	28.38%	-5.10%	6.69%	11.74%
	N	34.91%	-3.52%	7.65%	12.10%

–  92  –

Sub-Adviser/MMIF Fund	Share Class	1 Year Return (%) as of 12/31/03	3 Year Return (%) as of 12/31/03	5 Year Return (%) as of 12/31/03	10 Year Return (%) as of 12/31/03

Waddell & Reed Investment Management Company/	S	38.95%	1.41%	13.04%	20.26%
MM Small Cap Growth Equity Fund	Y	38.81%	1.27%	12.89%	20.12%
	L	38.66%	1.11%	12.73%	19.96%
	A	30.45%	-1.19%	11.09%	18.96%
	N	37.11%	0.55%	12.15%	19.39%

Wellington Management Company, LLP/	S	56.22%	7.95%	18.14%	N/A
(Kenneth Abrams’ approach)	Y	56.08%	7.80%	18.00%	N/A
MM Small Cap Growth Equity Fund	L	55.93%	7.64%	17.84%	N/A
	A	46.73%	5.28%	16.19%	N/A
	N	54.38%	7.06%	17.27%	N/A

Wellington Management Company, LLP/	S	56.68%	-2.63%	6.78%	N/A
(Steven Angeli’s approach)	Y	56.54%	-2.78%	6.63%	N/A
MM Small Cap Growth Equity Fund	L	56.39%	-2.94%	6.47%	N/A
	A	47.17%	-5.10%	4.95%	N/A
	N	54.84%	-3.52%	5.88%	N/A

MTB Investment Advisors, Inc./	S	53.66%	1.31%	19.42%	N/A
MM Small Company Growth Fund	Y	53.62%	1.27%	19.38%	N/A
	L	53.47%	1.11%	19.22%	N/A
	A	44.41%	-1.12%	17.54%	N/A
	N	51.92%	0.54%	18.61%	N/A

Mazama Capital Management, Inc./	S	75.71%	4.70%	10.61%	13.62%
MM Small Company Growth Fund	Y	75.67%	4.66%	10.57%	13.58%
	L	75.52%	4.50%	10.41%	13.42%
	A	65.20%	2.18%	8.85%	12.49%
	N	73.97%	3.89%	9.82%	12.85%

RS Investment Management, L.P./	S	47.94%	-12.98%	6.56%	13.21%
MM Emerging Growth Fund	Y	47.84%	-13.09%	6.45%	13.10%
	L	47.68%	-13.25%	6.27%	12.94%
	A	38.95%	-15.16%	4.76%	11.98%
	N	46.14%	-13.84%	5.64%	12.34%

American Century Investment Management, Inc./	S	25.44%	-9.82%	0.49%	6.18%
MM Overseas Fund	Y	25.39%	-9.87%	0.44%	6.13%
	L	25.24%	-10.03%	0.28%	5.97%
	A	17.80%	-12.04%	-1.16%	5.09%
	N	23.69%	-10.59%	-0.29%	5.41%

Harris Associates L.P./	S	37.83%	6.15%	13.47%	8.84%
MM Overseas Fund	Y	37.78%	6.10%	13.42%	8.78%
	L	37.63%	5.95%	13.26%	8.63%
	A	29.48%	3.63%	11.68%	7.74%
	N	36.08%	5.39%	12.71%	8.08%

–  93  –

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Some Funds in this Prospectus commenced operations December 31, 2003 and do not have financial results. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

MONEY MARKET FUND

	Class A
	Year ended 12/31/03		Year ended 12/31/02†		Year ended 12/31/01†		Year ended 12/31/00†		Year ended 12/31/99†
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$0.99

Income (loss) from investment operations:
Net investment income	0.00	***††	0.01	***	0.03	***	0.06	***	0.05	***
Net realized and unrealized gain (loss) on investments	0.00	††	0.00	††	0.00	††	(0.00	)††	(0.00	)††

Total income from investment operations	0.00		0.01		0.03		0.06		0.05

Less distributions to shareholders:
From net investment income	(0.00	)††	(0.01)		(0.03)		(0.06)		(0.04)
From net realized gains	(0.00	)††	-		-		-		-

Total distributions	(0.00)		(0.01)		(0.03)		(0.06)		(0.04)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(a)	0.20%		0.92%		3.62%		5.84%		4.59%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$78,968		$90,331		$90,121		$29,149		$3,548
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%		0.95%		0.96%		0.95%		1.04%
After expense waiver#	0.94%		N/A		N/A		N/A		N/A
Net investment income to average daily net assets	0.21%		0.92%		3.28%		5.95%		4.89%

	Class L
	Year ended 12/31/03		Year ended 12/31/02†		Year ended 12/31/01†		Year ended 12/31/00†		Period ended 12/31/99+†
Net asset value, beginning of period	$1.00		$1.00		$1.00		$0.99		$1.00

Income (loss) from investment operations:
Net investment income	0.00	***††	0.01	***	0.04	***	0.07	***	0.04	***
Net realized and unrealized gain (loss) on investments	0.00	††	0.00	††	0.00	††	(0.00	)††	(0.01)

Total income from investment operations	0.00		0.01		0.04		0.07		0.03

Less distributions to shareholders:
From net investment income	(0.00	)††	(0.01)		(0.04)		(0.06)		(0.04)
From net realized gains	(0.00	)††	-		-		-		-

Total distributions	(0.00)		(0.01)		(0.04)		(0.06)		(0.04)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$0.99

Total Return(a)	0.44%		1.19%		3.88%		6.07%		3.34%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$55,400		$66,906		$53,151		$24,010		$9,842
Net expenses to average daily net assets	0.70%		0.70%		0.71%		0.70%		0.76%	*
Net investment income to average daily net assets	0.44%		1.17%		3.58%		6.25%		6.11%	*

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect stock splits.
††	Net investment income, net realized and unrealized gain (loss) on investments, distributions from net investment income and distributions from net realized gains are less than $0.01 per share.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  94  –

MONEY MARKET FUND

	Class Y
	Year ended 12/31/03		Year ended 12/31/02†	Year ended 12/31/01†		Year ended 12/31/00†		Year ended 12/31/99†
Net asset value, beginning of period	$1.00		$1.00	$1.00		$0.99		$0.98

Income (loss) from investment operations:
Net investment income	0.01	***	0.01 ***	0.04	***	0.06	***	0.06 ***
Net realized and unrealized gain (loss) on investments	0.00	††	0.01	0.00	††	(0.00	)††	(0.01)

Total income from investment operations	0.01		0.02	0.04		0.06		0.05

Less distributions to shareholders:
From net investment income	(0.01)		(0.02)	(0.04)		(0.05)		(0.04)
From net realized gains	(0.00	)††	-	-		-		-

Total distributions	(0.01)		(0.02)	(0.04)		(0.05)		(0.04)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$0.99

Total Return(a)	0.59%		1.33%	4.04%		6.25%		5.13%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$90,362		$107,089	$84,481		$62,858		$33,392
Net expenses to average daily net assets	0.55%		0.55%	0.56%		0.55%		0.57%
Net investment income to average daily net assets	0.59%		1.31%	3.87%		6.15%		5.60%

	Class S
	Year ended 12/31/03		Year ended 12/31/02†	Year ended 12/31/01†		Year ended 12/31/00†		Year ended 12/31/99†
Net asset value, beginning of period	$1.00		$1.00	$1.00		$0.99		$0.98

Income (loss) from investment operations:
Net investment income	0.01	***	0.01 ***	0.04	***	0.06	***	0.05 ***
Net realized and unrealized gain (loss) on investments	0.00	††	0.01	0.00	††	(0.00	)††	(0.00)††

Total income from investment operations	0.01		0.02	0.04		0.06		0.05

Less distributions to shareholders:
From net investment income	(0.01)		(0.02)	(0.04)		(0.05)		(0.04)
From net realized gains	(0.00	)††	-	-		-		-

Total distributions	(0.01)		(0.02)	(0.04)		(0.05)		(0.04)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$0.99

Total Return(a)	0.69%		1.42%	4.14%		6.37%		5.10%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$269,275		$332,076	$392,587		$389,011		$316,805
Net expenses to average daily net assets	0.45%		0.45%	0.45%		0.45%		0.48%
Net investment income to average daily net assets	0.70%		1.43%	4.03%		6.22%		5.06%

***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect stock splits.
††	Net investment income, net realized and unrealized gain (loss) on investments and distributions from net realized gains are less than $0.01 per share.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  95  –

SHORT-DURATION BOND FUND

	Class A
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of period	$10.34	$10.03	$9.98	$9.98	$10.31

Income (loss) from investment operations:
Net investment income	0.34 ***	0.40 ***	0.49 ***	0.63 ***	0.50 ***
Net realized and unrealized gain (loss) on investments	(0.01)	0.32	0.10	(0.03)	(0.24)

Total income from investment operations	0.33	0.72	0.59	0.60	0.26

Less distributions to shareholders:
From net investment income	(0.40)	(0.41)	(0.54)	(0.60)	(0.58)
From net realized gains	-	-	-	-	(0.01)

Total distributions	(0.40)	(0.41)	(0.54)	(0.60)	(0.59)

Net asset value, end of period	$10.27	$10.34	$10.03	$9.98	$9.98

Total Return(a)	3.22%	7.19%	5.94%	6.04%	2.51%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$43,144	$21,199	$11,473	$5,359	$134
Net expenses to average daily net assets	0.99%	0.99%	0.99%	0.99%	1.05%
Net investment income to average daily net assets	3.20%	3.88%	4.67%	6.08%	4.81%
Portfolio turnover rate	41%	19%	24%	55%	59%

	Class L
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00	Period ended 12/31/99+
Net asset value, beginning of period	$10.32	$10.01	$9.95	$9.92	$10.42

Income (loss) from investment operations:
Net investment income	0.36 ***	0.43 ***	0.51 ***	0.63 ***	0.38 ***
Net realized and unrealized gain (loss) on investments	0.01	0.32	0.10	(0.00)†	(0.23)

Total income from investment operations	0.37	0.75	0.61	0.63	0.15

Less distributions to shareholders:
From net investment income	(0.42)	(0.44)	(0.55)	(0.60)	(0.64)
From net realized gains	-	-	-	-	(0.01)

Total distributions	(0.42)	(0.44)	(0.55)	(0.60)	(0.65)

Net asset value, end of period	$10.27	$10.32	$10.01	$9.95	$9.92

Total Return(a)	3.55%	7.47%	6.16%	6.37%	1.48% **
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$183,757	$139,555	$77,789	$45,694	$1,524
Net expenses to average daily net assets	0.74%	0.74%	0.74%	0.74%	0.75% *
Net investment income to average daily net assets	3.46%	4.13%	4.96%	6.14%	5.39% *
Portfolio turnover rate	41%	19%	24%	55%	59% **

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net realized and unrealized loss on investments is less than $0.01 per share.
+	For the period May 3, 1999 (commencement of operations) through December 31, 1999.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share of $0.02, an increase to net realized and unrealized gains and losses per share of $0.02, and a decrease of the ratio of net investment income to average net assets of 0.20%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  96  –

SHORT-DURATION BOND FUND

	Class Y
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of period	$10.37	$10.05	$9.99	$9.96	$10.31

Income (loss) from investment operations:
Net investment income	0.38 ***	0.44 ***	0.53 ***	0.65 ***	0.57 ***
Net realized and unrealized gain (loss) on investments	(0.02)	0.34	0.10	(0.01)	(0.27)

Total income from investment operations	0.36	0.78	0.63	0.64	0.30

Less distributions to shareholders:
From net investment income	(0.43)	(0.46)	(0.57)	(0.61)	(0.64)
From net realized gains	-	-	-	-	(0.01)

Total distributions	(0.43)	(0.46)	(0.57)	(0.61)	(0.65)

Net asset value, end of period	$10.30	$10.37	$10.05	$9.99	$9.96

Total Return(a)	3.50%	7.73%	6.35%	6.44%	3.04%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$55,458	$42,750	$14,733	$6,644	$1,808
Net expenses to average daily net assets	0.59%	0.59%	0.59%	0.58%	0.61%
Net investment income to average daily net assets	3.60%	4.24%	5.08%	6.26%	5.45%
Portfolio turnover rate	41%	19%	24%	55%	59%

	Class S
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of period	$10.41	$10.08	$10.01	$9.97	$10.30

Income (loss) from investment operations:
Net investment income	0.39 ***	0.45 ***	0.54 ***	0.63 ***	0.56 ***
Net realized and unrealized gain (loss) on investments	(0.01)	0.33	0.10	0.02	(0.24)

Total income from investment operations	0.38	0.78	0.64	0.65	0.32

Less distributions to shareholders:
From net investment income	(0.43)	(0.45)	(0.57)	(0.61)	(0.64)
From net realized gains	-	-	-	-	(0.01)

Total distributions	(0.43)	(0.45)	(0.57)	(0.61)	(0.65)

Net asset value, end of period	$10.36	$10.41	$10.08	$10.01	$9.97

Total Return(a)	3.68%	7.75%	6.42%	6.48%	3.10%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$127,246	$146,276	$161,988	$182,669	$211,137
Net expenses to average daily net assets	0.54%	0.54%	0.54%	0.54%	0.54%
Net investment income to average daily net assets	3.67%	4.38%	5.19%	6.15%	5.34%
Portfolio turnover rate	41%	19%	24%	55%	59%

***	Per share amount calculated on the average shares method.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share of $0.02, an increase to net realized and unrealized gains and losses per share of $0.02, and a decrease of the ratio of net investment income to average net assets of 0.20%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  97  –

SHORT-DURATION BOND FUND

	Class N
	Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$10.30		$10.31

Income (loss) from investment operations:
Net investment income (loss)	0.31	***	(0.00	)***†
Net realized and unrealized loss on investments	(0.00	)†	(0.01)

Total income (loss) from investment operations	0.31		(0.01)

Less distributions to shareholders:
From net investment income	(0.36)		-

Net asset value, end of period	$10.25		$10.30

Total Return(a)	2.98%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$104		$101
Net expenses to average daily net assets	1.29%		-	‡
Net investment income to average daily net assets	2.92%		-	‡
Portfolio turnover rate	41%		19%

***	Per share amount calculated on the average shares method.
†	Net investment loss and net realized and unrealized loss on investments are less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charges and would be lower for the periods presented if they reflected these charges.

–  98  –

CORE BOND FUND

	Class A
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of period	$11.18	$10.76	$10.65	$10.12	$11.06

Income (loss) from investment operations:
Net investment income	0.36 ***	0.48 ***	0.56 ***	0.65 ***	0.62 ***
Net realized and unrealized gain (loss) on investments	0.17	0.42	0.21	0.42	(0.89)

Total income (loss) from investment operations	0.53	0.90	0.77	1.07	(0.27)

Less distributions to shareholders:
From net investment income	(0.63)	(0.45)	(0.57)	(0.54)	(0.66)
From net realized gains	(0.15)	(0.03)	(0.09)	-	(0.01)

Total distributions	(0.78)	(0.48)	(0.66)	(0.54)	(0.67)

Net asset value, end of period	$10.93	$11.18	$10.76	$10.65	$10.12

Total Return(a)	4.78%	8.28%	7.32%	10.62%	(2.43)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$204,591	$156,727	$61,179	$13,435	$576
Net expenses to average daily net assets	1.04%	1.04%	1.05%	1.04%	1.07%
Net investment income to average daily net assets	3.17%	4.34%	5.03%	6.02%	5.70%
Portfolio turnover rate	146%	187%	68%	39%	61%

	Class L
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00	Period ended 12/31/99+
Net asset value, beginning of period	$11.22	$10.79	$10.66	$10.11	$10.97

Income (loss) from investment operations:
Net investment income	0.39 ***	0.52 ***	0.60 ***	0.66 ***	0.44 ***
Net realized and unrealized gain (loss) on investments	0.18	0.40	0.21	0.44	(0.61)

Total income (loss) from investment operations	0.57	0.92	0.81	1.10	(0.17)

Less distributions to shareholders:
From net investment income	(0.66)	(0.46)	(0.59)	(0.55)	(0.68)
From net realized gains	(0.15)	(0.03)	(0.09)	-	(0.01)

Total distributions	(0.81)	(0.49)	(0.68)	(0.55)	(0.69)

Net asset value, end of period	$10.98	$11.22	$10.79	$10.66	$10.11

Total Return(a)	5.09%	8.49%	7.62%	10.85%	(1.52)% **
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$348,158	$289,553	$174,896	$66,686	$2,361
Net expenses to average daily net assets	0.79%	0.79%	0.80%	0.79%	0.80% *
Net investment income to average daily net assets	3.42%	4.62%	5.32%	6.21%	6.11% *
Portfolio turnover rate	146%	187%	68%	39%	61% **

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 3, 1999 (commencement of operations) through December 31, 1999.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the the ratio of net investment income to average net assets of 0.09%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  99  –

CORE BOND FUND

	Class Y
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of period	$11.25	$10.82	$10.68	$10.12	$11.06

Income (loss) from investment operations:
Net investment income	0.41 ***	0.54 ***	0.62 ***	0.68 ***	0.68 ***
Net realized and unrealized gain (loss) on investments	0.17	0.40	0.21	0.43	(0.92)

Total income (loss) from investment operations	0.58	0.94	0.83	1.11	(0.24)

Less distributions to shareholders:
From net investment income	(0.67)	(0.48)	(0.60)	(0.55)	(0.69)
From net realized gains	(0.15)	(0.03)	(0.09)	-	(0.01)

Total distributions	(0.82)	(0.51)	(0.69)	(0.55)	(0.70)

Net asset value, end of period	$11.01	$11.25	$10.82	$10.68	$10.12

Total Return(a)	5.23%	8.61%	7.84%	11.01%	(2.16)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$153,913	$172,997	$108,395	$49,579	$19,471
Net expenses to average daily net assets	0.64%	0.64%	0.65%	0.64%	0.65%
Net investment income to average daily net assets	3.58%	4.79%	5.49%	6.37%	6.29%
Portfolio turnover rate	146%	187%	68%	39%	61%

	Class S
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of period	$11.29	$10.85	$10.70	$10.14	$11.06

Income (loss) from investment operations:
Net investment income	0.42 ***	0.54 ***	0.63 ***	0.68 ***	0.66 ***
Net realized and unrealized gain (loss) on investments	0.18	0.41	0.21	0.43	(0.89)

Total income (loss) from investment operations	0.60	0.95	0.84	1.11	(0.23)

Less distributions to shareholders:
From net investment income	(0.68)	(0.48)	(0.60)	(0.55)	(0.68)
From net realized gains	(0.15)	(0.03)	(0.09)	-	(0.01)

Total distributions	(0.83)	(0.51)	(0.69)	(0.55)	(0.69)

Net asset value, end of period	$11.06	$11.29	$10.85	$10.70	$10.14

Total Return(a)	5.32%	8.71%	7.92%	10.99%	(2.08)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$814,837	$1,252,515	$887,641	$758,554	$594,002
Net expenses to average daily net assets	0.59%	0.59%	0.60%	0.59%	0.57%
Net investment income to average daily net assets	3.62%	4.83%	5.61%	6.38%	6.07%
Portfolio turnover rate	146%	187%	68%	39%	61%

***	Per share amount calculated on the average shares method.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.09%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  100  –

CORE BOND FUND

	Class N
	Year ended 12/31/03	Period ended 12/31/02+
Net asset value, beginning of period	$11.15	$11.16

Income (loss) from investment operations:
Net investment income (loss)	0.34 ***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.16	(0.01)

Total income (loss) from investment operations	0.50	(0.01)

Less distributions to shareholders:
From net investment income	(0.66)	-
From net realized gains	(0.15)	-

Total distributions	(0.81)	-

Net asset value, end of period	$10.84	$11.15

Total Return(a)	4.51% (b)	-%	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,215	$101
Net expenses to average daily net assets	1.36%	-	‡
Net investment income to average daily net assets	2.94%	-	‡
Portfolio turnover rate	146%	187%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
+	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  101  –

DIVERSIFIED BOND FUND

	Class A
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$10.04	$9.69	$9.57	$9.56		$10.00

Income (loss) from investment operations:
Net investment income	0.44 ***	0.46 ***	0.57 ***	0.62	***	0.39	***
Net realized and unrealized gain (loss) on investments	0.36	0.29	0.08	0.02		(0.44)

Total income (loss) from investment operations	0.80	0.75	0.65	0.64		(0.05)

Less distributions to shareholders:
From net investment income	(0.18)	(0.40)	(0.53)	(0.63)		(0.39)
Tax return of capital	-	-	-	(0.00	)†	-
From net realized gains	(0.03)	-	-	-		-

Total distributions	(0.21)	(0.40)	(0.53)	(0.63)		(0.39)

Net asset value, end of period	$10.63	$10.04	$9.69	$9.57		$9.56

Total Return(a)	7.95%	7.78%	6.69%	6.81%		(0.54)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$12,221	$18,401	$4,094	$312		$100
Ratio of expenses to average daily net assets:
Before expense waiver	1.14%	1.16%	1.11%	1.12%		1.19%	*
After expense waiver#	N/A	1.15%	1.09%	1.11%		N/A
Net investment income to average daily net assets	4.17%	4.61%	5.70%	6.27%		5.92%	*
Portfolio turnover rate	105%	76%	62%	15%		32%	**

	Class L
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$10.10	$9.66	$9.57	$9.56		$10.00

Income (loss) from investment operations:
Net investment income	0.43 ***	0.51 ***	0.58 ***	0.64	***	0.41	***
Net realized and unrealized gain (loss) on investments	0.35	0.33	0.07	0.03		(0.45)

Total income (loss) from investment operations	0.78	0.84	0.65	0.67		(0.04)

Less distributions to shareholders:
From net investment income	(0.29)	(0.40)	(0.56)	(0.66)		(0.40)
Tax return of capital	-	-	-	(0.00	)†	-
From net realized gains	(0.03)	-	-	-		-

Total distributions	(0.32)	(0.40)	(0.56)	(0.66)		(0.40)

Net asset value, end of period	$10.56	$10.10	$9.66	$9.57		$9.56

Total Return(a)	8.36%	8.09%	6.87%	6.99%		(0.38)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$64,281	$632	$4,026	$283		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%	0.90%	0.86%	0.88%		0.94%	*
After expense waiver#	N/A	0.90%	0.84%	0.88%		N/A
Net investment income to average daily net assets	3.99%	5.17%	5.75%	6.53%		6.17%	*
Portfolio turnover rate	105%	76%	62%	15%		32%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Tax return of capital is less than $0.01 per share.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.07%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  102  –

DIVERSIFIED BOND FUND

	Class Y
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$10.07	$9.70	$9.58	$9.56		$10.00

Income (loss) from investment operations:
Net investment income	0.47 ***	0.50 ***	0.61 ***	0.65	***	0.42	***
Net realized and unrealized gain (loss) on investments	0.39	0.30	0.06	0.02		(0.45)

Total income (loss) from investment operations	0.86	0.80	0.67	0.67		(0.03)

Less distributions to shareholders:
From net investment income	(0.29)	(0.43)	(0.55)	(0.65)		(0.41)
Tax return of capital	-	-	-	(0.00	)†	-
From net realized gains	(0.03)	-	-	-		-

Total distributions	(0.32)	(0.43)	(0.55)	(0.65)		(0.41)

Net asset value, end of period	$10.61	$10.07	$9.70	$9.58		$9.56

Total Return(a)	8.41%	8.30%	6.96%	7.15%		(0.26)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$6,975	$3,979	$313	$231		$146
Ratio of expenses to average daily net assets:
Before expense waiver	0.74%	0.75%	0.71%	0.73%		0.80%	*
After expense waiver#	N/A	0.74%	0.69%	0.72%		N/A
Net investment income to average daily net assets	4.44%	4.99%	6.10%	6.64%		6.35%	*
Portfolio turnover rate	105%	76%	62%	15%		32%	**

	Class S
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$10.10	$9.71	$9.59	$9.56		$10.00

Income (loss) from investment operations:
Net investment income	0.48 ***	0.53 ***	0.61 ***	0.66	***	0.42	***
Net realized and unrealized gain (loss) on investments	0.38	0.29	0.07	0.03		(0.44)

Total income (loss) from investment operations	0.86	0.82	0.68	0.69		(0.02)

Less distributions to shareholders:
From net investment income	(0.29)	(0.43)	(0.56)	(0.66)		(0.42)
Tax return of capital	-	-	-	(0.00	)†	-
From net realized gains	(0.03)	-	-	-		-

Total distributions	(0.32)	(0.43)	(0.56)	(0.66)		(0.42)

Net asset value, end of period	$10.64	$10.10	$9.71	$9.59		$9.56

Total Return(a)	8.48%	8.41%	7.11%	7.19%		(0.25)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$74,735	$39,147	$29,054	$26,790		$24,975
Ratio of expenses to average daily net assets:
Before expense waiver	0.69%	0.70%	0.66%	0.69%		0.74%	*
After expense waiver#	N/A	0.70%	0.64%	0.68%		N/A
Net investment income to average daily net assets	4.57%	5.31%	6.13%	6.71%		6.33%	*
Portfolio turnover rate	105%	76%	62%	15%		32%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Tax return of capital is less than $0.01 per share.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.07%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  103  –

DIVERSIFIED BOND FUND

	Class N
	Year ended 12/31/03	Period ended 12/31/02++
Net asset value, beginning of period	$10.02	$10.03

Income (loss) from investment operations:
Net investment income	0.40 ***	0.00	***†
Net realized and unrealized gain (loss) on investments	0.37	(0.01)

Total income (loss) from investment operations	0.77	(0.01)

Less distributions to shareholders:
From net investment income	(0.21)	-
From net realized gains	(0.03)	-

Total distributions	(0.24)	-

Net asset value, end of period	$10.55	$10.02

Total Return(a)	7.65% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$111	$101
Net expenses to average daily net assets	1.44%	-	‡
Net investment income to average daily net assets	3.86%	-	‡
Portfolio turnover rate	105%	76%

***	Per share amount calculated on the average shares method.
†	Tax return of capital is less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excluded contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  104  –

BALANCED FUND

	Class A
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of period	$7.66	$8.93	$9.81	$13.21	$14.20

Income (loss) from investment operations:
Net investment income	0.14 ***	0.17 ***	0.20 ***	0.35 ***	0.40 ***
Net realized and unrealized gain (loss) on investments	1.20	(1.24)	(0.84)	(0.41)	(0.70)

Total income (loss) from investment operations	1.34	(1.07)	(0.64)	(0.06)	(0.30)

Less distributions to shareholders:
From net investment income	(0.16)	(0.20)	(0.24)	(0.49)	(0.47)
Tax return of capital	-	-	-	-	(0.00)†
From net realized gains	-	-	(0.00)†	(2.85)	(0.22)

Total distributions	(0.16)	(0.20)	(0.24)	(3.34)	(0.69)

Net asset value, end of period	$8.84	$7.66	$8.93	$9.81	$13.21

Total Return(a)	17.52%	(11.98)%	(6.51)%	(0.58)%	(2.17)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$7,287	$5,490	$7,168	$4,095	$573
Net expenses to average daily net assets	1.16%	1.16%	1.16%	1.15%	1.15%
Net investment income to average daily net assets	1.70%	2.08%	2.20%	2.64%	2.87%
Portfolio turnover rate	95%	94%	85%	100%	19%

	Class L
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00	Period ended 12/31/99+
Net asset value, beginning of period	$7.71	$8.98	$9.85	$13.22	$14.62

Income (loss) from investment operations:
Net investment income	0.16 ***	0.20 ***	0.23 ***	0.39 ***	0.47	***
Net realized and unrealized gain (loss) on investments	1.21	(1.25)	(0.85)	(0.42)	(1.15)

Total income (loss) from investment operations	1.37	(1.05)	(0.62)	(0.03)	(0.68)

Less distributions to shareholders:
From net investment income	(0.17)	(0.22)	(0.25)	(0.49)	(0.50)
Tax return of capital	-	-	-	-	(0.00	)†
From net realized gains	-	-	(0.00)†	(2.85)	(0.22)

Total distributions	(0.17)	(0.22)	(0.25)	(3.34)	(0.72)

Net asset value, end of period	$8.91	$7.71	$8.98	$9.85	$13.22

Total Return(a)	17.77%	(11.67)%	(6.31)%	(0.35)%	(4.69)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$2,393	$3,280	$3,976	$4,721	$173
Net expenses to average daily net assets	0.91%	0.91%	0.91%	0.90%	0.89%	*
Net investment income to average daily net assets	1.97%	2.33%	2.47%	2.97%	4.97%	*
Portfolio turnover rate	95%	94%	85%	100%	19%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Tax return of capital and distributions from net realized gains are less than $0.01 per share.
+	For the period May 3, 1999 (commencement of operations) through December 31, 1999.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.01%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  105  –

BALANCED FUND

	Class Y
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of period	$7.94	$9.25	$10.14	$13.24	$14.20

Income (loss) from investment operations:
Net investment income	0.18 ***	0.21 ***	0.25 ***	0.42 ***	0.46 ***
Net realized and unrealized gain (loss) on investments	1.25	(1.29)	(0.88)	(0.44)	(0.71)

Total income (loss) from investment operations	1.43	(1.08)	(0.63)	(0.02)	(0.25)

Less distributions to shareholders:
From net investment income	(0.19)	(0.23)	(0.26)	(0.23)	(0.49)
Tax return of capital	-	-	-	-	(0.00)†
From net realized gains	-	-	(0.00)†	(2.85)	(0.22)

Total distributions	(0.19)	(0.23)	(0.26)	(3.08)	(0.71)

Net asset value, end of period	$9.18	$7.94	$9.25	$10.14	$13.24

Total Return(a)	18.02%	(11.64)%	(6.19)%	(0.22)%	(1.77)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$2,138	$2,438	$3,087	$3,587	$59,381
Net expenses to average daily net assets	0.76%	0.76%	0.76%	0.74%	0.75%
Net investment income to average daily net assets	2.09%	2.48%	2.62%	3.20%	3.23%
Portfolio turnover rate	95%	94%	85%	100%	19%

	Class S
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of period	$7.72	$9.00	$9.88	$13.25	$14.20

Income (loss) from investment operations:
Net investment income	0.19 ***	0.22 ***	0.26 ***	0.43 ***	0.48 ***
Net realized and unrealized gain (loss) on investments	1.22	(1.25)	(0.86)	(0.41)	(0.70)

Total income (loss) from investment operations	1.41	(1.03)	(0.60)	0.02	(0.22)

Less distributions to shareholders:
From net investment income	(0.20)	(0.25)	(0.28)	(0.54)	(0.51)
Tax return of capital	-	-	-	-	(0.00)†
From net realized gains	-	-	(0.00)†	(2.85)	(0.22)

Total distributions	(0.20)	(0.25)	(0.28)	(3.39)	(0.73)

Net asset value, end of period	$8.93	$7.72	$9.00	$9.88	$13.25

Total Return(a)	18.30%	(11.47)%	(6.07)%	0.00%	(1.58)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$277,665	$261,137	$350,187	$432,619	$655,478
Net expenses to average daily net assets	0.60%	0.60%	0.60%	0.59%	0.57%
Net investment income to average daily net assets	2.26%	2.64%	2.78%	3.28%	3.36%
Portfolio turnover rate	95%	94%	85%	100%	19%

***	Per share amount calculated on the average shares method.
†	Tax return of capital and distributions from net realized gains are less than $0.01 per share.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.01%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  106  –

BALANCED FUND

	Class N
	Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$7.63		$7.63

Income (loss) from investment operations:
Net investment income (loss)	0.12	***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	1.19		(0.00	)†

Total income (loss) from investment operations	1.31		(0.00)

Less distributions to shareholders:
From net investment income	(0.17)		-

Net asset value, end of period	$8.77		$7.63

Total Return(a)	17.22%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$523		$101
Net expenses to average daily net assets	1.47%		-	‡
Net investment income to average daily net assets	1.38%		-	‡
Portfolio turnover rate	95%		94%

***	Per share amount calculated on the average shares method.
†	Net investment loss and net realized and unrealized loss on investments are less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  107  –

CORE VALUE EQUITY FUND

	Class A
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of period	$7.00	$8.75	$12.73	$16.31	$18.40

Income (loss) from investment operations:
Net investment income	0.09 ***	0.06 ***	0.06 ***	0.09 ***	0.17 ***
Net realized and unrealized gain (loss) on investments	1.78	(1.70)	(1.94)	0.28	(0.75)

Total income (loss) from investment operations	1.87	(1.64)	(1.88)	0.37	(0.58)

Less distributions to shareholders:
From net investment income	(0.11)	-	(0.09)	(0.19)	(0.28)
From net realized gains	-	(0.11)	(2.01)	(3.76)	(1.23)

Total distributions	(0.11)	(0.11)	(2.10)	(3.95)	(1.51)

Net asset value, end of period	$8.76	$7.00	$8.75	$12.73	$16.31

Total Return(a)	26.95%	(18.76)%	(14.88)%	2.42%	(3.13)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$22,209	$15,722	$21,649	$12,084	$1,841
Net expenses to average daily net assets	1.09%	1.09%	1.10%	1.09%	1.10%
Net investment income to average daily net assets	1.23%	0.76%	0.54%	0.56%	0.92%
Portfolio turnover rate	64%	62%	99%	69%	10%

	Class L
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Period ended 12/31/99+
Net asset value, beginning of period	$7.07	$8.82	$12.80	$16.35	$19.36

Income (loss) from investment operations:
Net investment income	0.11 ***	0.08 ***	0.09 ***	0.13 ***	0.20 ***
Net realized and unrealized gain (loss) on investments	1.80	(1.72)	(1.96)	0.29	(1.68)

Total income (loss) from investment operations	1.91	(1.64)	(1.87)	0.42	(1.48)

Less distributions to shareholders:
From net investment income	(0.11)	-	(0.10)	(0.21)	(0.30)
From net realized gains	-	(0.11)	(2.01)	(3.76)	(1.23)

Total distributions	(0.11)	(0.11)	(2.11)	(3.97)	(1.53)

Net asset value, end of period	$8.87	$7.07	$8.82	$12.80	$16.35

Total Return(a)	27.26%	(18.61)%	(14.71)%	2.74%	(7.63)% **
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$79,611	$56,616	$51,480	$41,293	$2,380
Net expenses to average daily net assets	0.84%	0.84%	0.85%	0.84%	0.84% *
Net investment income to average daily net assets	1.48%	1.04%	0.77%	0.82%	1.68% *
Portfolio turnover rate	64%	62%	99%	69%	10% **

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per shares amount calculated on the average shares method.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  108  –

CORE VALUE EQUITY FUND

	Class Y
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of period	$7.10	$8.84	$12.82	$16.35	$18.39

Income (loss) from investment operations:
Net investment income	0.12 ***	0.09 ***	0.10 ***	0.18 ***	0.23 ***
Net realized and unrealized gain (loss) on investments	1.82	(1.72)	(1.96)	0.26	(0.73)

Total income (loss) from investment operations	1.94	(1.63)	(1.86)	0.44	(0.50)

Less distributions to shareholders:
From net investment income	(0.11)	-	(0.11)	(0.21)	(0.31)
From net realized gains	-	(0.11)	(2.01)	(3.76)	(1.23)

Total distributions	(0.11)	(0.11)	(2.12)	(3.97)	(1.54)

Net asset value, end of period	$8.93	$7.10	$8.84	$12.82	$16.35

Total Return(a)	27.57%	(18.46)%	(14.59)%	2.85%	(2.71)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$5,850	$8,755	$14,066	$19,340	$20,262
Net expenses to average daily net assets	0.69%	0.69%	0.69%	0.69%	0.69%
Net investment income to average daily net assets	1.58%	1.14%	0.92%	1.16%	1.26%
Portfolio turnover rate	64%	62%	99%	69%	10%

	Class S
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of period	$7.13	$8.87	$12.85	$16.38	$18.39

Income (loss) from investment operations:
Net investment income	0.13 ***	0.10 ***	0.11 ***	0.20 ***	0.27 ***
Net realized and unrealized gain (loss) on investments	1.82	(1.73)	(1.96)	0.26	(0.75)

Total income (loss) from investment operations	1.95	(1.63)	(1.85)	0.46	(0.48)

Less distributions to shareholders:
From net investment income	(0.11)	-	(0.12)	(0.23)	(0.30)
From net realized gains	-	(0.11)	(2.01)	(3.76)	(1.23)

Total distributions	(0.11)	(0.11)	(2.13)	(3.99)	(1.53)

Net asset value, end of period	$8.97	$7.13	$8.87	$12.85	$16.38

Total Return(a)	27.61%	(18.39)%	(14.45)%	2.94%	(2.60)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$793,699	$833,038	$1,421,467	$2,068,557	$2,854,390
Net expenses to average daily net assets	0.59%	0.59%	0.59%	0.59%	0.57%
Net investment income to average daily net assets	1.71%	1.23%	1.01%	1.28%	1.45%
Portfolio turnover rate	64%	62%	99%	69%	10%

***	Per share amount calculated on the average shares method.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  109  –

CORE VALUE EQUITY FUND

	Class N
	Year ended 12/31/03		Period ended 12/31/02+
Net asset value, beginning of period	$6.97		$6.96

Income (loss) from investment operations:
Net investment income	0.07	***	0.00	***†
Net realized and unrealized gain on investments	1.76		0.01

Total income from investment operations	1.83		0.01

Less distributions to shareholders:
From net investment income	(0.11)		-

Net asset value, end of period	$8.69		$6.97

Total Return(a)	26.51%	(b)	-	‡
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$386		$101
Net expenses to average daily net assets	1.40%		-	‡
Net investment income to average daily net assets	0.93%		-	‡
Portfolio turnover rate	64%		62%

***	Per share amount calculated on the average shares method.
†	Net investment income is less than $0.01 per share.
+	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  110  –

FUNDAMENTAL VALUE FUND

	Class A				Class L
	Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+	Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of period	$7.79		$10.00	$10.00	$7.81		$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.10	***	0.08 ***	-	0.13	***	0.10 ***	-
Net realized and unrealized gain (loss) on investments	2.19		(2.25)	-	2.18		(2.24)	-

Total income (loss) from investment operations	2.29		(2.17)	-	2.31		(2.14)	-

Less distributions to shareholders:
From net investment income	(0.07)		(0.04)	-	(0.09)		(0.05)	-

Net asset value, end of period	$10.01		$7.79	$10.00	$10.03		$7.81	$10.00

Total Return(a)	29.43%		(21.67)%	-	29.56%		(21.40)%	-
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$129,552		$37,973	$1	$133,178		$44,235	$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.24%		1.27%	-	0.99%		1.02%	-
After expense waiver#	1.22%	(b)	1.20% (b)	-	0.97%	(b)	0.95% (b)	-
Net investment income to average daily net assets	1.18%		1.00%	-	1.44%		1.24%	-
Portfolio turnover rate	28%		38%	N/A	28%		38%	N/A

	Class Y				Class S
	Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+	Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of period	$7.80		$10.00	$10.00	$7.81		$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.14	***	0.12 ***	-	0.14	***	0.12 ***	-
Net realized and unrealized gain (loss) on investments	2.19		(2.26)	-	2.20		(2.25)	-

Total income (loss) from investment operations	2.33		(2.14)	-	2.34		(2.13)	-

Less distributions to shareholders:
From net investment income	(0.10)		(0.06)	-	(0.10)		(0.06)	-

Net asset value, end of period	$10.03		$7.80	$10.00	$10.05		$7.81	$10.00

Total Return(a)	29.82%		(21.41)%	-	29.97%		(21.35)%	-
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$82,989		$40,511	$1	$228,535		$101,228	$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%		0.87%	-	0.80%		0.83%	-
After expense waiver#	0.82%	(b)	0.81% (b)	-	0.78%	(b)	0.77% (b)	-
Net investment income to average daily net assets	1.60%		1.44%	-	1.63%		1.36%	-
Portfolio turnover rate	28%		38%	N/A	28%		38%	N/A

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2002.
(a)	Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  111  –

FUNDAMENTAL VALUE FUND

	Class N
	Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$7.76		$7.76

Income (loss) from investment operations:
Net investment income (loss)	0.08	***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	2.17		(0.00	)†

Total income (loss) from investment operations	2.25		(0.00)

Less distributions to shareholders:
From net investment income	(0.07)		-

Net asset value, end of period	$9.94		$7.76

Total Return(a)	29.03%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,968		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.54%		-	‡
After expense waiver	1.52%	(b)	-	‡
Net investment income to average daily net assets	0.83%		-	‡
Portfolio turnover rate	28%		38%

***	Per share amount calculated on the average shares method.
†	Net investment loss and net realized and unrealized loss on investments are less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
(a)	Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  112  –

VALUE EQUITY FUND

	Class A					Class L
	Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+		Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of period	$7.66		$9.34	$10.00		$7.67		$9.34	$10.00

Income (loss) from investment operations:
Net investment income	0.08	***	0.07 ***	0.04	***	0.10	***	0.09 ***	0.05	***
Net realized and unrealized gain (loss) on investments	1.91		(1.68)	(0.67)		1.92		(1.67)	(0.67)

Total income (loss) from investment operations	1.99		(1.61)	(0.63)		2.02		(1.58)	(0.62)

Less distributions to shareholders:
From net investment income	(0.10)		(0.07)	(0.03)		(0.12)		(0.09)	(0.04)

Net asset value, end of period	$9.55		$7.66	$9.34		$9.57		$7.67	$9.34

Total Return(a)	25.96%		(17.28)%	(6.29)%	**	26.34%		(16.97)%	(6.21)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$21,341		$15,852	$8,881		$6,313		$4,727	$2,658
Ratio of expenses to average daily net assets:
Before expense waiver	1.29%		1.30%	1.29%	*	1.04%		1.05%	1.05%	*
After expense waiver#	1.27%	(b)	1.29%	1.29%	*	1.02%	(b)	1.04%	1.04%	*
Net investment income to average daily net assets	0.99%		0.79%	0.65%	*	1.24%		1.07%	0.87%	*
Portfolio turnover rate	66%		105%	62%	**	66%		105%	62%	**

	Class Y					Class S
	Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+		Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of period	$7.68		$9.35	$10.00		$7.68		$9.35	$10.00

Income (loss) from investment operations:
Net investment income	0.12	***	0.10 ***	0.06	***	0.12	***	0.10 ***	0.07	***
Net realized and unrealized gain (loss) on investments	1.91		(1.67)	(0.67)		1.92		(1.68)	(0.68)

Total income (loss) from investment operations	2.03		(1.57)	(0.61)		2.04		(1.58)	(0.61)

Less distributions to shareholders:
From net investment income	(0.12)		(0.10)	(0.04)		(0.13)		(0.09)	(0.04)

Net asset value, end of period	$9.59		$7.68	$9.35		$9.59		$7.68	$9.35

Total Return(a)	26.40%		(16.87)%	(6.12)%	**	26.63%		(16.83)%	(6.09)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$3,378		$7,543	$5,977		$67,536		$60,499	$51,604
Ratio of expenses to average daily net assets:
Before expense waiver	0.88%		0.90%	0.90%	*	0.84%		0.85%	0.87%	*
After expense waiver#	0.86%	(b)	0.89%	0.90%	*	0.82%	(b)	0.84%	0.86%	*
Net investment income to average daily net assets	1.42%		1.18%	0.93%	*	1.45%		1.22%	1.05%	*
Portfolio turnover rate	66%		105%	62%	**	66%		105%	62%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period from May 1, 2001 (commencement of operations) through December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 1, 2001 through December 31, 2001 and for the year ended December 31, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  113  –

VALUE EQUITY FUND

	Class N
	Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$7.63		$7.62

Income (loss) from investment operations:
Net investment income	0.06	***	0.00	***†
Net realized and unrealized gain on investments	1.90		0.01

Total income from investment operations	1.96		0.01

Less distributions to shareholders:
From net investment income	(0.03)		-

Net asset value, end of period	$9.56		$7.63

Total Return(a)	25.73%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$315		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.58%		-	‡
After expense waiver	1.56%	(c)	-	‡
Net investment income to average daily net assets	0.70%		-	‡
Portfolio turnover rate	66%		105%

***	Per share amount calculated on the average shares method.
†	Net investment income is less than $ 0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.
(c)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  114  –

LARGE CAP VALUE FUND

	Class A
	Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Period ended 12/31/00+
Net asset value, beginning of period	$7.24		$8.74	$9.92	$10.00

Income (loss) from investment operations:
Net investment income	0.04	***	0.02 ***	0.01 ***	0.03
Net realized and unrealized gain (loss) on investments	2.10		(1.49)	(1.18)	(0.06)

Total income (loss) from investment operations	2.14		(1.47)	(1.17)	(0.03)

Less distributions to shareholders:
From net investment income	(0.03)		(0.03)	(0.01)	(0.04)
From net realized gains	-		-	-	(0.01)

Total distributions	(0.03)		(0.03)	(0.01)	(0.05)

Net asset value, end of period	$9.35		$7.24	$8.74	$9.92

Total Return(a)	29.61%		(16.86)%	(11.75)%	(0.36)% **
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$153,918		$92,001	$73,431	$15,926
Net expenses to average daily net assets	1.25%		0.00%	0.00%	0.00%
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%		1.24%	1.25%	1.25% *
After expense waiver#	1.24%	(b)	1.23% (b)	1.24%	N/A
Net investment income to average daily net assets	0.45%		0.29%	0.12%	0.53% *
Portfolio turnover rate	7%		25%	20%	11% **

	Class L
	Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Period ended 12/31/00+
Net asset value, beginning of period	$7.26		$8.76	$9.93	$10.00

Income (loss) from investment operations:
Net investment income	0.06	***	0.04 ***	0.03 ***	0.05 ***
Net realized and unrealized gain (loss) on investments	2.10		(1.50)	(1.17)	(0.07)

Total income (loss) from investment operations	2.16		(1.46)	(1.14)	(0.02)

Less distributions to shareholders:
From net investment income	(0.05)		(0.04)	(0.03)	(0.04)
From net realized gains	-		-	-	(0.01)

Total distributions	(0.05)		(0.04)	(0.03)	(0.05)

Net asset value, end of period	$9.37		$7.26	$8.76	$9.93

Total Return(a)	29.79%		(16.64)%	(11.47)%	(0.26)% **
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$207,025		$114,417	$105,322	$44,167
Net expenses to average daily net assets	1.00%		0.00%	0.00%	0.00%
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		1.00%	1.00%	1.00% *
After expense waiver#	0.99%	(b)	0.98% (b)	0.99%	N/A
Net investment income to average daily net assets	0.70%		0.53%	0.37%	0.72% *
Portfolio turnover rate	7%		25%	20%	11% **

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  115  –

LARGE CAP VALUE FUND

	Class Y
	Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Period ended 12/31/00+
Net asset value, beginning of period	$7.27		$8.77	$9.94	$10.00

Income (loss) from investment operations:
Net investment income	0.07	***	0.05 ***	0.05 ***	0.06	***
Net realized and unrealized gain (loss) on investments	2.11		(1.50)	(1.18)	(0.07)

Total income (loss) from investment operations	2.18		(1.45)	(1.13)	(0.01)

Less distributions to shareholders:
From net investment income	(0.06)		(0.05)	(0.04)	(0.04)
From net realized gains	-		-	-	(0.01)

Total distributions	(0.06)		(0.05)	(0.04)	(0.05)

Net asset value, end of period	$9.39		$7.27	$8.77	$9.94

Total Return(a)	30.04%		(16.52)%	(11.34)%	(0.08)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$78,751		$39,762	$52,286	$10,076
Net expenses to average daily net assets	0.85%		0.00%	0.00%	0.00%
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%		0.84%	0.85%	0.84%	*
After expense waiver#	0.84%	(b)	0.83% (b)	0.84%	N/A
Net investment income to average daily net assets	0.85%		0.66%	0.52%	0.93%	*
Portfolio turnover rate	7%		25%	20%	11%	**

	Class S						Class N
	Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Period ended 12/31/00+		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of period	$7.27		$8.78	$9.94	$10.00		$7.21		$7.19

Income (loss) from investment operations:
Net investment income	0.08	***	0.06 ***	0.06 ***	0.06	***	0.03	***	0.00	***†
Net realized and unrealized gain (loss) on investments	2.12		(1.51)	(1.17)	(0.07)		2.07		0.02

Total income (loss) from investment operations	2.20		(1.45)	(1.11)	(0.01)		2.10		0.02

Less distributions to shareholders:
From net investment income	(0.07)		(0.06)	(0.05)	(0.04)		(0.06)		-
From net realized gains	-		-	-	(0.01)		-		-

Total distributions	(0.07)		(0.06)	(0.05)	(0.05)		(0.06)		-

Net asset value, end of period	$9.40		$7.27	$8.78	$9.94		$9.25		$7.21

Total Return(a)	30.24%		(16.53)%	(11.20)%	(0.08)%	**	29.18%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$339,287		$233,510	$277,873	$225,913		$2,891		$101
Net expenses to average daily net assets	0.76%		0.00%	0.00%	0.00%		1.57%		-
Ratio of expenses to average daily net assets:
Before expense waiver	0.76%		0.75%	0.76%	0.76%	*	1.57%		-	‡
After expense waiver#	0.75%	(b)	0.74% (b)	0.75%	N/A		1.56%	(b)	-	‡
Net investment income to average daily net assets	0.94%		0.76%	0.62%	0.91%	*	0.33%		-	‡
Portfolio turnover rate	7%		25%	20%	11%	**	7%		25%

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment income is less than $0.01 per share.
+	For the period May 1, 2000 (commencement of operations) through December 31, 2000.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  116  –

INDEXED EQUITY FUND

	Class A
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Period ended 12/31/99++		Year ended 02/28/99
Net asset value, beginning of period	$8.09	$10.55	$12.17	$13.81	$11.81		$10.00

Income (loss) from investment operations:
Net investment income	0.08 ***	0.07 ***	0.06 ***	0.05 ***	0.07	***	0.06 ***
Net realized and unrealized gain (loss) on investments	2.14	(2.47)	(1.60)	(1.40)	2.18		1.78

Total income (loss) from investment operations	2.22	(2.40)	(1.54)	(1.35)	2.25		1.84

Less distributions to shareholders:
From net investment income	(0.08)	(0.06)	(0.08)	(0.10)	(0.10)		(0.03)
From net realized gains	-	-	-	(0.19)	(0.15)		-

Total distributions	(0.08)	(0.06)	(0.08)	(0.29)	(0.25)		(0.03)

Net asset value, end of period	$10.23	$8.09	$10.55	$12.17	$13.81		$11.81

Total Return(a)	27.49%	(22.74)%	(12.69)%	(9.88)%	19.14%	**	18.40%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$160,470	$70,695	$81,682	$41,829	$2,066		$118
Net expenses to average daily net assets	0.85%	0.85%	0.86%	0.84%	0.85%	*	1.09%
Net investment income to average daily net assets	0.94%	0.78%	0.52%	0.41%	0.59%	*	0.57%
Portfolio turnover rate	2%	5%	4%	10%	N/A		N/A

	Class L
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Period ended 12/31/99+
Net asset value, beginning of period	$8.11	$10.58	$12.18	$13.80	$13.11

Income (loss) from investment operations:
Net investment income	0.11 ***	0.10 ***	0.08 ***	0.09 ***	0.06	***
Net realized and unrealized gain (loss) on investments	2.15	(2.48)	(1.60)	(1.41)	0.90

Total income (loss) from investment operations	2.26	(2.38)	(1.52)	(1.32)	0.96

Less distributions to shareholders:
From net investment income	(0.11)	(0.09)	(0.08)	(0.11)	(0.12)
From net realized gains	-	-	-	(0.19)	(0.15)

Total distributions	(0.11)	(0.09)	(0.08)	(0.30)	(0.27)

Net asset value, end of period	$10.26	$8.11	$10.58	$12.18	$13.80

Total Return(a)	27.88%	(22.53)%	(12.46)%	(9.61)%	7.38%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$176,247	$54,756	$40,420	$28,623	$1,772
Net expenses to average daily net assets	0.60%	0.60%	0.60%	0.59%	0.60%	*
Net investment income to average daily net assets	1.21%	1.05%	0.75%	0.64%	0.90%	*
Portfolio turnover rate	2%	5%	4%	10%	N/A

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period from July 1, 1999 (commencement of operations) through December 31, 1999.
++	For the period from March 1, 1999 through December 31, 1999.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  117  –

INDEXED EQUITY FUND

	Class Y
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Period ended 12/31/99++		Year ended 02/28/99
Net asset value, beginning of period	$8.12	$10.60	$12.21	$13.81	$11.79		$10.00

Income (loss) from investment operations:
Net investment income	0.12 ***	0.11 ***	0.10 ***	0.11 ***	0.11	***	0.12 ***
Net realized and unrealized gain (loss) on investments	2.16	(2.49)	(1.61)	(1.41)	2.18		1.78

Total income (loss) from investment operations	2.28	(2.38)	(1.51)	(1.30)	2.29		1.90

Less distributions to shareholders:
From net investment income	(0.11)	(0.10)	(0.10)	(0.11)	(0.12)		(0.11)
From net realized gains	-	-	-	(0.19)	(0.15)		-

Total distributions	(0.11)	(0.10)	(0.10)	(0.30)	(0.27)		(0.11)

Net asset value, end of period	$10.29	$8.12	$10.60	$12.21	$13.81		$11.79

Total Return(a)	28.10%	(22.47)%	(12.37)%	(9.46)%	19.46%	**	18.98%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$299,713	$198,240	$172,244	$115,648	$46,253		$859
Net expenses to average daily net assets	0.45%	0.45%	0.45%	0.44%	0.44%	*	0.52%
Net investment income to average daily net assets	1.34%	1.18%	0.90%	0.80%	1.01%	*	1.09%
Portfolio turnover rate	2%	5%	4%	10%	N/A		N/A

	Class S
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Period ended 12/31/99++		Year ended 02/28/99
Net asset value, beginning of period	$8.19	$10.68	$12.29	$13.88	$11.82		$10.00

Income (loss) from investment operations:
Net investment income	0.12 ***	0.11 ***	0.11 ***	0.11 ***	0.12	***	0.13 ***
Net realized and unrealized gain (loss) on investments	2.18	(2.50)	(1.62)	(1.42)	2.19		1.78

Total income (loss) from investment operations	2.30	(2.39)	(1.51)	(1.31)	2.31		1.91

Less distributions to shareholders:
From net investment income	(0.11)	(0.10)	(0.10)	(0.09)	(0.10)		(0.09)
From net realized gains	-	-	-	(0.19)	(0.15)		-

Total distributions	(0.11)	(0.10)	(0.10)	(0.28)	(0.25)		(0.09)

Net asset value, end of period	$10.38	$8.19	$10.68	$12.29	$13.88		$11.82

Total Return(a)	28.10%	(22.41)%	(12.33)%	(9.47)%	19.61%	**	19.13%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$710,691	$567,426	$642,799	$761,008	$813,419		$426,687
Net expenses to average daily net assets	0.42%	0.42%	0.42%	0.42%	0.42%	*	0.43%
Net investment income to average daily net assets	1.37%	1.20%	0.92%	0.83%	1.06%	*	1.23%
Portfolio turnover rate	2%	5%	4%	10%	N/A		N/A

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
++	For the period from March 1, 1999 through December 31, 1999.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  118  –

INDEXED EQUITY FUND

	Class Z					Class N
	Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of period	$8.19		$10.68	$11.66		$8.05		$8.05

Income (loss) from investment operations:
Net investment income	0.15	***	0.13 ***	0.09	***	0.06	***	0.00	†
Net realized and unrealized gain (loss) on investments	2.17		(2.50)	(0.95)		2.14		(0.00	)†

Total income (loss) from investment operations	2.32		(2.37)	(0.86)		2.20		0.00

Less distributions to shareholders:
From net investment income	(0.13)		(0.12)	(0.12)		(0.10)		-

Net asset value, end of period	$10.38		$8.19	$10.68		$10.15		$8.05

Total Return(a)	28.39%		(22.23)%	(7.33)%	**	27.34%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$42,906		$16,821	$95		$2,487		$101
Net expenses to average daily net assets	0.21%		0.20%	0.21%	*	1.15%	**	-	‡
Net investment income to average daily net assets	1.59%		1.42%	1.20%	*	0.64%	**	-	‡
Portfolio turnover rate	2%		5%	4%	**	2%		5%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment income and net realized and unrealized loss on investments are less than $0.01 per share.
+	For the period from May 1, 2001 (commencement of operations) through December 31, 2001.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  119  –

BLUE CHIP GROWTH FUND

	Class A						Class L
	Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$6.72		$9.07		$10.00		$6.76		$9.09		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.01	)***	(0.02	)***	0.01	***	(0.00	)***†	(0.01	)***

Net realized and unrealized gain (loss) on investments	1.63		(2.34)		(0.91)		1.63		(2.33)		(0.90)

Total income (loss) from investment operations	1.62		(2.35)		(0.93)		1.64		(2.33)		(0.91)

Less distributions to shareholders:
From net investment income	(0.01)		(0.00	)††	-		(0.01)		-		-

Net asset value, end of period	$8.33		$6.72		$9.07		$8.39		$6.76		$9.09

Total Return(a)	24.09%		(25.91)%		(9.30)%	**	24.25%		(25.63)%		(9.10)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$26,955		$4,914		$1,006		$302,292		$217,427		$314,290
Ratio of expenses to average daily net assets:
Before expense waiver	1.39%		1.38%		1.39%	*	1.13%		1.13%		1.14%	*
After expense waiver#	1.38%	(b)	1.38%		1.39%	*	1.12%	(b)	1.13%		1.14%	*
Net investment income (loss) to average daily net assets	(0.13)%		(0.20)%		(0.39)%	*	0.14%		(0.05)%		(0.18)%	*
Portfolio turnover rate	23%		30%		27%	**	23%		30%		27%	**

	Class Y						Class S
	Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$6.77		$9.10		$10.00		$6.78		$9.10		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.01	***	(0.00	)***†	0.03	***	0.02	***	0.00	***†

Net realized and unrealized gain (loss) on investments	1.62		(2.34)		(0.90)		1.64		(2.33)		(0.90)

Total income (loss) from investment operations	1.64		(2.33)		(0.90)		1.67		(2.31)		(0.90)

Less distributions to shareholders:
From net investment income	(0.02)		(0.00	)††	-		(0.03)		(0.01)		-

Net asset value, end of period	$8.39		$6.77		$9.10		$8.42		$6.78		$9.10

Total Return(a)	24.26%		(25.56)%		(9.00)%	**	24.58%		(25.43)%		(9.00)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$3,626		$827		$617		$91,674		$72,210		$113,011
Ratio of expenses to average daily net assets:
Before expense waiver	1.01%		1.01%		1.02%	*	0.88%		0.88%		0.89%	*
After expense waiver#	1.01%	(b)	1.01%		1.01%	*	0.87%	(b)	0.88%		0.89%	*

Net investment income (loss) to average daily net assets	0.26%		0.12%		(0.02)%	*	0.39%		0.20%		0.07%	*
Portfolio turnover rate	23%		30%		27%	**	23%		30%		27%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment income (loss) is less than $0.01 per share.
††	Distributions from net investment income is less than $0.01 per share.
+	For the period from June 1, 2001 (commencement of operations) through December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 1, 2001 through December 31, 2001, the year ended December 31, 2002 and the period January 1, 2003 through April 30, 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  120  –

BLUE CHIP GROWTH FUND

	Class N
	Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$6.69		$6.69

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	0.00	***†
Net realized and unrealized gain (loss) on investments	1.61		(0.00	)†

Total income from investment operations	1.58		0.00

Less distributions to shareholders:
From net investment income	(0.00	)††	-

Net asset value, end of period	$8.27		$6.69

Total Return(a)	23.64%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,493		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.69%		-	‡
After expense waiver#	1.69%	(b)	-	‡
Net investment loss to average daily net assets	(0.45)%		-	‡
Portfolio turnover rate	23%		30%

***	Per share amount calculated on the average shares method.
†	Net investment income (loss) and net realized and unrealized loss on investments are less than $0.01 per share.
††	Distributions from net investment income is less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period January 1, 2003 through April 30, 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  121  –

LARGE CAP GROWTH FUND

	Class A					Class L
	Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+	Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$6.97		$10.00		$10.00	$6.99		$10.00		$10.00

Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.04	)***	-	(0.01	)***	(0.01	)***	-
Net realized and unrealized gain (loss) on investments	1.54		(2.99)		-	1.54		(3.00)		-

Total income (loss) from investment operations	1.51		(3.03)		-	1.53		(3.01)		-

Net asset value, end of period	$8.48		$6.97		$10.00	$8.52		$6.99		$10.00

Total Return(a)	21.66%		(30.30)%		-	21.89%		(30.10)%		-
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,374		$826		$1	$7,628		$3,883		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.34%		1.40%		-	1.09%		1.15%		-
After expense waiver#	1.25%	(b)	1.22%	(b)	-	1.00%	(b)	0.98%	(b)	-
Net investment loss to average daily net assets	(0.34)%		(0.48)%		-	(0.08)%		(0.20)%		-
Portfolio turnover rate	47%		56%		-	47%		56%		-

	Class Y					Class S
	Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+	Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$7.00		$10.00		$10.00	$7.01		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	***	(0.01	)***	-	0.01	***	(0.00	)***†	-
Net realized and unrealized gain (loss) on investments	1.53		(2.99)		-	1.54		(2.99)		-

Total income (loss) from investment operations	1.54		(3.00)		-	1.55		(2.99)		-

Less distributions to shareholders:
From net investment income	(0.01)		-		-	(0.01)		-		-

Net asset value, end of period	$8.53		$7.00		$10.00	$8.55		$7.01		$10.00

Total Return(a)	22.04%		(30.00)%		-	22.05%		(29.90)%		-
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$7,697		$78		$1	$33,787		$28,029		$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	0.94%		1.00%		-	0.90%		0.96%		-
After expense waiver#	0.86%	(b)	0.82%	(b)	-	0.81%	(b)	0.77%	(b)	-
Net investment income (loss) to average daily net assets	0.08%		(0.11)%		-	0.11%		(0.05)%		-
Portfolio turnover rate	47%		56%		-	47%		56%		-

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
+	The Fund commenced operations on December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002 and 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  122  –

LARGE CAP GROWTH FUND

	Class N
	Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$6.94		$6.95

Income (loss) from investment operations:
Net investment loss	(0.05	)***	(0.00	)*** †
Net realized and unrealized gain (loss) on investments	1.53		(0.01)

Total income (loss) from investment operations	1.48		(0.01)

Net asset value, end of period	$8.42		$6.94

Total Return(a)	21.33%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$125		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.64%		-	‡
After expense waiver#	1.55%	(b)	-	‡
Net investment loss to average daily net assets	(0.63)%		-	‡
Portfolio turnover rate	47%		56%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  123  –

GROWTH EQUITY FUND

	Class A
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$6.04		$8.39		$11.24		$12.90		$10.00

Income (loss) from investment operations:
Net investment loss	(0.02	)***	(0.03	)***	(0.03	)***	(0.05	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	1.38		(2.32)		(2.82)		(0.70)		2.98

Total income (loss) from investment operations	1.36		(2.35)		(2.85)		(0.75)		2.93

Less distributions to shareholders:
Tax return of capital	-		-		-		(0.00	)†	-
From net realized gains	-		-		-		(0.91)		(0.03)

Total distributions	-		-		-		(0.91)		(0.03)

Net asset value, end of period	$7.40		$6.04		$8.39		$11.24		$12.90

Total Return(a)	22.52%		(28.01)%		(25.36)%		(6.01)%		29.27%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$206,097		$79,267		$75,186		$44,905		$2,379
Ratio of expenses to average daily net assets:
Before expense waiver	1.26%		1.26%		1.27%		1.29%		1.50%	*
After expense waivers#	1.18%	(b)	1.22%	(b)	1.24%		1.25%		N/A
Net investment loss to average daily net assets	(0.31)%		(0.41)%		(0.36)%		(0.35)%		(0.68)%	*
Portfolio turnover rate	260%		224%		279%		264%		114%	**

	Class L
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$6.10		$8.45		$11.29		$12.93		$10.00

Income (loss) from investment operations:
Net investment loss	(0.00	)***††	(0.01	)***	(0.01	)***	(0.01	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	1.39		(2.34)		(2.83)		(0.72)		2.99

Total income (loss) from investment operations	1.39		(2.35)		(2.84)		(0.73)		2.96

Less distributions to shareholders:
Tax return of capital	-		-		-		(0.00	)†	-
From net realized gains	-		-		-		(0.91)		(0.03)

Total distributions	-		-		-		(0.91)		(0.03)

Net asset value, end of period	$7.49		$6.10		$8.45		$11.29		$12.93

Total Return(a)	22.79%		(27.81)%		(25.15)%		(5.84)%		29.57%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$201,623		$99,882		$112,901		$69,163		$8,912
Ratio of expenses to average daily net assets:
Before expense waiver	1.01%		1.01%		1.02%		1.04%		1.25%	*
After expense waiver#	0.92%	(b)	0.97%	(b)	0.99%		1.00%		N/A
Net investment loss to average daily net assets	(0.05)%		(0.17)%		(0.11)%		(0.11)%		(0.41)%	*
Portfolio turnover rate	260%		224%		279%		264%		114%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Tax return of capital is less than $0.01 per share.
††	Net investment loss is less than $0.01 per share.
+	For the period May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  124  –

GROWTH EQUITY FUND

	Class Y
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$6.12		$8.47		$11.31		$12.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	***	(0.00	)***††	0.00	***††	0.00	***††	(0.02	)***
Net realized and unrealized gain (loss) on investments	1.41		(2.35)		(2.84)		(0.71)		2.98

Total income (loss) from investment operations	1.42		(2.35)		(2.84)		(0.71)		2.96

Less distributions to shareholders:
Tax return of capital	-		-		-		(0.00	)†	-
From net realized gains	-		-		-		(0.91)		(0.03)

Total distributions	-		-		-		(0.91)		(0.03)

Net asset value, end of period	$7.54		$6.12		$8.47		$11.31		$12.93

Total Return(a)	23.20%		(27.75)%		(25.11)%		(5.69)%		29.57%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$101,937		$70,469		$81,552		$49,165		$34,170
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%		0.86%		0.87%		0.89%		1.12%	*
After expense waiver#	0.77%	(b)	0.82%	(b)	0.84%		0.87%		N/A
Net investment income (loss) to average daily net assets	0.10%		(0.03)%		0.04%		0.01%		(0.26)%	*
Portfolio turnover rate	260%		224%		279%		264%		114%	**

	Class S
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$6.14		$8.49		$11.32		$12.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	***	0.00	***††	0.01	***	0.01	***	(0.01	)***
Net realized and unrealized gain (loss) on investments	1.41		(2.35)		(2.84)		(0.71)		2.97

Total income (loss) from investment operations	1.42		(2.35)		(2.83)		(0.70)		2.96

Less distributions to shareholders:
Tax return of capital	-		-		-		(0.00	)†	-
From net realized gains	-		-		-		(0.91)		(0.03)

Total distributions	-		-		-		(0.91)		(0.03)

Net asset value, end of period	$7.56		$6.14		$8.49		$11.32		$12.93

Total Return(a)	23.13%		(27.68)%		(25.00)%		(5.61)%		29.57%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$217,508		$130,165		$174,610		$165,480		$62,968
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		0.80%		0.81%		0.83%		0.97%	*
After expense waiver#	0.71%	(b)	0.76%	(b)	0.78%		0.80%		N/A
Net investment income (loss) to average daily net assets	0.16%		0.04%		0.10%		0.07%		(0.10)%	*
Portfolio turnover rate	260%		224%		279%		264%		114%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Tax return of capital is less than $0.01 per share.
††	Net investment income (loss) and net realized and unrealized loss on investments are less than $0.01 per share.
+	For the period May 3, 1999 (commencement of operations) through December 31, 1999.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent sales charges and would be lower for the periods presented if they reflected these charges.

–  125  –

GROWTH EQUITY FUND

	Class N
	Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$6.01		$6.01

Income (loss) from investment operations:
Net investment income (loss)	(0.05	)***	0.00	***††
Net realized and unrealized gain (loss) on investments	1.38		(0.00	)††

Total income from investment operations	1.33		0.00

Net asset value, end of period	$7.34		$6.01

Total Return(a)	22.13%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,661		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.57%		-	‡
After expense waiver#	1.52%	(b)	-	‡
Net investment loss to average daily net assets	(0.65)%		-	‡
Portfolio turnover rate	260%		224%

***	Per share amount calculated on the average shares method.
††	Net investment income (loss) and net realized and unrealized loss on investments are less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent sales charges and would be lower for the periods presented if they reflected these charges.

–  126  –

AGGRESSIVE GROWTH FUND

	Class A
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01(b)		Period ended 12/31/00+
Net asset value, beginning of period	$3.80		$5.28		$7.75		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.02	)***	(0.02	)***	0.01	***
Net realized and unrealized gain (loss) on investments	1.18		(1.46)		(2.45)		(2.24)

Total income (loss) from investment operations	1.16		(1.48)		(2.47)		(2.23)

Less distributions to shareholders:
From net investment income	-		-		-		(0.02)
Tax return of capital	-		-		-		(0.00	)††

Total distributions	-		-		-		(0.02)

Net asset value, end of period	$4.96		$3.80		$5.28		$7.75

Total Return(a)	30.53%		(28.03)%		(31.87)%		(22.32)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$65,012		$37,203		$34,747		$32,257
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%		1.37%		1.36%		1.35%	*
After expense waiver#	1.33%	(c)	1.34%	(c)	1.35%		N/A
Net investment income (loss) to average daily net assets	(0.56)%		(0.56)%		(0.33)%		0.14%	*
Portfolio turnover rate	93%		112%		112%		48%	**

	Class L
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01(b)		Period ended 12/31/00+
Net asset value, beginning of period	$3.82		$5.31		$7.77		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.01	)***	(0.00	)***†	0.03	***
Net realized and unrealized gain (loss) on investments	1.20		(1.48)		(2.46)		(2.24)

Total income (loss) from investment operations	1.19		(1.49)		(2.46)		(2.21)

Less distributions to shareholders:
From net investment income	-		-		-		(0.02)
Tax return of capital	-		-		-		(0.00	)††

Total distributions	-		-		-		(0.02)

Net asset value, end of period	$5.01		$3.82		$5.31		$7.77

Total Return(a)	31.15%		(28.06)%		(31.66)%		(22.10)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$76,120		$31,012		$27,980		$21,017
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%		1.12%		1.11%		1.12%	*
After expense waiver#	1.08%	(c)	1.09%	(c)	1.10%		N/A
Net investment income (loss) to average daily net assets	(0.32)%		(0.31)%		(0.08)%		0.43%	*
Portfolio turnover rate	93%		112%		112%		48%	**
*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
††	Tax return of capital is less than $0.01 per share.
+	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was an increase to net investment loss per share of less than $0.01, a decrease to net realized and unrealized gains and losses per share of less than $0.01 and an increase in the ratio of net investment loss to average net assets of 0.02%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  127  –

AGGRESSIVE GROWTH FUND

	Class Y
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01(b)		Period ended 12/31/00+
Net asset value, beginning of period	$3.83		$5.31		$7.77		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.01	)***	(0.00	)***†	0.03	***
Net realized and unrealized gain (loss) on investments	1.21		(1.47)		(2.46)		(2.24)

Total income (loss) from investment operations	1.20		(1.48)		(2.46)		(2.21)

Less distributions to shareholders:
From net investment income	-		-		-		(0.02)
Tax return of capital	-		-		-		(0.00	)††

Total distributions	-		-		-		(0.02)

Net asset value, end of period	$5.03		$3.83		$5.31		$7.77

Total Return(a)	31.33%		(27.87)%		(31.66)%		(22.06)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$17,333		$10,145		$12,095		$2,295
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%		0.97%		0.96%		0.95%	*
After expense waiver#	0.93%	(c)	0.94%	(c)	0.94%		N/A
Net investment income (loss) to average daily net assets	(0.16)%		(0.16)%		(0.02)%		0.52%	*
Portfolio turnover rate	93%		112%		112%		48%	**

	Class S
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01(b)		Period ended 12/31/00+
Net asset value, beginning of period	$3.84		$5.32		$7.77		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)***†	(0.01	)***	0.01	***	0.04	***
Net realized and unrealized gain (loss) on investments	1.21		(1.47)		(2.46)		(2.24)

Total income (loss) from investment operations	1.21		(1.48)		(2.45)		(2.20)

Less distributions to shareholders:
From net investment income	-		-		-		(0.03)
Tax return of capital	-		-		-		(0.00	)††

Total distributions	-		-		-		(0.03)

Net asset value, end of period	$5.05		$3.84		$5.32		$7.77

Total Return(a)	31.51%		(27.82)%		(31.53)%		(22.05)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$108,281		$46,026		$76,724		$75,412
Ratio of expenses to average daily net assets:
Before expense waiver	0.87%		0.87%		0.86%		0.87%	*
After expense waiver#	0.83%	(c)	0.84%	(c)	0.85%		N/A
Net investment income (loss) to average daily net assets	(0.06)%		(0.07)%		0.17%		0.70%	*
Portfolio turnover rate	93%		112%		112%		48%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment income (loss) and net realized and unrealized loss on investments are less than $0.01 per share.
††	Tax return of capital is less than $0.01 per share.
+	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was an increase to net investment loss per share of less than $0.01, a decrease to net realized and unrealized gains and losses per share of less than $0.01 and an increase in the ratio of net investment loss to average net assets of 0.02%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  128  –

AGGRESSIVE GROWTH FUND

	Class N
	Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$3.77		$3.77

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	0.00	***†
Net realized and unrealized gain (loss) on investments	1.19		(0.00	)†

Total income from investment operations	1.15		0.00

Net asset value, end of period	$4.92		$3.77

Total Return(a)	30.50%	(d)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$636		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.68%		-	‡
After expense waiver#	1.64%	(c)	-	‡
Net investment loss to average daily net assets	(0.91)%		-	‡
Portfolio turnover rate	93%		112%

***	Per share amount calculated on the average shares method.
†	Net investment income (loss) and net realized and unrealized loss on investments are less than $0.01 per share.
‡	Amounts are de minimis due to the short period of operations.
++	Class N commenced operations on December 31, 2002.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(c)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  129  –

OTC 100 FUND

	Class A
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00+
Net asset value, beginning of period	$2.53		$4.08		$6.08		$10.00

Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.03	)***	(0.04	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	1.24		(1.52)		(1.96)		(3.87)

Total income (loss) from investment operations	1.21		(1.55)		(2.00)		(3.92)

Net asset value, end of period	$3.74		$2.53		$4.08		$6.08

Total Return(a)	47.83%		(37.99)%		(33.00)%		(39.10)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$30,349		$11,644		$12,472		$4,411
Ratio of expenses to average daily net assets:
Before expense waiver	1.17%		1.18%		1.11%		1.11%	*
After expense waiver#	1.12%		1.04%		1.07%		N/A
Net investment loss to average daily net assets	(0.86)%		(0.90)%		(0.90)%		(0.91)%	*
Portfolio turnover rate	66%		65%		45%		30%	**

	Class L
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00+
Net asset value, beginning of period	$2.54		$4.10		$6.09		$10.00

Income (loss) from investment operations:
Net investment loss	(0.02	)***	(0.02	)***	(0.03	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	1.25		(1.54)		(1.96)		(3.87)

Total income (loss) from investment operations	1.23		(1.56)		(1.99)		(3.91)

Net asset value, end of period	$3.77		$2.54		$4.10		$6.09

Total Return(a)	48.43%		(38.05)%		(32.68)%		(39.10)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$15,508		$6,389		$8,225		$2,360
Ratio of expenses to average daily net assets:
Before expense waiver	0.91%		0.93%		0.86%		0.86%	*
After expense waiver#	0.87%		0.79%		0.82%		N/A
Net investment loss to average daily net assets	(0.61)%		(0.65)%		(0.65)%		(0.65)%	*
Portfolio turnover rate	66%		65%		45%		30%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001, and the years ended December 31, 2002 and 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  130  –

OTC 100 FUND

	Class Y
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00+
Net asset value, beginning of period	$2.54		$4.11		$6.10		$10.00

Income (loss) from investment operations:
Net investment loss	(0.01	)***	(0.01	)***	(0.02	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	1.26		(1.56)		(1.97)		(3.87)

Total income (loss) from investment operations	1.25		(1.57)		(1.99)		(3.90)

Net asset value, end of period	$3.79		$2.54		$4.11		$6.10

Total Return(a)	48.63%		(37.96)%		(32.62)%		(39.00)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$3,827		$998		$350		$121
Ratio of expenses to average daily net assets:
Before expense waiver	0.77%		0.78%		0.71%		0.80%	*
After expense waiver#	0.73%		0.64%		0.67%		N/A
Net investment loss to average daily net assets	(0.45)%		(0.50)%		(0.50)%		(0.54)%	*
Portfolio turnover rate	66%		65%		45%		30%	**

	Class S								Class N
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00+		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$2.56		$4.12		$6.10		$10.00		$2.52		$2.53

Income (loss) from investment operations:
Net investment loss	(0.01	)***	(0.01	)***	(0.02	)***	(0.02	)***	(0.04	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	1.26		(1.55)		(1.96)		(3.88)		1.23		(0.01)

Total income (loss) from investment operations	1.25		(1.56)		(1.98)		(3.90)		1.19		(0.01)

Net asset value, end of period	$3.81		$2.56		$4.12		$6.10		$3.71		$2.52

Total Return(a)	48.83%		(37.71)%		(32.62)%		(39.00)%	**	47.22%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$26,424		$7,211		$19,602		$20,466		$150		$100
Ratio of expenses to average daily net assets:
Before expense waiver	0.67%		0.68%		0.62%		0.69%	*	1.46%		-	‡
After expense waiver#	0.63%		0.54%		0.58%		N/A		1.42%		-	‡
Net investment loss to average daily net assets	(0.36)%		(0.41)%		(0.39)%		(0.39)%	*	(1.15)%		-	‡
Portfolio turnover rate	66%		65%		45%		30%	**	66%		65%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
+	For the period May 1, 2000 (commencement of operations) through December 31, 2000.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001, and the years ended December 31, 2002 and 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  131  –

FOCUSED VALUE FUND

	Class A
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00+
Net asset value, beginning of period	$11.94		$13.41		$10.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)***	(0.04	)***	(0.04	)***	0.02	***
Net realized and unrealized gain (loss) on investments	5.45		(1.33)		3.30		0.52

Total income (loss) from investment operations	5.39		(1.37)		3.26		0.54

Less distributions to shareholders:
From net investment income	(0.00)		-		(0.00	)†	(0.03)
From net realized gains	(0.41)		(0.10)		(0.36)		-

Total distributions	(0.41)		(0.10)		(0.36)		(0.03)

Net asset value, end of period	$16.92		$11.94		$13.41		$10.51

Total Return(a)	45.13%		(10.18)%		31.08%		5.41%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$158,981		$54,319		$24,562		$753
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%		1.30%		1.29%		1.31%	*
After expense waiver#	1.29%	(b)	1.30%	(b)	1.29%		N/A
Net investment income (loss) to average daily net assets	(0.40)%		(0.33)%		(0.30)%		0.33%	*
Portfolio turnover rate	31%		78%		53%		22%	**

	Class L
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00+
Net asset value, beginning of period	$12.00		$13.45		$10.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.01	)***	0.00	***†	0.04	***
Net realized and unrealized gain (loss) on investments	5.48		(1.34)		3.31		0.51

Total income (loss) from investment operations	5.46		(1.35)		3.31		0.55

Less distributions to shareholders:
From net investment income	(0.00	)†	-		(0.01)		(0.04)
From net realized gains	(0.41)		(0.10)		(0.36)		-

Total distributions	(0.41)		(0.10)		(0.37)		(0.04)

Net asset value, end of period	$17.05		$12.00		$13.45		$10.51

Total Return(a)	45.49%		(10.00)%		31.50%		5.48%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$114,730		$39,942		$25,594		$5,432
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%		1.05%		1.04%		1.05%	*
After expense waiver#	1.04%	(b)	1.05%	(b)	1.04%		N/A
Net investment income (loss) to average daily net assets	(0.16)%		(0.11)%		0.00%	††	0.59%	*
Portfolio turnover rate	31%		78%		53%		22%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment income and distributions from net investment income are less than $0.01 per share.
††	The ratio of net investment income to average daily net assets is less than 0.01%.
+	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.

–  132  –

FOCUSED VALUE FUND

	Class Y
	Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Period ended 12/31/00+
Net asset value, beginning of period	$12.03		$13.46	$10.52	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)***†	0.03 ***	0.02 ***	0.05	***
Net realized and unrealized gain (loss) on investments	5.50		(1.36)	3.30	0.52

Total income (loss) from investment operations	5.50		(1.33)	3.32	0.57

Less distributions to shareholders:
From net investment income	(0.00	)†	-	(0.02)	(0.05)
From net realized gains	(0.41)		(0.10)	(0.36)	-

Total distributions	(0.41)		(0.10)	(0.38)	(0.05)

Net asset value, end of period	$17.12		$12.03	$13.46	$10.52

Total Return(a)	45.71%		(9.85)%	31.60%	5.66%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$78,549		$45,302	$10,137	$502
Ratio of expenses to average daily net assets:
Before expense waiver	0.89%		0.90%	0.89%	0.91%	*
After expense waiver#	0.89%	(b)	0.90% (b)	0.89%	N/A
Net investment income (loss) to average daily net assets	(0.01)%		0.24%	0.14%	0.75%	*
Portfolio turnover rate	31%		78%	53%	22%	**

	Class S						Class N
	Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Period ended 12/31/00+		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$12.06		$13.48	$10.53	$10.00		$11.90		$11.77

Income (loss) from investment operations:
Net investment income (loss)	0.01	***	0.02 ***	0.03 ***	0.06	***	(0.11	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	5.53		(1.34)	3.31	0.52		5.43		0.13

Total income (loss) from investment operations	5.54		(1.32)	3.34	0.58		5.32		0.13

Less distributions to shareholders:
From net investment income	(0.00	)†	-	(0.03)	(0.05)		(0.00	)†	-
From net realized gains	(0.41)		(0.10)	(0.36)	-		-		-
Tax return of capital	-		-	-	-		(0.41)		-

Total distributions	(0.41)		(0.10)	(0.39)	(0.05)		(0.41)		-

Net asset value, end of period	$17.19		$12.06	$13.48	$10.53		$16.81		$11.90

Total Return(a)	45.94%		(9.76)%	31.70%	5.77%	**	44.70%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$293,759		$114,178	$110,092	$53,628		$904		$102
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		0.80%	0.79%	0.83%	*	1.61%		-	‡
After expense waiver#	0.79%	(b)	0.80% (b)	0.79%	N/A		1.60%	(b)	-	‡
Net investment income to average daily net assets	0.09%		0.13%	0.28%	0.95%	*	(0.70)%		-	‡
Portfolio turnover rate	31%		78%	53%	22%	**	31%		78%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment income (loss) and distributions from net investment income are less than $0.01 per share.
+	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  133  –

SMALL COMPANY VALUE FUND

	Class A			Class L
	Year ended 12/31/03	Year ended 12/31/02	Period ended 12/31/01+	Year ended 12/31/03	Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of period	$8.66	$10.00	$10.00	$8.65	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.02 ***	0.05 ***	-	0.05 ***	0.08 ***	-
Net realized and unrealized gain (loss) on investments	3.31	(1.37)	-	3.31	(1.39)	-

Total income (loss) from investment operations	3.33	(1.32)	-	3.36	(1.31)	-

Less distributions to shareholders:
From net investment income	(0.01)	(0.02)	-	(0.03)	(0.04)	-
From net realized gains	(0.02)	-	-	(0.02)	-	-

Total distributions	(0.03)	(0.02)	-	(0.05)	(0.04)	-

Net asset value, end of period	$11.96	$8.66	$10.00	$11.96	$8.65	$10.00

Total Return(a)	38.66%	(13.27)%	-	38.92%	(13.10)%	-
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$44,754	$8,602	$1	$37,776	$3,252	$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.51%	1.64%	-	1.26%	1.39%	-
After expense waiver#	1.41% (b)	1.37% (b)	-	1.17% (b)	1.11% (b)	-
Net investment income to average daily net assets	0.17%	0.52%	-	0.45%	0.86%	-
Portfolio turnover rate	58%	69%	N/A	58%	69%	N/A

	Class Y			Class S
	Year ended 12/31/03	Year ended 12/31/02	Period ended 12/31/01+	Year ended 12/31/03	Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of period	$8.66	$10.00	$10.00	$8.67	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.06 ***	0.11 ***	-	0.06 ***	0.07 ***	-
Net realized and unrealized gain (loss) on investments	3.33	(1.40)	-	3.35	(1.36)	-

Total income (loss) from investment operations	3.39	(1.29)	-	3.41	(1.29)	-

Less distributions to shareholders:
From net investment income	(0.04)	(0.05)	-	(0.04)	(0.04)	-
From net realized gains	(0.02)	-	-	(0.02)	-	-

Total distributions	(0.06)	(0.05)	-	(0.06)	(0.04)	-

Net asset value, end of period	$11.99	$8.66	$10.00	$12.02	$8.67	$10.00

Total Return(a)	39.16%	(12.92)%	-	39.37%	(12.92)%	-
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$46,409	$19,708	$1	$80,661	$44,356	$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%	1.24%	-	1.07%	1.20%	-
After expense waiver#	1.01% (b)	0.92% (b)	-	0.97% (b)	0.96% (b)	-
Net investment income to average daily net assets	0.58%	1.32%	-	0.58%	0.76%	-
Portfolio turnover rate	58%	69%	N/A	58%	69%	N/A

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002 and 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  134  –

SMALL COMPANY VALUE FUND

	Class N
	Year ended 12/31/03		Period ended 12/31/02+
Net asset value, beginning of period	$8.63		$8.59

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	0.00	***†
Net realized and unrealized gain on investments	3.30		0.04

Total income from investment operations	3.29		0.04

Less distributions to shareholders:
From net investment income	(0.00	)††	-
From net realized gains	(0.02)		-

Total distributions	(0.02)		-

Net asset value, end of period	$11.90		$8.63

Total Return(a)	38.20%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$564		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.81%		-	‡
After expense waiver#	1.72%	(b)	-	‡
Net investment loss to average daily net assets	(0.08)%		-	‡
Portfolio turnover rate	58%		69%

***	Per share amount calculated on the average shares method.
†	Net investment income is less than $0.01 per share.
††	Distributions from net investment income are less than $0.01 per share.
+	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002 and 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  135  –

SMALL CAP EQUITY FUND

	Class A
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of period	$10.15		$12.62		$13.36		$13.56	$14.07

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.01	)***	(0.00	)***†	0.01 ***	0.07 ***
Net realized and unrealized gain (loss) on investments	3.20		(1.68)		0.42		1.82	(0.13)

Total income (loss) from investment operations	3.18		(1.69)		0.42		1.83	(0.06)

Less distributions to shareholders:
From net investment income	-		-		(0.01)		(0.08)	(0.09)
From net realized gains	-		(0.78)		(1.15)		(1.95)	(0.36)

Total distributions	-		(0.78)		(1.16)		(2.03)	(0.45)

Net asset value, end of period	$13.33		$10.15		$12.62		$13.36	$13.56

Total Return(a)	31.43%		(13.30)%		3.12%		13.68%	(0.36)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$12,585		$9,079		$8,361		$4,093	$262
Ratio of expenses to average daily net assets:
Before expense waiver	1.19%		1.19%		1.19%		1.19%	1.22%
After expense waiver	1.19%	(b)	1.19%	(b)	N/A		N/A	N/A
Net investment income (loss) to average daily net assets	(0.21)%		(0.13)%		(0.01)%		0.07%	0.49%
Portfolio turnover rate	26%		49%		91%		61%	34%

	Class L
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00	Period ended 12/31/99+
Net asset value, beginning of period	$10.18		$12.65		$13.38		$13.55	$13.66

Income (loss) from investment operations:
Net investment income	0.00	***†	0.01	***	0.03	***	0.05 ***	0.08 ***
Net realized and unrealized gain (loss) on investments	3.23		(1.68)		0.43		1.82	0.32

Total income (loss) from investment operations	3.23		(1.67)		0.46		1.87	0.40

Less distributions to shareholders:
From net investment income	(0.01)		(0.02)		(0.04)		(0.09)	(0.15)
Tax return of capital	-		(0.00	)†	-		-	-
From net realized gains	-		(0.78)		(1.15)		(1.95)	(0.36)

Total distributions	(0.01)		(0.80)		(1.19)		(2.04)	(0.51)

Net asset value, end of period	$13.40		$10.18		$12.65		$13.38	$13.55

Total Return(a)	31.73%		(13.07)%		3.38%		13.97%	2.97% **
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$65,205		$45,887		$42,174		$22,795	$1,634
Ratio of expenses to average daily net assets:
Before expense waiver	0.94%		0.94%		0.94%		0.94%	0.94% *
After expense waiver	0.94%	(b)	0.94%	(b)	N/A		N/A	N/A
Net investment income to average daily net assets	0.04%		0.12%		0.25%		0.34%	0.83% *
Portfolio turnover rate	26%		49%		91%		61%	34% **

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment income (loss) and tax return of capital are less than $0.01 per share.
+	For the period May 3, 1999 (commencement of operations) through December 31, 1999.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  136  –

SMALL CAP EQUITY FUND

	Class Y
	Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of period	$10.19		$12.66	$13.39	$13.56	$14.06

Income (loss) from investment operations:
Net investment income	0.02	***	0.03 ***	0.05 ***	0.08 ***	0.12 ***
Net realized and unrealized gain (loss) on investments	3.22		(1.68)	0.44	1.79	(0.11)

Total income (loss) from investment operations	3.24		(1.65)	0.49	1.87	0.01

Less distributions to shareholders:
From net investment income	(0.02)		(0.04)	(0.07)	(0.09)	(0.15)
Tax return of capital	-		(0.00)†	-	-	-
From net realized gains	-		(0.78)	(1.15)	(1.95)	(0.36)

Total distributions	(0.02)		(0.82)	(1.22)	(2.04)	(0.51)

Net asset value, end of period	$13.41		$10.19	$12.66	$13.39	$13.56

Total Return(a)	31.91%		(12.93)%	3.56%	14.02%	0.13%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$11,896		$14,820	$15,265	$7,444	$3,990
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%		0.79%	0.79%	0.78%	0.80%
After expense waiver	0.79%	(b)	0.79% (b)	N/A	N/A	N/A
Net investment income to average daily net assets	0.22%		0.27%	0.40%	0.54%	0.86%
Portfolio turnover rate	26%		49%	91%	61%	34%

	Class S
	Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of period	$10.24		$12.71	$13.43	$13.58	$14.06

Income (loss) from investment operations:
Net investment income	0.03	***	0.04 ***	0.07 ***	0.10 ***	0.14 ***
Net realized and unrealized gain (loss) on investments	3.25		(1.68)	0.43	1.80	(0.11)

Total income (loss) from investment operations	3.28		(1.64)	0.50	1.90	0.03

Less distributions to shareholders:
From net investment income	(0.04)		(0.05)	(0.07)	(0.10)	(0.15)
Tax return of capital	-		(0.00)†	-	-	-
From net realized gains	-		(0.78)	(1.15)	(1.95)	(0.36)

Total distributions	(0.04)		(0.83)	(1.22)	(2.05)	(0.51)

Net asset value, end of period	$13.48		$10.24	$12.71	$13.43	$13.58

Total Return(a)	31.99%		(12.80)%	3.63%	14.19%	0.25%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$385,517		$346,390	$547,927	$580,065	$640,600
Ratio of expenses to average daily net assets:
Before expense waiver	0.69%		0.69%	0.69%	0.68%	0.67%
After expense waiver	0.69%	(b)	0.69% (b)	N/A	N/A	N/A
Net investment income to average daily net assets	0.30%		0.37%	0.50%	0.68%	1.03%
Portfolio turnover rate	26%		49%	91%	61%	34%

***	Per share amount calculated on the average shares method.
†	Tax return of capital is less than $0.01 per share.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  137  –

SMALL CAP EQUITY FUND

	Class N
	Year ended 12/31/03		Period ended 12/31/02+
Net asset value, beginning of period	$10.12		$10.02

Income (loss) from investment operations:
Net investment loss	(0.06	)***	(0.00	)***†
Net realized and unrealized gain on investments	3.19		0.10

Total income from investment operations	3.13		0.10

Net asset value, end of period	$13.25		$10.12

Total Return(a)	30.93%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$133		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.49%		-	‡
After expense waiver	1.49%	(b)	-	‡
Net investment loss to average daily net assets	(0.51)%		-	‡
Portfolio turnover rate	26%		49%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
+	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  138  –

MID CAP GROWTH EQUITY FUND

	Class A
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$5.87		$8.18		$11.66		$13.90		$10.00

Income (loss) from investment operations:
Net investment loss	(0.05	)***	(0.06	)***	(0.08	)***	(0.13	)***	(0.07	)***
Net realized and unrealized gain (loss) on investments	1.82		(2.25)		(3.40)		(0.84)		3.97

Total income (loss) from investment operations	1.77		(2.31)		(3.48)		(0.97)		3.90

Less distributions to shareholders:
Tax return of capital	-		-		-		(0.01)		-
From net realized gains	-		-		-		(1.26)		-

Total distributions	-		-		-		(1.27)		-

Net asset value, end of period	$7.64		$5.87		$8.18		$11.66		$13.90

Total Return(a)	30.15%		(28.24)%		(29.85)%		(7.49)%		39.00%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$37,976		$23,351		$27,226		$25,239		$682
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%		1.30%		1.30%		1.33%		1.36%	*
After expense waiver#	1.26%	(b)	1.29%		1.27%		1.28%		N/A
Net investment loss to average daily net assets	(0.78)%		(0.90)%		(0.86)%		(0.91)%		(0.86)%	*
Portfolio turnover rate	128%		284%		160%		153%		127%	**

	Class L
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$5.93		$8.24		$11.72		$13.93		$10.00

Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.04	)***	(0.05	)***	(0.09	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	1.84		(2.27)		(3.43)		(0.85)		3.98

Total income (loss) from investment operations	1.80		(2.31)		(3.48)		(0.94)		3.93

Less distributions to shareholders:
From net investment income	-		-		(0.00	)†	-		-
Tax return of capital	-		-		-		(0.01)		-
From net realized gains	-		-		-		(1.26)		-

Total distributions	-		-		(0.00)		(1.27)		-

Net asset value, end of period	$7.73		$5.93		$8.24		$11.72		$13.93

Total Return(a)	30.35%		(28.03)%		(29.68)%		(7.26)%		39.30%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$35,668		$24,204		$28,351		$27,061		$4,642
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%		1.05%		1.05%		1.08%		1.12%	*
After expense waiver#	1.01%	(b)	1.04%		1.02%		1.03%		N/A
Net investment loss to average daily net assets	(0.54)%		(0.65)%		(0.61)%		(0.65)%		(0.63)%	*
Portfolio turnover rate	128%		284%		160%		153%		127%	**

*	Annualized.
**	Percentage represents results from the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Distributions from net investment income is less than $0.01 per share.
+	For the period May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  139  –

MID CAP GROWTH EQUITY FUND

	Class Y
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$5.95		$8.26		$11.75		$13.94		$10.00

Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.03	)***	(0.05	)***	(0.07	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	1.86		(2.28)		(3.44)		(0.85)		3.98

Total income (loss) from investment operations	1.83		(2.31)		(3.49)		(0.92)		3.94

Less distributions to shareholders:
From net investment income	-		-		(0.00	)†	-		-
Tax return of capital	-		-		-		(0.01)		-
From net realized gains	-		-		-		(1.26)		-

Total distributions	-		-		(0.00)		(1.27)		-

Net asset value, end of period	$7.78		$5.95		$8.26		$11.75		$13.94

Total Return(a)	30.76%		(27.97)%		(29.67)%		(7.11)%		39.40%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$16,202		$9,379		$12,490		$48,079		$41,952
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%		0.90%		0.90%		0.92%		0.98%	*
After expense waiver#	0.86%	(b)	0.89%		0.87%		0.88%		N/A
Net investment loss to average daily net assets	(0.38)%		(0.50)%		(0.49)%		(0.50)%		(0.48)%	*
Portfolio turnover rate	128%		284%		160%		153%		127%	**

	Class S
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$5.96		$8.27		$11.75		$13.94		$10.00

Income (loss) from investment operations:
Net investment loss	(0.02	)***	(0.03	)***	(0.04	)***	(0.06	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	1.85		(2.28)		(3.43)		(0.86)		3.96

Total income (loss) from investment operations	1.83		(2.31)		(3.47)		(0.92)		3.94

Less distributions to shareholders:
From net investment income	-		-		(0.01)		-		-
Tax return of capital	-		-		-		(0.01)		-
From net realized gains	-		-		-		(1.26)		-

Total distributions	-		-		(0.01)		(1.27)		-

Net asset value, end of period	$7.79		$5.96		$8.27		$11.75		$13.94

Total Return(a)	30.70%		(27.93)%		(29.52)%		(7.11)%		39.40%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$68,504		$47,443		$81,248		$120,207		$60,279
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%		0.83%		0.83%		0.85%		0.89%	*
After expense waiver#	0.79%	(b)	0.82%		0.80%		0.81%		N/A
Net investment loss to average daily net assets	(0.32)%		(0.43)%		(0.40)%		(0.43)%		(0.32)%	*
Portfolio turnover rate	128%		284%		160%		153%		127%	**

*	Annualized.
**	Percentage represents results from the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Distributions from net investment income is less than $0.01 per share.
+	For the period May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce the operating expenses of the Fund.

–  140  –

MID CAP GROWTH EQUITY FUND

	Class N
	Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$5.85		$5.86

Income (loss) from investment operations:
Net investment loss	(0.07	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	1.81		(0.01)

Total income (loss) from investment operations	1.74		(0.01)

Net asset value, end of period	$7.59		$5.85

Total Return(a)	29.74%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$137		$100
Ratio of expenses to average daily net assets:
Before expense waiver	1.60%		-	‡
After expense waiver	1.56%	(b)	-	‡
Net investment loss to average daily net assets	(1.09)%		-	‡
Portfolio turnover rate	128%		284%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce the operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  141  –

MID CAP GROWTH EQUITY II FUND

	Class A
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00+
Net asset value, beginning of period	$8.12		$10.33		$10.48		$10.00

Income (loss) from investment operations:
Net investment loss	(0.09	)***	(0.08	)***	(0.09	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	3.14		(2.13)		(0.06)		0.50

Total income (loss) from investment operations	3.05		(2.21)		(0.15)		0.48

Net asset value, end of period	$11.17		$8.12		$10.33		$10.48

Total Return(a)	37.56%		(21.39)%		(1.43)%		4.80%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$93,526		$30,968		$14,113		$2,861
Ratio of expenses to average daily net assets:
Before expense waiver	1.35%		1.36%		1.35%		1.37%	*
After expense waiver#	1.34%	(b)	1.35%	(b)	1.35%		N/A
Net investment loss to average daily net assets	(0.93)%		(0.96)%		(0.89)%		(0.40)%	*
Portfolio turnover rate	54%		61%		49%		37%	**

	Class L
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00+
Net asset value, beginning of period	$8.17		$10.37		$10.50		$10.00

Income (loss) from investment operations:
Net investment loss	(0.07	)***	(0.07	)***	(0.06	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	3.17		(2.13)		(0.07)		0.52

Total income (loss) from investment operations	3.10		(2.20)		(0.13)		0.50

Net asset value, end of period	$11.27		$8.17		$10.37		$10.50

Total Return(a)	37.94%		(21.22)%		(1.24)%		5.00%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$225,279		$116,835		$136,206		$126,876
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.11%		1.10%		1.12%	*
After expense waiver#	1.09%	(b)	1.09%	(b)	1.10%		N/A
Net investment loss to average daily net assets	(0.68)%		(0.72)%		(0.59)%		(0.25)%	*
Portfolio turnover rate	54%		61%		49%		37%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period June 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with the certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  142  –

MID CAP GROWTH EQUITY II FUND

	Class Y
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00+
Net asset value, beginning of period	$8.21		$10.40		$10.51		$10.00

Income (loss) from investment operations:
Net investment loss	(0.05	)***	(0.04	)***	(0.05	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	3.18		(2.15)		(0.06)		0.51

Total income (loss) from investment operations	3.13		(2.19)		(0.11)		0.51

Net asset value, end of period	$11.34		$8.21		$10.40		$10.51

Total Return(a)	38.12%		(21.06)%		(1.05)%		5.10%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$51,284		$27,835		$622		$267
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%		0.98%		0.95%		0.97%	*
After expense waiver#	0.94%	(b)	0.96%	(b)	0.95%		N/A
Net investment loss to average daily net assets	(0.53)%		(0.51)%		(0.48)%		(0.07)%	*
Portfolio turnover rate	54%		61%		49%		37%	**

	Class S
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00+
Net asset value, beginning of period	$8.22		$10.41		$10.51		$10.00

Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.04	)***	(0.03	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	3.19		(2.15)		(0.07)		0.51

Total income (loss) from investment operations	3.15		(2.19)		(0.10)		0.51

Net asset value, end of period	$11.37		$8.22		$10.41		$10.51

Total Return(a)	38.32%		(21.04)%		(0.95)%		5.10%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$125,907		$72,595		$88,921		$90,248
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%		0.87%		0.86%		0.88%	*
After expense waiver#	0.85%	(b)	0.85%	(b)	0.86%		N/A
Net investment loss to average daily net assets	(0.44)%		(0.48)%		(0.34)%		(0.01)%	*
Portfolio turnover rate	54%		61%		49%		37%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
+	For the period June 1, 2000 (commencement of operations) through December 31, 2000.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with the certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  143  –

MID CAP GROWTH EQUITY II FUND

	Class N
	Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$8.09		$8.05

Income (loss) from investment operations:
Net investment loss	(0.12	)***	(0.00	)***†
Net realized and unrealized gain on investments	3.13		0.04

Total income from investment operations	3.01		0.04

Net asset value, end of period	$11.10		$8.09

Total Return(a)	37.21%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$617		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.66%		-	‡
After expense waiver#	1.65%	(b)	-	‡
Net investment loss to average daily net assets	(1.22)%		-	‡
Portfolio turnover rate	54%		61%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with the certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  144  –

SMALL CAP GROWTH EQUITY FUND

	Class A
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$8.76		$11.79		$13.37		$15.86		$10.00

Income (loss) from investment operations:
Net investment loss	(0.12	)***	(0.11	)***	(0.08	)***	(0.04	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	3.92		(2.92)		(1.50)		(2.08)		6.06

Total income (loss) from investment operations	3.80		(3.03)		(1.58)		(2.12)		6.03

Less distributions to shareholders:
From net investment income	-		-		-		(0.00	)†	-
Tax return of capital	-		-		-		(0.00	)†	-
From net realized gains	-		-		-		(0.37)		(0.17)

Total distributions	-		-		-		(0.37)		(0.17)

Net asset value, end of period	$12.56		$8.76		$11.79		$13.37		$15.86

Total Return(a)	43.38%		(25.70)%		(11.82)%		(13.82)%		60.42%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$67,686		$35,509		$32,095		$15,854		$1,742
Ratio of expenses to average daily net assets:
Before expense waiver	1.51%		1.51%		1.51%		1.53%		1.79%	*
After expense waiver#	1.49%	(b)	1.50%	(b)	1.49%		1.50%		N/A
Net investment loss to average daily net assets	(1.11)%		(1.08)%		(0.67)%		(0.28)%		(0.39)%	*
Portfolio turnover rate	56%		51%		114%		97%		68%	**

	Class L
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$8.83		$11.85		$13.41		$15.88		$10.00

Income (loss) from investment operations:
Net investment loss	(0.09	)***	(0.08	)***	(0.05	)***	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	3.96		(2.94)		(1.51)		(2.08)		6.06

Total income (loss) from investment operations	3.87		(3.02)		(1.56)		(2.09)		6.05

Less distributions to shareholders:
From net investment income	-		-		-		(0.01)		(0.00	)†
Tax return of capital	-		-		-		(0.00	)†	-
From net realized gains	-		-		-		(0.37)		(0.17)

Total distributions	-		-		-		(0.38)		(0.17)

Net asset value, end of period	$12.70		$8.83		$11.85		$13.41		$15.88

Total Return(a)	43.83%		(25.49)%		(11.63)%		(13.54)%		60.55%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$85,885		$44,419		$43,839		$21,000		$2,198
Ratio of expenses to average daily net assets:
Before expense waiver	1.26%		1.26%		1.26%		1.28%		1.52%	*
After expense waiver#	1.24%	(b)	1.25%	(b)	1.24%		1.25%		N/A
Net investment loss to average daily net assets	(0.86)%		(0.83)%		(0.40)%		(0.03)%		(0.12)%	*
Portfolio turnover rate	56%		51%		114%		97%		68%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Distributions from net investment income and tax return of capital are less than $0.01 per share.
+	For the period May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  145  –

SMALL CAP GROWTH EQUITY FUND

	Class Y
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00	Period ended 12/31/99+
Net asset value, beginning of period	$8.87		$11.89		$13.43		$15.90	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.08	)***	(0.07	)***	(0.03	)***	0.02 ***	0.01	***
Net realized and unrealized gain (loss) on investments	3.98		(2.95)		(1.51)		(2.10)	6.07

Total income (loss) from investment operations	3.90		(3.02)		(1.54)		(2.08)	6.08

Less distributions to shareholders:
From net investment income	-		-		-		(0.02)	(0.01)
Tax return of capital	-		-		-		(0.00)†	-
From net realized gains	-		-		-		(0.37)	(0.17)

Total distributions	-		-		-		(0.39)	(0.18)

Net asset value, end of period	$12.77		$8.87		$11.89		$13.43	$15.90

Total Return(a)	43.97%		(25.40)%		(11.47)%		(13.44)%	60.71%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$87,801		$43,123		$44,759		$35,864	$12,667
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%		1.11%		1.11%		1.13%	1.31%	*
After expense waiver#	1.09%	(b)	1.10%	(b)	1.09%		1.10%	N/A
Net investment income (loss) to average daily net assets	(0.71)%		(0.68)%		(0.25)%		0.11%	0.14%	*
Portfolio turnover rate	56%		51%		114%		97%	68%	**

	Class S
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00	Period ended 12/31/99+
Net asset value, beginning of period	$8.91		$11.92		$13.45		$15.91	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)***	(0.06	)***	(0.01	)***	0.04 ***	0.02	***
Net realized and unrealized gain (loss) on investments	3.99		(2.95)		(1.52)		(2.10)	6.07

Total income (loss) from investment operations	3.93		(3.01)		(1.53)		(2.06)	6.09

Less distributions to shareholders:
From net investment income	-		-		-		(0.03)	(0.01)
Tax return of capital	-		-		-		(0.00)†	-
From net realized gains	-		-		-		(0.37)	(0.17)

Total distributions	-		-		-		(0.40)	(0.18)

Net asset value, end of period	$12.84		$8.91		$11.92		$13.45	$15.91

Total Return(a)	44.11%		(25.25)%		(11.38)%		(13.32)%	60.91%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$243,909		$123,762		$156,565		$147,368	$92,254
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%		0.97%		0.97%		0.99%	1.19%	*
After expense waiver#	0.95%	(b)	0.96%	(b)	0.95%		0.97%	N/A
Net investment income (loss) to average daily net assets	(0.57)%		(0.54)%		(0.09)%		0.26%	0.19%	*
Portfolio turnover rate	56%		51%		114%		97%	68%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Tax return of capital is less than $0.01 per share.
+	For the period May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  146  –

SMALL CAP GROWTH EQUITY FUND

	Class N
	Year ended 12/31/03		Period ended 12/31/02+
Net asset value, beginning of period	$8.72		$8.68

Income (loss) from investment operations:
Net investment loss	(0.15	)***	(0.00	)***†
Net realized and unrealized gain on investments	3.90		0.04

Total income from investment operations	3.75		0.04

Net asset value, end of period	$12.47		$8.72

Total Return(a)	43.00%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$149		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.81%		-	‡
After expense waiver	1.79%	(b)	-	‡
Net investment loss to average daily net assets	(1.41)%		-	‡
Portfolio turnover rate	56%		51%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
+	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  147  –

SMALL COMPANY GROWTH FUND

	Class A					Class L
	Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+	Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$6.99		$10.00		$10.00	$7.01		$10.00		$10.00

Income (loss) from investment operations:
Net investment loss	(0.10	)***	(0.06	)***	-	(0.07	)***	(0.04	)***	-
Net realized and unrealized gain (loss) on investments	4.30		(2.95)		-	4.32		(2.95)		-

Total income (loss) from investment operations	4.20		(3.01)		-	4.25		(2.99)		-

Less distributions to shareholders:
From net realized gains	(0.52)		-		-	(0.52)		-		-

Net asset value, end of period	$10.67		$6.99		$10.00	$10.74		$7.01		$10.00

Total Return(a)	60.01%		(30.10)%		-	60.55%		(29.90)%		-
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$54,038		$5,038		$1	$35,948		$10,319		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.58%		1.83%		-	1.33%		1.58%		-
After expense waiver#	1.37%	(b)	1.16%	(b)	-	1.10%	(b)	0.92%	(b)	-
Net investment loss to average daily net assets	(1.00)%		(0.80)%		-	(0.72)%		(0.59)%		-
Portfolio turnover rate	141%		150%		-	141%		150%		-

	Class Y					Class S
	Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+	Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$7.02		$10.00		$10.00	$7.02		$10.00		$10.00

Income (loss) from investment operations:
Net investment loss	(0.05	)***	(0.04	)***	-	(0.05	)***	(0.03	)***	-
Net realized and unrealized gain (loss) on investments	4.32		(2.94)		-	4.33		(2.95)		-

Total income (loss) from investment operations	4.27		(2.98)		-	4.28		(2.98)		-

Less distributions to shareholders:
From net realized gains	(0.52)		-		-	(0.52)		-		-

Net asset value, end of period	$10.77		$7.02		$10.00	$10.78		$7.02		$10.00

Total Return(a)	60.75%		(29.80)%		-	60.66%		(29.70)%		-
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$37,730		$10,545		$1	$30,181		$8,763		$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	1.18%		1.43%		-	1.14%		1.39%		-
After expense waiver#	0.95%	(b)	0.83%	(b)	-	0.92%	(b)	0.80%	(b)	-
Net investment loss to average daily net assets	(0.60)%		(0.52)%		-	(0.55)%		(0.41)%		-
Portfolio turnover rate	141%		150%		-	141%		150%		-

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002 and 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  148  –

SMALL COMPANY GROWTH FUND

	Class N
	Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$6.95		$6.90

Income (loss) from investment operations:
Net investment income (loss)	(0.13	)***	0.00	***†
Net realized and unrealized gain on investments	4.29		0.05

Total income from investment operations	4.16		0.05

Less distributions to shareholders:
From net realized gains	(0.52)		-

Net asset value, end of period	$10.59		$6.95

Total Return(a)	59.78%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$953		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.88%		-	‡
After expense waiver#	1.68%	(b)	-	‡
Net investment loss to average daily net assets	(1.31)%		-	‡
Portfolio turnover rate	141%		150%

***	Per share amount calculated on the average shares method.
†	Net investment income is less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  149  –

EMERGING GROWTH FUND

	Class A
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00+
Net asset value, beginning of period	$3.53		$6.11		$7.31		$10.00

Income (loss) from investment operations:
Net investment loss	(0.06	)***	(0.05	)***	(0.06	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	1.66		(2.53)		(1.14)		(2.64)

Total income (loss) from investment operations	1.60		(2.58)		(1.20)		(2.69)

Net asset value, end of period	$5.13		$3.53		$6.11		$7.31

Total Return(a)	45.33%		(42.23)%		(16.53)%		(26.80)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$26,130		$10,153		$12,760		$5,197
Ratio of expenses to average daily net assets:
Before expense waiver	1.48%		1.46%		1.44%		1.48%	*
After expense waiver#	1.45%		1.39%		1.41%		N/A
Net investment loss to average daily net assets	(1.32)%		(1.23)%		(0.96)%		(0.82)%	*
Portfolio turnover rate	198%		175%		139%		132%	**

	Class L
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00+
Net asset value, beginning of period	$3.55		$6.13		$7.31		$10.00

Income (loss) from investment operations:
Net investment loss	(0.05	)***	(0.04	)***	(0.04	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	1.68		(2.54)		(1.14)		(2.66)

Total income (loss) from investment operations	1.63		(2.58)		(1.18)		(2.69)

Net asset value, end of period	$5.18		$3.55		$6.13		$7.31

Total Return(a)	45.92%		(42.09)%		(16.37)%		(26.70)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$49,424		$20,924		$26,106		$12,753
Ratio of expenses to average daily net assets:
Before expense waiver	1.23%		1.21%		1.18%		1.23%	*
After expense waiver#	1.20%		1.14%		1.16%		N/A
Net investment loss to average daily net assets	(1.07)%		(0.98)%		(0.71)%		(0.54)%	*
Portfolio turnover rate	198%		175%		139%		132%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001 and the years ended December 31, 2002 and 2003.
(a)	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  150  –

EMERGING GROWTH FUND

	Class Y
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00+
Net asset value, beginning of period	$3.57		$6.15		$7.32		$10.00

Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.04	)***	(0.03	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	1.68		(2.54)		(1.14)		(2.66)

Total income (loss) from investment operations	1.64		(2.58)		(1.17)		(2.68)

Net asset value, end of period	$5.21		$3.57		$6.15		$7.32

Total Return(a)	45.94%		(41.95)%		(16.10)%		(26.70)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$3,051		$1,664		$3,309		$3,222
Ratio of expenses to average daily net assets:
Before expense waiver	1.08%		1.06%		1.04%		1.06%	*
After expense waiver#	1.04%		0.99%		1.01%		N/A
Net investment loss to average daily net assets	(0.91)%		(0.83)%		(0.55)%		(0.35)%	*
Portfolio turnover rate	198%		175%		139%		132%	**

	Class S								Class N
	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Period ended 12/31/00+		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$3.58		$6.15		$7.32		$10.00		$3.51		$3.50

Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.03	)***	(0.03	)***	(0.02	)***	(0.07	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	1.70		(2.54)		(1.14)		(2.66)		1.65		0.01

Total income (loss) from investment operations	1.66		(2.57)		(1.17)		(2.68)		1.58		0.01

Net asset value, end of period	$5.24		$3.58		$6.15		$7.32		$5.09		$3.51

Total Return(a)	46.37%		(41.79)%		(16.10)%		(26.70)%	**	45.01%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$41,036		$24,658		$56,195		$58,872		$147		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%		0.96%		0.94%		0.98%	*	1.78%		-	‡
After expense waiver#	0.94%		0.89%		0.91%		N/A		1.74%		-	‡
Net investment loss to average daily net assets	(0.81)%		(0.73)%		(0.45)%		(0.29)%	*	(1.61)%		-	‡
Portfolio turnover rate	198%		175%		139%		132%	**	198%		175%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
+	For the period May 1, 2000 (commencement of operations) through December 31, 2000.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001 and the years ended December 31, 2002 and 2003.
(a)	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  151  –

INTERNATIONAL EQUITY FUND

	Class A
	Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00		Year ended 12/31/99
Net asset value, beginning of period	$6.32		$9.12	$12.06	$16.91		$11.37

Income (loss) from investment operations:
Net investment income (loss)	0.01	***	0.05 ***	0.04 ***	(0.13	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	3.16		(2.80)	(2.98)	(1.50)		6.39

Total income (loss) from investment operations	3.17		(2.75)	(2.94)	(1.63)		6.35

Less distributions to shareholders:
From net investment income	(0.03)		(0.05)	(0.00)†	(0.02)		(0.00	)†
Tax return of capital	-		(0.00)†	-	-		-
From net realized gains	-		-	-	(3.20)		(0.81)

Total distributions	(0.03)		(0.05)	(0.00)	(3.22)		(0.81)

Net asset value, end of period	$9.46		$6.32	$9.12	$12.06		$16.91

Total Return(a)	49.88%		(30.11)%	(24.37)%	(9.30)%		56.25%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$50,817		$30,849	$39,762	$26,246		$548
Ratio of expenses to average daily net assets:
Before expense waiver	1.52%		1.53%	1.51%	1.67%		1.55%
After expense waiver#	1.50%	(b)	1.52% (b)	1.50%	N/A		N/A
Net investment income (loss) to average daily net assets	0.15%		0.67%	0.42%	(0.81)%		(0.28)%
Portfolio turnover rate	70%		40%	38%	69%		63%

	Class L
	Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$6.34		$9.13	$12.07	$16.89		$12.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.08 ***	0.07 ***	(0.06	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	3.15		(2.81)	(2.99)	(1.54)		5.78

Total income (loss) from investment operations	3.18		(2.73)	(2.92)	(1.60)		5.73

Less distributions to shareholders:
From net investment income	(0.04)		(0.06)	(0.02)	(0.02)		(0.03)
Tax return of capital	-		(0.00)†	-	-		-
From net realized gains	-		-	-	(3.20)		(0.81)

Total distributions	(0.04)		(0.06)	(0.02)	(3.22)		(0.84)

Net asset value, end of period	$9.48		$6.34	$9.13	$12.07		$16.89

Total Return(a)	50.23%		(29.89)%	(24.18)%	(9.12)%		48.17%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$183,493		$95,876	$106,987	$67,113		$7,335
Ratio of expenses to average daily net assets:
Before expense waiver	1.27%		1.28%	1.26%	1.37%		1.26%	*
After expense waiver#	1.25%	(b)	1.27% (b)	1.25%	N/A		N/A
Net investment income (loss) to average daily net assets	0.34%		0.97%	0.66%	(0.37)%		(0.54)%	*
Portfolio turnover rate	70%		40%	38%	69%		63%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Distributions from net investment income and tax return of capital are less than $0.01 per share.
+	For the period May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain changes as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  152  –

INTERNATIONAL EQUITY FUND

	Class Y
	Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00		Year ended 12/31/99
Net asset value, beginning of period	$6.37		$9.18	$12.14	$16.95		$11.37

Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.08 ***	0.08 ***	0.00	***†	(0.01	)***
Net realized and unrealized gain (loss) on investments	3.17		(2.81)	(3.01)	(1.58)		6.44

Total income (loss) from investment operations	3.22		(2.73)	(2.93)	(1.58)		6.43

Less distributions to shareholders:
From net investment income	(0.05)		(0.08)	(0.03)	(0.03)		(0.04)
Tax return of capital	-		(0.00)†	-	-		-
From net realized gains	-		-	-	(3.20)		(0.81)

Total distributions	(0.05)		(0.08)	(0.03)	(3.23)		(0.85)

Net asset value, end of period	$9.54		$6.37	$9.18	$12.14		$16.95

Total Return(a)	50.60%		(29.82)%	(24.10)%	(8.97)%		57.04%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$44,227		$41,795	$51,999	$31,651		$9,335
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%		1.12%	1.11%	1.18%		1.11%
After expense waiver#	1.10%	(b)	1.11% (b)	1.10%	N/A		N/A
Net investment income (loss) to average daily net assets	0.64%		1.07%	0.79%	0.02%		(0.09)%
Portfolio turnover rate	70%		40%	38%	69%		63%

	Class S
	Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00		Year ended 12/31/99
Net asset value, beginning of period	$6.39		$9.21	$12.16	$16.96		$11.37

Income (loss) from investment operations:
Net investment income	0.04	***	0.09 ***	0.08 ***	0.04	***	0.05	***
Net realized and unrealized gain (loss) on investments	3.19		(2.83)	(3.00)	(1.61)		6.38

Total income (loss) from investment operations	3.23		(2.74)	(2.92)	(1.57)		6.43

Less distributions to shareholders:
From net investment income	(0.06)		(0.08)	(0.03)	(0.03)		(0.03)
Tax return of capital	-		(0.00)†	-	-		-
From net realized gains	-		-	-	(3.20)		(0.81)

Total distributions	(0.06)		(0.08)	(0.03)	(3.23)		(0.84)

Net asset value, end of period	$9.56		$6.39	$9.21	$12.16		$16.96

Total Return(a)	50.49%		(29.82)%	(23.99)%	(8.95)%		56.98%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$587,883		$441,475	$721,113	$1,027,623		$1,087,858
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%		1.10%	1.08%	1.12%		1.06%
After expense waiver#	1.07%	(b)	1.09% (b)	1.07%	N/A		N/A
Net investment income to average daily net assets	0.58%		1.18%	0.82%	0.22%		0.42%
Portfolio turnover rate	70%		40%	38%	69%		63%

***	Per share amount calculated on the average shares method.
†	Net investment income and tax return of capital are less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain changes as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  153  –

INTERNATIONAL EQUITY FUND

	Class N
	Year ended 12/31/03		Period ended 12/31/02+
Net asset value, beginning of period	$6.30		$6.26

Income (loss) from investment operations:
Net investment loss	(0.01	)***	(0.00	)***†
Net realized and unrealized gain on investments	3.13		0.04

Total income from investment operations	3.12		0.04

Less distributions to shareholders:
From net investment income	(0.00	)†	-

Net asset value, end of period	$9.42		$6.30

Total Return(a)	49.44%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$152		$102
Ratio of expenses to average daily net assets:
Before expense waiver	1.82%		-	‡
After expense waiver	1.81%	(b)	-	‡
Net investment loss to average daily net assets	(0.16)%		-	‡
Portfolio turnover rate	70%		40%

***	Per share amount calculated on the average shares method.
†	Net investment loss and distributions from net investment income are less than $0.01 per share.
+	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain changes as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  154  –

OVERSEAS FUND

	Class A						Class L
	Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+		Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of period	$7.36		$8.41		$10.00		$7.35		$8.42	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.01	***	(0.05	)***	0.04	***	0.02 ***	(0.03	)***
Net realized and unrealized gain (loss) on investments	2.18		(1.05)		(1.54)		2.23		(1.08)	(1.55)

Total income (loss) from investment operations	2.20		(1.04)		(1.59)		2.27		(1.06)	(1.58)

Less distributions to shareholders:
From net investment income	(0.01)		(0.01)		-		(0.03)		(0.01)	-
Tax return of capital	-		(0.00	)†	-		-		(0.00)†	-

Total distributions	(0.01)		(0.01)		-		(0.03)		(0.01)	-

Net asset value, end of period	$9.55		$7.36		$8.41		$9.59		$7.35	$8.42

Total Return(a)	30.27%		(12.66)%		(15.90)%	**	30.68%		(12.44)%	(15.80)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$65,012		$18,674		$1,159		$81,542		$19,236	$899
Ratio of expenses to average daily net assets:
Before expense waiver	1.74%		2.13%		1.95%	*	1.49%		1.88%	1.78%	*
After expense waiver#	1.64%	(b)	1.63%	(b)	1.73%	*	1.39%	(b)	1.37% (b)	1.56%	*
Net investment income (loss) to average daily net assets	0.22%		0.09%		(0.91)%	*	0.44%		0.20%	(0.59)%	*
Portfolio turnover rate	92%		138%		111%	**	92%		138%	111%	**

	Class Y						Class S
	Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+		Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of period	$7.36		$8.43		$10.00		$7.37		$8.43	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	***	(0.00	)***†	0.00	***†	0.06	***	0.05 ***	0.01	***
Net realized and unrealized gain (loss) on investments	2.25		(1.05)		(1.57)		2.23		(1.09)	(1.58)

Total income (loss) from investment operations	2.29		(1.05)		(1.57)		2.29		(1.04)	(1.57)

Less distributions to shareholders:
From net investment income	(0.04)		(0.02)		-		(0.04)		(0.02)	-
Tax return of capital	-		(0.00	)†	-		-		(0.00)†	-

Total distributions	(0.04)		(0.02)		-		(0.04)		(0.02)	-

Net asset value, end of period	$9.61		$7.36		$8.43		$9.62		$7.37	$8.43

Total Return(a)	30.88%		(12.34)%		(15.70)%	**	30.87%		(12.23)%	(15.70)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$72,650		$19,204		$88		$134,965		$54,437	$20,893
Ratio of expenses to average daily net assets:
Before expense waiver	1.34%		1.73%		1.90%	*	1.29%		1.68%	1.85%	*
After expense waiver#	1.24%	(b)	1.22%	(b)	1.69%	*	1.19%	(b)	1.18% (b)	1.63%	*
Net investment income (loss) to average daily net assets	0.50%		(0.02)%		0.08%	*	0.69%		0.68%	0.14%	*
Portfolio turnover rate	92%		138%		111%	**	92%		138%	111%	**

*	Annualized.
**	Percentage represents the results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment income (loss) and tax return of capital are less than $0.01 per share.
+	For the period May 1, 2001 (commencement of operations) through December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 1, 2001 through December 31, 2001 and the years ended December 31, 2002 and 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  155  –

OVERSEAS FUND

	Class N
	Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$7.31		$7.24

Income (loss) from investment operations:
Net investment loss	(0.02	)***	(0.00	)***†
Net realized and unrealized gain on investments	2.21		0.07

Total income from investment operations	2.19		0.07

Net asset value, end of period	$9.50		$7.31

Total Return(a)	29.96%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$255		$102
Ratio of expenses to average daily net assets:
Before expense waiver	2.04%		-	‡
After expense waiver#	1.94%	(b)	-	‡
Net investment loss to average daily net assets	(0.22)%		-	‡
Portfolio turnover rate	92%		138%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreement with certain brokers to rebate a portions of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  156  –

ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•	to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so

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purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The Inflation-Protected Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Overseas Fund, and the Destination Retirement Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value. The Short-Duration Bond Fund, the Core Bond Fund, the Core Bond Segment of the Balanced Fund and the Diversified Bond Fund may invest in foreign securities that are not denominated in U.S. dollars only if the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security.

Certain limitations apply to the use of forward contracts by the Funds. For example, a Fund will not enter into a forward contract if, as a result, more than 25% of its total assets would be held in a segregated account covering such contracts. This 25% limitation is not applicable to the Strategic Balanced Fund, the Value Equity Fund, the Blue Chip Growth Fund and the Aggressive Growth Fund. For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s portfolio manager may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Options and Futures Contracts

The Inflation-Protected Bond Fund, the Strategic Balanced Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Overseas Fund and the Destination Retirement Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

These Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also

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purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Balanced Fund, the Strategic Balanced Fund, the Core Value Equity Fund, the Value Equity Fund, the Large Cap Growth Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund and the Destination Retirement Funds may also enter into stock index futures contracts. These Funds and the Inflation-Protected Bond Fund and the International Equity Fund may enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value, if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% (10% in the case of the Money Market Fund and the Inflation-Protected Bond Fund) of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to

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achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders. The Large Cap Growth Fund, the Growth Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund and the Emerging Growth Fund typically would be expected to have the highest incidence of trading activity.

Indexing v. Active Management

Active management involves the investment Sub-Adviser buying and selling securities based on research and analysis. Unlike Funds that are actively managed, the Indexed Equity Fund and the OTC 100 Fund are “index” funds – they try to match, as closely as possible, the performance of a target index by generally holding either all, or a representative sample of, the securities in the index. Indexing provides simplicity because it is a straightforward market-matching strategy. Index funds generally provide diversification by investing in a wide variety of companies and industries (although “index” funds are technically non-diversified for purposes of the 1940 Act – see Non-Diversification Risk on page 67). An index fund’s performance is predictable in that the fund’s value is expected to move in the same direction, up or down, as the target index. Index funds also tend to have lower costs because they do not have many of the expenses of actively managed funds such as research; index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and index funds generally realize lower capital gains.

Optimization

To attempt to match the risk and return characteristics of the S&P 500® Index as closely as possible for the Indexed Equity Fund and the NASDAQ 100 Index® for the OTC 100 Fund, Northern Trust, the Funds’ investment Sub-Adviser, generally invests in a statistically selected sample of the securities found in the S&P 500® Index or NASDAQ 100 Index®, as the case may be, using a process known as “optimization”. Each Fund may not hold every one of the stocks in its target Index. The Funds utilize “optimization”, a statistical sampling technique, in an effort to run an efficient and effective strategy.

Optimization will be most pronounced for the OTC 100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index®. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant index’s value in roughly the same proportion as the index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the Sub-Adviser tries to match the industry and risk characteristics of all of the smaller companies in the index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Cash Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s Sub-Adviser, or in the case of the Destination Retirement Funds, the Fund’s Adviser, except for the Value Equity Fund’s and Blue Chip Growth Fund’s Sub-Adviser, may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. For the Value Equity Fund and the Blue Chip Growth Fund, each Fund reserves the right to invest for temporary or defensive purposes, without limitation in preferred stock and investment grade debt instruments. These temporary defensive positions may cause a Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods.

Industry Concentration

As a general rule, a Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

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(1)	There is no limitation for U.S. Government Securities.

(2)	In the case of the Money Market Fund, there is no industry concentration limitation for certificates of deposit and bankers’ acceptances issued by domestic banks.

Issuer Diversification

The Indexed Equity Fund, the Value Equity Fund, the OTC 100 Fund, the Aggressive Growth Fund and the Focused Value Fund are classified as non-diversified, which means that the proportion of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A “diversified” investment company is generally required by the 1940 Act, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund’s portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer, and not hold more than 10% of the outstanding voting securities of that issuer. These limitations do not apply to U.S. government securities.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of

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their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Funds, except for the Money Market Fund, may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Balanced Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund and the Destination Retirement Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

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MASSMUTUAL INSTITUTIONAL FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Institutional Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Institutional Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL INSTITUTIONAL FUNDS

1295 State Street

Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL INSTITUTIONAL FUNDS (THE “TRUST”) DATED MAY 1, 2004, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS’ ANNUAL REPORT AS OF DECEMBER 31, 2003 (THE “ANNUAL REPORT”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Funds:

•	MassMutual Money Market Fund
•	MassMutual Short-Duration Bond Fund
•	MassMutual Inflation-Protection Bond Fund
•	MassMutual Core Bond Fund
•	MassMutual Diversified Bond Fund
•	MassMutual Balanced Fund
•	MassMutual Strategic Balanced Fund
•	MassMutual Core Value Equity Fund
•	MassMutual Fundamental Value Fund
•	MassMutual Value Equity Fund
•	MassMutual Large Cap Value Fund
•	MassMutual Indexed Equity Fund
•	MassMutual Blue Chip Growth Fund
•	MassMutual Large Cap Growth Fund
•	MassMutual Growth Equity Fund
•	MassMutual Aggressive Growth Fund
•	MassMutual OTC 100 Fund
•	MassMutual Focused Value Fund
•	MassMutual Small Company Value Fund
•	MassMutual Small Cap Equity Fund
•	MassMutual Mid Cap Growth Equity Fund
•	MassMutual Mid Cap Growth Equity II Fund
•	MassMutual Small Cap Growth Equity Fund
•	MassMutual Small Company Growth Fund
•	MassMutual Emerging Growth Fund
•	MassMutual International Equity Fund
•	MassMutual Overseas Fund
•	MassMutual Destination Retirement Income Fund
•	MassMutual Destination Retirement 2010 Fund
•	MassMutual Destination Retirement 2020 Fund
•	MassMutual Destination Retirement 2030 Fund
•	MassMutual Destination Retirement 2040 Fund

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated May 1, 2004

GENERAL INFORMATION

MassMutual Institutional Funds (the “Trust”) is a professionally managed, open-end investment company. This SAI describes the following twenty-five separate series of the Trust: (1) MassMutual Money Market Fund (“Money Market Fund”), (2) MassMutual Short-Duration Bond Fund (“Short-Duration Bond Fund”), (3) MassMutual Inflation-Protected Bond Fund (“Inflation-Protected Bond Fund”), (4) MassMutual Core Bond Fund (“Core Bond Fund”), (5) MassMutual Diversified Bond Fund (“Diversified Bond Fund”), (6) MassMutual Balanced Fund (“Balanced Fund”), (7) MassMutual Strategic Balanced Fund (“Strategic Balanced Fund”), (8) MassMutual Core Value Equity Fund (“Core Value Equity Fund”), (9) MassMutual Fundamental Value Fund (“Fundamental Value Fund”), (10) MassMutual Value Equity Fund (“Value Equity Fund”), (11) MassMutual Large Cap Value Fund (“Large Cap Value Fund”) (12) MassMutual Indexed Equity Fund (“Indexed Equity Fund”), (13) MassMutual Blue Chip Growth Fund (“Blue Chip Growth Fund”), (14) MassMutual Large Cap Growth Fund (“Large Cap Growth Fund”), (15) MassMutual Growth Equity Fund (“Growth Equity Fund”), (16) MassMutual Aggressive Growth Fund (“Aggressive Growth Fund”), (17) MassMutual OTC 100 Fund (“OTC 100 Fund”), (18) MassMutual Focused Value Fund (“Focused Value Fund”), (19) MassMutual Small Company Value Fund (“Small Company Value Fund”), (20) MassMutual Small Cap Equity Fund (“Small Cap Equity Fund”), (21) MassMutual Mid Cap Growth Equity Fund (“Mid Cap Growth Equity Fund”), (22) MassMutual Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”), (23) MassMutual Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”), (24) MassMutual Small Company Growth Fund (“Small Company Growth Fund”), (25) MassMutual Emerging Growth Fund (“Emerging Growth Fund”), (26) MassMutual International Equity Fund (“International Equity Fund”), (27) MassMutual Overseas Fund (“Overseas Fund”), (28) MassMutual Destination Retirement Income Fund (“Destination Retirement Income Fund”), (29) MassMutual Destination Retirement 2010 Fund (“Destination Retirement 2010 Fund”), (30) MassMutual Destination Retirement 2020 Fund (“Destination Retirement 2020 Fund”), (31) MassMutual Destination Retirement 2030 Fund (“Destination Retirement 2030 Fund”) and (32) MassMutual Destination Retirement 2040 Fund (“Destination Retirement 2040 Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of thirty-two separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended from time to time (the “Declaration of Trust”). The investment adviser for each Fund is Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Adviser”). The investment sub-adviser for the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected Bond Fund, Core Bond Fund, Diversified Bond Fund, a portion of the Core Value Equity Fund, the Small Cap Equity Fund and each of the segments of the Balanced Fund is David L. Babson & Company Inc. (“Babson”), located at One Memorial Drive, Cambridge, Massachusetts 02142 and 1295 State Street, Springfield, Massachusetts 01111. The investment sub-adviser for the other portion of the Core Value Equity Fund is Alliance Capital Management L.P. (“Alliance Capital”), located at 1345 Avenue of the Americas, New York, New York 10105. The investment sub-adviser for the Growth Equity Fund is Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts 02116. The investment sub-adviser for the Mid Cap Growth Equity Fund is Navellier & Associates, Inc. (“Navellier”), located at One East Liberty, Third Floor, Reno, Nevada 89501. The investment sub-advisers for the Small Cap Growth Equity Fund are Wellington Management Company, LLP (“Wellington Management”) located at 75 State Street, Boston, Massachusetts 02109 and Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar, Overland Park, Kansas 66202. The investment sub-adviser for the International Equity Fund is OppenheimerFunds, Inc. (“OFI”), located at 2 World Financial Center, 225 Liberty Street, New York, New York 10281. Babson and OFI are each indirect subsidiaries of MassMutual. The investment sub-adviser for the Large Cap Value Fund is Davis Selected Advisers, L.P. (“Davis”) located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. The investment sub-adviser for the Focused Value Fund is Harris Associates LP (“Harris”) located at 2 North La Salle Street, Chicago, Illinois 60602. The investment sub-adviser for the Aggressive Growth Fund is Sands Capital Management, Inc. (“Sands Capital”), located at 1100 Wilson Boulevard, Suite 3050, Arlington, Virginia 22209. The investment sub-adviser for the Mid Cap Growth Equity II Fund is

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202. The investment sub-adviser for the Emerging Growth Fund is RS Investment Management, L.P. (“RS”), located at 388 Market Street, San Francisco, California 94111. The investment sub-adviser for the Indexed Equity Fund and the OTC 100 Fund is Northern Trust Investments, N.A. (“Northern Trust”), located at 50 South LaSalle Street, Chicago, Illinois 60675. The investment sub-adviser for the Value Equity Fund and the Blue Chip Growth Fund is Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109. The investment sub-advisers for the Overseas Fund are American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111 and Harris. The investment sub-adviser for the Fundamental Value Fund is Wellington Management. The investment sub-adviser for the Large Cap Growth Fund is Alliance Capital. The investment sub-advisers for the Small Company Value Fund are Clover Capital Management, Inc. (“Clover”), located at 110 Office Park Way, Pittsford, New York 14534 and T. Rowe Price. The investment sub-advisers for the Small Company Growth Fund are MTB Investment Advisors, Inc. (“MTB”), located at 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202 and Mazama Capital Management, Inc. (“Mazama”), located at One SW Columbia Street, Suite 1500, Portland, Oregon 97258. The investment sub-advisers for the Strategic Balanced Fund are Salomon Brothers Asset Management Inc (“SaBAM”), located at 399 Park Avenue, New York, NY 10022 and Western Asset Management Company (“Western”), located at 385 East Colorado Blvd, Pasadena, California 91101.

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The investment objective, fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding shares (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

The following discussion, when applicable, elaborates on the presentation of each Fund’s investment policies contained in the Prospectus. Investment policies and restrictions described below are non-fundamental, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

General.    Each of the Funds with “Equity” in its name will generally invest at least 80% of its assets in equity securities, generally common stock or securities convertible into common stock. Each of the Funds with “Bond” in its name will generally invest at least 80% of its assets in fixed income instruments for which the Fund receives payments of interest and principal.

Money Market Fund

For so long as the Money Market Fund values its portfolio instruments on the basis of amortized cost (see “Valuation of Portfolio Securities”), its investments are subject to portfolio maturity, portfolio quality and portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act. The Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, generally must purchase instruments having remaining maturities of thirteen months (397 days) or less, and must invest only in United States dollar-denominated securities determined to be of high quality with minimal credit risks.

The Money Market Fund’s non-fundamental investment policy is that, at the time it acquires a security, it will invest 100% of its net assets in First Tier Securities, but it retains the right to invest no more than 5% of its net assets in Second Tier Securities. A security qualifies as a First Tier Security if (a) two nationally recognized statistical rating organizations (“NRSROs”) have both given it their highest ratings, even if other NRSROs have rated it lower, or (b) one NRSRO has given it the highest rating, if the security has been rated by one NRSRO. In addition to Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc., (“Moody’s”) other NRSROs include: Duff & Phelps, Inc., Fitch Investors, Inc., IBCA Limited and IBCA, Inc. A Second Tier Security is one that is rated in the second highest rating category by one or more NRSROs. In certain circumstances, unrated securities may qualify as First or Second Tier Securities if the Fund’s investment sub-adviser determines that such securities are of comparable quality to First or Second Tier Securities. A rating or determination of comparable quality is no guarantee that a portfolio instrument will not decline in creditworthiness and/or value.

The Money Market Fund’s investment in certificates of deposit and bankers’ acceptances will be limited to obligations of banks having deposits of at least $1,000,000,000 as of their most recently published financial statements. The obligations of U.S. banks in which the Money Market Fund may invest include Eurodollar obligations of their foreign branches. In the case of foreign banks, the $1,000,000,000 deposit requirement will be computed using exchange rates in effect at the time of their most recently published financial statements.

Obligations of foreign issuers, including foreign branches of U.S. banks, will not be acquired if the Money Market Fund’s investment in such obligations would exceed in the aggregate 25% of its net assets. Foreign branches of U.S. banks and foreign banks may provide less public information and may not be subject to the same accounting, auditing and financial record-keeping standards as domestic banks.

The high quality debt instruments in which the Money Market Fund invests may not offer as high a yield as may be achieved from lower quality instruments having less safety. While the Money Market Fund invests exclusively in First and Second Tier Securities, an investment in the Money Market Fund is not without risk. If the Money Market Fund disposes of an obligation prior to maturity, it may realize a loss or gain. An increase in interest rates will generally reduce the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. The Money Market Fund will reassess whether a particular security presents minimal credit risks in certain circumstances. For example, if a security ceases to be a Second Tier Security, the Money Market Fund would dispose of any such security as soon as practicable.

At present, obligations of United States agencies or instrumentalities which the Fund’s investment sub-adviser intends to purchase for the portfolio of the Money Market Fund include principally obligations of the Government National Mortgage Association (which are backed by the full faith and credit of the United States) and obligations of the Federal National Mortgage Association, the Federal Farm Credit Banks and the Federal Home Loan Banks (which may be backed only by the credit of the issuer itself).

Certain money market instruments are available only in relatively large denominations, and others may carry higher yields if purchased in relatively large denominations. Also, the Fund’s sub-adviser believes that an institutional purchaser of money market instruments who can invest relatively large sums on a regular basis may have investment opportunities that are not available to those who invest smaller sums less frequently. Certain of the Money Market Fund’s investment restrictions limit the percentage of the Fund’s assets that may be invested in certain industries or in securities of any issuer. Accordingly, if the Fund has relatively small net assets and net cash flow from sales and redemptions of shares, the Fund may be unable to invest in money market instruments paying the highest yield available at a particular time.

Short-Duration Bond Fund

The Short-Duration Bond Fund’s duration management strategy currently uses a quantitative, risk-averse discipline that balances generating a high total rate of return primarily from current income with minimizing fluctuations in capital values. The duration of the portfolio will be lengthened by extending average maturities when sufficient additional yield can be obtained. Conversely, the duration will be shortened when adequate compensation for the additional risk associated with longer maturities cannot be realized.

Core Bond Fund

The Core Bond Fund’s duration management strategy is to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. The Fund’s sub-adviser seeks to add value compared to this index through the use of sector rotation, yield curve management and asset selection. Neither market timing nor interest rate anticipation methods are employed in managing the Fund.

Diversified Bond Fund

The Diversified Bond Fund’s duration management strategy is to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. The Fund’s sub-adviser seeks to add value compared to this index through the use of sector rotation, yield curve management and asset selection. Neither market timing nor interest rate anticipation methods are employed in managing the Fund.

The Fund will also have specified liquidity and diversification requirements for particular types of investments, including:

(a)  Bond purchases for the Fund will be limited to 25% of any major industry group; and

(b)  Below investment grade bonds cannot exceed 25% of the Fund’s assets.

Strategic Balanced Fund

While the Fund’s target allocation is 60% equity securities and 40% fixed income securities, the Fund expects to maintain, under normal circumstances, a minimum of 25% equity securities and 25% fixed income securities.

Indexed Equity Fund and OTC 100 Fund

The Indexed Equity Fund and the OTC 100 Fund each attempts to match the risk and return characteristics of the S&P 500 Index® or the NASDAQ 100 Index®, respectively, as closely as possible. With respect to the Indexed Equity Fund, the Fund invests in securities of the companies in the S&P 500 Index in proportion to their index weightings. The Fund’s investment sub-adviser, Northern Trust, seeks a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

Optimization.    The Indexed Equity Fund may not hold every one of the stocks in the S&P 500 Index® and the OTC 100 Fund may not hold every one of the stocks in the NASDAQ 100 Index®. In an effort to run an efficient and effective strategy, each Fund may use the process of “optimization”, a statistical sampling technique. This will be most pronounced for the OTC 100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index®. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant Index’s value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the investment sub-adviser tries to match the industry and risk characteristics of all of the smaller companies in the Index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Each of the Funds will generally invest at least 80% of its assets in stocks of companies included in the S&P 500 Index® or the NASDAQ 100 Index®, respectively. The Funds may hold up to 20% of their assets in short-term debt securities, money market instruments and stock index futures and options. Futures and options are considered derivatives because they “derive” their value from a traditional security (like a stock or bond), asset or index. The Funds intend to buy futures in anticipation of buying stocks. Futures and options on futures contracts are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Tracking Error.    There are several reasons that the Fund’s performance may not track its Index exactly. Unlike the Index, the Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi- annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward (but not below the original principal value in the case of U.S. Treasury inflation-indexed bonds), and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Fixed Income Securities

While the Money Market Fund invests in high quality securities and the Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Core Bond Segment of the Balanced Fund and a portion of the Strategic Balanced Fund invest in investment grade securities, an investment in these Funds is not without risk. The debt securities in which the Funds invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If the Money Market Fund, the Short-Duration Bond Fund, the Core Bond Fund, the Money Market or Core Bond Segments of the Balanced Fund, or the Strategic Balanced Fund dispose of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

Although the Diversified Bond Fund may invest in investment grade securities, it may also invest in securities below investment grade. In addition, the Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Core Bond Segment of the Balanced Fund, and the Strategic Balanced Fund may also invest to some extent in securities below investment grade. Lower-grade debt securities, which also are known as “junk bonds”, may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce the Fund’s share prices and the income it earns.

As noted, the Funds (other than the Money Market Fund) may invest to a limited extent in debt securities that are rated below investment grade or, if unrated, are considered by the Adviser or the Fund’s sub-adviser to be of comparable quality. As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

In addition to the Diversified Bond Fund, all Funds (other than the Money Market Fund) may purchase these lower and unrated securities. The Short-Duration Bond Fund, the Core Bond Fund, and the Balanced Fund may invest up to 10% of their total assets in these types of securities. All other Funds (except for the Aggressive Growth Fund, which is limited to 35% of its total assets) may invest up to 25% of their total assets in these types of securities. Please note that the equity segment of the Strategic Balanced Fund is permitted to invest, to a lesser extent, in investment grade bonds and other debt instruments.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer as omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Warrants and Rights

A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be relatively volatile investments. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

Subject to the other investment limitations and each Fund’s investment objective, the Funds may invest in warrants and rights. The Small Cap Equity Fund may invest up to 5% of the value of its assets in warrants in an effort to build a position in the underlying common stocks and, of such 5%, no more than 2% may be invested in warrants that are not listed on the New York Stock Exchange (“NYSE”) or the American Stock Exchange.

Convertible Securities

Investments may be made in debt or preferred equity securities convertible into or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

Repurchase and Reverse Repurchase Agreements

In a repurchase agreement transaction, a Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities and which must meet the credit requirements set by the Trust’s Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. A Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the loan. Additionally, the Adviser or a Fund’s sub-advisor will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral’s value. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller’s bankruptcy estate.

A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. A Fund engaging in reverse repurchase agreements will maintain a segregated account with its custodian containing cash or liquid securities, having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements. Reverse repurchase agreements are borrowings subject to Restriction (2) under “Fundamental Investment Restrictions.”

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage-backed securities to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio so long as the transaction is preceded by a firm commitment agreement pursuant to which the Fund has agreed to buy the securities on a future date.

The Funds will not use such transactions for leveraging purposes and, accordingly, will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased. Dollar roll transactions are borrowings subject to Restriction (2) under “Fundamental Investment Restrictions.”

Short-Term Debt Securities

Bank Obligations.    The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Exceptions.    The restrictions and limitations on the types of short-term instruments, temporary investments, commercial paper and short-term corporate debt instruments described in the following paragraphs are not applicable to the Value Equity Fund, the Large Cap Value Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Mid Cap

Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund and the Emerging Growth Fund.

For the Value Equity Fund and the Blue Chip Growth Fund, for temporary or defensive purposes, each Fund may invest up to 100% of its total assets in investment grade short-term fixed income securities or preferred stocks.

Short-Term Instruments and Temporary Investments.    The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity when there is an unexpected level of shareholder purchases or redemptions. In addition, in adverse market conditions, the Funds also may invest in these short-term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P (“Prime-1” or “Prime-2” by Moody’s or “A-1” or “A-2” by S&P for the Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund and Balanced Fund), or, if unrated, of comparable quality as determined by the investment sub-advisers; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “Aa” by Moody’s or “AA” by S&P (“Baa” by Moody’s or “BBB” by S&P for the Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund and Balanced Fund); (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $1 billion, or the equivalent in other currencies, in total assets and in the opinion of the relevant sub-adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Commercial Paper and Short-Term Corporate Debt Instruments.    The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Each investment sub-adviser to the Funds monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

Some U.S. Government Securities are backed by the full faith and credit of the U.S. Government; others are secured by the right of the issuer to borrow from the U.S. Treasury; while others are supported only by the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. Government will pay interest and principal on securities on which it is not legally obligated to do so.

The Funds will limit their investments in certificates of deposit and bankers’ acceptances to U.S. dollar-denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks (“Eurodollar obligations”) and U.S. branches of foreign banks (“Yankeedollar obligations”). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks’ most recently published financial statements. Eurodollar obligations and Yankeedollar obligations will not be acquired if as a result more than 25% of a Fund’s net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

Letters of Credit.    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser or a Fund’s sub-adviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon and pay-in-kind instruments (but generally no more than 10% of an equity fund’s net assets will be invested in these types of securities). Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purpose of any Fund’s restrictions on investing in income-producing securities, income producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (such as Treasury bills and zero coupon bonds).

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Internal Revenue Code of 1986 and the regulations thereunder (the “Code”), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Pass-Through Securities

The Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Balanced Fund, the Strategic Balanced Fund and the Diversified Bond Fund, and to a lesser extent the other Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association (“GNMA”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“FNMA”) issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following, although the investment sub-adviser for the Money Market Fund, the Short-Duration Bond Fund, the Inflation-Protected Bond Fund the Core Bond Fund and the Balanced Fund will not purchase securities which require interest rate anticipation techniques:

•

Variable and floating rate obligations.    These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, a Fund’s sub-adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the sub-adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•	Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•	Inverse floaters. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. It is expected that no Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

•	Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Securities Lending

A Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. The terms of a Fund’s loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

Hedging Instruments And Derivatives

The Funds currently may use the hedging instruments and derivatives discussed below. In the future, a Fund may employ hedging instruments and strategies that are not currently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund’s investment objective, legally permissible and disclosed in its Prospectus or in this SAI.

(1)  Forward Contracts—Each Fund may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period.

At the time of delivery the securities may be worth more or less than the purchase or sale price. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s investment sub-adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. If a Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of that Fund’s commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As an alternative to maintaining all or part of the segregated account, a Fund could buy call or put options to “cover” the forward contracts. Except for the Strategic Balanced Fund, the Aggressive Growth Fund, the Blue Chip Growth Fund and the Value Equity Fund, the Funds will not enter into forward contracts if as a result more than 25% of the Fund’s total assets would be held in a segregated account covering such contracts.

(2)  Currency Transactions—Each Fund may engage in currency transactions with counterparties in order to convert foreign denominated securities or obligations (or obligations exposed to foreign currency fluctuation) to U.S. dollar-denominated investments. The Funds may also engage in currency transactions to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. Except for the Blue Chip Growth Fund and Value Equity Fund, a Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-I or P-1 by Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser or the Fund’s sub-adviser.

The Inflation-Protected Bond Fund, the Diversified Bond Fund, the Value Equity Fund, the Large Cap Value Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the MidCap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the International Equity Fund and the Overseas Fund are most likely to deal in forward currency contracts and other currency transactions such as futures, options, options on futures, and swaps, but will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. For example, if the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. For example, if the Adviser or the Fund’s sub-adviser considers that the Austrian schilling is linked to the German deutsche mark (the “D-mark”), the Fund holds securities denominated in schillings and the Adviser or the Fund’s sub-adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser or the Fund’s sub-adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging.

(3)  Risks Regarding Hedging Instruments and Derivatives—Some of the general risks associated with hedging and the use of derivatives include: (a) the possible absence of a liquid secondary market for any particular hedging instrument at any time; (b) these instruments can be highly volatile; and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. More specific risks are set forth below.

(i)  Forward Contracts:    Forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Funds’ other assets.

(ii)  Currency Transactions:    Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Derivatives

(1)  Options and Futures Transactions.    While all Funds are permitted to use derivatives, the Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, Balanced Fund, Strategic Balanced Fund, Core Value Equity Fund, Large Cap Growth Fund, Growth Equity Fund, Indexed Equity Fund, Blue Chip Growth Fund, Value Equity Fund, Aggressive Growth Fund, OTC 100 Fund, Mid Cap Growth Equity Fund, Mid Cap Growth Equity II Fund, Emerging Growth Fund, Small Cap Growth Equity Fund, Small Company Growth Fund, Focused Value Fund and Small Company Value Fund are more likely to utilize the following types of “Derivative” instruments, in varying degrees, subject to each Fund’s respective investment objective. The Funds, may (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities, fixed income securities or indexes of interest rates (i.e. Eurodollar options), equity or fixed income securities, (b) purchase and sell futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities, and (c) purchase and sell put and call options on futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

The Funds, except the Value Equity Fund and the Blue Chip Growth Fund, may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund’s net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund’s total assets.

The Blue Chip Growth Fund and the Value Equity Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of each Fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, each Fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of each Fund’s total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by each Fund would exceed 5% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The Funds may utilize options and futures contracts to manage exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate to the Fund’s investment sub-adviser and consistent with a Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Fund’s investment sub-advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase a Fund’s turnover rate.

(2)  Purchasing Put and Call Options.    The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, indexes of interest rates, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

(3)  Selling (Writing) Put and Call Options.    The Funds may also “write” put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

(4)  Options on Indexes.    The Funds may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

(5)  Exchange Traded and OTC Options.    All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trust’s Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

(6)  Futures Contracts and Options on Futures Contracts.    The Funds may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

The Funds may use futures contracts as a hedge against the effects of interest rate changes or, with respect to the Indexed Equity Fund and the OTC 100 Fund, changes in the market value of stocks comprising the index in which the applicable Fund invests. In managing cash flows, those Funds may use futures contracts as a substitute for holding the designated securities underlying the futures contract. The Indexed Equity and OTC 100 Funds may also use futures contracts as a substitute for a comparable market position in the underlying securities.

Transactions by the Funds in futures contracts involve certain risks. For the Indexed Equity Fund and OTC 100 Fund, one risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in these Funds’ investment portfolios. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Although the Funds intend to purchase or sell futures contacts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or if the Funds determine not to close a futures position in anticipation of adverse price movements, the Funds will be required to make daily cash payments on variation margin.

Stock Index Futures and Options on Stock Index Futures.    The Core Value Equity Fund, Value Equity Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the OTC 100 Fund and the Overseas Fund may invest in stock index futures contracts and options on stock index futures contracts as a substitute for a comparable market position in the underlying securities comprising the index which the Fund is seeking to replicate. The Balanced Fund and the Strategic Balanced Fund may also buy stock index futures. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Funds intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Funds seek to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

Future Developments.    All Funds which are permitted to invest in these types of instruments may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transaction or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the futures commission merchant, as required by the 1940 Act and the Securities and Exchange Commission’s (“SEC”) interpretations thereunder.

(7)  Combined Positions.    The Funds are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

(8)  Risks Regarding Options and Futures Transactions.    Some of the general risks associated with the use of options and futures include:

(a) Correlation of Price Changes.    Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly. The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(b)  Liquidity of Options and Futures Contracts.    There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

(c)  Position Limits.    Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or its investment sub-adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

(d)  Asset Coverage for Futures Contracts and Options Positions.    The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums. In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in the amount prescribed.

(9)  Swaps and Related Swap Products:    The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as “swap transactions”).

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest

(e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If a Fund’s investment sub-adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

Each of the investment sub-advisers to the Funds that utilize these instruments will, however, consider such risks and will enter into swap and other derivatives transactions only when they believe that the risks are not unreasonable.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement.

The Funds will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser and/or the investment sub-adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Funds may engage in such transactions.

(10)  Structured Notes and Hybrid Instruments:    Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Illiquid Securities

Each Fund may invest not more than 15% (10% in the case of the Money Market Fund and the Inflation-Protected Bond Fund) of its net assets in illiquid securities. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days and securities of new and early stage companies whose securities are not publicly traded. These policies do not limit the purchases of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, provided that such securities are determined to be liquid by the Board of Trustees, the Adviser and/or the Fund’s sub-adviser, if such determination by the Adviser or the Fund’s sub-adviser is pursuant to Board-approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value. Additionally, this policy is not intended to apply to securities which become illiquid, i.e., difficult to sell at a favorable price, as a result of market conditions.

Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The investment sub-advisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Foreign Securities

The International Equity Fund, the Overseas Fund, the Fundamental Value Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Value Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Company Growth Fund, the Small Cap Growth Equity Fund, the Strategic Balanced Fund and the Inflation-Protected Bond Fund and, to a lesser extent, each of the other Funds, are permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). The equity segment of the Strategic Balanced Fund does not intend to invest more than 25% of its assets in foreign securities. With the exception of the Funds specifically identified in the preceding sentence (except for the Inflation-Protected Bond Fund), each Fund will normally invest in foreign securities only if: (i) such securities are U.S. dollar-denominated; or (ii) if such securities are not U.S. dollar-denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, a Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European, “ “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (“ADRs”). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADRs trade on U.S. securities exchanges but are treated as “foreign securities” for purposes of the limitations on a Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

In addition to ADRs, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the International Equity Fund and the Overseas Fund may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. Each of the Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

When-Issued Securities

The Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Balanced Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Blue Chip Growth Fund, the Aggressive Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Company Growth Fund, the Small Cap Growth Equity Fund, the Overseas Fund and the Destination Retirement Funds may purchase securities on a “when-issued” or on a “forward delivery” basis. Generally, under normal circumstances, a Fund is expected to take delivery of securities purchased. When a Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it will set up procedures consistent with SEC policies, which currently recommend that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment. Therefore, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Funds do not intend to make such purchases for speculative purposes, there are risks. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it necessary to sell the “when-issued” or “forward delivery” securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made.

Portfolio Management

Babson, OFI, Alliance Capital, American Century, Clover, Davis, FMR, Harris, Mazama, MFS, MTB, Navellier, Northern Trust, RS, SaBAM, Sands Capital, T. Rowe Price, Waddell & Reed, Wellington Management and Western use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. Transactions will occur when a Fund’s sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in any Fund could result in additional brokerage commissions to be paid by the Fund. See also “Taxation” below.

The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment sub-advisers.

Non-diversification of Indexed Equity Fund, OTC 100 Fund, Focused Value Fund, Value Equity Fund and Aggressive Growth Fund

As “non-diversified” funds, the Indexed Equity Fund, the OTC 100 Fund, the Focused Value Fund, the Value Equity Fund and the Aggressive Growth Fund are not limited under the 1940 Act in the percentage of its assets that they may invest in any one issuer. However, each Fund intends to comply with the diversification standards applicable to regulated investment companies under the Code. In order to meet those standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund’s total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items (ii) and (iii) above) of any one or more issuers as to which the Fund’s investment in an issuer does not exceed 5% of the value of the Fund’s total assets (valued at the time of investment); and does not exceed 10% of the outstanding voting securities of that issuer and (b) not more than 25% of its total assets (valued at the time of investment) may be invested in the securities of any one issuer (other than Government securities or securities of other regulated investment companies).

Since each of these Funds may invest more than 5% of its assets in a single portfolio security, the appreciation or depreciation of such a security will have a greater impact on the net asset value of the Fund, and the net asset value per share of the Fund can be expected to fluctuate more than would the net asset value of a comparable “diversified” fund. The Indexed Equity Fund and the OTC 100 Fund are deemed “non-diversified” funds because their investment objective is to replicate a particular index, and the Fund will purchase each company in the index in proportion to its proportionate representation in the index.

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment; provided that this provision does not apply, however, to any of the Funds relying on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser or a Fund’s sub-adviser, and subject to the Fund’s investment restrictions set forth in its Prospectus and in this Statement of Additional Information, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company’s expenses, including its advisory administration, brokerage, shareholder servicing and other expenses. At the same time the Fund would continue to pay its own management fees and other expenses. This section shall not prevent FMR or T. Rowe Price from investing the assets of the Value Equity Fund, Blue Chip Growth Fund, Mid Cap Growth Equity II Fund or Small Company Value Fund, respectively, into money market funds managed by the Fund’s sub-adviser pursuant to applicable SEC exemptive orders.

Exchange Traded Funds (ETFs)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Index-Related Securities (Equity Equivalents)

The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Cash Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity, for temporary defensive purposes and to receive a return on uninvested cash during such periods, each Fund may invest in investment grade debt securities, government obligations, or money market instruments or money market mutual funds. In addition to investing for temporary defensive purposes, the equity segment of the Strategic Balanced Fund is permitted to temporarily invest all or a portion of its assets in short-term corporate and government money market instruments, including repurchase agreements with respect to those instruments, when opportunities for capital growth do not appear attractive.

Short Sales Against-the-box

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out. None of the Funds currently intends to engage in short sales against-the-box but is permitted to do so.

Investment Basket

Notwithstanding any Fund’s fundamental investment restrictions (except those imposed as a matter of law), the Board of Trustees may authorize one or more of the Funds to invest in any type of security or instrument, or to engage in any type of transaction or practice, such as newly developed debt securities, hedging programs or derivatives, so long that the Board of Trustees has determined that to do so is consistent with the Fund’s investment objectives and policies and has adopted reasonable guidelines for use by the Fund’s investment sub-advisers, and provided further that at the time of making such investment or entering into such transaction, such investments or instruments account for not more than 10% of the Fund’s total assets. The Trust has no current intention of using this investment basket authority but is permitted to do so.

Banking Relationships

Northern Trust and its affiliates, including its parent Northern Trust Corporation, deal, trade and invest for their own account in the types of securities in which the Indexed Equity Fund and OTC 100 Fund may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by these Funds.

Disclaimer

The Indexed Equity Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”). S&P makes no representation or warranty, express or implied, to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P without regard to the fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund’s shares or the timing of the issuance or sale of the Fund’s shares or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund’s shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The OTC 100 Fund is not sponsored, endorsed, sold or promoted by the NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”). NASDAQ has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund contained in the prospectus or this statement of additional information. NASDAQ makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ 100 Index® to track general stock market performance. NASDAQ’s only relationship to the Fund is in the licensing of the NASDAQ 100®, NASDAQ 100 Index®, and NASDAQ® trademarks or service marks, and certain trade names of NASDAQ and the use of the NASDAQ 100 Index®. The NASDAQ 100 Index® is determined, composed and calculated by NASDAQ without regard to the Fund. NASDAQ has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the NASDAQ 100 Index®. NASDAQ is not responsible and has no liability for, and has not participated in, the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the net asset value of the Fund’s shares or in connection with the administration, marketing or trading of the product(s).

NASDAQ does not guarantee the accuracy or completeness of the NASDAQ 100® Index or of the data used to calculate the index or determine the index components, or the uninterrupted or un-delayed calculation or dissemination of the index. NASDAQ does not guarantee that the index accurately reflects past, present, or future market performance. NASDAQ is not responsible for any manipulation or attempted manipulation of the index by members of the NASD. NASDAQ is free to pick and alter the components and method of calculation without consideration of the Fund or the consent of the adviser or investment sub-adviser. NASDAQ makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Fund’s shares, or any other person or entity from the use of the NASDAQ 100 Index® or any data included therein. NASDAQ makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the NASDAQ 100 Index® or any data included therein. Without limiting any of the foregoing, in no event shall NASDAQ have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

(other than the Indexed Equity Fund, Value Equity Fund and Blue Chip Growth Fund)

Each Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of that Fund. Investment restrictions that appear below or elsewhere in this SAl and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. The Trust may not, on behalf of any Fund:

(1)  Purchase any security (other than U.S. Treasury securities or U.S. Government Securities) if as a result, with respect to 75% of the Fund’s assets, more than 5% of the value of the total assets (determined at the time of investment) of a Fund would be invested in the securities of a single issuer. This restriction is not applicable to the OTC 100 Fund, the Aggressive Growth Fund and the Focused Value Fund.

(2)  Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of a Fund’s assets, except that a Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending agreements shall not be deemed to constitute borrowing money. A Fund would not make any additional investments while its borrowings exceeded 5% of its assets.

(3)  Issue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by paragraph (2) above.

(4)  Make short sales, except for sales “against-the-box.”

(5)  Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under applicable laws.

(6)  Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent a Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

(7)  Purchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).

(8)  Make loans other than by investing in obligations in which a Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.

(9)  Pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contracts, reverse repurchase agreements and securities lending.

(10)  With the exception of the Inflation-Protected Bond Fund, the Strategic Balanced Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Overseas Fund and the Destination Retirement Funds, purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, a Fund would hold more than 10% of the outstanding voting securities of an issuer. This restriction is applicable to 75% of the assets of the excepted Funds.

(11)  With the exception of the Inflation-Protected Bond Fund, the Strategic Balanced Fund the Large Cap Growth Fund, Growth Equity Fund, the Aggressive Growth Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund and the Destination Retirement Funds, purchase or retain securities of any issuer if, to the knowledge of the Trust, more than 5% of such issuer’s securities are beneficially owned by officers and trustees of the Trust or officers and directors of its adviser who individually beneficially own more than  1/2 of 1% of the securities of such issuer.

Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, each Fund may: (1) engage in hedging transactions, techniques, and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law; and (2) invest in any security or investment-related instrument, or engage in any investment-related transaction or practice, provided that the Board of Trustees has determined that to do so is consistent with the investment objective and policies of the Fund and has adopted reasonable guidelines for use by the Fund’s Adviser and/or investment sub-adviser, and provided further that at the time of entering into such investment or transaction, such investments or instruments account for no more than 10% of the Fund’s total assets. This does not apply to the Destination Retirement Funds’ investments in underlying funds.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

(other than the Indexed Equity Fund, Value Equity Fund and Blue Chip Growth Fund)

In addition to the fundamental investment restrictions described above, the Board of Trustees of the Trust has voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, each Fund may not:

(1)  Invest for the purpose of exercising control over, or management of, any company.

(2)  With the exception of the Destination Retirement Funds, invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by MassMutual or an affiliate thereof. It is expected that a Fund would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees, except this restriction shall not prohibit the investment by the Mid Cap Growth Equity II Fund or the Small Company Value Fund in money market funds managed by T. Rowe Price pursuant to an exemptive order.

(3)  To the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, except this restriction shall not prohibit the investment by the Mid Cap Growth Equity II Fund or the Small Company Value Fund in money market funds managed by T. Rowe Price pursuant to an exemptive order.

In addition, the Strategic Balanced Fund may not:

(1) Invest more than 5.00% of the value of the Fund’s total assets in the securities of any issuer which has been in continuous operation for less than three years. This restriction does not apply to U.S. government securities.

(2) Purchase warrants if, thereafter, more than 2.00% of the value of the Fund’s net assets would consist of such warrants, but warrants attached to other securities acquired in units by the Fund are not subject to this restriction.

Notwithstanding the foregoing investment limitations, the underlying funds in which the Destination Retirement Funds may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting a Destination Retirement Fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations of each underlying fund are set forth in this SAI.

In accordance with each Destination Retirement Fund’s investment program as set forth in the prospectus, a Destination Retirement Fund may invest more than 25% of its assets in any one underlying fund. While each Destination Retirement Fund does not intend to concentrate its investments in a particular industry, a Destination Retirement Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE INDEXED EQUITY FUND

The Indexed Equity Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Investment restrictions that appear below or elsewhere in this Statement of Additional Information and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated (except with respect to restriction No. 7 below) unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund. The Trust may not, on behalf of the Fund:

(1)  purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would be 25% or more of the current value of the Fund’s total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies of instrumentalities, and (ii) any industry in which the S&P 500® Index becomes concentrated to the same degree during the same period and provided further, that the Fund may invest all its assets in a diversified open-end management investment company, or series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard for the limitations set forth in this paragraph (1);

(2)  purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

(3)  purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes;

(4)  purchase securities on margin (except for short-term credit necessary for the clearance of transactions and except for margin deposits in connection with options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes);

(5)  act as an underwriter of securities of other issuers, except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), by virtue of disposing of portfolio securities and provided further, that the purchase buy the Fund of securities issued by a diversified, open-end management investment company, or its series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute acting as an underwriter for purposes of this paragraph (5);

(6)  issue senior securities, except as permitted by the 1940 Act;

(7)  borrow money, except as permitted by the 1940 Act. The 1940 Act currently permits the Fund to borrow from any bank; provided, that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all borrowings of the Fund; and provided further, that in the event that such asset coverage shall at any time fall below 300 per centum the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum. For purposes of this investment restriction, the Fund’s entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Fund;

(8)  purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or other investment companies) if, as a result, with respect to 75% of its total assets (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer; or

(9)  make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE INDEXED EQUITY FUND

In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Indexed Equity Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, the Fund:

(1)  may not, unless required by its investment strategy of replicating the composition of a published market index, purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

(2)  reserves the right to invest up to 15% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days, and other illiquid securities, provided that in circumstances where fluctuations in value result in the Fund’s investment in illiquid securities constituting more than 15% of the current value of its net assets, the Fund will take reasonable steps to reduce its investments in illiquid securities until such investments constitute no more than 15% of the Fund’s net assets;

(3)  may not purchase, sell or write puts, calls or combinations thereof, except as may be described in this Statement of Additional Information and the Fund’s Prospectus; and

(4)  may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF

THE BLUE CHIP GROWTH FUND

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Blue Chip Growth Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the Fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The Fund may not:

(1)  with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer;

(2)  issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

(3)  borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3 of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4)  underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5)  purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund’s total assets would be invested in companies whose principal business activities are in the same industry;

(6)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

(8)  lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9)  The Fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF

THE BLUE CHIP GROWTH FUND

In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Blue Chip Growth Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, the Fund:

(1)  does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(2)  does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(3)  may borrow money only (a) from a bank or from a registered investment company or fund for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(4)  does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(5)  does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Fund’s net assets) to a registered investment company or portfolio for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(6)  does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

With respect to limitation (4), if, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE VALUE EQUITY FUND

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Value Equity Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the Fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The Fund may not:

(1)  issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

(2)  borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3)  underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

(4)  purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund’s total assets would be invested in companies whose principal business activities are in the same industry;

(5)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

(7)  lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(8)  The Fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE VALUE EQUITY FUND

In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Value

Equity Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, the Fund:

(1)  in order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, currently intends to comply with certain diversification limits imposed by Subchapter M.

(2)  does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(3)  does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(4)  may borrow money only (a) from a bank or from a registered investment company or fund for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(5)  does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(6)  does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Fund’s net assets) to a registered investment company or portfolio for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

For purposes of limitation (1), Subchapter M generally requires the Fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the Fund’s total assets are invested in the securities of any one issuer, and (b) the Fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items and government securities (as defined by Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the Fund’s taxable year.

With respect to limitation (5), if, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

MANAGEMENT OF THE TRUST

The Trust has a Board of Trustees, a majority of which must not be “interested persons” (as defined in the 1940 Act) of the Trust. The Board of Trustees of the Trust is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts and authorize Trust officers to carry out the decisions of the Board. As Adviser and sub-advisers to the Funds, respectively, MassMutual, Babson, OFI, Alliance Capital, American Century, Clover, Davis, FMR, Harris, Mazama, MFS, MTB, Navellier, Northern Trust, RS, SaBAM, Sands Capital, T. Rowe Price, Waddell & Reed, Wellington Management and Western may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations during the past five years and other principal business affiliations.

Disinterested Trustees

Ronald J. Abdow	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 72

Trustee since 1994

Trustee of 46 portfolios in fund complex

President, Abdow Corporation (operator of restaurants); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2002), Oppenheimer Tremont Market Neutral Fund LLC, Oppenheimer Tremont Opportunity Fund LLC, Oppenheimer Real Estate Fund; Trustee (since 1993), MML Series Investment Fund (open-end investment company).

Richard H. Ayers	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 61

Trustee since 1996

Trustee of 46 portfolios in fund complex

Retired; former adviser to Chairman (1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director, Applera Corporation; Director (since 2002), Instron Corporation; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Allan W. Blair	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 55

Trustee since 2003

Trustee of 46 portfolios in fund complex

President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1993), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation; Director (since 2001), Future Works, Inc.; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Mary E. Boland	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 64

Trustee since 1994

Trustee of 46 portfolios in fund complex

Attorney-at-Law (since 2004); Attorney-at-Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Director (1995-1999), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), BankNorth Massachusetts; Director (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1973), MML Series Investment Fund (open-end investment company).

Richard W. Greene	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 68

Trustee since 1996

Trustee of 46 portfolios in fund complex

Retired; Vice President for Investments and Treasurer (1998-2000), Executive Vice President and Treasurer (1986-1998), University of Rochester (private university); Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Beverly L. Hamilton	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 57

Trustee since 1996

Trustee of 46 portfolios in fund complex

President, ARCO Investment Management Co. (1991-2000); Director (since 1991), American Funds Emerging Markets Growth Fund (open-interval mutual fund); Trustee (since 2000), Monterey Institute for International Studies; Trustee (since 2001), The California Endowment; Trustee (since 2002), Community Hospital of the Monterey Peninsula; Trustee (since 2002), Board II Oppenheimer Funds; Investment Advisory Committees of Rockefeller Foundation, CFSB Sprout and University of Michigan endowment; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr.	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 57

Trustee since 2003

Trustee of 46 portfolios in fund complex

Retired; President and Chief Operating Officer (1993-1997), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr.	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 62

Trustee since 1996

Trustee of 46 portfolios in fund complex

Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank); Executive Vice President (1999), Peoples Heritage Financial Group; President, Chief Executive Officer and Director (1993-1999), SIS Bancorp, Inc. and SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Interested Trustees*

Stuart H. Reese	Chairman and Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 49

Trustee since 1999

Trustee of 46 portfolios in fund complex

Executive Vice President and Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Senior Vice President (1993-1997), MassMutual; Chairman and Chief Executive Officer (since 2001), President and Chief Executive Officer (1999-2001), David L. Babson & Company Inc. (investment adviser); Chairman (since 1999), President (1995-1999), Executive Vice President (1993-1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 1999), Merrill Lynch Derivative Products; Chairman (since 1999), Director (since 1996), Antares Capital Corporation (finance company); Director (since 1996), HYP Management, Inc. (managing member of MassMutual High Yield Partners LLC), and MMHC Investment, Inc. (investor in funds sponsored by MassMutual); Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); President (since 1997), MassMutual/Darby CBO IM Inc. (manager of MassMutual/Darby CBO LLC, a high yield bond fund); Advisory Board Member (since 1995), Kirtland Capital Partners; Chairman and Trustee (since 1999), MML Series Investment Fund (open-end investment company).

Frederick C. Castellani	Trustee and President of the Trust

1295 State Street

Springfield, MA 01111

Age: 57

Trustee since 2001

Trustee of 46 portfolios in fund complex

Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Senior Vice President (1993-1996), CIGNA (Investment and Retirement Services); Trustee and President (since 2001), MML Series Investment Fund (open-end investment company).

*	Trustee who is an “interested person” of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Robert E. Joyal	Trustee of the Trust

1295 State Street

Springfield, MA 01111

Age: 59

Trustee since 2003

Trustee of 46 portfolios in fund complex

Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.; Executive Director (1997-1999), Massachusetts Mutual Life Insurance Company; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Director (since 1996), Antares Capital Corporation (bank loan syndication); Director (since 1996), First Israel Mezzanine Investors Ltd. (general partner and manager of The Israel Mezzanine Fund, L.P.); Director (since 2003), Pemco Aviation Group, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Principal Officers

James S. Collins	Chief Financial Officer and Treasurer of the Trust

1295 State Street

Springfield, MA 01111

Age: 46

Officer since 2000

Officer of 46 portfolios in fund complex

Vice President (since 1999), Second Vice President (since 1990), MassMutual; Chief Financial Officer and Treasurer (since 2000), MML Series Investment Fund (open-end investment company).

Thomas M. Kinzler	Vice President and Secretary of the Trust

1295 State Street

Springfield, MA 01111

Age: 48

Officer since 1999

Officer of 46 portfolios in fund complex

Vice President and Associate General Counsel (since 1999), Second Vice President and Associate General Counsel (1996-1999), Assistant Vice President and Counsel (1995-1996). Counsel (1989-1995), MassMutual; Vice President and Secretary (since 1999), MML Series Investment Fund (open-end investment company).

Vernon J. Meyer	Vice President of the Trust

1295 State Street

Springfield, MA 01111

Age: 39

Officer since 1999

Officer of 46 portfolios in fund complex

Vice President (since 1998), Second Vice President (1995-1998), Assistant Vice President (1994-1995), MassMutual; Vice President (since 1999), MML Series Investment Fund (open-end investment company).

Toby Slodden	Vice President of the Trust

1295 State Street

Springfield, MA 01111

Age: 47

Officer since 2003

Officer of 46 portfolios in fund complex

Executive Vice President (since 2003), Senior Vice President (1999-2003), Vice President (1997-1999), MassMutual; Director (since 2000), Cornerstone Real Estate Advisers, Inc.; Vice President (since 2003), MML Series Investment Fund (open-end investment company).

The Trustees and officers of the Trust named above, as a group, did not own shares of any series of the Trust.

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust than an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years.

The Board of Trustees had four regularly scheduled meetings in 2003 and one special meeting.

The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Ayers and Greene and Ms. Boland, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2003, the Audit Committee met twice.

The Trust has a Nominating and Board Affairs Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating and Board Affairs Committee but rather meetings are held as appropriate. The Nominating and Board Affairs Committee met three times during 2003. The Nominating and Board Affairs Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board of Trustees. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust at 1295 State Street, Springfield, MA 01111. The Nominating and Board Affairs Committee also reviews on a periodic basis the governance structures and procedures of the Funds and reviews proposed resolutions of conflicts of interest that may arise in the business of the Trust and which may have an impact on the shareholders of the Trust. The Nominating and Board Affairs Committee may, from time to time, review the compensation of the Trust’s independent trustees.

The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Contract Committee met once during 2003. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and sub-advisory agreements.

The Trust has an Investment Pricing Committee, consisting of the Chairman, President, Treasurer, Assistant Treasurer and Vice Presidents of the Trust and Mr. Joyal. The Investment Pricing Committee determines whether market quotations are readily available for securities held by each series of the Trust, determines the fair value of securities held by each series of the Trust for which market quotations are not readily available, and determines the fair value of assets of each series of the Trust which are not held in the form of securities. There are no regular meetings of the Investment Pricing Committee but rather meetings are held as appropriate.

COMPENSATION

The Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $3,000 per quarter plus $2,500 per meeting attended in-person or $1,000 per meeting attended by telephone. Such Trustees who serve on the Audit Committee of the Trust are paid an additional fee of $1,500 per year. Such Trustees who serve on the Nominating and Board Affairs Committee, the Contract Committee or the Pricing Committee are paid an additional fee of $500 per meeting attended. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

The following table discloses actual compensation paid to Trustees of the Trust during the 2003 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board of Trustees from time to time, currently eight percent (8%). Each of the Trustees also serves as Trustee of one other registered investment company managed by MassMutual, MML Series Investment Fund.

Name/Position	Aggregate Compensation from the Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex
Ronald J. Abdow	$24,000		$ 67,500
Trustee
Richard H. Ayers	$27,000		$ 54,000
Trustee
Mary E. Boland		$34,071	$ 66,878
Trustee
David E. A. Carson*	$15,000		$ 30,000
Trustee
Richard W. Greene	$27,000		$ 54,000
Trustee
Beverly L. Hamilton		$25,814	$150,542
Trustee
Robert E. Joyal		$12,253	$ 23,502
Trustee
F. William Marshall, Jr.	$24,000		$149,499
Trustee

*	Resigned as of July 24, 2003

The Trust’s shareholders have the right, upon the declaration in writing or vote of at least two-thirds of the votes represented by its outstanding shares, to remove a Trustee. The Trustees shall call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of shares representing at least 10% of all of the votes represented by all outstanding shares of the Trust. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures for a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by the form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books of the Trust, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing regarding the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections, or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any such objections or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

On any matters submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more of the series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that any matter affects only the interests of one or more series or classes, then only shareholders of such series or class shall be entitled to vote thereon. Shareholder inquiries should be directed to MassMutual Institutional Funds, Attn: MIP C218, 1295 State Street, Springfield, Massachusetts 01111.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Massachusetts Mutual Life Insurance Co. (MassMutual), 1295 State St., Springfield, MA 01111 may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class L shares of each Fund of the Trust as of April 1, 2004, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the Act) of the Trust in that it beneficially owns more than 25% of the Class L shares of the following Funds. As of April 1, 2004, MassMutual owned 99.98% of the Class L shares of the Small Cap Growth Equity Fund, 99.91% of the Class L shares of the Diversified Bond Fund, 99.75% of the Class L shares of the Large Cap Value Fund, 99.63% of the Class L shares of the Core Bond Fund, 99.69% of the Class L shares of the Short-Duration Bond Fund, 95.13% of the Class L shares of the Small Company Value Fund, 96.61% of the Class L shares of the Small Company Growth Fund, 91.51% of the Class L shares of the Growth Equity Fund, 97.60% of the Class L shares of the Indexed Equity Fund, 97.47% of the Class L shares of the Aggressive Growth Fund, 99.99% of the Class L shares of the Emerging Growth Fund, 95.36% of the Class L shares of the Mid Cap Growth Equity Fund II, 97.38% of the Class L shares of the Overseas Fund, 99.80% of the Class L shares of the Money Market Fund,99.78% of the Class L shares of the Blue Chip Growth Fund, 97.11% of the Class L shares of the Focused Value Fund, 99.89% of the Class L shares of the Destination Retirement 2020 Fund, 99.43% of the Class L shares of the Destination Retirement 2030 Fund, 99.08% of the Class L shares of the Strategic Balanced Fund, 89.26% of the Class L shares of the Fundamental Value Fund and 99.30% of the Class L shares of the OTC 100 Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class A shares of each Fund of the Trust as of April 1, 2004, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the Act) of the Trust in that it beneficially owns more than 25% of the Class A shares of the following Funds. As of April 1, 2004, MassMutual owned 98.47% of the Class A shares of the Growth Equity Fund, 99.53% of the Class A shares of the Mid Cap Growth Equity Fund, 96.65% of the Class A shares of the Small Cap Growth Equity Fund, 97.26% of the Class

A shares of the Core Bond Fund, 98.85% of the Class A shares of the Money Market Fund, 97.17% of the Class A shares of the Diversified Bond Fund, 95.48% of the Class A shares of the Core Value Equity Fund, 91.46% of the Class A shares of the Balanced Fund, 97.13% of the Class A shares of the Small Cap Equity Fund, 98.38% of the Class A shares of the International Equity Fund, 95.17% of the Class A shares of the Short-Duration Bond Fund, 99.46% of the Class A shares of the Large Cap Value Fund, 97.44% of the Class A shares of the Overseas Fund, 99.60% of the Class A shares of the Aggressive Growth Fund, 97.83% of the Class A shares of the Focused Value Fund, 95.98% of the Class A shares of the Mid Cap Growth Equity II Fund, 96.05% of the Class A shares of the Indexed Equity Fund, 85.32% of the Class A shares of the Value Equity Fund, 99.70% of the Class A shares of the Small Company Value Fund, 99.73% of the Class A shares of the Small Company Growth Fund, 97.43% of the Class A shares of the Large Cap Growth Fund, 99.61% of the Class A shares of the Emerging Growth Fund, 99.58% of the Class A shares of the OTC 100 Fund, 97.26% of the Class A shares of the Fundamental Value Fund and 98.56% of the Class A shares of the Blue Chip Growth Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class S shares of each Fund of the Trust as of April 1, 2004, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the Act) of the Trust in that it beneficially owns more than 25% of the Class S shares of the following Funds. As of April 1, 2004, MassMutual owned 99.99% of the Class S shares of the Money Market Fund, 99.94% of the Class S shares of the Core Value Equity Fund, 99.94% of the Class S shares of the Focused Value Fund, 99.71% of the Class S shares of the Indexed Equity Fund, 99.89% of the Class S shares of the Small Cap Growth Equity Fund, 99.94% of the Class S shares of the Fundamental Value Fund, 99.66% of the Class S shares of the International Equity Fund, 99.89% of the Class S shares of the Core Bond Fund, 99.94% of the Class S shares of the Large Cap Value Fund, 99.93% of the Class S shares of the Overseas Fund, 99.94% of the Class S shares of the Growth Equity Fund, 99.99% of the Class S shares of the Aggressive Growth Fund, and 99.81% of the Class S shares of the Small Cap Equity Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class Y shares of the Diversified Bond Fund and Large Cap Growth Fund of the Trust as of April 1, 2004.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class Y shares of the following Funds. As of April 1, 2004, MassMutual owned 91.87% of the Class Y shares of the Money Market Fund, 92.06% of the Class Y shares of the Short-Duration Bond Fund, 94.55% of the Class Y shares of the Core Bond Fund, 58.32% of the Class Y shares of the Balanced Fund, 90.23% of the Class Y shares of the Core Value Equity Fund, 89.06% of the Class Y shares of the Indexed Equity Fund, 99.39% of the Class Y shares of the Growth Equity Fund, 71.38% of the Class Y shares of the Small Cap Equity Fund, 95.67% of the Class Y shares of the Mid Cap Growth Equity Fund, 95.15% of the Class Y shares of the Small Cap Growth Equity Fund, 93.82% of the Class Y shares of the International Equity Fund, 95.95% of the Class Y shares of the Small Company Value Fund, 95.68% of the Class Y shares of the Small Company Growth Fund, 89.05% of the Class Y shares of the Blue Chip Growth Fund, 85.62% of the Class Y shares of the Large Cap Value Fund, 93.14% of the Class Y shares of the Aggressive Growth Fund, 99.91% of the Class Y shares of the Emerging Growth Fund, 83.71% of the Class Y shares of the Mid Cap Growth Equity II Fund, 99.86% of the Class Y shares of the OTC 100 Fund, 98.76% of the Class Y shares of the Focused Value Fund, 98.36% of the Class Y shares of the Value Equity Fund, 94.29% of the Class Y shares of the Overseas Fund, 95.43% of the Class Y shares of the Fundamental Value Fund.

The following shareholder may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class Y shares of the Balanced Fund as of April 1, 2004: Jupiter & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 41.68% of the Class Y shares of the Balanced Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class Z shares of the Indexed Equity Fund of the Trust as of April 1, 2004. As of April 1, 2004, MassMutual owned 89.42% of the Class Z shares of the Indexed Equity Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class N shares of each Fund of the Trust as of April 1, 2004.

The following shareholders may be deemed principal holders of the Trust because of their beneficial ownership of more than 5% of the Class L shares of certain Funds as of April 1, 2004: Taynik & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02117 owned 8.20% of the Class L shares of the Growth Equity Fund, Investors Bank & Trust FBO Stationary Engineers Local 39 Annuity Trust, 337 Valencia Street, San Francisco, CA 94103 owned 6.82% of the Class L shares of the Fundamental Value Fund. The following shareholder may be deemed a principal holder of the Trust because of its beneficial ownership of more than 5% of the Class A shares of the Value Equity Fund as of April 1, 2004: Jupiter & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 11.20% of the Class A shares of the Value Equity Fund.

The following shareholders may be deemed principal holders of the Trust because of their beneficial ownership of more than 5% of the Class Y shares of certain Funds as of April 1, 2004: Wilmington Trust Company FBO Arthur J. Gallagher & Co., P.O. Box 8880, Wilmington, DE, 19899-8880 owned 22.90% of the Class Y shares of the Small Cap Equity Fund, Wilmington Trust Company FBO Arthur J. Gallagher & Co., P.O. Box 8880, Wilmington, DE, 19899-8880 owned 5.33% of the Class Y shares of the Aggressive Growth Fund, Jupiter & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 5.72% of the Class Y shares of the Small Cap Equity Fund, Jupiter & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 9.77% of the Class Y shares of the Core Value Equity Fund, Jupiter & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 10.95% of the Class Y shares of the Blue Chip Growth Fund, Investors Bank & Trust FBO Stationary Engineers Local 39 Annuity Trust, 337 Valencia Street, San Francisco, CA 94103 owned 5.44% of the Class Y shares of the Short-Duration Bond Fund, Greif Brothers Corporation Plans, c/o Investors Bank & Trust, 200 Clarendon St., Boston, MA 02117 owned 7.97% of the Class Y shares of the Large Cap Value Fund, Greif Brothers Corporation Plans, c/o Investors Bank & Trust, 200 Clarendon St., Boston, MA 02116 owned 11.26% of the Class Y shares of the Mid Cap Growth Equity II Fund and Greif Brothers Corporation Plans, c/o Investors Bank & Trust, 200 Clarendon St., Boston, MA 02116 owned 5.10% of the Class Y shares of the Overseas Fund.

The following shareholder may be deemed a principal holder of the Trust because of its beneficial ownership of more than 5% of the Class Z shares of the Indexed Equity Fund as of April 1, 2004: Taynik & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02117 owned 10.58% of the Class Z shares of the Indexed Equity Fund.

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser

MassMutual serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the International Equity Fund dated as of September 30, 1994; on behalf of the Money Market Fund, Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, Balanced Fund, Core Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, Mid Cap Growth Equity Fund and Small Cap Growth Equity Fund, each dated as of May 3, 1999, on behalf of the Indexed Equity Fund, Large Cap Value Fund, OTC 100 Fund, Aggressive Growth Fund, Focused Value Fund, and Emerging Growth Fund, each dated as of May 1, 2000, on behalf of the Mid Cap Growth Equity II Fund dated as of June 1, 2000, on behalf of the Value Equity Fund and Overseas Fund, each dated as of May 1, 2001, on behalf of the Blue Chip Growth Fund dated as of June 1, 2001, on behalf of the Fundamental Value Fund, Large Cap Growth Fund, Small Company Value Fund and Small Company Growth Fund, each dated as of December 31, 2001, and on behalf of the Inflation-Protected Bond Fund, Strategic Balanced Fund, Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund, each dated as of December 31, 2003 (collectively the “Advisory Agreements”). Under each Advisory Agreement, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Funds pursuant to investment sub-advisory agreements (the “Sub-Advisory Agreements”).

Each Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days’ written notice. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund’s shares, and (2) by an affirmative vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. Under the terms of each Advisory Agreement, each Fund recognizes MassMutual’s control of the name “MassMutual” and the Trust agrees that its right to use such name is nonexclusive and can be terminated by MassMutual at any time. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual also serves as investment adviser to: MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Equity Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Large Cap Value Fund, MML Small Cap Equity Fund, MML Small Company Opportunities Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Emerging Growth Fund and MML OTC 100 Fund, which are series of MML Series Investment Fund, an open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: .35% for the Money Market Fund, .40% for the Short-Duration Bond Fund, .48% for the Inflation-Protected Bond Fund, .48% for the Core Bond Fund, .50% for the Diversified Bond Fund, .48% for the Balanced Fund, .60% for the Strategic Balanced Fund, .50% for the Core Value Equity Fund, .65% for the Fundamental Value Fund, .70% for the Value Equity Fund, .65% for the Large Cap Value Fund, .10% for the Indexed Equity Fund, .70% for the Blue Chip Growth Fund, .65% for the Large Cap Growth Fund, .58% for the Small Cap Equity Fund; .69% for the Focused Value Fund, .68% for the Growth Equity Fund, .85% for the Small Company Value Fund, .73% for the Aggressive Growth Fund, .15% for the OTC 100 Fund, .70% for the Mid Cap Growth Equity Fund, .75% for the Mid Cap Growth Equity II Fund, .82% for the Small Cap Growth Equity Fund, .85% for the Small Company Growth Fund, .79% for the Emerging Growth Fund, .85% for the International Equity Fund, 1.00% for the Overseas Fund and .05% for each of the Destination Retirement Funds.

For the last three fiscal years, the Funds have paid the following amounts as investment advisory fees to MassMutual pursuant to each Advisory Agreement:

	Gross	Waiver	Net
Money Market Fund
Year ended 12/31/01	$ 2,030,486	—	$ 2,030,486
Year ended 12/31/02	$ 2,019,576	—	$ 2,019,576
Year ended 12/31/03	$ 1,968,218	—	$ 1,968,218

	Gross	Waiver	Net

Short-Duration Bond Fund
Year ended 12/31/01	$ 1,068,676	—	$ 1,068,676
Year ended 12/31/02	$ 1,249,596	—	$ 1,249,596
Year ended 12/31/03	$ 1,508,161	—	$ 1,508,161

Core Bond Fund
Year ended 12/31/01	$ 5,230,219	—	$ 5,230,219
Year ended 12/31/02	$ 7,023,285	—	$ 7,023,285
Year ended 12/31/03	$ 9,274,755	—	$ 9,274,755

Diversified Bond Fund
Year ended 12/31/01	$ 161,542	$(7,790)	$ 153,752
Year ended 12/31/02	$ 226,754	$(3,417)	$ 223,337
Year ended 12/31/03	$ 401,580	—	$ 401,580

Balanced Fund
Year ended 12/31/01	$ 1,873,379	—	$ 1,873,379
Year ended 12/31/02	$ 1,505,602	—	$ 1,505,602
Year ended 12/31/03	$ 1,298,144	—	$ 1,298,144

Core Value Equity Fund
Year ended 12/31/01	$ 8,921,499	—	$ 8,921,499
Year ended 12/31/02	$ 5,750,403	—	$ 5,750,403
Year ended 12/31/03	$ 4,572,350	—	$ 4,572,350

Fundamental Value Fund
Year ended 12/31/02***	$ 756,929	$(33,124)	$ 723,805
Year ended 12/31/03	$ 2,229,626	—	$ 2,229,626

Value Equity Fund
Period ended 12/31/01*	$ 196,877	$(2,477)	$ 194,400
Year ended 12/31/02	$ 633,238	$(4,615)	$ 628,623
Year ended 12/31/03	$ 696,762	—	$ 696,762

Large Cap Value Fund
Year ended 12/31/01	$ 2,745,577	$(38,423)	$ 2,707,154
Year ended 12/31/02	$ 3,250,911	$(12,740)	$ 3,238,171
Year ended 12/31/03	$ 3,797,083	—	$ 3,797,083

Indexed Equity Fund
Year ended 12/31/01	$ 916,376	—	$ 916,376
Year ended 12/31/02	$ 898,296	—	$ 898,296
Year ended 12/31/03	$ 1,103,288	—	$ 1,103,288

Blue Chip Growth Fund
Period ended 12/31/01**	$1,829,790	$(15,372)	$1,814,418
Year ended 12/31/02	$2,479,933	$(12,920)	$2,467,013
Year ended 12/31/03	$2,466,040	$(3,754)	$2,462,286

Large Cap Growth Fund
Year ended 12/31/02***	$171,460	$(31,111)	$140,349
Year ended 12/31/03	$256,604	$(24,068)	$232,536

	Gross	Waiver	Net

Growth Equity Fund
Year ended 12/31/01	$2,504,067	$(128,380)	$2,375,687
Year ended 12/31/02	$2,761,822	$(26,912)	$2,734,910
Year ended 12/31/03	$3,601,893	—	$3,601,893

Aggressive Growth Fund
Year ended 12/31/01	$987,284	$(22,963)	$964,321
Year ended 12/31/02	$1,058,949	$(10,435)	$1,048,514
Year ended 12/31/03	$1,273,940	—	$1,273,940

OTC 100 Fund
Year ended 12/31/01	$51,448	$(15,553)	$35,895
Year ended 12/31/02	$51,698	$(46,763)	$4,935
Year ended 12/31/03	$74,943	$(21,632)	$53,311

Focused Value Fund
Year ended 12/31/01	$759,494	$(2,397)	$757,097
Year ended 12/31/02	$1,372,729	$(3,384)	$1,369,345
Year ended 12/31/03	$2,943,117	—	$2,943,117

Small Company Value Fund
Year ended 12/31/02***	$385,028	$(65,674)	$319,354
Year ended 12/31/03	$1,002,020	$(26,702)	$975,318

Small Cap Equity Fund
Year ended 12/31/01	$3,413,014	—	$3,413,014
Year ended 12/31/02	$2,934,870	—	$2,934,870
Year ended 12/31/03	$2,570,133	—	$2,570,133

Mid Cap Growth Equity Fund
Year ended 12/31/01	$1,130,729	$(44,923)	$1,085,806
Year ended 12/31/02	$871,121	$(16,728)	$854,393
Year ended 12/31/03	$932,824	—	$932,824

Mid Cap Growth Equity II Fund
Year ended 12/31/01	$1,588,286	$(9,400)	$1,578,886
Year ended 12/31/02	$1,750,170	$(9,074)	$1,741,096
Year ended 12/31/03	$2,613,722	—	$2,613,722

Small Cap Growth Equity Fund
Year ended 12/31/01	$1,971,172	$(59,149)	$1,912,023
Year ended 12/31/02	$2,178,208	$(17,825)	$2,160,383
Year ended 12/31/03	$2,778,571	—	$2,778,571

Small Company Growth Fund
Year ended 12/31/02***	$144,176	$(57,125)	$87,051
Year ended 12/31/03	$679,779	$(73,815)	$605,964

Emerging Growth Fund
Year ended 12/31/01	$667,673	$(19,404)	$648,269
Year ended 12/31/02	$599,207	$(54,860)	$544,347
Year ended 12/31/03	$689,638	$(31,109)	$658,529

	Gross	Waiver	Net

International Equity Fund
Year ended 12/31/01	$8,586,715	$(67,139)	$8,519,576
Year ended 12/31/02	$6,732,352	$(26,795)	$6,705,557
Year ended 12/31/03	$5,840,362	—	$5,840,362

Overseas Fund
Period ended 12/31/01*	$150,737	$(32,266)	$118,471
Year ended 12/31/02	$590,076	$(283,228)	$306,848
Year ended 12/31/03	$1,987,488	$(184,922)	$1,802,566

*	Inception date May 1, 2001.
**	Inception date June 1, 2001.
***	Inception date December 31, 2001.

The Inflation-Protected Bond Fund, Strategic Balanced Fund and Destination Retirement Funds each commenced operations on December 31, 2003.

Affiliated Investment Sub-advisers

Babson is a wholly-owned subsidiary of DLB Acquisition Corporation, an indirect, controlled subsidiary of MassMutual. OppenheimerFunds, Inc. (“OFI”) is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OFI and ultimately controlled by MassMutual. MassMutual pays Babson a sub-advisory fee equal to an annual rate of .05% of the average daily net assets of the Money Market Fund, .08% of the average daily net assets of the Short-Duration Bond Fund, .08% of the average daily net assets of the Inflation-Protected Bond Fund, .10% of the average daily net assets of the Core Bond Fund, .10% of the average daily net assets of the Diversified Bond Fund and .09% of the average daily net assets of the Money Market and Core Bond Segments of the Balanced Fund. MassMutual pays to Babson a sub-advisory fee equal to an annual rate of .13% of the average daily net assets of the portion of the Core Value Equity Fund that Babson manages, .13% of the average daily net assets of the Core Equity Segment of the Balanced Fund and .25% of the average daily net assets of the Small Cap Equity Fund. MassMutual pays to OFI a sub-advisory fee equal to an annual rate of .50% of the average daily net assets of the International Equity Fund.

For the last three fiscal years, MassMutual paid to Babson the following amounts for providing investment sub-advisory services:

Money Market Fund
Year ended 12/31/01	$290,245
Year ended 12/31/02	$534,269
Year ended 12/31/03	$281,052

Short-Duration Bond Fund
Year ended 12/31/01	$213,791
Year ended 12/31/02	$250,101
Year ended 12/31/03	$301,766

Core Bond Fund
Year ended 12/31/01	$1,090,609
Year ended 12/31/02	$1,179,977
Year ended 12/31/03	$1,931,282

Diversified Bond Fund
Year ended 12/31/01	$32,335
Year ended 12/31/02	$45,418
Year ended 12/31/03	$80,577

Balanced Fund
Year ended 12/31/01	$443,006
Year ended 12/31/02	$399,397
Year ended 12/31/03	$306,706

Core Value Equity Fund
Year ended 12/31/01	$2,286,407
Year ended 12/31/02	$1,326,725
Year ended 12/31/03	$993,273

Small Cap Equity Fund
Year ended 12/31/01	$1,386,131
Year ended 12/31/02	$1,223,387
Year ended 12/31/03	$1,104,962

The	Inflation-Protected Bond Fund commenced operations on December 31, 2003.

For the last three fiscal years, MassMutual paid to OFI the following amounts for providing investment sub-advisory services:

International Equity Fund

Year ended 12/31/01	$5,023,625
Year ended 12/31/02	$3,956,012
Year ended 12/31/03	$3,438,933

Securities held by the Funds are also frequently held by MassMutual investment accounts and by other investment companies and accounts for which MassMutual, Babson or OFI acts as investment adviser or investment sub-adviser. If the same security is purchased or sold for any Fund and such accounts or companies at or about the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased and sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of the Trust’s management that such execution advantage and the desirability of retaining MassMutual, Babson and OFI as Adviser and as investment sub-advisers, respectively, of the Funds outweigh the disadvantages, if any, which might result from this procedure.

Unaffiliated Investment Sub-Advisers

Alliance Capital, together with Babson, acts as a sub-adviser for the Core Value Equity Fund. Each sub-adviser will manage a portion of the net assets of the Fund’s portfolio, but not necessarily equal weighted. Alliance Capital is a Delaware limited partnership, of which Alliance Capital Management Corporation (“ACMC”), an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is the general partner. Alliance Capital Management Holding L.P. (“Alliance Holding”) owns approximately 30.7% of the outstanding units of the limited partnership interest in Alliance Capital (“Alliance Units”). Equity interests in

Alliance Holding are traded on the New York Stock Exchange, Inc. (“NYSE”) in the form of units (“Alliance Holding Units”). As of December 31, 2002, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units, representing an approximate 55.7% economic interest in Alliance Capital. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

Alliance Capital also serves as investment sub-adviser for the Large Cap Growth Fund.

SaBAM and Western both act as sub-advisers for the Strategic Balanced Fund. SaBAM is a wholly-owned subsidiary of Citigroup Inc. Western is a wholly-owned subsidiary of Legg Mason, Inc.

MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization), and is registered with the SEC as an investment adviser. MFS is sub-adviser for the Growth Equity Fund. MFS also provides investment sub-advisory services for MML Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

Navellier is owned and controlled by its sole shareholder, Louis G. Navellier. Navellier is sub-adviser for the Mid Cap Growth Equity Fund. Navellier does not provide any such services for other funds managed by MassMutual.

Wellington Management and Waddell & Reed both act as sub-advisers for Small Cap Growth Equity Fund, and both are registered with the SEC as investment advisers. Each sub-adviser will manage a portion of the net assets of the Fund’s portfolio. Wellington Management and Waddell & Reed both provide sub-advisory services for MML Small Cap Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

Wellington Management also serves as investment sub-adviser for the Fundamental Value Fund.

Fidelity Management & Research Company (“FMR”) serves as the investment sub-adviser for the Value Equity Fund and the Blue Chip Growth Fund. FMR Co., Inc. (“FMRC”) serves as a sub-subadviser and is primarily responsible for choosing investments. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Northern Trust serves as investment sub-adviser for the Indexed Equity Fund and the OTC 100 Fund. Northern Trust is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. Northern Trust is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust also provides investment sub-advisory services for the MML Equity Index Fund and the MML OTC 100 Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Davis serves as investment sub-adviser for the Large Cap Value Fund. Davis is controlled by Davis Investments, LLC. Davis also provides investment sub-advisory services for the MML Large Cap Value Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser. Pursuant to an Administrative Securities Agreement between Davis and MassMutual, Davis pays to MassMutual an Administrative Services fee at the annual rate of .05% of the Large Cap Value Fund’s average daily net assets. This fee is for administrative services and investor support services and does not constitute payment for investment advisory, distribution or other services.

RS serves as investment sub-adviser for the Emerging Growth Fund. RS, which is part of the RS Investment Management Company LLC organization, also provides investment sub-advisory services for the MML Emerging Growth Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Harris serves as investment sub-adviser for the Focused Value Fund. Harris is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. (“CDC North America”). CDC North America is a wholly- owned subsidiary of CDC IXIS Asset Management. Harris also provides sub-advisory services for the Overseas Fund.

Sands Capital serves as investment sub-adviser for the Aggressive Growth Fund.

T. Rowe Price serves as investment sub-adviser for the Mid Cap Growth Equity II Fund. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price also provides sub-advisory services for the Small Company Value Fund.

Clover and T. Rowe Price both act as sub-advisers for the Small Company Value Fund.

Mazama and MTB both act as sub-advisers for the Small Company Growth Fund. MTB is a wholly-owned subsidiary of Manufacturers and Traders Trust Company, a Buffalo, New York-based financial services company, which in turn is owned by M&T Bank Corporation.

American Century and Harris both act as sub-advisers for the Overseas Fund. American Century is a privately held subsidiary of American Century Companies, Inc.

For the last three fiscal years, MassMutual paid the following amounts for investment sub-advisory services provided to the Funds:

Core Value Equity Fund
Period ended 12/31/01*	$8,330
Year ended 12/31/02	$318,259
Year ended 12/31/03	$334,747

Fundamental Value Fund
Year ended 12/31/02†	$414,966
Year ended 12/31/03	$1,108,125

Value Equity Fund
Period ended 12/31/01**	$140,842
Year ended 12/31/02	$452,585
Year ended 12/31/03	$497,837

Large Cap Value Fund
Year ended 12/31/01	$1,393,853
Year ended 12/31/02	$1,619,468
Year ended 12/31/03	$1,918,256

Indexed Equity Fund
Year ended 12/31/01	$88,455
Year ended 12/31/02	$84,806
Year ended 12/31/03	$100,775

Blue Chip Growth Fund
Period ended 12/31/01***	$1,379,138
Year ended 12/31/02	$1,894,561
Year ended 12/31/03	$1,888,244

Large Cap Growth Fund
Year ended 12/31/02†	$128,086
Year ended 12/31/03	$195,592

Growth Equity Fund
Year ended 12/31/01	$1,349,469
Year ended 12/31/02	$1,519,160
Year ended 12/31/03	$1,938,463

Aggressive Growth Fund
Year ended 12/31/01	$726,502
Year ended 12/31/02	$774,940
Year ended 12/31/03	$924,511

OTC 100 Fund
Year ended 12/31/01	$16,758
Year ended 12/31/02	$16,872
Year ended 12/31/03	$24,346

Focused Value Fund
Year ended 12/31/01	$518,233
Year ended 12/31/02	$902,848
Year ended 12/31/03	$1,871,682

Small Company Value Fund
Year ended 12/31/02†	$258,312
Year ended 12/31/03	$682,002

Mid Cap Growth Equity Fund
Year ended 12/31/01	$845,191
Year ended 12/31/02	$503,932
Year ended 12/31/03	$432,358

Mid Cap Growth Equity II Fund
Year ended 12/31/01	$1,037,692
Year ended 12/31/02	$1,117,270
Year ended 12/31/03	$1,660,610

Small Cap Growth Equity Fund
Year ended 12/31/01	$1,250,345
Year ended 12/31/02	$1,475,429
Year ended 12/31/03	$1,903,802

Small Company Growth Fund
Year ended 12/31/02†	$98,175
Year ended 12/31/03	$490,309

Emerging Growth Fund
Year ended 12/31/01	$503,854
Year ended 12/31/02	$465,913
Year ended 12/31/03	$522,045

Overseas Fund
Period ended 12/31/01**	$93,406
Year ended 12/31/02	$384,008
Year ended 12/31/03	$1,208,201

*	Represents fees paid to Alliance Capital since December 3, 2001.
**	Inception date May 1, 2001.
***	Inception date June 1, 2001.
†	Inception date December 31, 2001.
^	The Strategic Balanced Fund commenced operations on December 31, 2003.

At a meeting held on February 9, 2004, the Trustees of the Trust considered a wide range of information about, among other things:

•	each Sub-Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

•	the terms of the relevant advisory or sub-advisory agreement;

•	the scope and quality of the services that each Sub-Adviser will provide to the relevant Fund;

•	the investment performance of the Fund and of similar funds sub-advised by other sub-advisers;

•	the advisory fee rates payable to the Sub-Adviser by the Adviser and by other funds and client accounts managed or sub-advised by the Sub-Adviser, and payable by similar funds managed by other advisers;

•	the total expense ratios of the Fund and of similar funds managed by other advisers; and

•	the Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers’ and dealers’ provision of brokerage and research services to the Sub-Adviser.

After carefully considering the information summarized above, the Trustees, including the Trustees who are not “interested persons” of the Trust, the Adviser or the Sub-Adviser (as such term is defined in the Investment Company Act), unanimously voted to reapprove the continuance of each management and sub-advisory agreement.

ADMINISTRATOR AND SUB-ADMINISTRATOR

MassMutual has entered into a separate administrative services agreement (each an “Administrative Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Funds, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreements. MassMutual has also entered into a separate shareholder service agreement with the Trust, on behalf of Class L shares of each Fund. Pursuant to the terms of the Class L Shareholder Service Agreement, either MassMutual, as the Service Agent, or through other financial institutions or other intermediaries, will provide shareholder support services (including personal services and the maintenance of shareholder accounts) to the Trust and the holders of Class L shares of the Funds. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Fund which range from

.1959% to .6744% for Class N. shares; .1459% to .6244% for Class A shares; .0459% to .4744% for Class Y shares; .0116% to .3744% for Class S shares; .1459% to .6244% for Class L shares and .0855% for Class Z shares of the Indexed Equity Fund. For Class L, these amounts include the .15% shareholder servicing fee pursuant to the shareholder service agreement. MassMutual has entered into a sub-administration agreement with Investors Bank & Trust Company (“IBT”). As sub-administrator, IBT generally assists in all aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds.

For the last three fiscal years, the Trust, on behalf of the Funds, has paid the following amounts as administrative services fees to MassMutual pursuant to each Administrative Services Agreement:

Money Market Fund
Year ended 12/31/01	$794,355
Year ended 12/31/02	$935,788
Year ended 12/31/03	$961,065

Short-Duration Bond Fund
Year ended 12/31/01	$483,774
Year ended 12/31/02	$638,086
Year ended 12/31/03	$848,123

Core Bond Fund
Year ended 12/31/01	$1,379,874
Year ended 12/31/02	$2,108,896
Year ended 12/31/03	$2,972,375

Diversified Bond Fund
Year ended 12/31/01	$47,605
Year ended 12/31/02	$84,181
Year ended 12/31/03	$157,534

Balanced Fund
Year ended 12/31/01	$369,048
Year ended 12/31/02	$301,312
Year ended 12/31/03	$260,948

Core Value Equity Fund
Year ended 12/31/01	$1,383,194
Year ended 12/31/02	$974,842
Year ended 12/31/03	$860,766

Fundamental Value Fund
Year ended 12/31/02***	$218,242
Year ended 12/31/03	$739,414

Value Equity Fund
Period ended 12/31/01*	$28,961
Year ended 12/31/02	$110,761
Year ended 12/31/03	$130,157

Large Cap Value Fund
Year ended 12/31/01	$724,489
Year ended 12/31/02	$931,953
Year ended 12/31/03	$1,180,612

Indexed Equity Fund
Year ended 12/31/01	$2,954,824
Year ended 12/31/02	$2,925,757
Year ended 12/31/03	$3,711,883

Blue Chip Growth Fund
Period ended 12/31/01**	$900,206
Year ended 12/31/02	$1,221,691
Year ended 12/31/03	$1,239,538

Large Cap Growth Fund
Year ended 12/31/02***	$47,348
Year ended 12/31/03	$78,030

Growth Equity Fund
Year ended 12/31/01	$684,233
Year ended 12/31/02	$787,916
Year ended 12/31/03	$1,121,536

Aggressive Growth Fund
Year ended 12/31/01	$275,856
Year ended 12/31/02	$321,003
Year ended 12/31/03	$421,390

OTC 100 Fund
Year ended 12/31/01	$165,152
Year ended 12/31/02	$177,062
Year ended 12/31/03	$266,489

Focused Value Fund
Year ended 12/31/01	$157,195
Year ended 12/31/02	$375,033
Year ended 12/31/03	$852,559

Small Company Value Fund
Year ended 12/31/02***	$88,632
Year ended 12/31/03	$280,692

Small Cap Equity Fund
Year ended 12/31/01	$606,600
Year ended 12/31/02	$583,253
Year ended 12/31/03	$567,225

Mid Cap Growth Equity Fund
Year ended 12/31/01	$271,975
Year ended 12/31/02	$231,483
Year ended 12/31/03	$262,924

Mid Cap Growth Equity II Fund
Year ended 12/31/01	$485,690
Year ended 12/31/02	$558,000
Year ended 12/31/03	$855,327

Small Cap Growth Equity Fund
Year ended 12/31/01	$505,919
Year ended 12/31/02	$611,622
Year ended 12/31/03	$796,877

Small Company Growth Fund
Year ended 12/31/02***	$39,714
Year ended 12/31/03	$223,672

Emerging Growth Fund
Year ended 12/31/01	$148,490
Year ended 12/31/02	$151,294
Year ended 12/31/03	$206,743

International Equity Fund
Year ended 12/31/01	$1,406,396
Year ended 12/31/02	$1,193,894
Year ended 12/31/03	$1,117,996

Overseas Fund
Period ended 12/31/01**	$7,656
Year ended 12/31/02	$59,915
Year ended 12/31/03	$270,972

*	Inception date May 1, 2001
**	Inception date June 1, 2001
***	Inception date December 31, 2001
^	The Inflation-Protected Bond Fund, Strategic Balanced Fund and Destination Retirement Funds each commenced operations on December 31, 2003.

THE DISTRIBUTOR

The Trust’s shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1414 Main Street, Springfield, Massachusetts 01144-1013, pursuant to an Amended and Restated General Distributor’s Agreement with the Trust dated as of December 31, 2002, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a majority-owned subsidiary of MassMutual.

The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

The Distributor has also entered into a Sub-Distributor’s Agreement with OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) dated as of February 7, 2003. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

MassMutual may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.

CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS

The Trust has adopted, with respect to the Class A and Class N shares of each of the Funds, a Distribution and Service Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Class A Plans on May 3, 1999 for the Funds (other than the OTC 100 Fund, the Aggressive Growth Fund, the Large Cap Value Fund, the Focused Value Fund, the Mid Cap Growth Equity II Fund and the Emerging Growth Fund which were approved February 14, 2000, the Value Equity Fund, Blue Chip Growth Fund and Overseas Fund which were approved April 19, 2001, the Fundamental Value Fund, Large Cap Growth Fund, Small Company Value Fund and Small Company Growth Fund which were approved November 5, 2001 and the Inflation-Protected Bond Fund, Strategic Balanced Fund, Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund which were approved November 3, 2003). The Class N Plans were approved on November 11, 2002 for the Funds (other than the Inflation-Protected Bond Fund, Strategic Balanced Fund, Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund which were approved November 3, 2003). Under the terms of each of the Class A Plans, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of the Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund (“Distribution Fee”) and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the “Servicing Fee”) to Class A shareholders. Under the terms of each of the Class N Plans, the Trust is permitted to compensate, out of the assets attributable to the Class N shares of the Fund, (i) a Distribution Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class and (ii) a Servicing Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A or Class N shares, preparing, printing and delivering prospectuses and reports for other than existing Class A or Class N shareholders, providing facilities to answer questions from other than existing Class A or Class N shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A or Class N shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. MassMutual’s Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A or Class N shares or the processing of dividend payments with respect to Class A or Class N shares; who prepare, print and deliver prospectuses and shareholder reports to Class A or Class N shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A or Class N shares; who provide information periodically to Class A or Class N shareholders showing their position in Class A or Class N shares; who issue account statements to Class A or Class N shareholders; who furnish shareholder sub-accounting; who forward communications from a Fund to Class A or Class N shareholders; who render advice regarding particular shareholder account options offered by a Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A or Class N shareholders; who respond to inquiries from Class A or Class N shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Each Plan provides that it may not be amended to materially increase the costs which Class A or Class N shareholders may bear under the Plan without the approval of a majority of the outstanding Class A or Class N shares of the Fund.

Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The following table approximately discloses the 12b-1 fees paid in 2003 by the Trust under its 12b-1 plans for Class A and Class N shares of the Funds:

	Class A 12b-1 Servicing Fees	Class N 12b-1 Servicing Fees	Class N 12b-1 Distribution Fees
Money Market Fund*	$232,011	$—	$—
Short-Duration Bond Fund	76,509	257	257
Core Bond Fund	485,714	1,082	1,082
Diversified Bond Fund	56,892	262	262
Balanced Fund	14,927	560	560
Core Value Equity Fund	46,455	338	338
Fundamental Value Fund	199,530	2,005	2,005
Value Equity Fund	45,243	1,076	1,076
Large Cap Value Fund	292,586	926	926
Indexed Equity Fund	288,029	2,313	2,313
Blue Chip Growth Fund	36,060	1,726	1,726
Large Cap Growth Fund	2,362	277	277
Growth Equity Fund	354,084	1,433	1,433
Aggressive Growth Fund	127,171	380	380
OTC 100 Fund	50,588	309	309
Focused Value Fund	244,774	713	713
Small Company Value Fund	63,612	643	643
Small Cap Equity Fund	25,285	283	283
Mid Cap Growth Equity Fund	77,403	289	289
Mid Cap Growth Equity II Fund	149,097	609	609
Small Cap Growth Equity Fund	121,143	303	303
Small Company Growth Fund	58,414	767	767
Emerging Growth Fund	43,470	305	305
International Equity Fund	92,825	289	289
Overseas Fund	98,324	465	465

	$3,282,508	$17,610	$17,610

*	Reflects net 12b-1 fees paid by the Fund. MassMutual waived $15,115 of 12b-1 fees in order for the Fund to maintain a .10% 7-day yield. Class N shares of the Fund are not currently available.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

IBT, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Funds’ investments (the “Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, IBT has custody of the Funds’ securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT PUBLIC ACCOUNTANT

Deloitte & Touche LLP, located at Two World Financial Center, New York, New York, 10281, is the Trust’s independent public accountant.

CODES OF ETHICS

The Trust, MassMutual, the Distributor, Babson, OFI, Alliance Capital, American Century, Clover, Davis, FMR, Harris, Mazama, MFS, MTB, Navellier, Northern Trust, RS, SaBAM, Sands Capital, T. Rowe Price, Waddell & Reed, Wellington Management and Western have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit Fund personnel to invest in securities for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

For the Destination Retirement Funds, all orders for the purchase or sale of portfolio securities (normally, shares of the underlying MassMutual Institutional funds) are placed on behalf of each Destination Retirement Fund by MassMutual, pursuant to authority contained in each Destination Retirement Fund’s management contract. A Destination Retirement Fund will not incur any commissions or sales charges when it invests in underlying MassMutual Institutional funds, but it may incur such costs if it invests directly in other types of securities.

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each of the Fund’s investment sub-advisers attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, an investment sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment sub-adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the sub-adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the sub-adviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the investment sub-adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Distributor) who were selected to execute transactions on behalf of the Trust and the investment sub-adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services (“Research”) to an investment sub-adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the investment sub-adviser. Research provided by brokers is used for the benefit of all of the investment sub-adviser’s clients and not solely or necessarily for the benefit of the Trust. The sub-adviser attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the sub-adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an investment sub-adviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to an investment sub-adviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to a sub-adviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment sub-advisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment sub-advisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund’s expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

From time to time the Board of Trustees for the Value Equity Fund and Blue Chip Growth Fund will review whether the recapture for the benefit of the Funds of some portion of the compensation paid by the Funds on portfolio transactions is legally permissible and advisable. The Board of Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

The following table discloses the broker commissions paid by the Funds for the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001:

	Year ended December 31, 2003	Year ended December 31, 2002	Year ended December 31, 2001
Core Bond Fund	$0	$ 4,000	$ 0
Diversified Bond Fund	13	150	0
Balanced Fund	314,310	349,703	517,523
Core Value Equity Fund	1,560,025	2,922,184	4,810,196
Fundamental Value Fund***	408,197	274,804	N/A
Value Equity Fund*	150,920	183,850	67,293
Large Cap Value Fund	231,252	344,482	488,897
Indexed Equity Fund	200,449	195,542	112,542
Blue Chip Growth Fund**	270,114	301,424	196,516
Large Cap Growth Fund***	78,808	121,684	N/A
Growth Equity Fund	4,049,236	2,534,276	1,851,660
Aggressive Growth Fund	441,150	340,373	294,168
OTC 100 Fund	96,176	32,869	16,673
Focused Value Fund	862,289	745,008	391,506
Small Company Value Fund***	516,696	319,119	N/A
Small Cap Equity Fund	642,345	885,918	1,018,241
Mid Cap Growth Equity Fund	250,999	625,228	472,482
Mid Cap Growth Equity II Fund	495,206	370,556	175,261
Small Cap Growth Equity Fund	899,852	633,637	785,839
Small Company Growth Fund***	494,206	145,370	N/A
Emerging Growth Fund	791,807	554,542	151,192
International Equity Fund	2,001,441	1,150,978	1,565,486
Overseas Fund*	966,918	415,327	124,556

	$15,722,409	$13,451,024	$13,040,031

*	Commencement of operations May 1, 2001.
**	Commencement of operations June 1, 2001.
***	Commencement of operations December 31, 2001.

The Core Value Equity Fund paid $218,506 and $293,369 to Sanford C. Bernstein for the fiscal years ended December 31, 2003 and 2002, respectively. Sanford C. Bernstein is an affiliate of one of the Fund’s investment sub-advisers.

The Overseas Fund paid $24,794, $8,707 and $846 to J.P. Morgan for the fiscal years ended December 31, 2003, 2002 and 2001, respectively. J.P. Morgan is an affiliate of one of the Fund’s investment sub-advisers.

The Focused Value Fund paid $42,312, $1,940 and $10,020 to Harris and its affiliates for the fiscal years ended December 31, 2003, 2002 and 2001, respectively.

The Mid Cap Growth Equity II Fund paid $3,885, $4,998 and $4,035 to J.P. Morgan for the fiscal years ended December 31, 2003, 2002 and 2001, respectively. J.P. Morgan is an affiliate of the Fund’s investment sub-adviser.

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds. Each account contains a record of the shares of each Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

DESCRIPTION OF SHARES

The Trust is a series company. The Trust may issue an unlimited number of shares of multiple classes, in one or more series as the Trustees may authorize, with or without par value as the Trustees may prescribe. Each share of a particular class of a series represents an equal proportionate interest in that series with each other share of the same class, none having priority or preference over another. Each series is preferred over all other series in respect of the assets allocated to that series. Each share of a particular class of a series is entitled to a pro rata share of any distributions declared in respect of that class and, in the event of liquidation, a pro rata share of the net assets of that class remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive or subscription rights. Under the Trust’s Declaration of Trust, the Board of Trustees is authorized to create new series and classes without shareholder approval. To date shares of thirty-two separate series have been authorized, all of which constitute the interests in the Funds described in the Prospectus. Shares of each Fund entitle their holder to one vote for each dollar (or proportionate fractional vote for each fraction of a dollar) of net asset value per share of each Fund or class for each share held as to any matter on which such shareholders are entitled to vote.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

REDEMPTION OF SHARES

With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of net asset value (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing), (b) for any period during which trading in the markets the Fund normally uses is restricted, (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its net asset value is not reasonably practicable, or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of $250,000 or 1% of a Fund’s net assets.

VALUATION OF PORTFOLIO SECURITIES

The net asset value per share of each Fund is determined by the Custodian at 4:00 p.m., Eastern Time, on each day the NYSE is open for trading and the Custodian is open for business. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions.

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at amortized cost unless such value does not represent fair value. All other securities and other assets, including debt securities the prices for which are supplied by a pricing agent but are deemed by MassMutual not to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including some restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the net asset values of the respective classes.

Money Market Fund

The Money Market Fund’s portfolio instruments are valued on the basis of amortized cost which involves initially valuing an instrument at its cost and thereafter making a constant amortization to maturity of any discount or premium, regardless of the impact of changes in market interest rates on the market value of the instrument. While this method provides certainty of valuation, it may result in periods in which the value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Fund computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing market values, and existing investors in the Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The valuation of the Money Market Fund’s portfolio instruments based upon their amortized cost and the concomitant maintenance of the Money Market Fund’s per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 of the SEC.

The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include periodic review of the Money Market Fund’s portfolio holdings to determine the extent of any deviation in the Money Market Fund’s net asset value from $1.00 per share calculated by using available market quotations, and whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it may take such corrective action as it regards as necessary and appropriate, including: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be greater or less than $1.00 per share.

Since the net income of the Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the Money Market Fund remains at $1.00 per share immediately after each determination and dividend declaration. Any increase in the value of a shareholder’s investment in the Money Market Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Money Market Fund in the shareholder’s account, which increase is recorded promptly after the end of each calendar month.

For this purpose the net income of the Money Market Fund (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

Should the Money Market Fund incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the Money Market Fund’s net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Board of Trustees might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than what he paid.

INVESTMENT PERFORMANCE

Each of the Funds, and for the Destination Retirement Funds, the underlying MassMutual Institutional Funds, may quote performance in various ways, and the Destination Retirement Funds may quote the performance of various underlying MassMutual Institutional Funds. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns.

The Money Market Fund may advertise investment performance figures, including its yield and its effective yield. The Money Market Fund’s yield will be calculated by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a stated seven-day period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The Fund’s effective yield will be calculated by computing the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of a stated seven-day period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. The Money Market Fund’s 7-day yield on December 31, 2003 was 0.43%.

The yield of the Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund and the Diversified Bond Fund, as well as total return figures for all of the Funds, may be provided in reports, sales literature and advertisements. Any performance information with respect to any class of Fund shares will be provided net of any Fund expenses for that class.

Yield for each class of shares of such Funds will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2 [	(a-b	+1)[6]-1]
cd

Where:	a	=	dividends and interest earned during the period.
	b	=	expenses accrued for the period (net of reimbursements, if any).
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d	=	the maximum offering price (which is the net asset value) per share on the last day of the period.

Set forth below is the yield for Class S shares of the Short-Duration Bond Fund, Core Bond Fund and Diversified Bond Fund for the 30-day period ended December 31, 2003.

Yield for the 30-Day Period Ended December 31, 2003

Class S Shares* (Unaudited)

Fund	Yield
Short-Duration Bond Fund	3.68%
Core Bond Fund	3.86%
Diversified Bond Fund	4.29%

*	Yield for Class A, L, Y, and S shares may differ due to different expense structures.

Each of the Funds may also advertise its total return for each class of shares. Total return quotations will be based upon a stated period and will be computed by determining the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P(1+T)n  =  ERV

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years.
	ERV	=	ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

The Funds may show total return calculated without giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997 (“Standardized Total Return Without Reduction in Management Fee”). See “Financial Highlights” in the Prospectus. Each investment performance figure will be carried to the nearest hundredth of one percent.

A Fund’s yield or total return is not fixed or guaranteed and the Fund’s principal is not insured. Investment performance quotations should not be considered to be representations of the performance for any period in the future. The yield is a function of available interest rates on securities in which the Fund invests, which can be expected to fluctuate, as well as of the quality, maturity and types of portfolio instruments held by the Fund and of the Fund’s operating expenses. The yield may be affected if, through net sales of its shares, there is a net investment of new money in the Fund which the Fund invests at returns different from those being earned on current portfolio instruments. Yield may also vary if the Fund experiences net redemptions, which may require the disposition of some of the Fund’s current portfolio instruments. Total return is a function of the value of a Fund’s portfolio securities over time, which may be expected to fluctuate, as well as of income earned by the Fund on such securities and of the Fund’s operating expenses.

Average Annual Total Return for the periods ended December 31, 2003.

1 YEAR

	Class S	Class Y	Class L	Class A	Class N	Class Z
Money Market Fund	0.69%	0.59%	0.44%	0.20%	-1.10%	N/A
Short-Duration Bond Fund	3.68%	3.50%	3.55%	-0.44%	1.98%	N/A
Core Bond Fund	5.32%	5.23%	5.09%	-0.21%	3.54%	N/A
Diversified Bond Fund	8.48%	8.41%	8.36%	2.83%	6.65%	N/A
Balanced Fund	18.30%	18.02%	17.77%	10.73%	16.22%	N/A
Core Value Equity Fund	27.61%	27.57%	27.26%	19.60%	25.51%	N/A
Fundamental Value Fund	29.97%	29.82%	29.56%	21.91%	28.03%	N/A
Value Equity Fund	26.63%	26.40%	26.34%	18.68%	24.73%	N/A
Large Cap Value Fund	30.24%	30.04%	29.79%	22.18%	28.18%	N/A
Indexed Equity Fund	28.10%	28.10%	27.88%	20.21%	26.34%	28.39%
Blue Chip Growth Fund	24.58%	24.26%	24.25%	16.95%	22.64%	N/A
Large Cap Growth Fund	22.05%	22.04%	21.89%	14.59%	20.33%	N/A
Growth Equity Fund	23.13%	23.20%	22.79%	15.44%	21.13%	N/A
Aggressive Growth Fund	31.51%	31.33%	31.15%	23.08%	29.50%	N/A
OTC 100 Fund	48.83%	48.63%	48.43%	39.55%	46.22%	N/A
Focused Value Fund	45.94%	45.71%	45.49%	36.77%	43.70%	N/A
Small Company Value Fund	39.37%	39.16%	38.92%	30.65%	37.20%	N/A
Small Cap Equity Fund	31.99%	31.91%	31.73%	23.86%	29.93%	N/A
Mid Cap Growth Equity Fund	30.70%	30.76%	30.35%	22.63%	28.74%	N/A
Mid Cap Growth Equity II Fund	38.32%	38.12%	37.94%	29.58%	36.21%	N/A
Small Cap Growth Equity Fund	44.11%	43.97%	43.83%	35.20%	42.00%	N/A
Small Company Growth Fund	60.66%	60.75%	60.55%	50.73%	58.78%	N/A
Emerging Growth Fund	46.37%	45.94%	45.92%	36.80%	44.01%	N/A
International Equity Fund	50.49%	50.60%	50.23%	41.18%	48.44%	N/A
Overseas Fund	30.87%	30.88%	30.68%	22.74%	28.96%	N/A

3 YEARS

	Class S	Class Y	Class L	Class A	Class N	Class Z
Money Market Fund	2.07%	1.97%	1.83%	1.57%	1.27%	N/A
Short-Duration Bond Fund	5.94%	5.84%	5.72%	4.20%	5.14%	N/A
Core Bond Fund	7.31%	7.21%	7.06%	5.07%	6.48%	N/A
Diversified Bond Fund	8.00%	7.89%	7.77%	5.73%	7.17%	N/A
Balanced Fund	-0.54%	-0.73%	-0.86%	-3.05%	-1.41%	N/A
Core Value Equity Fund	-3.78%	-3.87%	-4.05%	-6.13%	-4.55%	N/A
Fundamental Value Fund***	1.10%	1.01%	0.91%	-2.25%	0.34%	N/A
Value Equity Fund*	-0.41%	-0.51%	-0.61%	-3.06%	-1.17%	N/A
Large Cap Value Fund	-1.17%	-1.27%	-1.43%	-3.60%	-1.96%	N/A
Indexed Equity Fund#	-4.48%	-4.53%	-4.64%	-6.76%	-5.20%	-2.87%
Blue Chip Growth Fund**	-6.29%	-6.44%	-6.52%	-8.89%	-7.14%	N/A
Large Cap Growth Fund***	-7.49%	-7.56%	-7.69%	-10.59%	-8.24%	N/A
Growth Equity Fund	-12.59%	-12.64%	-12.78%	-14.72%	-13.31%	N/A
Aggressive Growth Fund	-13.38%	-13.49%	-13.61%	-15.50%	-14.12%	N/A
OTC 100 Fund	-14.52%	-14.67%	-14.77%	-16.65%	-15.30%	N/A
Focused Value Fund	20.15%	20.02%	19.86%	17.22%	19.25%	N/A
Small Company Value Fund***	10.15%	10.06%	9.86%	6.45%	9.29%	N/A
Small Cap Equity Fund	6.05%	5.95%	5.78%	3.45%	5.22%	N/A
Mid Cap Growth Equity Fund	-12.76%	-12.83%	-12.95%	-14.84%	-13.44%	N/A
Mid Cap Growth Equity II Fund	2.66%	2.57%	2.39%	0.15%	1.85%	N/A
Small Cap Growth Equity Fund	-1.54%	-1.67%	-1.80%	-3.99%	-2.36%	N/A
Small Company Growth Fund***	6.27%	6.22%	6.08%	2.67%	5.46%	N/A
Emerging Growth Fund	-10.59%	-10.76%	-10.93%	-12.92%	-11.47%	N/A
International Equity Fund	-7.06%	-7.09%	-7.22%	-9.29%	-7.77%	N/A
Overseas Fund*	-1.20%	-1.24%	-1.39%	-3.79%	-1.95%	N/A

*	For the period May 1, 2001 (commencement of operations) through December 31, 2003.
**	For the period June 1, 2001 (commencement of operations) through December 31, 2003.
***	For the period December 31, 2001 (commencement of operations) through December 31, 2003.
#	For the period May 1, 2001 (commencement of operations) through December 31, 2003 for Class Z.

5 YEARS

	Class S	Class Y	Class L	Class A	Class N
Money Market Fund	3.52%	3.44%	3.28%	3.01%	2.71%
Short-Duration Bond Fund	5.47%	5.39%	5.23%	4.23%	4.68%
Core Bond Fund	6.07%	6.01%	5.85%	4.60%	5.32%
Diversified Bond Fund*	6.59%	6.51%	6.37%	5.00%	5.81%
Balanced Fund	-0.64%	-0.84%	-0.97%	-2.38%	-1.52%
Core Value Equity Fund	-2.23%	-2.33%	-2.48%	-3.87%	-3.05%
Large Cap Value Fund**	-0.98%	-1.06%	-1.24%	-3.03%	-1.78%
Indexed Equity Fund and its predecessor	-1.02%	-1.05%	-1.19%	-2.63%	-1.74%
Growth Equity Fund*	-4.25%	-4.30%	-4.43%	-5.88%	-5.00%
Aggressive Growth Fund**	-16.91%	-17.00%	-17.10%	-18.66%	-17.60%
OTC 100 Fund**	-23.11%	-23.22%	-23.33%	-24.72%	-23.88%
Focused Value Fund**	17.97%	17.83%	17.65%	15.50%	17.07%
Small Cap Equity Fund	6.43%	6.31%	6.17%	4.64%	5.55%
Mid Cap Growth Equity Fund*	-3.19%	-3.23%	-3.37%	-4.82%	-3.93%
Mid Cap Growth Equity II Fund***	3.64%	3.57%	3.39%	1.44%	2.82%
Small Cap Growth Equity Fund*	6.33%	6.18%	6.04%	4.43%	5.43%
Emerging Growth Fund**	-16.14%	-16.27%	-16.40%	-17.96%	-16.96%
International Equity Fund	2.79%	2.77%	2.57%	1.14%	2.01%

*  For the period May 3, 1999 (commencement of operations) through December 31, 2003.

**  For the period May 1, 2000 (commencement of operations) through December 31, 2003.

***  For the period June 1, 2000 (commencement of operations) through December 31, 2003.

10 YEARS
	Class S	Class Y	Class L	Class A	Class N
Money Market Fund and its predecessor SIA G	4.34%	4.19%	4.14%	3.73%	3.43%
Short-Duration Bond Fund and its predecessor SIA F	5.64%	5.50%	5.43%	4.69%	4.77%
Core Bond Fund and its predecessor SIA E	6.50%	6.36%	6.27%	5.41%	5.63%
Balanced Fund and its predecessor SIA M	6.23%	6.01%	5.89%	4.95%	5.28%
Core Value Equity Fund and its predecessor SIA A	8.27%	8.10%	8.01%	7.02%	7.34%
Indexed Equity Fund and its predecessor	10.54%	10.42%	10.37%	9.34%	9.70%
Small Cap Equity Fund and its predecessor SIA S	9.08%	8.91%	8.81%	7.82%	8.14%
International Equity Fund and its predecessor SIA I	5.15%	5.04%	4.93%	3.98%	4.17%

Average Annual Total Return (After Taxes on Distributions) for the periods ended December 31, 2003.

Calculated according to the following formula:

P(1+T)n  =  ATVD

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions).
	n	=	number of years.
	ATVD	=	ending value at the end of the stated period (after taxes on fund distributions but not after taxes on redemption) of a hypothetical $1,000 payment made at the beginning of the stated period.

Class S

	1 Year	3 Years	5 Years	10 Years or Since Inception
Short-Duration Bond Fund†	2.23%	4.13%	3.41%	3.96%
Core Bond Fund†	2.89%	5.07%	3.80%	5.09%
Diversified Bond Fund*	7.44%	6.32%	N/A	4.57%
Balanced Fund†	17.62%	-1.52%	-2.77%	4.31%
Core Value Equity Fund†	26.98%	-5.41%	-4.64%	6.22%
Fundamental Value Fund###	29.77%	N/A	N/A	0.89%
Value Equity Fund#	26.36%	N/A	N/A	-0.73%
Large Cap Value Fund**	30.10%	-1.37%	N/A	-1.20%
Indexed Equity Fund††	27.89%	-4.79%	-1.43%	1.61%
Blue Chip Growth Fund##	24.52%	N/A	N/A	-6.32%
Large Cap Growth Fund###	22.04%	N/A	N/A	-7.50%
Growth Equity Fund*	23.13%	-12.59%	N/A	-4.86%
Aggressive Growth Fund**	31.51%	-13.38%	N/A	-16.93%
OTC 100 Fund**	48.83%	-14.52%	N/A	-23.11%
Focused Value Fund**	44.89%	19.40%	N/A	17.32%
Small Company Value Fund###	39.26%	N/A	N/A	10.02%
Small Cap Equity Fund†	31.94%	4.82%	4.58%	8.23%
Mid Cap Growth Equity Fund*	30.70%	-12.78%	N/A	-3.96%
Mid Cap Growth Equity II Fund***	38.32%	2.66%	N/A	3.64%
Small Cap Growth Equity Fund*	44.11%	-1.54%	N/A	6.00%
Small Company Growth Fund###	58.29%	N/A	N/A	5.48%
Emerging Growth Fund**	46.37%	-10.59%	N/A	-16.14%
International Equity Fund†	50.52%	-7.14%	1.20%	3.75%
Overseas Fund#	30.96%	N/A	N/A	-1.17%

†	For the period October 3, 1994 (commencement of operations) through December 31, 2003.
††	For the period March 1, 1998 (commencement of operations) through December 31, 2003.
*	For the period May 3, 1999 (commencement of operations) through December 31, 2003.
**	For the period May 1, 2000 (commencement of operations) through December 31, 2003.
***	For the period June 1, 2000 (commencement of operations) through December 31, 2003.
#	For the period May 1, 2001 (commencement of operations) through December 31, 2003.
##	For the period June 1, 2001 (commencement of operations) through December 31, 2003.
###	For the period December 31, 2001 (commencement of operations) through December 31, 2003.

Average Annual Total Return (After Taxes on Distributions and Redemption) for the periods ended December 31, 2003.

Calculated according to the following formula:

P(1+T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions and redemption).
	n	=	number of years.
	ATVDR	=	ending value at the end of the stated period (after taxes on fund distributions and redemption) of a hypothetical $1,000 payment made at the beginning of the stated period.

Class S

	1 Year	3 Years	5 Years	10 Years or Since Inception
Short-Duration Bond Fund†	2.39%	3.97%	3.39%	3.91%
Core Bond Fund†	3.60%	4.92%	3.79%	4.96%
Diversified Bond Fund*	5.57%	5.81%	N/A	4.36%
Balanced Fund†	12.13%	-1.04%	-1.47%	4.58%
Core Value Equity Fund†	17.90%	-3.73%	-2.55%	6.66%
Fundamental Value Fund###	19.73%	N/A	N/A	0.85%
Value Equity Fund#	17.66%	N/A	N/A	-0.51%
Large Cap Value Fund**	19.84%	-1.10%	N/A	-0.95%
Indexed Equity Fund††	18.53%	-3.94%	-1.05%	1.54%
Blue Chip Growth Fund##	16.06%	N/A	N/A	-5.31%
Large Cap Growth Fund###	14.35%	N/A	N/A	-6.33%
Growth Equity Fund*	15.03%	-10.47%	N/A	-3.86%
Aggressive Growth Fund**	20.48%	-11.11%	N/A	-13.78%
OTC 100 Fund**	31.74%	-12.02%	N/A	-18.41%
Focused Value Fund**	30.00%	17.10%	N/A	15.32%
Small Company Value Fund###	25.74%	N/A	N/A	8.63%
Small Cap Equity Fund†	20.87%	4.71%	4.62%	7.92%
Mid Cap Growth Equity Fund*	19.96%	-10.62%	N/A	-3.04%
Mid Cap Growth Equity II Fund***	24.91%	2.27%	N/A	3.12%
Small Cap Growth Equity Fund*	28.67%	-1.30%	N/A	5.27%
Small Company Growth Fund###	39.64%	N/A	N/A	4.93%
Emerging Growth Fund**	30.14%	-8.84%	N/A	-13.17%
International Equity Fund†	33.16%	-5.94%	1.82%	3.94%
Overseas Fund#	20.34%	N/A	N/A	-0.95%

†	For the period October 3, 1994 (commencement of operations) through December 31, 2003.
††	For the period March 1, 1998 (commencement of operations) through December 31, 2003.
*	For the period May 3, 1999 (commencement of operations) through December 31, 2003.
**	For the period May 1, 2000 (commencement of operations) through December 31, 2003.
***	For the period June 1, 2000 (commencement of operations) through December 31, 2003.
#	For the period May 1, 2001 (commencement of operations) through December 31, 2003.
##	For the period June 1, 2001 (commencement of operations) through December 31, 2003.
###	For the period December 31, 2001 (commencement of operations) through December 31, 2003.

Performance Comparisons

From time-to-time and only to the extent the comparison is appropriate for the Funds, the Trust may quote the performance of the Funds in advertising and other types of literature and may compare the performance of the Funds to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

Performance information for the Funds may be compared, in reports and promotional literature, to the S&P 500 Index, the S&P MidCap 400 Index, the S&P SmallCap 600 Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Russell 2500 Index, the Russell 3000 Index, the Russell MidCap Growth Index, the Russell 1000 Value Index, the NASDAQ 100 Index (with respect to the OTC 100 Fund), the Lehman Brothers 20+ Treasury Index, Donoghue’s Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, Lehman Brothers Government Bond Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate

Aggregate Bond Index, Lehman Brothers Treasury Bond Index, Lehman Brothers 1-3 Year Government Bond Index, Lehman U.S. Treasury Inflation Note Index, Lipper Balanced Fund Average, Lipper Growth Fund Average, Lipper Balanced Fund Index, Lipper Flexible Portfolio Fund Average, Lehman Brothers Intermediate Treasury Index, 91-Day Treasury Bill Average, Citigroup 3-Month Treasury Bill Index, Morgan Stanley Capital International Index for Europe, Australasia and the Far East (“MSCI EAFE Index”), or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare a Fund’s results with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

The Trust also may use the following information in advertisements and other types of literature, but only to the extent the information is appropriate for the Funds: (1) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (2) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (4) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund’s historical performance or current or potential value with respect to the particular industry or sector.

Each Fund’s performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., (including the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average), Donoghue’s Money Fund Report, including Donoghue’s Taxable Money Market Fund Average or Morningstar, Inc., independent services which monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare a Fund’s past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

OTHER ADVERTISING ITEMS

The Trust may discuss in advertising and other types of literature that a Fund has been assigned a rating by a NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by such Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund’s shares since the rating would not comment on the market price of the Fund’s shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare a Fund’s performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund’s past performance with other rated investments. Of course past performance cannot be a guarantee of future results. General mutual fund statistics provided by the Investment Company Institute may also be used.

TAXATION

Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities). If a Fund fails to qualify as a regulated investment company, it will be treated as an ordinary corporation for federal income tax purposes.

As a regulated investment company electing to have its tax liability determined under Subchapter M, in general a Fund will not be subject to federal income tax on its ordinary income or capital gains that are distributed. As a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. Long-term capital gains generally will be subject to a 20% tax rate.

Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes. Investment income and gains received by a Fund from sources outside the United States might be subject to foreign taxes which are withheld at the source. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which its assets will be invested, the amount of the assets invested in each such country and the possible applicability of treaty relief.

Each of the International Equity Fund and the Overseas Fund may be eligible to make an election under Section 853 of the Code so that any of its shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by Section 904 of the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. Each of the International Equity Fund and the Overseas Fund will notify its shareholders each year of the amount of dividends and distributions and the shareholder’s pro rata share of qualified taxes paid by the Fund to foreign countries. Investment by a Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.”

Redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Long-term capital gains generally will be subject to a 20% tax rate. However, a loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. The state and local tax effects of distributions received from a Fund, and any special tax considerations associated with foreign investments of the Fund, should be examined by investors with regard to their own tax situation.

A Fund’s transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Fund to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Fund has invested and their face value (“original issue discount”) is considered to be income to the Fund each year even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will make up a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action. This discussion of the federal income tax treatment of the Fund and its shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Fund may be made.

EXPERTS

Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as counsel to the Trust.

The financial statements of each of the Funds are set forth in the Funds’ Annual Report as of December 31, 2003, and are incorporated herein by reference in reliance on the report of Deloitte & Touche LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. A copy of the Funds’ Annual Report as of December 31, 2003 is available, without charge, upon request by calling 888-309-3539.

GLOSSARY

Currency Transactions:    include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

Duration:    indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment sub-adviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO:    means a nationally recognized statistical rating organization. For a description of the ratings of two NRSROs, Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities:    include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

The name MassMutual Institutional Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant Fund shall be bound.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed-income securities by S&P and Moody’s are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P and Moody’s commercial paper, bond and municipal securities ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1    This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2    Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA    Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA    Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A    Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A    Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa    Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MassMutual Institutional Funds (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the general policy of the Funds, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate voting responsibilities and duties with respect to all proxies to the investment sub-advisers (the “Sub-Advisers”) of the Series.

I.	General Principles

In voting proxies, the Sub-Advisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Sub-Advisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II.	Sub-Advisers

1.	The Sub-Advisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and the Funds annually. The Sub-Advisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2.	The Sub-Advisers shall each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as investment sub-adviser and shall furnish such records to MassMutual and the Funds annually.

3.	The Sub-Advisers shall report any exceptions to their respective proxy voting policies to MassMutual quarterly.

4.	The Sub-Advisers shall provide the Funds and MassMutual with all such information and documents relating to the Sub-Adviser’s proxy voting in a timely manner, as shall be necessary for the Funds and MassMutual to comply with applicable laws and regulations.

III.	The Funds and MassMutual

1.	The officers of the Funds shall annually update the Trustees after a review of the Sub-Advisers’ proxy voting policies and actual voting records.

2.	The Trustees of the Funds shall not vote proxies on behalf of the Funds or the Series.

3.	MassMutual shall not vote proxies on behalf of the Funds or the Series.

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for

Voting Proxies on Behalf of Discretionary Client Accounts

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors:    Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:    Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

Changes in Capital Structure:    Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions:  Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights:    Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance:    Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures:    Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation:    Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility:    Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management’s recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Acting General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

July 2003

ALLIANCE CAPITAL MANAGEMENT L.P.

Description of Proxy Voting Policies and Procedures

On January 31, 2003 the Securities and Exchange Commission adopted Rule 206(4)-6 of the Investment Advisers Act of 1940 which places certain requirements on investment advisers who have voting authority over client securities. The rule requires, among other things, that advisers provide their clients with a description of their voting policies and procedures, disclose to clients where they can get a full copy of the policies and procedures and disclose how they can obtain information about how their adviser voted with respect to their securities. Set forth below is a description of our proxy voting policies and instructions regarding how clients may obtain proxy voting information.

As a registered investment adviser that exercises proxy voting authority over client securities, Alliance Capital Management L.P. has a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in our clients’ best interests. In this regard, we have adopted a Statement of Policies and Procedures for Voting Proxies on Behalf of Discretionary Client Accounts (the “Statement of Policies and Procedures”). This Statement of Policies and Procedures reflects the policies of Alliance Capital, including its Bernstein Investment Research and Management unit, and Alliance Capital’s investment management subsidiaries.

Our Statement of Policy and Procedures is a set of proxy voting guidelines that, when followed, is intended to maximize the value of the securities in our clients’ accounts. It describes Alliance Capital’s approach to analyzing voting issues, identifies the persons responsible for determining how to vote proxies and includes our procedures for addressing material conflicts of interest that may arise between our interests and those of our clients in connection with our consideration of a proxy.

In addition, we have adopted a Proxy Voting Manual that provides further detail into our proxy voting process and addresses a range of specific voting issues.

Clients may obtain a copy of the Statement of Policies and Procedures, our Proxy Voting Manual, as well as information about how Alliance Capital voted with respect to their securities by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request to: Mark R. Manley, Senior Vice President and Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

American Century Investment Mangement, Inc.

Proxy Voting Policies

American Century Investment Management, Inc. (“American Century”) is the investment manager for a variety of clients, including the American Century family of mutual funds. As such, it has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by American Century.

General Principles

In voting proxies, American Century is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. American Century will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, American Century will vote proxies in the manner that we believe will do the most to maximize shareholder value.

Specific Proxy Matters

A.  Routine Matters

1.  Election of Directors

a.  Generally.    American Century will generally support the election of directors that result in a board made up of a majority of independent directors. In general, American Century will vote in favor of management’s director nominees if they are running unopposed. American Century believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. American Century of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management’s director nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management’s nominees are opposed in a proxy contest, American Century will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where American Century’s clients are significant holders of a company’s voting securities, management’s recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

b.  Committee Service.    American Century will withhold votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

c.  Classification of Boards.    American Century will support proposals that seek to declassify boards. Conversely, American Century will oppose efforts to adopt classified board structures.

d.  Majority Independent Board.    American Century will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can helps to facilitate objective decision making and enhances accountability to shareholders.

e.  Withholding Campaigns.    American Century will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (a) through (d) above.

2.  Ratification of Selection of Auditors

American Century will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. American Century believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.

B.  Equity-Based Compensation Plans

American Century believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. American Century recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. American Century will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

American Century will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by American Century’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

American Century will generally vote against the adoption of plans or plan amendments that:

•	provide for immediate vesting of all stock options in the event of a change of control of the company (see “Anti-Takeover Proposals” below);

•	reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. American Century will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	establish restriction periods shorter than three years for restricted stock grants;

•	do not reasonably associate awards to performance of the company; and

•	are excessively dilutive to the company.

C.  Anti-Takeover Proposals

In general, American Century will vote against any proposal, whether made by management or shareholders, which American Century believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

1.  Cumulative Voting

American Century will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. American Century believes that the elimination of cumulative voting constitutes an anti-takeover measure.

2.  Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, American Century believes that staggered boards are primarily an anti-takeover device and will vote against them. However, American Century does not necessarily vote against the re-election of staggered boards.

3.  “Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, American Century will vote against blank check preferred stock. However, American Century may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

4.  Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. American Century generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

5.  Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. American Century finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

6.  Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. American Century will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, American Century will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

7.  “Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. American Century believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

8.  “Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. American Century will carefully examine all fair price proposals. In general, American Century will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

9.  Limiting the Right to Call Special Shareholder Meetings.

The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. American Century believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

10.  Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. American Century believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. American Century will generally vote against all forms of poison pills.

We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will—in our view—likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

11.  Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, American Century will evaluate the specifics of the plan presented.

12.  Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

We will examine reincorporation proposals on a case-by-case basis. If American Century believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, American Century will vote affirmatively.

13.  Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. American Century believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.

14.  Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. American Century believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, American Century will vote in favor of opting out of restrictive state takeover laws.

C.  Other Matters

1.  Shareholder Proposals Involving Social, Moral or Ethical Matters

American Century will generally vote management’s recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder’s preferences regarding such issues is often unclear. Where this is the case, American Century believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of American Century clients, and therefore will review management’s assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.

Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. American Century believes that such proposals are better addressed outside the corporate arena, and will vote with management’s recommendation; in addition, American Century will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

2.  Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. American Century believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.

3.  Indemnification

American Century will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

4.  Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and American Century will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

5.  Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. American Century believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

6.  Directors’ Stock Options Plans

American Century believes that stock options are an appropriate form of compensation for directors, and American Century will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

7.  Director Share Ownership

American Century will vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give American Century staff the opportunity to ask additional questions about the matter being presented. Companies with which American Century has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for American Century clients, our proxy voting personnel regularly catalog companies with whom American Century has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, American Century will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by American Century staff, which is overseen by the General Counsel of American Century, in consultation with equity managers. Electronic records will be kept of all votes made.

Original 6/1/1989

Revised 12/05/1991

Revised 2/15/1997

Revised 8/1/1999

Revised 7/1/2003

CLOVER CAPITAL MANAGEMENT, INC.

(as Amended July 23, 2003)

1.  Proxy Voting Policies

Clover Capital Management, Inc. (“Clover Capital”) votes the proxies received by it on behalf of its client shareholders unless the client has specifically instructed it otherwise.

Clover Capital shall vote proxies related to securities held by any client in a manner solely in the interest of the client. Clover Capital shall consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client’s investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. As part of the process, Clover Capital subscribes to an outside proxy consultant, Institutional Shareholder Services “ISS”, and utilizes its data and analysis to augment the work done by Clover Capital’s relevant analyst (i.e. the analyst responsible for that particular security). However, in voting on each and every issue, the relevant analyst will be ultimately responsible for voting proxies in the best interests of Clover Capital’s clients and shall vote in a prudent, diligent fashion and only after a careful evaluation of the issue presented on the ballot.

a.  Proxy Voting Procedures

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries), Clover Capital, through its relevant analysts, will be responsible for voting the proxies related to that account.

All proxies and ballots will be logged in upon receipt and the materials, which include ISS’s proxy voting recommendations, will be forwarded to the appropriate analyst for review. The analyst then votes the proxies which may or may not correspond to the ISS recommendations. In practice, the ISS recommendations correspond with most of Clover Capital’s analysts’ proxy voting decisions.

Clover has standard reasons for and against proposals, which have been approved by the Clover Compliance Department. After reviewing the proxy, the analyst will report how he/she wants to vote along with the rationale to be used when voting.

Should an analyst respond with a new rationale, it will be approved by the Clover Compliance Department before the vote is cast.

Proxies received will be voted promptly in a manner consistent with the Proxy Voting Policies and Procedures stated and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

Records are kept on how each proxy is voted. Such records may be maintained by a third party proxy consultant that will provide a copy of the documents promptly upon request.

On an ongoing basis, the analysts will monitor corporate management of issuers for securities they cover and for which are held in clients’ accounts and where appropriate will communicate with the management of such issuers.

Periodically, or at least annually, the Clover Compliance Department will:

•	Review our proxy voting process and verify that it is being implemented in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

•	When requested by client, report to the client how each proxy sent to Company on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written matter;

•	Review the files to verify that records of the voting of the proxies have been properly maintained, which is keeping records on site for 2 years and off site in storage thereafter; and

•	When requested, prepare a written report for a client regarding compliance with the Proxy Voting Policies and Procedures.

•	Review the Proxy Voting Policies and Procedures to insure they are up-to-date.

Proxy Voting Guidelines

In the interest of good corporate governance and the best interest of our clients, the following general guidelines will be employed when voting corporate proxies on behalf of Clover Capital’s clients. Clover Capital does, however, recognize that unusual circumstances may merit occasional deviation from these guidelines, but it expects those situations to be the rare exception to the following rules:

a.  Clover Capital will vote against the authorization of new stock options if the sum of the newly authorized option package and all existing options outstanding exceeds 7% of the firm’s total outstanding shares. While Clover Capital recognizes the incentive benefits that options can provide, Clover Capital believes that a dilutive effort beyond 7% of the share base offsets the benefits. An exception to this 7% limitation may be made in cases where a new management team has been hired from outside the company within the prior 12 months and has therefore not been a party to any existing option package at that particular firm.

b.  Clover Capital will favor the annual election of directors.

c.  Clover Capital will oppose the re-incorporation of domestic companies into other nations.

d. Clover Capital will oppose shareholder resolutions that are motivated by the social beliefs of the resolution’s sponsor rather than designed to maximize shareholder value or improve a company’s governance practices.

e.  Clover Capital will vote to retain a company’s current public auditor unless we have reason to believe the shareholder will benefit from an auditor change.

f.  Clover Capital will vote against the creation of so called “poison pills” and for shareholder resolutions calling for their removal.

g.  Clover Capital will generally favor shareholder proposals which separate the position of Board Chair and Chief Executive Officer.

h.  Clover Capital will vote in favor of shareholder proposals calling for the expensing of stock options, because failure to do so results in chronic overstatement of earnings, which is not helpful to shareholders.

i.  Clover Capital will vote in favor of shareholder proposals calling for the replacement of “super majority” vote thresholds with simple majority vote requirements.

2.  Conflicts of Interest

Clover Capital stock is not publicly traded, and Clover Capital is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Clover Capital affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Clover Capital is a publicly traded company in its own right, Clover Capital may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Clover Capital believes that any particular proxy issues involving companies that engage Clover Capital, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, Clover Compliance will determine, by surveying the Firm’s employees or otherwise, whether Clover Capital, an affiliate or any of their officers has a business, familial or personal relationship with the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such conflict of interest is found to exist, Clover Capital will ensure that any such conflict of interest does not influence Clover Capital’s vote by adhering to all recommendations made by the outside proxy consultant that Clover Capital utilizes. Clover Capital will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

DAVID L. BABSON & COMPANY INC.

PROXY VOTING POLICIES AND PROCEDURES

Amended and Restated as of July 1, 2003

I.  Purpose

The purpose of these proxy voting policies and procedures (the “Policy”) is to ensure that David L. Babson & Company Inc. (“Babson”) fulfills its responsibility under Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Rule 206(4)-6 requires, among other matters, that Babson adopt written policies and procedures that are reasonably designed to ensure that Babson votes client securities in the best interests of such clients and describe how Babson addresses material conflicts that may arise between Babson’s interests and those of its clients.

II.  Proxy Voting Policy

Babson views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e. prudently and in a manner believed by Babson to best protect and enhance an investor’s returns). To implement this general principle, it is Babson’s policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services (“ISS”), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS’s proxy voting guidelines. A summary of ISS’s current proxy voting guidelines is attached as Appendix A.

Babson recognizes, however, that there may be times when Babson believes that it will be in the best interests of clients holding the securities to be voted to (1) vote against ISS’s recommendations or (2) in cases where ISS has not provided Babson with any recommendations with respect to a proxy1, vote against ISS’s proxy voting guidelines. Babson may vote, in whole or part, against ISS’s recommendations or ISS’s proxy voting guidelines, as applicable, if such vote is authorized by the Policy. The procedures set forth herein are designed to ensure that votes against ISS’s recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a “Material Conflict”). For purposes of the Policy, a Material Conflict shall mean any position, relationship or interest, financial or otherwise, of Babson (or any person authorized under the Policy to vote proxies on behalf of Babson) that would or could reasonably be expected to affect Babson’s or such person’s independence or judgment concerning how to vote proxies.

III.  Administration of Proxy Voting Policy

A.  Proxy Committee:    Babson hereby creates a standing committee of Babson officers to be called the Proxy Committee. Members of the Proxy Committee shall be appointed (and may be discharged) by the Chief Executive Officer of Babson. The Committee shall (1) review the Policy and Babson’s implementation of the Policy, including ISS’s Guidelines and how proxies have been voted, at least annually to ensure that it serves its intended purpose, (2) make such amendments to the Policy as it deems necessary or appropriate to ensure that proxies are voted in clients’ best interests, provided that any such amendment is approved by Babson’s Chief Executive Officer and General Counsel, (3) approve the Proxy Voting Form(s), (4) provide for the disclosures required by Section VI below, and (5) report to Babson’s Board of Directors regarding any amendments to the Policy. A majority of the members of the Proxy Committee shall constitute a quorum for the conduct of business and the act of a majority or more of the members present at a meeting at which a quorum is present shall be the act of the Proxy Committee. The Proxy Committee may also act by a written instrument signed by a majority of its members. The Proxy Committee may also designate one or more Proxy Committee members who shall each be individually authorized to vote proxies to the extent provided in Section IV.

[1]	If a proxy involves an issue not addressed by ISS’s Guidelines, it shall be analyzed on a case-by-case basis.

B.  Proxy Administrators:    Babson’s Chief Operating Officer shall designate one or more Proxy Administrators (each, a “Proxy Administrator”). The Proxy Administrator shall have such responsibilities as are set forth in this Policy and such additional responsibilities as may be provided for by the Proxy Committee.

IV.  Proxy Voting Procedures

A.  New Account Procedures:    Babson’s investment management agreements for its institutional equity investment accounts and its private clients group accounts generally convey the authority to vote proxies to Babson. When the agreement states that the client has delegated proxy-voting authority to Babson, Babson will vote such proxies in accordance with this Policy. In the event a client makes a written request that Babson vote in accordance with such client’s proxy voting policy and provides the client’s proxy voting policy to Babson, Babson will vote as instructed by the client. In the event a contract is silent on the matter, Babson should get written confirmation from such client as to its preference, where possible. Because proxy voting is integral to the investment process, Babson takes the position that it will assume proxy voting responsibilities in those situations where the contract is silent and the client has provided no further instructions as to its preferences.

B.  Handling of Proxies:    All proxy statements and proxy cards received by a Babson employee are to be immediately forwarded to the designated Proxy Administrator for logging and posting of votes. If a proxy statement is received by an office for which there is no Proxy Administrator, such proxy statement shall be immediately forwarded to the Springfield Proxy Administrator.

C.  Voting Proxies:    Babson will generally vote all client proxies in accordance with ISS’s recommendation or proxy voting guidelines, unless a person(s) authorized by the Proxy Committee (each, a “Proxy Analyst”), the Proxy Committee or designated member of the Proxy Committee, as applicable, determines that it is in clients’ best interests to vote against ISS’s recommendation or proxy voting guidelines2. In these cases:

If (i) a Proxy Analyst recommends that a proxy should be voted against ISS’s recommendation or proxy voting guidelines, and (ii) no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and (iii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator, the Proxy Administrator will vote the proxy or post the proxy for voting in accordance with the Proxy Analyst’s recommendation. Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Administrator has identified a Babson Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict personal to him or her self or a Babson Material Conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS’s recommendation or proxy voting guidelines only if the Proxy Committee determines that such vote is in the clients’ best interests.

No employee, officer or director of Babson or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson votes any proxy, unless such person has been requested to provide such assistance by a Proxy Analyst or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson’s General Counsel.

V.  Required Disclosures/Client Request for Information

Babson shall include a concise summary of this Policy in its Form ADV Part II, as well as instructions as to how an advisory client may request a copy of the Policy and/or a record of how Babson voted the client’s proxies. Any client requests for copies of the Policy or a record of how Babson voted the client’s proxies shall be directed to the designated Proxy Administrators, who shall provide the information to the appropriate client service representative in order to respond to any such client in a timely manner.

VI.  Record Keeping Requirements

For Babson’s equity investment clients for which it has discretionary proxy voting authority, Babson has contracted with ISS to retain:

(1)	All proxy statements regarding client securities; and

(2)	All records of votes cast on behalf of clients

for such time periods set forth in the SEC Rule 206(4)-6, under the Advisers Act.

For all other clients and for any proxies received with respect to which ISS has not provided Babson with a recommendation; such information shall be retained by the Proxy Administrators for the Babson office receiving the proxy for such time periods set forth in the SEC Rule 206(4)-6 under the Advisers Act. To the extent that such records relate to proxies voted on behalf of an investment company for which Babson serves as investment adviser or investment sub-adviser, such records shall include the following detail:

(1)	The name of the issuer of the portfolio security;

(2)	The exchange ticker symbol of the portfolio security;

(3)	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security, if available;

(4)	The shareholder meeting date;

(5)	A brief identification of the matter voted on;

(6)	Whether the matter was proposed by the issuer or by a security holder;

(7)	Whether the investment company client cast its vote on the matter;

(8)	How the investment company client cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9)	Whether the investment company client cast its vote for or against management.

In addition, the Proxy Administrator for each office shall retain for such time periods as set forth in the SEC Rule 206(4)-6 under the Advisers Act:

(1)	The Policy and any amendments thereto;

(2)	All Proxy Voting Forms (including any related document created by the Portfolio Manager or the Proxy Committee that was material to making a decision on how to vote the proxy); and

(3)	All records of client written requests for proxy voting information and the responses thereto.

VII.  Amendments

This Policy has been approved by the Chief Executive Officer and General Counsel of Babson and may be amended by the Proxy Committee with the approval of the Chief Executive Officer and the General Counsel.

APPENDIX A

Effective February 1, 2004

ISS Proxy Voting Guidelines Summary

Following is a concise summary of ISS’s proxy voting policy guidelines.

1.  Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

2.  Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards

•	Compensation Committee members if there is a disconnect between the CEO’s pay and performance

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.  Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.  Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.  Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.  Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.  Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.  Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9.  Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

•	The plan expressly permits repricing without shareholder approval for listed companies; or

•	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•	Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.  Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

Summary of Davis Advisors’

Proxy Voting Procedures and Policies

Davis Selected Advisers, L.P. (“Davis Advisors”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Procedures and Policies and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors’ Proxy Voting Procedures and Policies, and/or a copy of how their own proxies were voted, by writing to:

Davis Selected Advisers, L.P.

Attn: Chief Compliance Officer

2949 East Elvira Road, Suite 101

Tucson, Arizona, 85706

A copy of Davis Advisors’ Proxy Voting Procedures and Policies is also included in Davis Advisors’ Form ADV Part II.

Board of Directors Issues

We look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor.

Directors also bear responsibility for the presentation of a company’s financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies.

We generally vote against proposals to classify the board. We generally vote for proposals to repeal classified boards and to elect all directors annually.

Executive Compensation

We believe in paying for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well.

Corporate Governance Issues

Two principals which Davis Advisors focuses on in considering corporate governance issues are (i) Preserve and expand the power of shareholders in areas of corporate governance; and (ii) Allow responsible management teams to run the business

We will generally vote against management proposals to ratify a poison pill. We will generally vote for shareholder proposals to redeem a poison pill.

We will generally vote against dual class exchange offers. We will generally vote against dual class recapitalizations.

We will generally vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

We will generally vote against proposals to classify the board. We will generally vote for proposals to repeal classified boards and to elect all directors annually.

We will generally vote against proposals that provide that directors may be removed only for cause. We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

We will generally vote for proposals to ratify auditors, unless any of the following apply: (i)An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent, (ii) Fees for non-audit services are excessive, or (iii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Conflicts of Interest

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors’ interests and those of its clients.

Davis Advisors’ Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1)	Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;

(2)	Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;

(3)	Davis Advisors may obtain guidance from an independent third party;

(4)	The potential conflict may be immaterial; or

(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

Fidelity Fund Proxy Voting Guidelines

(Funds Sub-advised by FMR Co.)

March 2004

I.  General Principles

A.  Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B.  Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

C.  Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II.  Portfolio shares should generally be voted against anti-takeover proposals, including:

A.  Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

B.  Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer’s Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

C.  Authorization of “Blank Check” Preferred Stock.

D.  Golden Parachutes:

1.  Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

2.  Compensation contracts for outside directors.

3.  Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

4.  Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

E.  Supermajority Provisions.

F.  Poison Pills:

1.  Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

2.  FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

3.  FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company’s Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

4.  Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

5.  If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company’s Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

G.  Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

H.  Transfer of authority from shareholders to directors.

I.  Reincorporation in another state (when accompanied by anti-takeover provisions).

III.  Stock Option Plans

A.  Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

1.  The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

2.  The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

3.  The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

4.  The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan’s terms.

5.  However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

a.  They are granted by a compensation committee composed entirely of independent directors.

b.  They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

6.  The plan’s terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan’s express terms, or board resolution, are met:

a.  The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b.  The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management’s control; and

c.  The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

7.  Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company’s executive officers, that no shares are currently available for such options under the company’s existing plans, and that such options need to be granted before the company’s next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders’ meeting.

8.  For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

B.  FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company’s board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

C.  Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

1.  Whether the repricing proposal excludes senior management and directors;

2.  Whether the options proposed to be repriced exceeded FMR’s dilution thresholds when initially granted;

3.  Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

4.  The company’s relative performance compared to other companies within the relevant industry or industries;

5.  Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6.  Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV.  Restricted Stock Awards (“RSA”) should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

A.  The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

B.  The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

C.  The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan’s terms.

D.  The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

E.  However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

1.  They are granted by a compensation committee composed entirely of independent directors.

2.  They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

F.  For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

G.  Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

1.  Whether the restricted stock award exchange proposal excludes senior management and directors;

2.  Whether the options proposed to be exchanged exceeded FMR’s dilution thresholds when initially granted;

3.  Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

4.  The company’s relative performance compared to other companies within the relevant industry or industries;

5.  Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6.  Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.  Other Stock-Related Plans should be evaluated on a case-by-case basis:

A.  Omnibus Stock Plans—vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

B.  Employee Stock Purchase Plans—vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock’s fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing “best practices,” as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

C.  Stock Awards (other than stock options and RSAs)—generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.  Unusual Increases in Common Stock:

A.  An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

B.  Measured as follows:    requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII.  Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII.  With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX.  Greenmail—Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X.  Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

A.  Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI.  Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII.  Portfolio shares should be voted in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII.  Employee Stock Ownership Plans (“ESOPs”) should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV.  Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.  Avoidance of Potential Conflicts of Interest

Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies’ relationship, business or otherwise, with that portfolio company.

FMR applies the following policies and follows the procedures set forth below:

A.  FMR has placed responsibility for the Funds’ proxy voting in the FMR Legal Department.

B.  The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds’ Board of Trustees.

C.  The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

D.  When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund’s registration statement, FMR will use pass through voting or echo voting procedures.

XVI.  Executive Compensation

FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII.  Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

A.  Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company’s auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company’s auditor.

B.  Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company’s auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company’s auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX.  Incorporation or Reincorporation in Another State or Country

Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

HARRIS ASSOCIATES L.P.

PROXY VOTING POLICIES

Harris Associates L.P. (“Harris”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management’s recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.

VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

1.  Harris will normally vote in favor of the slate of directors recommended by the issuer’s board provided that a majority of the directors would be independent.

2.  Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3.  Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

4.  Harris will normally vote in favor of proposals regarding director indemnification arrangements.

5.  Harris will normally vote against proposals advocating classified or staggered boards of directors.

6.  Harris will normally vote in favor of cumulative voting for directors.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

1.  Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.  Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

3.  Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

1.  Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

2.  Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

3.  Harris will normally vote in favor of proposals to require expensing of options.

4.  Harris will normally vote against proposals to permit repricing of underwater options.

5.  Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

6.  Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

7.  Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

1.  Harris will normally vote in favor of proposals to increase authorized shares.

2.  Harris will normally vote in favor of proposals to authorize the repurchase of shares.

3.  Harris will normally vote against proposals creating or expanding supermajority voting rights.

4.  Harris will normally vote against the issuance of poison pill preferred shares.

5.  Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

6.  Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

Social Responsibility Issues

Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services (“ISS”). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee.    The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris’ Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

Proxy Administrator.    The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

Proxy Voting Services.    Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

Voting Decisions.    As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm’s research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm’s Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services’ guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

Voting Ballots.    For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds’ custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds’ custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm’s own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

Recordkeeping and Reporting.    Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

MTB INVESTMENT ADVISORS, INC.

PROXY VOTING POLICY

INTRODUCTION

MTB Investment Advisors, Inc. acknowledges that among its duties as a fiduciary to its clients is the obligation to protect the interests of its clients by voting the shares held by its clients’ accounts. In order to ensure that shares are voted in all appropriate circumstances, Adviser will exercise voting discretion as to all shares unless voting discretion is specifically reserved for the client or assigned to a third party in the advisory contract. To ensure that shares are voted in a consistent manner and in the best interest of its clients, Adviser has adopted this Proxy Voting Policy.

GENERAL STANDARDS AND APPROACH

Each year, the Adviser receives hundreds of proxy solicitations with respect to voting securities held in client accounts. The matters to be voted upon may be proposals of management or of stockholders, and cover a diverse assortment of complex issues. Whether the interests of shareholders are best served by a vote “for” or “against” a proposal often depends upon the context, the effects that adoption could have on the company’s business, and the motivations of the parties making the proposal. These determinations require a considerable investment of time, resources and expertise.

Given the sheer volume of proxies, and the broad spectrum of issues to be voted upon, the proxy voting process represents a considerable administrative burden. In order to efficiently discharge its duty to vote proxies, Adviser has engaged a third party, Institutional Shareholder Services, Inc. (“ISS”) to perform the function of analyzing and providing recommendations on voting proxies.

ISS is the acknowledged industry leader in assisting institutional shareholders with the types of proxy analysis described above. Adviser has reviewed the policies and considerations applied by ISS in voting proxies and found them to be fully consistent with the policies of Adviser, which are set forth in detail herein. Accordingly, Adviser will generally follow the ISS recommendations in voting proxies.

In general, Adviser believes that it is in the best interests of its clients to vote its clients’ shares so as to promote the alignment of the interests of corporate management with the interests of its shareholders, to improve the accountability of corporate management to its shareholders, to reward good performance by management, and to approve proposals that Adviser believes will result in financial rewards for its clients.

Adviser reserves the right to override any voting policy stated below when it believes that a vote contrary to a policy would be in the best interest of Adviser’s clients. Any vote contrary to a stated policy must be approved by the Trade Management Oversight Committee of the Adviser’s Board of Directors, or that Committee’s designee. A written summary of the considerations in making the voting decision should be prepared and retained with the records of the proxy.

Adviser believes that addressing its proxy voting obligations as described in this Proxy Voting Policy will promote the best interests of shareholders, and therefore, will be in the best interests of Adviser’s clients.

CONFLICTS OF INTEREST

Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

The Trade Management Oversight Committee has reviewed a copy of the ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Adviser as result of business conducted by ISS. The Trade Management Oversight Committee believes that the policies, procedures and practices followed by ISS minimize the potential conflicts of interest by ISS in making voting recommendations to Adviser.

Whenever a portfolio manager determines that it is in a client’s best interest to vote on a particular proposal in a manner other than in accordance with the guidelines set forth in this Proxy Voting Policy, or the policy does not address how to vote on the proposal, the portfolio manager shall present the matter to the Trade Management Oversight Committee, which shall be responsible for evaluating information relating to conflicts of interest in connection with the voting of the client proxy.

For purposes of identifying conflicts under this policy, the Trade Management Oversight Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by employees of Adviser, and other information actually known by a member of the Trade Management Oversight Committee.

In the event that the Trade Management Oversight Committee determines that Adviser has a material conflict of interest with respect to a proxy proposal, then Adviser shall either:

1.  Vote on the proposal in accordance with the recommendation of the Trade Management Oversight Committee or that committee’s designee;

OR

2.  Prior to voting on the proposal, either:

(i)  Contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and will vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or

(ii)  Fully disclose the nature of the conflict to the client(s), and obtain the client’s consent as to how Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

Adviser may not address a material conflict of interest by abstaining from voting, unless the Trade Management Oversight Committee (or that committee’s designee) has determined that not voting the proxy is in the best interest of a client. However, as indicated above, there may be other circumstances where Adviser determines that refraining from voting a proxy is in the client’s best interest and the existence of a material conflict of interest shall not affect such a determination.

The Trade Management Oversight Committee shall document the manner in which proxies involving a material conflict of interest have been voted by Adviser as well as the basis for any determination that Adviser does not have a material conflict of interest in respect of a particular matter.

ROUTINE MATTERS

1.  VOTING FOR DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS.

Adviser will vote for the candidates nominated by management in uncontested elections unless there is a basis or reason for opposing such candidates, in which event Adviser shall withhold its vote for such candidates.

To the extent practicable, Adviser will consider the following factors when assessing reasons for opposing candidates in uncontested elections and making case-by-case voting determinations in contested elections:

•	Long-Term Corporate Performance Record. When Adviser believes that there has been consistent underperformance by a company, Adviser will consider the potential for effecting change when evaluating incumbent candidates and first-time candidates. As part of this consideration, Adviser will examine the company’s financial performance measures, market-based performance measures, S&P Common Stock rankings, and any other applicable performance measures.

•	Composition of the Board and Key Board Committees. Adviser will consider a director to be independent if he or she has no connection to the company other than a board seat. Even if the board member has served on the board for over ten years, he/she will still be considered to be an independent director.

Key board committees such as audit, compensation, and nominating committees should be composed entirely of independent directors. Votes for insider directors will normally be withheld if they serve on any of these committees. In addition, votes for inside directors should be withheld in instances where the full board serves as the audit, compensation, or nominating committee or in instances where the company does not have one of these committees.

•	Attendance at Meetings. An incumbent candidate should have attended at least 75 percent of the board and committee meetings. Mitigating circumstances for absenteeism may include the convening of relatively few meetings and other reasonable justifications that are not likely to reoccur.

•	Director’s Investment in the Company. Ownership of a significant block of stock is a positive factor because it tends to align the director’s interests with those of the shareholders. The lack of any stock holding or a small holding may be a negative factor in the absence of an explanation. Stock ownership should not be a factor in the case of candidates, such as academics or religious leaders, who may be qualified to serve but lack the wealth to buy stock.

•	Retired Chief Executive Officers (CEOs). Nominations of retired CEOs to boards of the companies they headed are generally not favored but may be supported in exceptional circumstances. For example, the nomination of a retired CEO with an outstanding record of performance by a nominating committee composed of independent directors would be viewed more favorably than the nomination of a former CEO with a lackluster performance record by directors who owe their positions to him.

•	Number of Other Board Seats. A candidate generally should not serve on more than four boards at once (except boards of registered investment companies that are a family of funds), especially if he or she holds a regular, full-time position apart from being a director.

•	Other Factors. Any other factor bearing on the qualifications of candidates to serve as directors, including but not limited to conviction of a crime, payment of greenmail, appearance of entrenchment, interlocking directorships, etc., may be considered.

2.  RATIFYING AUDITORS.

Adviser will vote for resolutions to ratify auditors, unless there is reason to believe the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

CHANGES IN CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS

3.  MAJORITY OF INDEPENDENT DIRECTORS.

Adviser will generally vote for shareholder resolutions seeking boards composed of a majority of independent directors.

Adviser will vote for shareholder resolutions seeking board audit committees, compensation committees, and nomination committees composed exclusively of independent directors.

Exceptions to the rule may be made where the board is already sufficiently independent and is fulfilling its fiduciary duty making support of such proposals unnecessary.

4.  STAGGERED VERSUS ANNUAL ELECTIONS.

Adviser will vote for proposals to repeal classified boards and elect all directors annually.

Adviser will vote against proposals to classify boards.

A classified Board is one in which all directors are not elected in the same year; rather the directors’ terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors.

5.  CUMULATIVE VOTING.

Adviser will vote for proposals to permit cumulative voting in cases where there are insufficient good governance provisions and against in cases where there are sufficient good governance provisions.

Adviser will vote against proposals to eliminate cumulative voting.

Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned, which is the so-called “one share, one vote” standard. A minority of companies allow cumulative voting, which permits shareholders to distribute the total number of votes they have in any manner they see fit when electing directors. For example, if a shareholder owns 50,000 shares and three director seats are open for election, the shareholder may cast 150,000 votes for one candidate (or otherwise distribute his 150,000 votes as he desires).

While cumulative voting can be an important tool to promote management accountability, the need for such a policy should be evaluated in concert with the company’s other governance provisions. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting in not essential. However, it would be necessary for a company’s governing documents to contain the following provisions for Adviser to vote against providing for cumulative voting:

(a)  Annually elected board;

(b)  Majority of board composed of independent directors;

(c)  Nominating committee composed solely of independent directors;

(d) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests);

(e) Ability of shareholders to call special meetings or to act by written consent with 90 days’ notice;

(f) Absence of superior voting rights for one or more classes of stock. For example, an unacceptable structure could consist of two classes of stock where Class A stock was entitled to one vote per share and Class B stock was entitled to 10 votes per share;

(g)  Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders;

(h)  Absence of shareholder rights plan that can only be removed by the incumbent directors (dead hand poison pill);

(i)  (Optional) Published statement of board governance guidelines, including a description of the process for shareholders to submit director nominees that ensures valid nominees are considered.

In addition to these desired governance provisions, the company’s performance must be comparable to that of its peers or the board must have demonstrated its focus on increasing shareholder value by taking action to improve performance. For example, the board may have recently replaced management or changed strategic direction.

6.  PREEMPTIVE RIGHTS.

Adviser will vote on a case-by-case basis regarding shareholder proposals seeking preemptive rights.

Preemptive rights guarantee existing shareholders the first opportunity to purchase shares of new stock issues in the same class they already own and in an amount equal to the percentage of stock they own. While shareholders may not choose to exercise their right, it at least affords them some protection from involuntary dilution of their ownership interest, as well as an opportunity to save a brokerage commission. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices that are unfavorable to them. Generally, we do not believe the cost of implementing preemptive rights is justified by the value added to shareholders. In evaluating proposals on preemptive rights, Adviser will look at the size of the company and the characteristics of its shareholder base.

7.  STOCK OWNERSHIP REQUIREMENTS.

Adviser will vote against shareholder resolutions requiring directors to own a minimum amount of company stock to qualify as a director or remain on the board.

8.  TERM OF OFFICE.

Adviser will vote against shareholder proposals to limit the tenure of outside directors.

9.  AGE LIMITS

Adviser will vote against shareholder proposals to impose mandatory retirement age for outside directors.

10.  DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION.

Adviser will vote for proposals for indemnification and liability protection that satisfy the following conditions: (1) the director must have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, (2) such protection does not extend beyond legal expenses to acts involving gross negligence or other violations of the duty of care that exceed reasonable standards, (3) such protection does not extend to acts involving a breach of the duty of loyalty or self dealing, (4) such protection does not limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; and (5) such protection does not extend to acts involving criminal activity. Adviser will vote against proposals that are overly broad.

11.  SEPARATING CHAIRMAN AND CEO.

Adviser will vote shareholder proposals requiring that the positions of chairman and CEO be held separately on a case-by-case basis.

In cases in which corporate performance is average or better relative to a peer group and market index, Adviser will vote against shareholder proposals to separate the positions. In cases in which performance is below average, Adviser will generally vote for resolutions to separate the positions, especially if the same person has held both positions over a sustained period of underperformance.

12.  SHAREHOLDERS’ ABILITY TO REMOVE DIRECTORS.

Adviser will vote against proposals that provide that directors may be removed only for cause.

Adviser will vote for proposals to restore shareholder ability to remove directors with or without cause.

Adviser will vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Adviser will vote for proposals that permit shareholders to elect directors to fill board vacancies.

Shareholders’ ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, an individual company’s articles of incorporation, or its bylaws. Many companies have solicited shareholder approval prohibiting the removal of directors except for cause (guilty of self-dealing, fraud, or misappropriation of company assets). This type of prohibition insulates the directors from removal by shareholders even if the director has been performing poorly, not attending meetings, or not acting in the best interest of shareholders. In addition, proposals will often be bundled to contain provisions which specify that if a board vacancy exists, only the continuing directors may appoint new directors to fill the vacancies, further insulating the board by allowing directors to fill a vacancy of a board member removed by shareholders.

13.  SHAREHOLDERS’ ABILITY TO CALL SPECIAL MEETINGS.

Adviser will vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Adviser will vote for proposals that remove restrictions on the right of shareholders to call special meetings independently of management.

According to the Institutional Shareholder Services, Inc. (ISS) database, most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. The laws in some states vest corporations with the discretion to limit or deny altogether the right of shareholders to call a special meeting. States that provide this right may require that the shareholder proponent, or group of shareholders, own a specified percentage of the outstanding shares (10 percent is a common requirement) to bring the proposal for a special meeting to a shareholder vote. The percentage of shareholder votes required to force the corporation to call a special meeting varies from state to state. ISS reports that 129 of the S&P 500 companies either do not provide for the right of shareholders to call special meetings or place voting restrictions on the right. The remaining 371 companies allow the right to call special meetings.

Special meetings give shareholders the ability to take such actions as removing directors, initiating a shareholder resolution, or responding to a beneficial offer if the bidder cannot call a special meeting, without having to wait for the next scheduled meeting. The inability to call a special meeting could be detrimental to the interests of shareholders.

The most common management proposals regarding special meetings seek higher vote requirements to call special meetings or elimination of the right to special meetings.

These management proposals also may contain supermajority voting requirements for the amendment of special meeting restrictions, which effectively lock the restrictions in place. Shareholder resolutions regarding special meetings typically call for the restoration or expansion of the right to call special meetings.

14.  SHAREHOLDERS’ ABILITY TO ALTER THE SIZE OF THE BOARD.

Adviser will vote for proposals that seek to fix the size of the board.

Adviser will vote against proposals that give management the ability to alter the size of the board without shareholder approval.

15.  SHAREHOLDERS’ ABILITY TO ACT BY WRITTEN CONSENT.

Adviser will vote against proposals to restrict or prohibit shareholders from taking action by written consent.

Adviser will vote for proposals to allow or make easier shareholder action by written consent.

A consent solicitation is similar to a proxy solicitation: consents are mailed to shareholders for their vote and signature, and they are then delivered to management. The only procedural difference is that the consent process ends with delivery of the consents. If enough consents are returned, the subject of the consent is deemed ratified. By contrast, a proxy solicitation must end with a meeting because proxy cards merely authorize the indicated “proxy” to cast a vote at a shareholder meeting. A signed consent is itself a final vote and, as such, does not require a vote by proxy at a shareholder meeting.

Consent solicitations can be advantageous to both shareholders and management because the process is less expensive than holding a physical meeting, and shareholders can simply respond to the proposal by mail. Institutional Shareholder Services, Inc. (ISS) reports that 350 of the S&P 500 companies allow shareholder action by written consent. The remaining 150 companies either do not allow action by written consent or place restrictions on such action. Many states require a unanimous shareholder vote for the subject of a consent solicitation to become effective, according to ISS. In other states, consent subjects are ratified if the consent vote matches the ratification vote required at a shareholder meeting.

Detractors of the ability to act by written consent argue that since shareholders are not required to provide advance notice to the SEC of their intention to take action by written consent, a consent solicitation aimed at replacing a board or other takeover measure can be inherently coercive because it does not allow shareholders enough time to evaluate their actions properly. Shareholder rights advocates counter that institutional investors possess the expertise and resources to evaluate a consent solicitation in the allotted time.

PROXY CONTESTS

16.  VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS.

Contested elections involving the nomination of an entire board of directors in opposition to the current board (hostile takeover) or the nomination of a minority of directors in opposition to the management slate (proxy contest) shall be voted on a case-by-case basis with the vote determined by the Adviser’s Trade Management Oversight Committee or that Committee’s designee.

Among the relevant considerations for a determination of the vote are the overall long-term financial performance of the target company, management’s track record, background of the proxy contest, qualifications of director nominees, evaluation of the positions of both sides and likelihood of accomplishing proposed objectives, and stock ownership holdings.

17.  REIMBURSING PROXY SOLICITATION EXPENSES.

Adviser will vote shareholder proposals that provide for full reimbursement for dissidents waging a proxy contest on a case-by-case basis.

Generally, the reimbursement system is currently biased as reimbursement for incumbents is rarely denied with reimbursement of dissidents only being paid if they gain control of the company. Factors to be considered in determining how to vote include the identity of persons who will pay solicitation expenses, estimated total cost of solicitation, total expenditures to date, fees to be paid to proxy solicitation firms, and the terms of a proxy contest settlement, if applicable. If the request for reimbursement is after the proxy contest, consider the percentage of the votes captured by the dissidents and management, the issues involved, and the expected benefits resulting from the proxy contest as well as the total amount requested in efforts to estimate a reasonable cost for lawyer fees, professional solicitors, investment bankers, travel costs, mailing and printing.

COMPENSATION

18.  EXECUTIVE COMPENSATION PLANS.

Adviser will vote on stock option plans, incentive plans, and other executive compensation plans on case-by-case determinations of reasonableness.

Adviser will evaluate executive compensation plans by measuring shareholder value transfer (SVT) using a Binomial Model developed by Institutional Shareholder Services (ISS), which is a variation of the widely known Black-Scholes mathematical option pricing formula and allows for the possibility of early option exercise and other characteristics unique to nonpublicly traded options, and voting power dilution (VPD). Voting power dilution is the relative reduction in voting power as stock-based incentives are exercised and existing shareholders’ proportional ownership in a company is diluted. SVT and VPD, as calculated by ISS, are compared to an industry-specific, market cap-based benchmark (allowable cap) calculated by ISS. If SVT and VPD are less than the allowable cap, Adviser will generally vote in favor of the plan; if SVT and VPD are greater than the allowable cap, Adviser will generally vote against the plan. Although no single factor below may be dispositive of a voting determination, other factors to be considered are as follows:

•	Option Exercise Price. Adviser does not favor option exercise prices for executives that are less than 100 percent of fair market value at the grant date.

•	Replacing or Repricing Awards or Grants. Adviser does not favor stock option plans with provisions that allow the repricing of options already granted at a lower exercise price or that allow participants to swap options already granted for lower priced options. (This policy relates to so-called “underwater” options, for which the stock price has dropped below the exercise price.) An exception may be considered if the decline in stock price results from a market phenomenon rather than company-specific poor performance.

•	Omnibus or Blank Check Stock Plans. Adviser does not favor “omnibus” or “blank check” stock plans that give directors broad discretion to decide how much and what kind of stock to award, when to make awards, and to whom the awards should be made. (Omnibus plans authorize five or more different types of awards.)

•	Pyramiding. Adviser generally does not favor “pyramiding,” a cashless form of stock option exercise that permits the payment for stock options with previously owned, appreciated shares in successive, short-term transactions, thus pyramiding a small stock holding into a larger holding.

•	Stock Appreciation Rights. Adviser does not favor stock appreciation rights, which allow the recipient to collect, in cash, the difference between the exercise price and the market price of an option without having to make a personal cash outlay to exercise the option.

•	Reload Options (also termed Restoration Options, Incremental Stock Ownership, or Accelerated-Ownership Options). Adviser does not favor reload stock options, which is a compensation scheme that grants a new option for each exercise of a plan participant’s stock options. Reloads come into play only when an option holder pays to exercise with stock; the new option is granted for shares turned in, at the current market price. The risk that a plan participant will not have captured the highest stock price is eliminated because every time an option is exercised, another option replaces the exercised option. This enables the participant to continue to realize all the upside potential inherent in the original stock option grant.

•

Restricted Stock.    Adviser does not favor grants of stock that are subject to restrictions but cost the recipient little or nothing and are not aligned with performance goals. Such shares are usually subject to forfeiture if the recipient leaves the company before a specified period of time. The restrictions usually lapse over three to five years, during which time the recipient cannot sell his shares but is typically entitled to vote the stock and receive dividends.

•	Change of Control Features. Adviser does not favor stock option plans that incorporate provisions for acceleration or cash-out upon a change in control of the company (e.g., mergers and acquisitions).

•	Loans to Executives. Adviser generally does not favor allowance of corporate loans to company officers for the purpose of buying stock, especially if the loans are at subsidized interest rates.

•	Amendments. Adviser does not favor plans that authorize the Board of Directors or its Compensation Committee to materially amend a plan without shareholder approval.

19.  DIRECTOR COMPENSATION.

Adviser will vote for director compensation plans on a case-by-case basis.

Adviser favors director compensation plans that include a large component of stock-based compensation in proportion to the cash component. The same factors for assessing the reasonableness of executive compensation plans may be applied to director compensation proposals.

20.  SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY.

Adviser will vote for shareholder proposals to limit executive and director compensation on a case-by-case basis.

Adviser will vote for shareholder proposals seeking additional disclosure of executive and director pay information that is relevant to voting determinations under this policy.

The policy considerations identified above for voting determinations on executive compensation plans may be relevant to determinations on shareholder proposals to limit executive and director compensation. Adviser opposes shareholder proposals that impose arbitrary limits on compensation.

21.  GOLDEN AND TIN PARACHUTES.

Adviser will vote for shareholder proposals to submit golden and tin parachutes to shareholders for ratification.

Adviser will vote on a case-by-case basis for proposals to ratify or cancel golden or tin parachutes.

Management occasionally will propose a compensation plan that is triggered by both a change in control of the company (e.g., hostile takeover or merger) and termination of employment. These plans are commonly known as “golden parachutes” in the case of top management and “tin parachutes” in the case of middle management and other non-highly compensated employees. Shareholders should be allowed to vote on all plans of this type. Adviser will vote against parachute proposals that can be triggered by a mechanism or procedure that is within the control of management or that exceed three times the annual base salary and bonus of the recipients. The fact that a proposal includes reasonable provisions for guaranteed retirement and other benefits should not be viewed negatively.

22.  EMPLOYEE STOCK OWNERSHIP PLANS (ESOP).

Adviser will vote for proposals seeking shareholder approval to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is excessive (i.e., usually greater than 5 percent of the outstanding shares).

ESOPs are stock bonus plans, or combinations of stock bonus plans and money purchase pension plans, which qualify under the Internal Revenue Code of 1986, ERISA, and other statutory and regulatory requirements. The plans are designed to defer a portion of current employee income for retirement purposes.

23.  EMPLOYEE STOCK PURCHASE PLANS.

Adviser will vote for proposals with an offering period of 27 months or less and voting power dilution (VPD) of ten percent or less and will vote against all other proposals.

Employee stock purchase plans give employees an opportunity to purchase stock (usually at a discount to market), primarily through payroll deductions. Such plans can lead to greater commitment from employees, provide performance incentives, and allow workers to share in the growth potential of their employer.

24.  401(k) EMPLOYEE BENEFIT PLANS.

Adviser will vote for proposals to implement 401(k) savings plans for employees.

MERGERS AND CORPORATE RESTRUCTURINGS

25.  MERGERS AND ACQUISITIONS.

Adviser will normally vote with management when a corporation is merging with, or into, or acquiring, or being acquired by another firm or company on a friendly basis. Hostile bids will be considered on a case-by-case basis.

Adviser’s vote on proposed mergers or acquisitions should promote the long-term financial interest of its clients’ accounts. Among the factors to be considered are:

•	existence of clear, long-term benefits to shareholders, such as demonstrable stock price appreciation;

•	whether a “fairness opinion” has been issued and, if so, its quality and the credibility of the provider;

•	anticipated financial and operating benefits, including synergies to be obtained, if any;

•	offer price;

•	preservation or elimination of shareholder rights;

•	whether insiders would acquire control blocks of stock or receive excessive compensation or takeover cash-outs;

•	other options that may be available.

26.  ASSET SALES.

Adviser will vote for asset sales that yield reasonable value and that serve a stated corporate purpose, such as debt reduction, shedding an unprofitable business, elimination of diseconomies of scale or negative synergies, raising needed capital, etc.

Asset sales are often accompanied by an investment banker’s opinion that compares the sale transaction with similar deals. The market response to the announcement of a proposed asset sale may also provide an indication of its effect on shareholders.

27.  SPIN-OFFS.

Adviser will vote for spin-offs that add economic value to its clients’ investment.

A spin-off is a corporate strategy that divides a segment or division of a large company into a separate corporate entity, the shares of which are distributed to existing shareholders as a bonus or dividend. By way of example, a corporation may spin off a business that is unprofitable or distracts from its core business. Among the factors that should be considered are the following:

•	tax and regulatory advantages;

•	market reaction to the announcement of proposed spin-off;

•	effects of spin-off on parent company;

•	planned use of sale proceeds;

•	managerial incentives that promote entrepreneurial behavior and better control over operations; and

•	possible motivation to thwart takeover attempts.

28.  LIQUIDATIONS.

Adviser will vote on liquidations on a case-by-case basis after considering management’s efforts to pursue other alternatives, the appraisal value of the assets, and the compensation plan for the executives managing the liquidation.

Although obviously not good news for long-term investors, a voluntary liquidation is generally more attractive for shareholders than either a bankruptcy or an offer for the company as a whole that is less than the value of its assets.

29.  APPRAISAL RIGHTS.

Adviser will vote for proposals to restore or confer rights of appraisal.

Mergers and other corporate restructuring transactions are subject to appraisal rights in many states. Rights of appraisal provide shareholders that are not satisfied with the terms of certain corporate transactions the right to demand a judicial review to determine a fair value for their shares.

Appraisal rights also serve another important interest. If a majority of shareholders approve a given transaction, the exercise of appraisal rights by a minority shareholder will not necessarily prevent the transaction from taking place. If a small minority of shareholders succeed in obtaining what they believe to be a fair value, appraisal rights may benefit all shareholders. The downside of appraisal rights is that if enough shareholders dissented and the courts found that a transaction’s terms were unfair, appraisal rights could prevent a transaction that other shareholders had already approved.

Unless a shareholder is certain that his stock is substantially undervalued in, for example, a merger transaction, initiating the appraisal process would not be worth the time, trouble, and expense. The dissenting shareholder also faces the possibility that he will receive less for his shares than the nondissenting group, which has happened.

30.  BLANK CHECK PREFERRED STOCK.

Adviser will vote against proposals authorizing creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Adviser will vote for proposals to create blank check preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Adviser will vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Adviser will vote against proposals to increase the number of blank check preferred shares authorized for issuance when no shares have been issued or reserved for a specific purpose.

Adviser will vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Preferred stock is technically an equity security, but has certain features which liken it to debt instruments, such as fixed dividend payments, seniority of claims status over common stock and, in most cases, no voting rights (except on matters that affect the seniority of preferred stock as a class). The terms of “blank check” preferred stock give the board of directors the power to issue shares of preferred stock at their discretion—with voting, conversion, distribution, and other rights to be determined by the board at the time of issue.

31.  SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK.

Adviser will vote for shareholder proposals to have blank check preferred stock placements, other than those issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

32.  DEBT RESTRUCTURINGS.

Adviser will vote on proposals to increase common and/or preferred stock and to issue shares as part of a debt restructuring on a case-by-case basis.

Factors which Adviser will consider when review debt restructurings proxies include dilution of ownership interest, change in control of the company, and potential for the company to go bankrupt should the restructuring not be approved.

TENDER OFFER DEFENSES

33.  SHAREHOLDER RIGHTS PLANS (“POISON PILLS”).

Adviser will vote for shareholder proposals calling for a company to submit its poison pill for shareholder ratification.

Adviser will generally vote against management proposals to adopt poison pills and for shareholder proposals to eliminate such poison pills.

Adviser may consider supporting a poison pill if the following factors are present:

•	20% or higher flip-in level (a flip-in provision provides that shareholders of the target company are given the right to purchase, at a discount, shares of their own company should the acquirer surpass a specified ownership threshold);

•	sunset provisions of five years or less;

•	shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill; and

•	no dead-hand or no-hand features.

34.  FAIR PRICE PROVISIONS.

Adviser will vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Adviser will vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, a bidder for the company must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between 5 to 20 percent of outstanding shares) that triggered the provision. This requirement tends to make the cost of acquisition prohibitively expensive. An acquirer may avoid such a pricing requirement by obtaining the support of at least a majority of disinterested shares (fair price provisions often require a supermajority vote requirement that may effectively prevent an acquirer from obtaining relief from shareholders).

35.  GREENMAIL.

Adviser will vote for proposals to adopt antigreenmail charter or bylaw amendments or to otherwise eliminate a company’s ability to make greenmail payments.

Adviser will vote on a case-by-case basis regarding antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted stock repurchases by management from a party seeking control of the company, usually at a substantial premium over the market value of the shares.

36.  PALE GREENMAIL.

Adviser will generally vote on a case-by-case basis for restructuring plans that involve the payment of pale greenmail.

Pale greenmail is nothing more than an effort by management and greenmailers to disguise the true nature of their transaction behind the veil of a restructuring or public share acquisition (as opposed to a targeted share acquisition). In general, the company will acquire all the shares of a certain shareholder(s) and then buy back a percentage of the remaining shares outstanding at an amount equal to or greater than the purchase price of the investor who targeted the company. Normally, this will result in a drop in the share value following the transaction that is greater than any premium received. However, since pale greenmail is typically disguised as part of a restructuring effort, it is not easily discovered. Even when discovered, the benefits to the proposed restructuring may outweigh the negative effects of the proposed share repurchase. Therefore, Adviser will evaluate restructuring plans that include the payment of pale greenmail on a case-by-case basis.

37.  UNEQUAL VOTING RIGHTS.

Adviser will vote against proposals that would create different classes of stock with unequal voting rights, such as dual class exchange offers and dual class recapitalizations.

Adviser adheres to the “one share, one vote” philosophy: all holders of common equity must be treated equally.

38.  SUPERMAJORITY VOTE REQUIREMENTS.

Adviser will vote against management proposals to require a supermajority shareholder vote to approve charter or bylaw amendments or to approve mergers and other significant business combinations.

Adviser will vote for shareholder proposals to lower such supermajority requirements.

39.  WHITE SQUIRE PLACEMENTS.

Adviser will vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

White Squire Placements are placements of large blocks of corporate securities, or blank check preferred stock, with friendly third parties. This practice was followed by a series of placements done before a tender offer was threatened—the white squire placement—either to a private investor, a company’s ESOP, another corporation or to an investment fund. These placements may possibly dilute existing shareholders’ equity and voting positions.

40.  PROPOSALS DESIGNED TO DISCOURAGE MERGERS AND ACQUISITIONS IN ADVANCE.

Adviser will generally vote against proposals that direct board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids, unless the Adviser’s investment mandate from the client directs Adviser to consider social implications of the account’s investments.

These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc. would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal.” Directors are elected primarily to promote and protect shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests.

41.  STATE TAKEOVER STATUTES.

Adviser will vote for proposals to opt out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, and disgorgement provisions) that are harmful to the long-term interests of shareholders.

Control Share Acquisition Statutes are a prevalent form of state-sponsored antitakeover legislation. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds (e.g., for Pennsylvania companies, those thresholds are 20%, 33%, and 50%). Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested investors.

Control Share Cash-Out Statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Freezeout Provisions force an investor who surpasses a certain ownership threshold in a company (usually between ten percent and 20 percent) to wait a specified period of time (usually two to five years) before gaining control of the company.

Fair Price Provisions contain a requirement that board and shareholder approval be obtained for all takeover bids that do not meet predetermined fair price standards.

Stakeholder laws permit directors, when taking action, to weigh the interests of constituencies other than shareholders—including bondholders, employees, creditors, customers, suppliers, the surrounding community, and even society as a whole—in the process of corporate decision making. In other words, such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.

Disgorgement Provisions require that an acquirer or potential acquirer of more than a certain percentage of a company’s stock pay back, or disgorge to the company, any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profit provisions.

Antitakeover laws tend to entrench management by making it difficult to effect a change in control of the corporation. Such laws are often not in the best interests of the institutional investor because they decrease the chances of realizing full shareholder value.

MISCELLANEOUS CORPORATE GOVERNANCE ISSUES

42.  SHARE REPURCHASE PROGRAMS.

Adviser will vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

43.  REDUCING PAR VALUE OF COMMON STOCK.

Adviser will vote for management proposals to reduce the par value of common stock.

44.  STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS.

Adviser will vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

45.  REVERSE STOCK SPLITS.

Adviser will vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced or to avoid delisting.

Adviser will vote case-by-case on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

A reverse stock split is an exchange of a greater number of shares for a lesser number to increase the share price. The objective typically is to place the company’s shares in an optimal trading range.

How could the number of authorized common shares increase to more than 100 percent of existing authorized shares in a reverse stock split, which should reduce the number of shares of common stock? Many companies reduce the number of outstanding shares of common stock through a reverse stock split but fail to reduce proportionately the number of shares authorized for issue. The result may effectively be a large increase in authorized share, in which case Adviser will evaluate the proposal as if it were a request for additional authorized shares. In extraordinary cases, Adviser will approve an increase in authorized shares resulting from a reverse split which would create a number of available shares in excess of the threshold amount if delisting of the company’s stock is imminent and would result in greater harm to Adviser than the excessive share authorization.

46.  INCREASE AUTHORIZED COMMON STOCK.

Adviser will vote case-by-case on proposals to increase the number of shares of common stock authorized for issuance after analyzing the company’s industry and performance in terms of shareholder returns.

Adviser will vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Authorized common shares allow management to issue new stock in the future for ordinary business purposes such as raising new capital, funding stock compensation programs, funding business acquisitions, implementing stock splits, and paying stock dividends. (By contrast, outstanding common shares are the common stock that has been issued by the company.) Corporations typically request a large enough number of authorized shares to provide for projected needs as well as for unexpected financing needs and unanticipated opportunities. Continually seeking shareholder approval of additional stock authorizations each time a need to issue shares for ordinary business purposes arises would be costly and impractical.

When faced with a request to increase authorized common shares, Adviser will examine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after giving effect to the requested increase. Adviser recognizes that patterns of utilization of authorized common shares vary from industry to industry. Within a given industry, companies that have posted superior shareholder returns should be given more latitude with respect to capital stock increases than lesser-performing companies. Companies that have used authorized shares for stock splits and stock option plans with reasonable levels of dilution and value transfer should be given further leeway.

Institutional Shareholder Services (ISS) compiles data on common stock proposals for companies comprising 98 percent of the investable U.S. equity market. Companies are classified into one of ten peer groups, and ISS divides companies within each peer group into four quartiles based on three-year total shareholder returns. An 11th peer group is designated for rapidly growing companies whose shares have recently become publicly traded. An “allowable increase” for a company is set within each quartile, with the largest allowable increases for top quartile performers and the smallest for bottom quartile companies. This allowable increase represents the maximum permitted number of available shares as a percentage of authorized shares after giving effect to the requested increase.

Adviser recommends votes against proposals to increase the number of authorized common shares when the available shares on a post-increase basis exceeds the allowable increase. Proposals to increase authorized common shares are supported when the available shares after giving effect to the increase falls within the allowable increase. Adviser recommends votes for increases beyond the allowable increase when a company’s shares are on the verge of being delisted or if a company’s ability to continue as a going concern is uncertain.

47.  CHANGING CORPORATE NAME.

Adviser will generally vote for management proposals to change the corporate name.

48.  REINCORPORATION PROPOSALS.

Adviser will generally vote for reincorporation proposals that are supported by sound business reasons and that do not significantly reduce shareholder rights or management accountability; otherwise, Adviser will generally vote against reincorporation proposals.

49.  CONFIDENTIAL VOTING.

Adviser will vote for proposals calling for corporations to adopt confidential voting, use independent vote tabulators, and use independent inspectors of election.

50.  EQUAL ACCESS.

Adviser will vote for shareholder proposals that would allow significant shareholders equal access to management’s proxy material (i) to evaluate and propose voting recommendations on proxy proposals and director nominees or (ii) to nominate their own candidates to the board.

Equal access proposals seek to include a shareholder’s perspective within the company’s proxy statement. These proposals are designed to “even the playing field” in the proxy system by providing large company shareholders opportunity to discuss in the proxy statement the merits of management’s director nominees, nominate and profile director candidates, and discuss other management-sponsored proposals.

51.  BUNDLED PROPOSALS.

Adviser will vote on bundled proposals on a case-by-case basis, voting for bundled proposals of which the combined effect is positive and against all others.

A bundled proposal refers to any proxy proposal that includes a number of separate elements. Some bundled proposals are fair and straightforward, involving various elements that belong together both logically and functionally. However, certain bundled proxy proposals combine unrelated issues that should be presented as separate voting items. Some companies have deliberately used these types of proposals to manipulate the vote in order to pass a questionable proposal by bundling it with a proposal(s) that would likely pass on its own—a strategy similar to the use of riders and amendments in legislative packages.

52.  SHAREHOLDER ADVISORY COMMITTEES.

Adviser will vote on proposals to establish shareholder advisory committees on a case-by-case basis after consideration of the potential benefits and disadvantages of the proposals.

53.  ANNUAL MEETING LOCATION.

Adviser will normally vote against shareholder proposals to hold annual meetings somewhere other than where management desires.

54.  DISCLOSURE.

Adviser will vote against proposals that would require any kind of government-related disclosure, such as the release of information on a corporation’s military contracts, or any other unnecessary disclosure of business records.

INVESTMENT COMPANY PROXIES

This section of the proxy guidelines relates to both open-end and closed-end investment companies. Open-end investment companies have no set limit on the number of shares they may issue. The value of an open-end fund’s shares is determined solely by dividing the value of that fund’s portfolio by the number of shares outstanding. Closed-end funds, on the other hand, have a capital stock structure akin to that of operating companies, as the number of shares they may issue is fixed. The shares of these funds trade on an exchange like other stocks and may be more or less valuable than the value of the fund’s portfolio. The primary advantage of closed-end funds is that (1) they can be fully invested with far fewer liquidity concerns; and (2) they do not have to maintain the same level of liquidity as open-end funds, which must be able to redeem shares at the request of their investors. At the time this Proxy Voting Policy was adopted, Adviser did not manage any closed-end funds. However, issues relevant to closed-end funds are covered for the sake of completeness.

There are a few proxy issues that relate specifically to closed-end funds. Those will be noted below.

55.  ELECTION OF DIRECTORS.

Adviser votes on director nominees will be evaluated on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; compensation of directors within the fund and family of funds; and, attendance at board and committee meetings.

Adviser will generally follow the same criteria used in the election of directors for a publicly traded corporation as discussed above.

56.  APPROVE NEW CLASSES OR SERIES OF SHARES

Adviser will vote for the establishment of new classes or series of shares.

57.  INVESTMENT ADVISORY AGREEMENTS.

Adviser will vote investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; investment performance compared with peers; and magnitude of fee increase.

Issues that can come up in these proxies are advisory fees, which will be evaluated based on the proposed fee change as it relates to variations in asset size, the fee change relative to fund performance, the fee structure of peers, and the nature of the fund’s investment profile. Another issue is changing advisors from the fund to a subsidiary of the advisers or changing the advisory agreement due to a change in the structure or purpose of the fund.

58.  CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Adviser will vote proposals to change a fundamental restriction to a nonfundamental restriction on a case-by-case basis, considering the following factors: the fund’s target investments; the reasons given by the fund for the change; and, the projected impact of the change on the portfolio.

Fundamental investment restrictions are limits proscribed in the fund’s charter document that determine the investment practices of the fund. Such restrictions may only be amended or eliminated with shareholder approval. Nonfundamental investment restrictions, by contrast, may be altered by the board of trustees.

59.  CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Adviser will vote proposals to change a fund’s fundamental investment objective to nonfundamental on a case-by-case basis.

Although it is generally undesirable for funds to change their investment objective arbitrarily, it may be acceptable to avoid the expense and uncertainty of future shareholder votes if the ability of the fund to thereafter change its objective is subject to reasonable limits and oversight by the Board.

60.  CHANGE IN FUND’S SUBCLASSIFICATION

Adviser will vote changes in a fund’s subclassification on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and, consolidation in target industry.

Occasionally a fund will seek shareholder approval to change its subclassification from a diversified to a nondiversified investment fund under the Investment Company Act of 1940. The fund’s manager recommends such a change because it believes that the diversification requirements of the Act are constraining and that the fund’s performance could benefit from the change.

61.  NAME CHANGE PROPOSALS

Adviser will vote name change proposals on a case-by-case basis, considering the following factors: political/economic changes in the economic market; bundling with quorum requirements; bundling with asset allocation changes; and, consolidation in target market.

62.  CHANGES TO THE CHARTER DOCUMENT

Adviser will vote changes to the charter document on a case-by-case basis, considering the following factors: the degree of change implied by the proposal; the efficiencies that could result; and regulatory standards and implications.

63.  CHANGE THE FUND’S DOMICILE

Adviser will vote fund reincorporations on a case-by-case basis, considering the following factors: regulations of both states; required fundamental policies of both states; and, increased flexibility available.

64.  CONVERT CLOSED-END FUND TO OPEN-END FUND [CLOSED-END FUNDS ONLY]

Adviser will vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which fund invests; measures taken by the board to address the discount; and, past shareholder activism, board activity, and votes on related proposals.

65.  PREFERRED STOCK PROPOSALS [CLOSED-END FUNDS ONLY]

Adviser will vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose; other reasons management gives; and, possible dilution for common shares.

66.  PROXY CONTESTS

Adviser will vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which the fund invests; measures taken by board to address the issue; and, past shareholder activism, board activity, and votes on related proposals.

67.  DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Adviser will vote dispositions of assets/terminations/liquidations on a case-by-case basis, considering the following factors: strategies employed to save the company; the company’s past performance; and, the terms of the liquidations.

68.  AUTHORIZE BOARD TO HIRE/TERMINATE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Adviser will generally vote on a case-by-case basis with regard to proposals authorizing the board to hire/terminate subadvisers without shareholder approval.

A fund is not currently permitted to make such changes without obtaining an exemptive order, containing specific limitations and representations, from the Securities and Exchange Commission, the terms of which restrict the fund’s ability to hire/terminate subadvisers arbitrarily.

69.  DISTRIBUTION AGREEMENTS.

Adviser will generally vote for proposed distribution agreements as long as the agreements do not call for an excessive fee rate.

Distribution Agreements provide for what is commonly known as Rule 12b-1 fees, which are paid from net assets used to promote the sale of the fund’s shares. These fees provide a means of allowing the fund to increase asset size and realize economies of scale.

70.  MASTER-FEEDER STRUCTURE

Adviser will vote for the establishment of a master-feeder structure or the investment of fund assets in an affiliated fund.

Master-feeder structures allow the fund to invest its assets in a pooled portfolio with funds having similar investment objectives. Generally, these types of arrangements lead to certain economies of scale and result in reduced operating costs and, ultimately, enhanced shareholder value. Investments in an affiliated fund may benefit investment performance and are subject to SEC rules against excessive compensation.

71.  MERGERS

Adviser will vote merger proposals on a case-by-case basis, considering the following factors: the resulting fee structure; the performance of both funds; and continuity of management personnel.

72.  SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Adviser will vote against the establishment of a director ownership requirement.

Adviser is generally in favor of director ownership of fund shares. However, in large fund complexes, it may be impractical or undesirable for directors to own shares of each fund in the complex. Therefore, Adviser believes that the terms of such a policy should be determined by the board in conjunction with the fund’s management and sponsor.

73.  SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Adviser will vote on the reimbursement of expenses on a case-by-case basis.

74.  SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISER

Adviser will vote shareholders proposals to terminate the investment adviser on a case-by-case basis, considering the following factors: performance of the fund’s NAV; and, the fund’s history of shareholder relations.

SOCIAL AND ENVIRONMENTAL ISSUES

75.  SOCIAL AND ENVIRONMENTAL ISSUES.

Adviser will generally abstain from voting on proposals dealing with other social and environmental issues in instances in which the best economic interests of Adviser’s clients will not be affected positively or negatively by the determination of such an issue, unless the Adviser’s investment mandate from the client directs Adviser to follow a socially responsible investment strategy, in which case the Adviser vote such matters on a case-by-case basis. In situations in which the proposal would positively affect the economic interests of Adviser’s clients, Adviser will generally vote for the proposal. Conversely, in situations in which the proposal would negatively affect the economic interests of Adviser’s clients, Adviser will generally vote against the proposal. Where the Adviser is mandated to follow a socially responsible investment strategy, Adviser will weigh the comparative benefits to shareholders against the social interest that would be served by the proposal.

Adviser may consider the following in analyzing shareholder social proposals:

•	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•	the percentage of sales, assets, and earnings affected;

•	the degree to which the company’s stated position on issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

•	whether the issues presented should be dealt with through government action or through company-specific action;

•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	what other companies have done in response to the issue;

•	whether the proposal itself is well framed and reasonable;

•	whether implementation of the proposal would achieve the objectives sought in the proposal; and

•	whether the subject of the proposal is best left to the discretion of the board.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

September 17, 2003

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the “MFS Funds”).

These policies and procedures include:

A.  Voting Guidelines;

B.  Administrative Procedures;

C.  Monitoring System;

D.  Records Retention; and

E.  Reports.

A.  VOTING GUIDELINES

1.  General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships. MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that—guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

2.  MFS’ Policy on Specific Issues

Non-Salary Compensation Programs

Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to “buy” stock, and restricted stock at bargain prices.

Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of restricted stock at deep discounts to fair market value.

MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to “buy” stock.

MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer’s annual compensation. When put to a vote, MFS votes against very large golden parachutes.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to board classification and super-majority requirements.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Dilution

There are many reasons for issuance of stock and most are legitimate. As noted above under “Non-Salary Compensation Programs”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Independence of Boards of Directors and Committees Thereof

While MFS acknowledges the potential benefits of a company’s inclusion of directors who are “independent” from management, MFS generally opposes shareholder proposals that would require that a majority (or a “super-majority”) of a company’s board be comprised of “independent” directors. Such proposals could inappropriately reduce a company’s ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed “independent”, or could result in the unnecessary addition of additional “independent” directors to a company’s board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed “independent” of the company.

Independent Auditors

Recently, some shareholder groups have submitted proposals to limit the nonaudit activities of a company’s audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

Best Practices Standards

Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that—within the circumstances of the environment within which the issuers operate—the proposal is consistent with the best long-term economic interests of our clients.

Foreign Issuers—Share Blocking

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

Social Issues

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments: (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged. Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

B.  ADMINISTRATIVE PROCEDURES

1.  MFS Proxy Review Group

The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a.  Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.  Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

c.  Considers special proxy issues as they may arise from time to time. The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2.  Potential Conflicts of Interest

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients.

Any attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a.  Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.  If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c.  If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.  For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

3.  Gathering Proxies

Nearly all proxies received by MFS originate at Automatic Data Processing Corp. (“ADP”). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. Each client’s custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator’s system and forwarded for review.

4.  Analyzing Proxies

After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)1 are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.2

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under “Voting Guidelines,” and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS’ substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted. As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

5.  Voting Proxies

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

[1]	Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.
[2]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

C.  MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.  RECORDS RETENTION

MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained for six years.

E.  REPORTS

MFS Funds

Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

Mazama Capital Management, Inc.

IA Policies and Procedures Manual

11/6/2003 to Current

Proxy Voting

Policy

Mazama Capital Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Investment Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how you address material conflicts that may arise between your interests and those of your clients; (b) to disclose to clients how they may obtain information from you with respect to the voting of proxies for their securities; and (c) to describe to clients a summary of your proxy voting policies and procedures and, upon request, furnish a copy to your clients.

Responsibility

Director of Research has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Background

The Employee Retirement Income Security Act (ERISA) requires fiduciaries to act “solely in the interest of the participants and beneficiaries of the plan” and “for the exclusive purpose of providing benefits to and defraying reasonable expenses of administering the plan.” While ERISA is silent on proxy voting, the Labor Department has held that the right to vote shares of stock owned by a pension plan is an asset of the plan. Therefore, the fiduciary’s responsibility to manage the assets includes proxy voting.

Guiding Principles

Proxy voting procedures must adhere to the following broad principles:

1.  Voting rights have economic value and must be treated accordingly. This means fiduciaries (the Company) have a duty to vote proxies in those cases where fiduciary responsibility has been delegated to the Company.

2.  Fiduciaries must maintain documented voting policies or guidelines to govern proxy voting decisions.

3.  Fiduciaries should keep records of proxy voting.

Delegation

In cases where voting authority is delegated to an investment manager, no one can direct the investment manager’s vote on a specific issue or on a specific company unless that contingency is specified in the plan document. If such direction of a vote occurs in the absence of a formal specification in the plan document, both parties would be guilty of an ERISA violation. Finally, even if voting power is delegated, the trustee or named fiduciary is still responsible for monitoring what the investment manager or proxy voting agent does.

Current Policies and Procedures

Mazama Capital Management takes an active role in voting proxies on behalf of all accounts for which the firm has been hired as investment manager, unless proxy voting responsibility has been retained by the client. Generally, routine proxies will be voted with management as indicated on the proxy. A negative vote may be registered on proxies containing overly restrictive anti-takeover provisions. However, Mazama Capital Management strongly favors having only independent board members in all sub committees (compensation, nominating, audit, etc.) and may vote against certain board members if they are affiliated with the company and also members of the subcommittees.

Mazama Capital Management, Inc. generally votes in favor of the following routine issues:

1.	Elect directors

2.	Appoint auditors

3.	Eliminate preemptive rights

4.	Increase authorized shares issued

5.	Limit directors’ and officers’ liability

6.	Amend Articles of Incorporation or Bylaws to coincide with Changes in local or federal laws and regulations

7.	To change date, time, location of annual meetings

8.	Stock Prints

Mazama Capital Management, Inc. votes the following non-routine issues as indicated:

1.	Require Shareholder Vote On “Golden Parachutes”

•	Mazama Capital Management, Inc. favors allowing shareholders to vote on the granting of “golden parachutes.” The granting of these perks often results in the dissipation of shareholder value.

2.	Require Shareholder Vote on “Blank Check” Preferred Stock

•	Mazama Capital Management, Inc. favors allowing shareholders to vote on preferred stock issues, which typically contain special performance promises to specific shareholders. “Blank check” preferred stock may divert value from holders of common stock.

3.	Confidential Voting

•	Mazama Capital Management, Inc. is in favor of confidential voting.

4. Eliminating Classified Boards

•	Mazama Capital Management, Inc. is in favor of eliminating classified boards.

5.	Shareholder Voting On “Poison Pills” And Against “Poison Pills”

•	Mazama Capital Management, Inc. is generally opposed to the erection of barriers to future merger/take-over proposals where such devices can be seen as self-protective of management rather than to benefit shareholders’ interests.

6.	Cumulative Voting

•	Mazama Capital Management, Inc. believes in allowing shareholders’ cumulative voting rights, which enhances their ability to select directors who perform well over others. Cumulative voting is one of the only avenues that a small shareholder can effect change.

7.	Stock Options/Incentives

•	Mazama Capital Management, Inc. is in favor of reasonable and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees when dilution is considered not significant and share price is at fair market value.

•	Mazama Capital Management, Inc. will vote against incentive plans with “change in control” provisions that protect or benefit management or board members over the interests of shareholders.

8.	Social Issues And Proposals That Inhibit A Company’s Business For Social Purposes

•	Mazama Capital Management, Inc. is generally opposed to social issue proposals which would not generate an economic benefit for the company and may even create a cost. For similar reasons, Mazama Capital Management, Inc. opposes proposals that call for constrictions on a company’s business for social purposes.

9.	Establish Or Amend An Employee Savings, Stock-Purchase, Thrift Or Investment Plan

•	Mazama Capital Management, Inc. is in favor of savings, investment, stock purchase and ESOP plans for corporate employees.

10.	Reincorporation Under The Laws Of A Different State

•	Mazama Capital Management, Inc. generally favors such proposals since a company usually finds an economic advantage in the result.

11.	Merger of Consolidation of Legally Independent Companies or Subsidiaries.

•	The consolidation of several companies or subsidiaries, including reincorporation from different state jurisdictions, into one company or a holding company is generally done to simplify historical structures that have out-lived their usefulness and to reduce cost. Savings, elimination of duplication and more efficient operations to be realized are usually in the shareholders’ interests.

12.	Proposals to Require Each Director to Own a Certain Number of Shares or to Require The Company to Offer Options As a Part of Compensation

•	Mazama Capital Management, Inc. favors director ownership of stock, whether through purchase of stock or the granting of options. Where options are not granted by a company to its directors, we generally favor purchase of shares by directors.

13.	Proposals to Prohibit Re-election of Outside Directors After a Fixed Number Years of Service or Upon Retirement From Their Primary Employment.

•	The reason usually cited for such proposals is to have “fresh faces” on the board of directors. To arbitrarily discard knowledgeable, experienced directors after six years’ service for the sake of “turnover” and “fresh faces” may not be in the shareholders’ best interest. Similarly, discarding directors whose retirement makes more of their time available to the subject company makes no sense.

14.	Proposals To Submit Option Plans, Incentive Compensation Plans And Company-Contributory Savings And Investment Plans To Shareholder Vote For Approval

•	Mazama Capital Management, Inc. thinks it is important that shareholders formally consider and vote on incentive and savings plans, which represent disbursement of shareholders’ assets.

15.	Proposals to Prohibit Business Dealings With Communist Countries.

•	U.S. companies generally attempt to comply carefully with laws and regulations governing foreign trade for the simple reason that to do otherwise incur major problems and expense. At the same time, establishing a policy prohibiting business dealings with any country or group of countries is a foreign policy-making and political function better reserved to the U.S. Government and outside the business/commercial sphere.

16.	Disclosure of Corporate Political Contributions.

•	With few exceptions, companies comply with federal and state laws and regulations regarding political and “lobbying” activities and prohibiting contributions of corporate funds.

•	Mazama Capital Management, Inc. generally opposes requiring management to disclose such contributions.

17.	Retirement Benefits For Non-Employee Directors

•	Mazama Capital Management, Inc. is generally in favor of eliminating or not granting retirement benefits of nonemployee directors. In some circumstances, limitations on benefits, such as a year-of-service limitation, will make such benefits acceptable.

Implementation and Compliance with Policy

1.	All personnel dealing with ERISA plans should be aware of the DOL ruling on proxy voting.

2.	Mazama Capital Management, Inc. requires documentation for all accounts governed by ERISA on direction on proxy voting.

3.	The Portfolio Manager or his/her designee is responsible for voting on proxy issues. He/she is required to justify and document votes against management.

4.	Detailed proxy records for each security and account must be maintained by the Compliance Department.

Mazama Capital Management, Inc. seeks to identify and resolve all material proxy-related conflicts of interest between the firm and its clients in the best interests of its clients. In the event a material conflict of interest is identified, Mazama Capital Management, Inc. will cast votes consistent with the Proxy Policies listed above. If the matter is not clearly addressed in Mazama Capital Management, Inc.’s Proxy Policy, Mazama Capital Management, Inc. will rely on Institutional Shareholder Services to provide guidance in the matter.

Mazama Capital Management, Inc. is responsible for maintaining a record of all proxy votes and any related correspondence. The Compliance Officer will periodically verify that these procedures are followed.

Summary of Navellier & Associates, Inc.’s

Proxy Voting Policies and Procedures

The SEC recently adopted Rule 206(4)-6 requiring formal proxy voting policies and procedures for SEC registered investment advisers with voting authority over client portfolio securities. This Rule requires covered investment advisers to:

•	Adopt written proxy voting policies and procedures designed to ensure the adviser votes proxies in the best interests of its clients, including policies addressing material conflicts between the interests of the investment adviser and its clients;

•	Disclose to clients the adviser’s proxy voting policy and provide a copy to clients upon request; and

•	Disclose how clients may obtain voting information from the adviser for the client’s securities.

The rules also requires SEC registered investment advisers to keep certain records relating to proxy voting policies, including the proxy voting policy, a record of all votes cast, and client communications related to proxy voting.

Navellier has contracted Institutional Shareholder Services (ISS), a third-party company, to perform the proxy voting function for it’s accounts. ISS provides Navellier with detailed documentation of all voting activities on a quarterly basis.

In addition to Institutional Shareholder Services’ Policy and Procedures, Navellier & Associates, Inc. has adopted general guidelines for voting proxies in our Proxy Voting Policies and Procedures. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Navellier & Associates, Inc. anticipate all future situations.

In the absence of specific voting guidelines from a client, Navellier & Associates, Inc. has instructed Institutional Shareholder Services (ISS) to vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client’s investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). Navellier & Associates, Inc. believes that voting proxies in accordance with the aforementioned policies is in the best interests of its clients.

Navellier & Associates, Inc.’s complete Proxy Voting Policies and Procedures will be available for viewing on our web site at www.navellier.com by August 6, 2003.

NORTHERN TRUST

PROXY VOTING

The Trust, on behalf of the Portfolios, has delegated the voting of portfolio securities to Northern Trust in its capacity as Investment Adviser. Northern Trust has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which Northern Trust has voting discretion, including the Portfolios. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Portfolios.

Normally, Northern Trust exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management’s ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or bylaw amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

A Proxy Committee comprised of senior Northern Trust investment and compliance officers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In addition, Northern Trust has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee may apply these Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of a Portfolio. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

Northern Trust may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, Northern Trust may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, Northern Trust may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Northern Trust may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which Northern Trust has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Portfolio. Northern Trust seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which Northern Trust does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

Northern Trust may choose not to vote proxies in certain situations or for a Portfolio. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

OppenheimerFunds, Inc.

498 Seventh Avenue

New York, New York 10018

Oppenheimer Funds Portfolio Proxy Voting Policies and Procedures

August 1, 2003

These Portfolio Proxy Voting Policies and Procedures set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. (“OFI”) is the sub-advisor unless OFI has been directed to the contrary in writing by the fund’s adviser.

A.  Accounts for which OFI has Proxy Voting Responsibility

Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund (“portfolio proxies”) is within OFI’s responsibility to supervise the fund’s investment program.

In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund’s advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B.  Objective

•	OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the funds.

When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI’s position on routine issues and parameters for assessing non-routine issues.

In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

C.  Proxy Voting Agent

OFI has retained Institutional Shareholder Services (“ISS”) of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund’s portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company’s recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI’s portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI’s Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The CUSIP number for the portfolio security;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the fund cast its vote on the matter;

•	How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the fund cast its vote for or against management.

The ISS reports also include the ISS recommended vote on each proposal.

D.  Proxy Voting Coordinator

The Proxy Voting Coordinator, who reports to a senior attorney within OFI’s Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI’s investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals’ recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

E.  Conflicts of Interest

OFI’s primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund’s shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company’s management might harm the OFI affiliate’s business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company’s proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

F.  Proxy Voting Guidelines

The Portfolio Proxy Voting Guidelines adopted by the boards of the Oppenheimer funds are attached. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio Proxy Voting Guidelines address the issues OFI has most frequently encountered in the past several years.

Oppenheimer Funds Portfolio Proxy Voting Guidelines

August 1, 2003

Summary

With reference to the Proxy Voting Guidelines set forth below, highlights of the Oppenheimer funds’ current policies on routine and non-routine proxy proposals may be summarized as follows:

•	We vote with the recommendation of the company’s management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

•	In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

•	We support shareholder proposals to reduce a super-majority vote requirement.

•	We oppose management proposals to add a super-majority vote requirement.

•	We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class’s reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board’s composition.

•	We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

•	We oppose re-pricing of stock options.

•	In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

Oppenheimer Funds

Proxy Voting Guidelines

1.0  The Board of Directors

1.01	Voting on Director Nominees

Vote FOR each Director Nominee, except:

Vote against individual Director if he/she attended less than 75% of Board meetings; vote against employee-director who sits on audit, compensation or nominating committee; vote against entire board if company lacks either an audit, compensation or nominating committee; vote against entire Board if company has poor long-term performance (to be reviewed CASE-BY-CASE).

Examples of poor long-term performance include: negative 5-year annualized shareholder return, or under-performance against the company’s peer group and/or index for 5 consecutive years.

1.02	Elect Compensation Committee or Audit Committee

OPPOSE if Committee is not fully composed of Independent Directors.

An Independent Director is defined as a director that:

•	Has not been employed by the company or any affiliate in an executive capacity within the last five years.

•	Is not a member of a firm that is one of this company’s paid advisors or consultants.

•	Is not employed by a significant customer or supplier of the company.

•	Does not have a personal services contract with the company.

•	Is not employed by a tax-exempt organization that receives significant contributions from the company.

•	Is not a relative of the management of the company (“relative” defined as a parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

•	Has not had any business relationship that would be required to be disclosed under Regulation S-K.

•	a director’s fees must be the sole compensation an audit committee member receives from the company.[1]

1.03	Establish a Nominating Committee

OPPOSE if less than all Directors on the Nominating Committee are Independent Directors.

1.04	Limit Composition of Committee(s) to Independent Directors

Review on a CASE-BY-CASE basis. Audit, Compensation and Nominating/Corporate Governance Committees shall be fully composed of Independent Directors; a majority of all other Committees shall be composed of Independent Directors.

1.05	Require that Directors’ Fees be Paid in Stock

Vote WITH MANAGEMENT.

[1]	Per the proposed NYSE corporate governance standards for listed companies.

1.06	Approve Increase in Board Size

Consider on a CASE-BY-CASE basis, with consideration given to maintaining or improving ratio of Independent/Non-Independent Directors.

1.07	Approve Decrease in Board Size

SUPPORT if maintaining or improving ratio of Independent/Non-Independent Directors.

1.08	Classify Board of Directors

Vote AGAINST proposal to classify the board of directors.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

In addition, if more than 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

Discussion.    A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class’s reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board’s composition.

1.09	Officers/Directors Liability and Indemnification

SUPPORT proposal if it conforms to state law.

1.10	Director Age Restrictions

OPPOSE proposal to impose or lower director age restrictions. We believe management is in the best position to assess whether if a Director is functioning effectively.

1.11	Establish Term Limits for Directors

Vote WITH MANAGEMENT.

1.12	Mandatory Retirement Age for Directors

OPPOSE provided there are term limits for Directors.

1.13	Separate CEO & Chairman Positions

Vote WITH MANAGEMENT. We believe the working relationship between a company and its board is an ordinary business matter to be determined by management in recommending whether to separate the CEO and Chairman positions.

1.14	Require Annual Election of Directors

Vote FOR. Also support a shareholder proposal that the Independent Directors meet regularly without management.

1.15	Require that a Majority of Directors be Independent

Vote FOR proposal that a majority of Directors be Independent.

Consider proposals that more than a majority of Directors be Independent on a CASE-BY-CASE basis.

1.16	Establish Director Stock Ownership Requirements

Vote WITH MANAGEMENT

2.0  Auditors

2.01	Ratify Selection of Auditors

Vote FOR proposal to ratify selection of auditors, unless the auditor has failed to qualify as independent under the Sarbanes-Oxley Act of 2002. For example, in an effort to reduce conflicts of interest in services performed by audit firms, the Sarbanes-Oxley Act of 2002 prohibits auditors from engaging in nine categories of non-audit services.

2.02	Approve Discharge of Auditors

Examine on a CASE-BY-CASE basis.

2.03	Audit Firm Rotation

Vote AGAINST shareholder proposal asking for audit firm rotation.

Section 203 of the Sarbanes-Oxley Act adequately addresses rotation, in the context of partner rotation. Section 203 specifies that the lead and concurring partner must be subject to rotation requirements after five years. The rules specify that the lead and concurring partner must rotate after five years and be subject to a five-year “time out” period after rotation. Additionally, certain other significant audit partners are subject to a seven-year rotation requirement with a two-year time out period.

OFI believes that requiring audit firm rotation, given the few choices remaining among top tier accounting firms, is unduly burdensome.

3.0  Proxy Contest Defenses

3.01	Eliminate Cumulative Voting

Vote FOR proposal to eliminate cumulative voting.

Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

3.02	Provide for Confidential Voting

OPPOSE.

If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0  Tender Offer Defenses

4.01	Management Proposal to adopt shareholders rights plan (“poison pill”)

These plans are generally adopted to discourage “hostile” advances on a company. In one common type of plan, shareholders are issued rights to purchase shares at a bargain price if a raider acquires a certain percentage of the company’s outstanding shares.

OFI will generally OPPOSE adopting “poison pill” plans unless the following factors are present: (1) sunset provision of three years; qualifying clause that permits shareholders to redeem the pill in the face of a bona fide tender offer; and record of giving shareholders an opportunity to consider prior tender offers; and (2) absence of other takeover defenses or provisions for independent director review of poison pill, with option to renew poison pill.

4.02	Submit Poison Pill to Shareholder Vote

Vote FOR.

4.03	Allow Board to use all outstanding capital authorizations in the event of public tender or share exchange offer

OPPOSE.

4.04	Super-Majority Vote Requirements

Vote FOR shareholder proposal to reduce super-majority vote requirement.

Vote AGAINST management proposal to require supermajority vote.

4.05	Anti-Greenmail Amendments

Greenmail proposals, submitted by both management and shareholders, are aimed at preventing a company from buying a large block of its own stock at an above-market price in order to prevent a takeover or proxy fight. OFI believes greenmail provides no economic benefit to anyone but the greenmailer.

Vote FOR proposals to adopt anti-greenmail amendments of the company’s bylaws or articles of incorporation or that otherwise restrict a company’s ability to make greenmail payments.

5.0  Corporate Governance

5.01	Establish Shareholder Advisory Committee

VOTE WITH MANAGEMENT

5.02	Shareholders’ Right to Call a Special Meeting

Vote FOR shareholder proposal to enable shareholders to call special meeting consistent with state statutes.

6.0  Capital Structure

6.01	Increase Authorized Common Stock

SUPPORT up to 100% of current authorization, in absence of specific need for additional authorization.

6.02	Issue Tracking Stock

In these situations, a company creates a new class of stock that is tied to a specific segment of the company. The general assumption is that the company as a whole is undervalued. The rationale for the tracking stock is that it enables investors to more effectively analyze the designated segment of the company, leading to a higher overall value for the company.

OPPOSE if creation of tracking stock is bundled with adverse corporate governance changes.

6.03	Submit Preferred Stock Issuance to Vote

SUPPORT shareholder proposal to submit preferred stock issuance to shareholder vote.

6.04	Issue “Blank Check” Preferred Stock

OPPOSE issuance of “blank check” preferred stock, which could be used for the “poison pill” defense.

6.05	Increase Authorization of “Blank Check” Preferred Stock

OPPOSE unless: (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

6.06	Pledge of Assets for Debt (Generally, Foreign Issuers)

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300 percent.

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100 percent. Any increase beyond 100 percent will require further assessment, with a comparison of the company to its industry peers or country of origin.

7.0  Compensation

We review compensation proposals on a CASE-BY-CASE basis.

In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect (see section 7.04, below). While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

7.01	Employee Stock Purchase Plan

Vote FOR unless the offering period exceeds 12 months.

7.02	Cash Bonus Plan

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

7.03	Non-Employee Director Stock Plans

Vote IN FAVOR if the number of shares reserved is less than 3% of outstanding shares, and the exercise price is 100% of fair market value.

7.04	Executive Stock Based Plans

OFI generally votes FOR management proposals, unless we believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.2

7.05	Bonus for Retiring Director

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company. .

7.06	Proposal to Re-price Stock Options

OPPOSE.

7.07	Submit Severance Agreement to Shareholder Vote

Vote AGAINST shareholder proposal to submit severance agreements to shareholder vote.

7.08	Shareholder Proposal to Limit Executive Compensation

VOTE WITH MANAGEMENT

7.09	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

VOTE WITH MANAGEMENT

7.10	Treatment of Stock Option Awards: Require Expensing of Stock Options Awards

Until there is certainty on the required accounting treatment for expensing of stock options, consider shareholder proposals requiring that stock options be expensed on a CASE-BY-CASE basis. Factors we consider typically include the time period over which the options were granted, the methodology for valuing the options, and the impact on the company’s balance sheet.

8.0 State of Incorporation

8.01	Proposal to Change the Company’s State of Incorporation

Examine on a CASE-BY-CASE basis taking into account impact of state takeover statutes.

9.0 Mergers and Restructuring

9.01	Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis. Factors considered typically include: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

[1]	As part of its binomial formula, ISS considers long-term corporate performance (both absolute and relative to the industry), cash compensation, categorization of the company as emerging, growth or mature, and administrative features (such as whether the administering committee is permitted to re-price out-of-money options without shareholder approval). If ISS determines that the “transfer of shareholder wealth” (the dollar cost to shareholders of the executive compensation plan) would be excessive under its model, ISS will recommend a vote against the executive stock-based compensation plan.

9.02	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

9.03	Spin-offs

Votes on spin-offs should be considered on a CASE-BY-CASE basis. Factors considered typically include: tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

9.04	Asset Sales

Votes on asset sales should be made on a CASE-BY-CASE basis. Factors considered typically include: the impact on the balance sheet/working capital, value received for the asset, and potential elimination of non-economies of scale.

9.05	Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis. Factors considered typically include: management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

9.06	Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

9.07	Changing Corporate Name

Vote WITH MANAGEMENT. We believe this to be an ordinary business matter to be determined by management.

9.08	Severance Agreements that are Operative in Event of Change of Control

Review CASE-BY-CASE, with consideration given to ISS “transfer-of-wealth” analysis (see footnote to section 7.04, above).

RS Investment Management, L.P.

RS Investment Management, Inc.

RS Growth Group LLC

RS Value Group LLC

SUMMARY DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Each of the RS investment advisory firms (each, an “Adviser”) has adopted policies and procedures (the “Policies”) that govern how it votes proxies relating to securities owned by its advisory clients for which the Adviser exercises voting authority and discretion (the “Proxies”). The advisory clients for which the Advisers vote Proxies are registered investment companies and certain other institutional accounts. The Policies do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated that authority and discretion to a third party.

The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients’ interests to those of the Advisers. The Policies are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect voting decisions on behalf of the Advisers’ clients.

The Advisers have adopted detailed proxy voting guidelines (the “Guidelines”) that set forth how they plan to vote on specific matters presented for shareholder vote. In most cases, the Guidelines state specifically whether proxies will be voted by the Advisers for or against a particular type of proposal. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines.

Because the Guidelines have been pre-established by the Advisers, voting of Proxies in accordance with the Guidelines is intended to limit the possibility that any conflict of interest might motivate an Adviser’s voting decision with respect to a proposal. However, an Adviser is permitted to override the Guidelines (an “Override”) with respect to a particular shareholder vote when the Adviser believes the Override to be in a client’s best interest. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”). In connection with any Override or Special Vote, a determination is made by the Advisers’ chief compliance officer whether there is any material conflict of interest between the Adviser, on the one hand, and the relevant advisory clients, on the other, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest. Any such determination must be reviewed by the chief operating officer of the Advisers.

Certain aspects of the administration of the Policies are governed by a Proxy Policy Committee comprised of senior management personnel and compliance personnel at the Advisers. The Committee oversees the Proxy voting process generally and may be consulted in specific cases concerning the voting of Proxies.

The Advisers have retained Investor Responsibility Research Center (“IRRC”) to handle the administrative aspects of voting proxies for the accounts of our advisory clients. IRRC monitors the accounts and their holdings to be sure that all Proxies are received and votes are cast. In addition, the Advisers’ compliance department on a regular basis monitors matters presented for shareholder votes and tracks the voting of the Proxies.

Clients may obtain a copy of the Policies and information regarding how the Advisers have voted securities held in their accounts, by contacting Scott Smith at (415) 591-2779.

The Policies are subject to change at any time without notice.

SUMMARY OF PROXY VOTING GUIDELINES

July 2003

Election of Directors:    Unless it is determined that there are compelling reasons for withholding votes for directors, we will generally vote in favor of the management proposed slate of directors.

Appointment of Auditors:    RS Investments believes that management remains in the best position to choose the accounting firm and will generally support management’s recommendation, except if there is reason to question the independence of the company’s auditors.

Changes in Capital Structure:    RS Investments will generally cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. We will vote against a management proposal to authorize or issue preferred stock, dual class stock and stock warrants.

Corporate Restructurings, Mergers and Acquisitions:    As RS Investments conducts extensive due diligence on company management, we believe that management will make decisions consistent with the best interests of shareholders. Accordingly, we will generally vote in favor of management proposals. However, we will also consider the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held and vote against management if we feel it is in the best interest of the issuers shareholders.

Proposals Affecting Shareholder Rights:    RS Investments believes that certain fundamental rights of shareholders should be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights, except that we will vote against a proposal if we believe that any adverse economic impact of the proposal on shareholders outweighs any improvement in shareholder rights.

Corporate Governance:    RS Investments recognizes the importance of good corporate governance and will generally vote in favor of proposals promoting transparency and accountability within a company.

Anti-Takeover Measures:    RS Investments believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals the purpose or effect of which is to entrench management or dilute shareholder voting power and we will support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers.

Executive Compensation:    RS Investments believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. We will generally vote with management on such proposals. However, we will vote against management proposals for a stock option plan if it is not determined to be in the best long- term interest of shareholders. Examples of management proposals we would vote against include dilution of shareholder equity in excess of 10%, option exercise prices below the market price on the date of grant and re-pricing of underwater stock options without shareholder approval. We will generally support management proposals to approve annual bonus plans and proposals that seek additional disclosure of executive compensation.

Social and Corporate Responsibility:    RS Investments will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether the proposal will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Annex C

PROXIES VOTED ON A CASE-BY-CASE BASIS

All proxy ballots shall be voted on a case-by-case basis if RSIM owns greater than 5% of the issuer’s outstanding common stock across all of its client accounts.

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning Citigroup Asset Management 1(CAM)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer.

[1]	Citigroup Asset Management comprises Salomon Brothers Asset Management Inc, Smith Barney Asset Management ( a division of Citigroup Global Markets Inc.), Citibank Global Asset Management ( a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

SANDS CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

(As Adopted on July 1, 2003)

Sands Capital Management, Inc. (the “Adviser”) has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures are designed to ensure that the Adviser is administering proxy voting matters in a manner consistent with the best interests of its clients and in accordance with its fiduciary duties under the Advisers Act, the Employee Retirement Income Security Act of 1974 (“ERISA”), and other applicable laws and regulations.

1.	GENERAL STATEMENT OF POLICY

The Adviser considers the proxy vote to be an asset of the client portfolio holding the security to which the proxy relates and for which the Adviser has voting authority. The Adviser’s authority to vote proxies is established by the investment management agreement with the client.

The Adviser seeks to discharge its fiduciary duty to clients for whom it has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of its clients. The Adviser evaluates all proxy proposals on an individual basis. Subject to its contractual obligations, there may be times when refraining from voting a proxy is in a client’s best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client.

The Adviser typically is neither an activist in corporate governance nor an automatic supporter of management on all proxy proposals.

2.	PROXY COMMITTEE; PROXY VOTING GUIDELINES

The Adviser has established a Proxy Committee. The members of the Proxy Committee are appointed by the Board of Directors of the Adviser from time to time and are listed on Schedule A. The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser’s clients, including developing, authorizing, implementing and updating the Adviser’s proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser’s proxy voting activity at least annually and as necessary to fulfill its responsibilities. The Proxy Committee reports to the Adviser’s Board of Directors at least annually regarding the administration of these policies and procedures and any changes deemed appropriate.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser’s Proxy Voting Guidelines (the “Guidelines”), a copy of which is attached hereto as Exhibit 1. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser’s evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

3.	PROXY VOTING PROCEDURE

The Adviser establishes with respect to each client account whether the client retains the power to vote proxies or has delegated the responsibility for proxy voting to the Adviser. In every case where a client has delegated responsibility for voting proxies to the Adviser, the Adviser tracks the occurrence of shareholder meetings, and obtains and evaluates the proxy information provided by the companies whose shares are being voted.

Prior to a proxy voting deadline, the appropriate analyst of the Adviser will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. An analyst may determine that the cost of voting a proxy exceeds the expected benefit to the client. For example, calling back securities that have been loaned in order to exercise voting rights could cause a client to forego income that otherwise would have been earned had the Adviser not sought to exercise voting rights with respect to those securities.

The Adviser is responsible for submitting, or arranging the submission of, the proxy votes to the shareholders meetings in a timely manner.

4.	CONFLICTS OF INTEREST

The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

Whenever an analyst determines that it is in a client’s best interest to vote on a particular proposal in a manner other than in accordance with the Guidelines (or the Guidelines do not address how to vote on the proposal), the analyst shall present the matter to the Proxy Committee, which shall be responsible for evaluating information relating to conflicts of interest in connection with voting the client proxy.

A.	Identifying Conflicts of Interest

For purposes of identifying conflicts under these procedures, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by the Adviser’s employees, and other information actually known by a member of the Proxy Committee.

The Proxy Voting Committee may determine that the Adviser has a conflict of interest as a result of the following:

1.  Significant Business Relationships—The Proxy Committee will consider whether the matter involves an issuer or proponent with which the Adviser has a significant business relationship. The Adviser has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a “significant business relationship” is one that might create an incentive for the Adviser to vote in favor of management.

2.  Significant Personal or Family Relationships—The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of the Adviser who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how the Adviser votes the proxy. Employees of the Adviser who are involved in the proxy voting process (e.g., analysts, portfolio managers, Proxy Committee members, senior management, as applicable) are required to disclose to the Proxy Committee any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter.

3.  Contact with Proxy Committee Members—If an employee of the Adviser not involved in the proxy voting process contacts any Proxy Committee member for the purpose of influencing how a proxy is to be voted, the member will immediately contact the Adviser’s [Compliance Officer] who will determine: (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the member of the Proxy Committee who was contacted should recuse himself or herself from all further matters regarding the proxy.

B.	Determining Whether a Conflict is Material

In the event that the Proxy Committee determines that the Adviser has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

C.	Voting Proxies Involving a Material Conflict

In the event that the Proxy Committee determines that the Adviser has a material conflict of interest with respect to a proxy proposal, the Adviser will vote on the proposal in accordance with the determination of the Proxy Committee. Alternatively, prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

The Adviser may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.*

The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that the Adviser does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of the Proxy Committee.

5.	DISCLOSURE

In accordance with the Advisers Act and ERISA, the Adviser reports to its clients regarding the manner in which their proxies are voted. It is the Adviser’s general policy not to disclose to any issuer or third party how it has voted client proxies, except as otherwise required by law.

6.	RECORD RETENTION

The Adviser maintains the books and records required by Rule 204-2(c)(2) under the Advisers Act in the manner and for the periods required. For client portfolios subject to ERISA, the Adviser maintains the books and records required by the Department of Labor.

*	The existence of a material conflict of interest will not affect an analyst’s determination that it is in the best interests of clients not to vote a proxy.

Attachments

Schedule A   Members of the Proxy Committee

Exhibit 1—Sands Capital Management, Inc. Proxy Voting Guidelines

SCHEDULE A

Members of the Proxy Committee

Frank M. Sands, Sr., CFA

Frank M. Sands, Jr., CFA

William L. Johnson

Dana M. McNamara

EXHIBIT 1

SANDS CAPITAL MANAGEMENT, INC.

PROXY VOTING GUIDELINES

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company’s management, unless SCM determines that voting in accordance with management’s recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company’s management in any situation where, in SCM’s judgment, it would not be in the best interests of the client to do so.

I.  The Board of Directors

A.	Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis, and may consider the following factors:

•	Long-term corporate performance record relative to a market index;

•	Composition of board and key board committees;

•	Corporate governance provisions and takeover activity;

•	Board decisions regarding executive pay;

•	Director compensation;

B.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

C.	Voting for Director Nominees in Contest Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, and may consider the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.

D.	Size of the Board

Proposals to limit the size of the Board should be evaluated on a case-by-case basis.

II.  Auditors

Ratifying Auditors

We generally vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

III.  Proxy Contest Defenses

Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

IV.   Anti-Takeover Issues

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients’ interests as shareholders. Anti-takeover issues include the following:

A.	Poison Pills

The “poison pill” entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a case-by-case basis management proposals to ratify a poison pill.

B.	Fair Price Provisions

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.	Greenmail

Proposals relating to the prohibition of “greenmail” are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company’s common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Superstock

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which “could be issued in a private placement with one or more institutional investors” and “could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock....” The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on a case-by-case basis proposals that would authorize the creation of new classes of “superstock”.

E.	Supermajority Rules

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

1.	Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

2.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.	Board Classification

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The “staggered board” acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and elect all directors annually.

IV.  Miscellaneous Governance Provision

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In he case of items that are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

V.  Capital Structure

A.	Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Debt Restructuring

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VI.  Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

VII.  State of Incorporation

A.	Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.  Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis.

B.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a case-by-case basis.

C.	Spin-offs

Votes on spin-offs are considered on a case-by-case basis.

D.	Changing Corporate Name

We generally vote for changing the corporate name.

IX.  Social and Environmental Issues

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

•	Ecological issues, including toxic hazards and pollution of the air and water;

•	Employment practices, such as the hiring of women and minority groups;

•	Product quality and safety;

•	Advertising practices;

•	Animal rights, including testing, experimentation and factory farming;

•	Military and nuclear issues; and

•	International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a case-by-case basis proposals regarding social or environmental issues.

T. ROWE PRICE ASSOCIATES, INC AND T. ROWE PRICE INTERNATIONAL, INC

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations.    It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations.    One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee.    T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or the counsel client’s portfolio manager.

Investment Support Group.    The Investment Support Group (“Investment Support Group”) is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator.    The Investment Support Group will assign a Proxy Administrator (“Proxy Administrator”) who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors—T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

•	Anti-takeover and Corporate Governance Issues—T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

•	Executive Compensation Issues—T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

•	Social and Corporate Responsibility Issues—Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company’s management on the following social issues unless the issue has substantial economic implications for the company’s business and operations which have not been adequately addressed by management:

•	Corporate environmental practices;

•	Board diversity;

•	Employment practices and employment opportunity;

•	Military, nuclear power and related energy issues;

•	Tobacco, alcohol, infant formula and safety in advertising practices;

•	Economic conversion and diversification;

•	International labor practices and operating policies;

•	Genetically-modified foods;

•	Animal rights; and

•	Political contributions/activities and charitable contributions.

Global Portfolio Companies—ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS’ general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management—Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

Index and Passively Managed Accounts—Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes—In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client’s investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking—Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price’s policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

Securities on Loan—The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS’s ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution. Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

T. ROWE PRICE PROXY VOTING—PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

WADDELL & REED INVESTMENT

MANAGEMENT COMPANY

Proxy Voting Policy

The Funds have delegated all proxy voting responsibilities to their investment manager. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO’s corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the Plan is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PAC’s) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PAC’s. This is public information and available to all interested parties.

Conflicts of Interest Between WRIMCO and the Funds:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

I. Identifying Conflicts of Interest:    WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund’s shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

•	Business Relationships—WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

•	Personal Relationships—WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•	Familial Relationships—WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. “Material Conflicts”: WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

In considering the materiality of a conflict, WRIMCO will take a two-step approach:

•	Financial Materiality—A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIMCO’s annual revenue. If the relationship involves an affiliate, the “material” benchmark will be 15% or more of WRIMCO’s annual revenue.

•	Non-Financial Materiality—WRIMCO will review all known relationships of portfolio managers and senior management for improper influence.

III.  Procedures to Address Material Conflicts:    WRIMCO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•	Use a Proxy Voting Service for Specific Proposals—As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services (“ISS”) or another independent third party if a recommendation from ISS is unavailable).

•	Client directed—If the Material Conflict arises from WRIMCO’s management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

•	Use a Predetermined Voting Policy—If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

•	Seek Board Guidance—If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Funds’ Board of Directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board’s consent or direction to vote the proxies. WRIMCO may use the Board Guidance to vote proxies for its non-mutual fund clients.

Wellington Management Company, llp

Proxy Policies and Procedures

Dated: April 30, 2003

Introduction Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client’s behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

Statement of Policies

As a matter of policy, Wellington Management:

1.  Takes responsibility for voting client proxies only upon a client’s written request.

2.  Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3.  Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

4.  Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5.  Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6.  Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7.  Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8.  Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9.  Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Proxy Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Legal Services Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.3

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting

Authorization to Vote.    Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy.    Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

Reconciliation.    To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

Research.    In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting.    Following the reconciliation process, each proxy is compared against Wellington Management’s Proxy Voting Guidelines, and handled as follows:

Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

•	Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes.    Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending.     ellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration.    Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy, Immaterial Impact, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Wellington Management Company, llp

Proxy Voting Guidelines

Dated: April 30, 2003

Exhibit A

Introduction

Upon a client’s written request, Wellington Management Company, llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These Guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines

Composition and Role of the Board of Directors

•	Election of Directors: For

•	Repeal Classified Board (SP): For

•	Adopt Director Tenure/Retirement Age (SP): Against

•	Minimum Stock Ownership by Directors (SP): Case-by-Case

•	Adopt Director & Officer Indemnification: For

•	Allow Special Interest Representation to Board (SP): Against

•	Require Board Independence (SP): For

•	Require Board Committees to be Independent (SP): For

•	Require a Separation of Chair and CEO or Require a Lead Director (SP): Case-by-Case

•	Boards not Amending Policies That are Supported by a Majority of Shareholders: Withhold vote*

*    on all Directors seeking election the following year

•	Approve Directors’ Fees: For

•	Approve Bonuses for Retiring Directors: For

•	Elect Supervisory Board/Corporate Assembly: For

Management Compensation

•	Adopt/Amend Stock Option Plans: Case-by-Case

•	Adopt/Amend Employee Stock Purchase Plans: For

•	Eliminate Golden Parachutes (SP): For

•	Expense Future Stock Options (SP): For

•	Shareholder Approval of All Stock Option Plans (SP): For

•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): For

•	Recommend Senior Executives Own and Hold Company Stock, not Including Options (SP): For

•	Disclose All Executive Compensation (SP): For

Reporting of Results

•	Approve Financial Statements: For

•	Set Dividends and Allocate Profits: For

•	Limit Non-Audit Services Provided by Auditors (SP): For

•	Ratify Selection of Auditors and Set Their Fees: For

•	Elect Statutory Auditors: For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP): Against

•	Redeem or Vote on Poison Pill (SP): For

•	Authorize Blank Check Preferred Stock: Against

•	Eliminate Right to Call a Special Meeting: Against

•	Increase Supermajority Vote Requirement: Against

•	Adopt Anti-Greenmail Provision: For

•	Restore Preemptive Rights: Case-by-Case

•	Adopt Confidential Voting (SP): For

•	Approve Unequal Voting Rights: Against

•	Remove Right to Act by Written Consent: Against

•	Approve Binding Shareholder Proposals: Case-by-Case

Capital Structure

•	Increase Authorized Common Stock: Case-by-Case

•	Approve Merger or Acquisition: Case-by-Case

•	Approve Technical Amendments to Charter: Case-by-Case

•	Opt Out of State Takeover Statutes: For

•	Consider Non-Financial Effects of Mergers: Against

•	Authorize Share Repurchase: For

•	Authorize Trade in Company Stock: For

•	Issue Debt Instruments: For

Social Issues

•	Endorse the Ceres Principles (SP): Case-by-Case

•	Disclose Political and PAC Gifts (SP): For

•	Require Adoption of International Labor Organization’s Fair Labor Principles (SP): Case-by-Case

Miscellaneous

•	Approve Other Business: Abstain

•	Approve Reincorporation: Case-by-Case

Procedure:	Proxy Voting
Departments Impacted	Investment Management, Compliance, Investment Support

References	Western Asset Compliance Manual—Section R Proxy Voting Investment Advisers Act Rule 206(4)-6 and Rule 204-2 ERISA DOL Bulletin 94-2 C.F.R. 2509.94-2

Effective	August 6, 2003

Background

Western Asset has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the DOL has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote. In the event of a material conflict, Western Asset will notify clients of the conflict and obtain their consent prior to voting.

Procedures

Responsibility and Oversight:

The Western Asset Compliance Department will be responsible for administering and overseeing the proxy voting process. The gathering of proxies will be coordinated through the Corporate Actions area of Investment Support. Research analysts and portfolio managers will be responsible for determining appropriate voting positions on each proxy utilizing the guidelines contained in these procedures.

Client Authority:

At account start-up all client investment management agreements will be reviewed to determine whether Western Asset has authority to vote client proxies. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. A matrix of proxy voting authority is maintained by the Client Account Transition Team.

Proxy Gathering:

Registered owners of record client custodians and trustees generally receive proxy materials and forward them to the Western Asset Corporate Actions Group. Client banks will be notified at start-up of appropriate routing to Western Asset of proxies received.

Proxy Voting:

Once proxies are received they will be forwarded to the Western Asset Compliance Department for coordination and the following actions:

a.  Proxies will be reviewed to determine accounts impacted.

b.  Impacted accounts will be checked to confirm Western Asset voting authority.

c.  Compliance staff will review proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.  If a material conflict of interest exists, the client will be notified, the conflict will be disclosed and Western Asset will obtain the client’s consent prior to voting the proxy.

e.  Compliance staff will provide proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research Analysts and Portfolio Managers will determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures.

f.  Compliance staff will vote the proxy and return the voted proxy to the issuer or its information agent.

Recordkeeping:

Western Asset will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.  A copy of Western Asset’s policies and procedures

b.  Copies of proxy statements received regarding client securities

c.  A copy of any document created that was material to making a decision how to vote proxies

d.  Each written client request for proxy voting records and Western Asset’s written response to the request

e.  A proxy log including:

1.  Issuer name and meeting

2.  Issues voted on and the record of the vote

3.  Number of shares eligible to be voted on the record date; and

4.  Number of shares voted

Records will be maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure:

Western Asset’s proxy policies will be described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest:

All proxies will be reviewed by the Compliance Department for potential conflicts of interest. Issues to be reviewed include but are not limited to:

1.  Whether Western (or its affiliates) manages assets for the company or an employee group;

2.  Whether Western or an officer or director of Western is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.  Whether there is any other business or personal relationship that may where Western or an officer or director of Western has a person interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and will be evaluated by the designated Research Analyst or Portfolio Manager. The examples outlined below are meant as guidelines to add in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to foreign issuers.

I.  Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset will generally vote in support of decisions reached by independent boards of directors. Proxies will be voted for board-approved proposals except as follows:

1.  Matters relating to the Board of Directors

a.  Votes will be withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.  Votes will be withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.  Votes will be withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.  Votes will be case on a case-by-case basis in contested elections of directors.

2.  Matters relating to Executive Compensation

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PART C: OTHER INFORMATION

Item 23: Exhibits

Exhibit A: Copy of Registrant’s Agreement and Declaration of Trust, as amended June 14, 1993.(1)

Exhibit B: Copy of Registrant’s By-Laws, as now in effect.(1)

Exhibit C: None.

Exhibit D:

(1) Copy of Specimen Investment Management Agreement between Registrant and Massachusetts Mutual Life Insurance Company (“MassMutual”) on behalf of each of Registrant’s series, incorporated by reference as Exhibit D(1) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(2) Specimen Investment Sub-Advisory Agreement between David L. Babson & Company Inc. (“David L. Babson”) with respect to MassMutual Prime Fund (now known as MassMutual Money Market Fund), MassMutual Short-Term Bond Fund, (now known as MassMutual Short-Duration Bond Fund) MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, each of the Prime, Core Bond and Core Equity Segments of the MassMutual Balanced Fund, the MassMutual Core Equity Fund (now known as MassMutual Core Value Equity Fund) and the MassMutual Small Cap Value Equity Fund (now known as MassMutual Small Cap Equity Fund), incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement filed via EDGAR on April 28, 1997.

(3) Investment Sub-Advisory Agreement dated as of May 1, 2000 between MassMutual and OppenheimerFunds, Inc. with respect to the MassMutual International Equity Fund, incorporated by reference to Exhibit D(3) of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

(4) Investment Sub-Advisory Agreement between MassMutual and Massachusetts Financial Services Company with respect to MassMutual Growth Equity Fund, incorporated by reference to Exhibit D(5) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(5) Investment Sub-Advisory Agreement between MassMutual and Navellier & Associates, Inc. with respect to MassMutual Mid Cap Growth Equity Fund effective as of May 1, 2002 is incorporated by reference to Exhibit D(5) of Registrant’s Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on October 15, 2002.

(6) Investment Sub-Advisory Agreement between MassMutual and Waddell & Reed Investment Management Company with respect to MassMutual Small Cap Growth Equity Fund, incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(7) Investment Sub-Advisory Agreement between MassMutual and Davis Selected Advisers, L.P. with respect to MassMutual Large Cap Value Fund effective as of May 15, 2001 is incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(8) Investment Sub-Advisory Agreement between MassMutual and Sands Capital Management, Inc. with respect to MassMutual Aggressive Growth Fund effective as of February 9, 2004 is incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 26 to the Registration Statement filed via EDGAR on February 20, 2004.

(9) Investment Sub-Advisory Agreement between MassMutual and Harris Associates L.P. with respect to MassMutual Focused Value Fund effective as of March 26, 2001 is incorporated by reference to Exhibit D(10) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(10) Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates Inc. with respect to MassMutual Mid Cap Growth Equity II Fund incorporated by reference to Exhibit D(11) of Registrant’s Post-Effective Amendment No. 16 to the Registration Statement filed via EDGAR on February 15, 2001.

(11) Investment Sub-Advisory Agreement between MassMutual and RS Investment Management with respect to MassMutual Emerging Growth Fund effective as of May 1, 2000 incorporated by reference to Exhibit D(12) of Registrant’s Post-Effective Amendment No. 16 to the Registration Statement filed via EDGAR on February 15, 2001.

(12) Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. with respect to MassMutual Indexed Equity Fund dated as of January 31, 2003 is incorporated by reference to Exhibit D(12) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement Filed via EDGAR on April 29, 2003.

(13) Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. with regard to MassMutual OTC 100 Fund dated as of January 31, 2003 is incorporated by reference to Exhibit D(13) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement Filed via EDGAR on April 29, 2003.

(14) Investment Sub-Advisory Agreement between MassMutual and Fidelity Management & Research Company with regard to MassMutual Blue Chip Growth Fund dated as of June 1, 2000 is incorporated by reference to Exhibit D(15) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(15) Investment Sub-Advisory Agreement between MassMutual and Fidelity Management & Research Company with regard to MassMutual Value Equity Fund dated as of May 1, 2001 is incorporated by reference to Exhibit D(16) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(16) Investment Sub-Advisory Agreement between MassMutual and Harris Associates L.P. with regard to MassMutual Overseas Fund dated as of August 6, 2001 is incorporated by reference to Exhibit D(17) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(17) Investment Sub-Advisory Agreement between MassMutual and American Century Investment Management, Inc. with regard to MassMutual Overseas Fund dated as of May 1, 2001 is incorporated by reference to Exhibit D(18) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(18) Investment Sub-Advisory Agreement between MassMutual and Alliance Capital Management L.P. with regard to MassMutual Core Value Equity Fund dated as of December 3, 2001 is incorporated by reference to Exhibit D(18) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(19) Investment Sub-Advisory Agreement between MassMutual and Wellington Management Company, LLP with regard to MassMutual Small Cap Growth Equity Fund dated as of December 3, 2001 is incorporated by reference to Exhibit D(19) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(20) Investment Sub-Advisory Agreement between MassMutual and Alliance Capital Management L.P. with regard to MassMutual Large Cap Growth Fund dated as of December 31, 2001 is incorporated by reference to Exhibit D(20) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(21) Investment Sub-Advisory Agreement between MassMutual and Allied Investment Advisors, Inc. (now known as MTB Investment Advisors, Inc.) with regard to MassMutual Small Company Growth Fund dated as of April 1, 2003 is incorporated by reference to Exhibit D(21) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on April 29, 2003.

(22) Investment Sub-Advisory Agreement between MassMutual and Clover Capital Management, Inc. with regard to MassMutual Small Company Value Fund dated as of December 31, 2001 is incorporated by reference to Exhibit D(22) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(23) Investment Sub-Advisory Agreement between MassMutual and Mazama Capital Management, Inc. with regard to MassMutual Small Company Growth Fund dated as of December 31, 2001 is incorporated by reference to Exhibit D(23) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(24) Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates, Inc. with regard to MassMutual Small Company Value Fund dated as of December 31, 2001 is incorporated by reference to Exhibit D(24) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(25) Investment Sub-Advisory Agreement between MassMutual and Wellington Management Company, LLP with regard to MassMutual Fundamental Value Fund dated as of December 31, 2001 is incorporated by reference to Exhibit D(25) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(26) Investment Sub-Advisory Agreement between MassMutual and David L. Babson & Company Inc. with regard to MassMutual Inflation-Protected Bond Fund dated as of December 31, 2003 is incorporated by reference to Exhibit D(26) of Registrant’s Post-Effective Amendment No. 26 to the Registration Statement filed via EDGAR on February 20, 2004.

(27) Investment Sub-Advisory Agreement between MassMutual and Salomon Brothers Asset Management Inc with regard to MassMutual Strategic Balanced Fund dated as of December 31, 2003 is incorporated by reference to Exhibit D(27) of Registrant’s Post-Effective Amendment No. 26 to the Registration Statement filed via EDGAR on February 20, 2004.

(28) Investment Sub-Advisory Agreement between MassMutual and Western Asset Management Company with regard to MassMutual Strategic Balanced Fund dated as of December 31, 2003 is incorporated by reference to Exhibit D(28) of Registrant’s Post-Effective Amendment No. 26 to the Registration Statement filed via EDGAR on February 20, 2004.

Exhibit E

(1) Amended and Restated General Distributors Agreement between MassMutual and MML Distributors, LLC dated as of December 31, 2002 is incorporated by reference to Exhibit E of Registrant’s Post-Effective Amendment No. 22 to the Registration Statement filed via EDGAR on December 30, 2002.

(2) Amendment dated February 3, 2003 to the Amended and Restated General Distributor’s Agreement is incorporated by reference to Exhibit E(2) of Registrant’s Post-Effective Amendment No. 24 filed via EDGAR on October 17, 2003.

(3) Sub-Distributor’s Agreement between MML Distributors, LLC and OppenheimerFunds Distributor, Inc. dated as of February 7, 2003 is incorporated by reference to Exhibit E(2) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on April 29, 2003.

Exhibit F

Deferred Compensation Plan for Trustees of Registrant, incorporated by reference to Exhibit F of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

Exhibit G:

(1) Form of Custodian Agreement between Registrant and Investors Bank & Trust Company (“IBT”) with respect to each series of the Trust(1)

(2) Specimen Administrative and Shareholder Servicing Agreement between MassMutual and the Trust on behalf of each Registrant’s series, incorporated by reference as Exhibit G(3) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(3) Amendment, dated February 11, 2002, to Administrative and Shareholder Services Agreements is incorporated by reference to Exhibit G(3) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on April 29, 2003.

(4) Amended and Restated Transfer Agency Agreement among the Trust, MassMutual and IBT, incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to Registration Statement filed via EDGAR on April 30, 1999.

Exhibit H:

(1) Class L Shareholder Service Agreement between the Trust and MassMutual with respect to each of Registrant’s series, is incorporated by reference to Exhibit (H) (1) of registrant’s Post-Effective Amendment No. 25 to the Registration Statement filed via EDGAR on December 30, 2003.

(2) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Inflation Protected Bond Fund, MassMutual Strategic Balanced Fund, MassMutual Destination Retirement Income Fund, MassMutual Destination Retirement 2010 Fund, MassMutual Destination Retirement 2020 Fund, MassMutual Destination Retirement 2030 Fund and the MassMutual Destination Retirement 2040 Fund is incorporated by reference to Exhibit H(2) of Registrant’s Post-Effective Amendment No. 25 to the Registration Statement filed via EDGAR on December 30, 2003.

(3) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Fundamental Value Fund, MassMutual Large Cap Growth Fund, MassMutual Aggressive Growth Fund, MassMutual Small Company Value Fund and MassMutual Small Company Growth Fund is filed herein as Exhibit H(3).

Exhibit I:

(1) Consent of Ropes & Gray previously filed as Exhibit 10 to Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement filed August 30, 1994.

(2) Opinion of Counsel, incorporated by reference to Exhibit 10 of Registrant’s Post-Effective Amendment No. 7 filed via EDGAR on February 9, 1998.

(3) Opinion of Counsel, incorporated by reference to Exhibit I(2) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(4) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(3) of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

(5) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(6) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(6) of Registrant’s Post-Effective Amendment No. 20 to the Registration Statement filed via EDGAR on April 30, 2002.

(7) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(7) of Registration’s Post-Effective Amendment No. 25 to the Registration Statement filed via EDGAR on December 30, 2003.

Exhibit J:

(1) Consent of Deloitte & Touche LLP is filed herein as Exhibit J(1).

(2) Power of Attorney for Stuart H. Reese, Ronald J. Abdow, Richard H. Ayers, Mary E. Boland, Richard W. Greene and F. William Marshall, Jr., incorporated by reference to Exhibit J(2) of Registrant’s Post-Effective Amendment No. 18 filed via EDGAR on October 16, 2001.

(3) Power of Attorney for Beverly L. Hamilton, incorporated by reference to Exhibit J(3) of Registrant’s Post-Effective Amendment No. 18 filed via EDGAR on October 16, 2001.

(4) Power of Attorney for Frederick C. Castellani is incorporated by reference to Exhibit J(4) of Registrant’s Post-Effective Amendment No. 19 filed via EDGAR on February 20, 2002.

(5) Power of Attorney for Robert E. Joyal is incorporated by reference to Exhibit J(5) of Registrant’s Post-Effective Amendment No. 24 filed via EDGAR on October 17, 2003.

(6) Power of Attorney for Allan W. Blair is incorporated by reference to Exhibit J(6) of Registrant’s Post-Effective Amendment No. 25 filed via EDGAR on December 30, 2003.

(7) Power of Attorney for R. Alan Hunter, Jr. is incorporated by reference to Exhibit J(7) of Registrant’s Post-Effective Amendment No. 25 filed via EDGAR on December 30, 2003.

Exhibit K: Not Applicable

Exhibit L: Not Applicable

Exhibit M:

(1) Form of Class A Distribution and Service (Rule 12b-1) Plan for all series of the Trust incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to the Registration Statement filed via EDGAR on June 29, 1999.

(2) Form of Class Y Rule 12b-1 Plans, incorporated by reference as Exhibit M(4) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999

(3) Form of Class L Rule 12b-1 Plans, incorporated by reference as Exhibit M(5) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999

(4) Form of Class S Rule 12b-1 Plans, incorporated by reference to Exhibit M(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(5) Form of Class N Rule 12b-1 Plans, incorporated by reference to Exhibit M(5) of Registrant’s Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on October 15, 2002.

Exhibit N:

Amended and Restated Rule 18f-3 Plan effective as of December 31, 2003 is incorporated by reference to Exhibit N of Registrant’s Post-Effective Amendment No. 25 filed via EDGAR on December 30, 2003.

Exhibit O: Not Applicable

Exhibit P:

(1) Code of Ethics for David L. Babson & Company Inc. is filed herein as Exhibit P(1).

(2) Code of Ethics for Davis Selected Advisers, L.P.(2)

(3) Code of Ethics for Waddell & Reed Investment Management Company is filed herein as Exhibit P(3).

(4) Code of Ethics for Massachusetts Financial Services Company.(2)

(5) Code of Ethics for Massachusetts Mutual Life Insurance Company, MML Distributors, LLC and MassMutual Institutional Funds is filed herein as Exhibit P(5).

(6) Code of Ethics for Northern Trust Investments, N.A.(4)

(7) Code of Ethics for RS Investment Management, L.P. is filed herein as Exhibit P(7).

(8) Code of Ethics for T. Rowe Price Associates, Inc.(4)

(9) Code of Ethics for Fidelity Management & Research Company is filed herein as Exhibit P(9).

(10) Code of Ethics for Harris Associates L.P.(4)

(11) Code of Ethics for Oppenheimer Funds, Inc.(4)

(12) Code of Ethics for Navellier & Associates, Inc. is filed herein as Exhibit P(12).

(13) Code of Ethics for American Century Investment Management, Inc. is filed herein as Exhibit P(13).

(14) Code of Ethics for Clover Capital Management, Inc. is filed herein as Exhibit P(14).

(15) Code of Ethics for Alliance Capital Management L.P. is filed herein as Exhibit P(15).

(16) Code of Ethics for Mazama Capital Management, Inc. is filed herein as Exhibit P(16).

(17) Code of Ethics for Wellington Management Company, LLP is filed herein as Exhibit P(17).

(18) Code of Ethics for MTB Investment Advisors, Inc. is filed herein as Exhibit P(18).

(19) Code of Ethics for Sands Capital Management, Inc. is filed herein as Exhibit P(19).

(20) Code of Ethics for Salomon Brothers Asset Management Inc is filed herein as Exhibit P(20).

(21) Code of Ethics for Western Asset Management Company is filed herein as Exhibit P(21).

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement filed via EDGAR on October 2, 1997.
(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.
(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.
(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on April 29, 2003.

Item 24:	Person Controlled by or Under Common Control with the Fund

At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Registrant was organized by MassMutual primarily to offer investors both the opportunity to pursue long-term investment goals and the flexibility to respond to changes in their investment objectives and economic and market conditions. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years.

The following entities are, or may be, deemed to be controlled by MassMutual through the direct or indirect ownership of such entities’ stock.

1. CM Assurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

2. CM Benefit Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

3. C.M. Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual.

4. MML Bay State Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by C.M. Life Insurance Company.

5. MassMutual Mortgage Finance, LLC, a Delaware limited liability company that makes, acquires, holds and sells mortgage loans, all of the stock of which is owned by MassMutual.

6. The MassMutual Trust Company, a federally chartered stock savings bank that performs trust services, all the stock of which is owned by MassMutual.

7. MML Distributors, LLC, a Connecticut limited liability company that operates as a securities broker-dealer. MassMutual has a 99% ownership interest and MassMutual Holding Company has a 1% ownership interest.

8. MassMutual Holding Company, a Delaware corporation that operates as a holding company for certain MassMutual entities, all the stock of which is owned by MassMutual.

9. MassMutual Funding LLC, a Delaware limited liability company that issues commercial paper, all of the stock of which is owned by MassMutual Holding Company.

10. MassMutual Owners Association, Inc., a Massachusetts company that is authorized to conduct sales and marketing operations, all the stock of which is owned by MassMutual Holding Company.

11. MassMutual Assignment Company, a North Carolina corporation that operates a structured settlement business, all of the stock of which is owned by MassMutual Holding Company.

12. MML Investors Services, Inc., a Massachusetts corporation that operates as a securities broker-dealer. MassMutual Holding Company all the capital stock of which is owned by MassMutual Holding Company.

13. MML Insurance Agency, Inc., a Massachusetts corporation that operates as an insurance broker, all of the stock of which is owned by MML Investors Services, Inc.

14. DISA Insurance Services of America, Inc., an Alabama corporation that operates as an insurance broker. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

15. Diversified Insurance Services of America, Inc., a Hawaii corporation that operated as an insurance broker. MML Insurance Agency, Inc. owned all the shares of outstanding stock. This corporation has been dissolved.

16. MML Insurance Agency of Mississippi, P.C., a Mississippi corporation that operates as an insurance broker and is controlled by MML Insurance Agency, Inc.

17. MML Insurance Agency of Nevada, Inc., a Nevada corporation that operated as an insurance broker, all of the stock of which was owned by MML Insurance Agency, Inc. This corporation has been dissolved.

18. MML Insurance Agency of Texas, Inc., a Texas corporation that operated as an insurance broker and was controlled by MML Insurance Agency, Inc., through an irrevocable proxy arrangement. This corporation has been dissolved.

19. MML Partners, LLC, a Delaware limited liability company that operates as a securities broker-dealer, all of the stock of which is owned by MML Investors Services, Inc.

20. MassMutual Holding MSC, Inc., a Massachusetts corporation that operates as a holding company for MassMutual positions in investment entities organized outside of the United States. MassMutual Holding Company owns all of the outstanding shares of MassMutual Holding MSC, Inc. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

21. MassMutual Corporate Value Limited, a Cayman Islands corporation, 46% of the shares of which are owned by MassMutual Holding MSC, Inc.

22. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds an ownership interest of approximately 88.3% and MassMutual holds an ownership interest of approximately 4.6%. David L. Babson & Company Inc. acts as sub-adviser for this fund.

23. 9048-5434 Quebec, Inc., a Canadian corporation that operates as the owner of Hotel du Parc in Montreal, Quebec, Canada. MassMutual Holding MSC, Inc. owns all the shares of 9048-5434 Quebec, Inc.

24. 1279342 Ontario Limited, a Canadian corporation that operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada. MassMutual MSC, Inc. owns all of the shares of 1279342 Ontario Limited.

25. Antares Capital Corporation, a Delaware corporation that operates as a finance company. MassMutual Holding Company owns approximately 80% of the capital stock of Antares Capital Corporation.

26. Antares Asset Management, Inc., a Delaware corporation that provides investment advisory/investment management services to private investment funds established by Antares Capital Corporation (such as CDOs), all the stock of which is owned by Antares Capital Corporation.

27. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation that operates as an investment adviser, all of the stock of which is owned by MassMutual Holding Company.

28. Cornerstone Office Management, LLC, a Delaware limited liability company that serves as the general partner of Cornerstone Suburban Office, L.P. Cornerstone Office Management, LLC is 50% owned by Cornerstone Real Estate Advisers, Inc. and 50% owned by MML Realty Management Corporation.

29. Cornerstone Suburban Office, LP, a Delaware limited partnership, that operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 30% limited partnership interest.

30. DLB Acquisition Corporation (“DLB”), a Delaware corporation that operates as a holding company for the David L. Babson companies. MassMutual Holding Company owns 99% of the outstanding shares of capital stock of DLB.

31. David L. Babson & Company Inc., a Massachusetts corporation that operates as an investment adviser, all of the stock of which is owned by DLB Acquisition Corporation (“DLB”).

32. Charter Oak Capital Management, Inc., a Delaware corporation that formerly operated as a manager of institutional investment portfolios. David L. Babson & Company Inc. owns 100% of the capital stock of Charter Oak Capital Management, Inc.

33. Babson Securities Corporation, a Massachusetts corporation that operates as a securities broker-dealer, all of the stock of which is owned by David L. Babson & Company, Inc.

34. Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of David L. Babson & Company Inc.

35. S.I. International Assets (formerly known as Babson-Stewart Ivory International), a Massachusetts general partnership that operates as an investment adviser. David L. Babson & Company Inc. holds a 50% ownership interest in the partnership and is one of the general partners.

36. FITech Asset Management, L.P. (“AM”), a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. David L. Babson & Company Inc. is a limited partner in AM, with a 57.84% ownership interest.

37. FITech Domestic Partners, LLC (“DP”), a Delaware LLC that is a general partner of FITech Domestic Value, L.P. David L. Babson & Company Inc. is a limited partner in DP, holding a 57.84% controlling ownership interest.

38. Leland Fund Multi G.P., Ltd. (“Multi”) is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland, all the stock of which is owned by David L. Babson & Company Inc.

39. Leland Fund (Cayman), Ltd., a Cayman Islands exempted company that acts as a private investment fund, all the stock of which is owned by Leland Fund Multi G.P., Ltd.

40. Leland Fund (Blocker), Ltd. a Cayman Islands exempted company that acts as a private investment fund, all the stock of which is owned by Leland Fund Multi G.P., Ltd.

41. Oppenheimer Acquisition Corp. (“OAC”), a Delaware corporation that operates as a holding company for the Oppenheimer companies. MassMutual Holding Company owns 96.2% of the capital stock of OAC.

42. OppenheimerFunds, Inc., a Colorado corporation that operates as the investment adviser to the Oppenheimer Funds, all of the stock of which is owned by OAC.

43. Centennial Asset Management Corporation, a Delaware corporation that operates as investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all of the stock of Centennial Asset Management Corporation.

44. Centennial Capital Corporation, a Delaware corporation that formerly sponsored a unit investment trust, all of the stock of which is owned by Centennial Asset Management Corporation.

45. OppenheimerFunds Distributor, Inc., a New York corporation that operates as a securities broker-dealer, all of the stock of which is owned by OppenheimerFunds, Inc.

46. Oppenheimer Partnership Holding, Inc., a Delaware corporation that operates as a holding company, all of the stock of which is owned by OppenheimerFunds, Inc.

47. Oppenheimer Real Asset Management, Inc., a Delaware corporation that is the sub-adviser to a mutual fund investing in the commodities markets, all of the stock of which is owned by OppenheimerFunds, Inc.

48. Shareholder Financial Services, Inc., a Colorado corporation that operates as a transfer agent for mutual funds, all of the stock of which is owned by OppenheimerFunds, Inc.

49. Shareholder Services, Inc., a Colorado corporation that operates as a transfer agent for various Oppenheimer and MassMutual funds, all of the stock of which is owned by OppenheimerFunds, Inc.

50. OFI Private Investments, Inc., a New York based corporation that operates as a registered investment adviser, managing smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers on a subadvisory basis for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Private Investments, Inc.

51. OFI Institutional Asset Management, Inc. (formerly known as OAM Institutional, Inc.), a New York based corporation that operates as a registered investment advisor, providing investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Institutional Asset Management, Inc.

52. OppenheimerFunds International, Ltd., a Dublin based investment adviser that advises the Oppenheimer offshore funds known as the Oppenheimer Funds plc. OppenheimerFunds, Inc. owns all of the stock of OFI Private Investments, Inc.

53. Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser that provides portfolio management and equity research services primarily to institutional clients, all of the stock of which is owned by OFI Institutional Asset Management, Inc.

54. OFI Trust Company (formerly known as Oppenheimer Trust Company), a New York corporation that conducts the business of a trust company, all of the stock of which is owned by OFI Institutional Asset Management, Inc.

55. HarbourView Asset Management Corporation, a New York corporation that operates as an investment adviser, all of the stock of which is owned by OFI Institutional Asset Management, Inc.

56. Tremont Partners, Inc. (formerly Tremont Advisers, Inc.), a New York corporation that operates as an investment adviser, all of the stock of which is owned by Oppenheimer Acquisition Corporation.

57. Tremont Capital Management, Inc., a New York-based investment services provider that specializes in hedge funds, all the stock of which is owned by Oppenheimer Acquisition Corporation.

58. Tremont (Bermuda), Ltd., a Bermuda-based investment adviser, all the stock of which is owned by Tremont Capital Management, Inc.

59. Tremont Life Holdings Limited, a corporation organized under the laws of Bermuda. Tremont (Bermuda), Ltd. owns less than 10% of Tremont Life Holdings Limited.

60. Tremont International Insurance Limited, an exempt Cayman Islands life insurance company authorized to do business in the Cayman Islands and in Bermuda, all the stock of which is owned by Tremont Life Holdings Limited.

61. Tremont Services Limited, a Bermuda company doing business as an insurance manager, all the stock of which is owned by Tremont Life Holdings Limited.

62. CM Property Management, Inc., a Connecticut corporation that serves as the general partner of Westheimer 335 Suites Limited Partnership, all of the stock of which is owned by MassMutual Holding Company. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

63. Westheimer 335 Suites Limited Partnership, a Texas limited partnership of which MassMutual Benefits Management is the general partner.

64. HYP Management, Inc., a Delaware corporation that operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund. MassMutual Holding Company owns all of the outstanding stock of HYP Management, Inc.

65. MassMutual Benefits Management, Inc. (formerly known as Westheimer 335 Suites, Inc.), a Delaware corporation that supports MassMutual with benefit plan administration and planning services. MassMutual Holding Company owns all of the outstanding stock.

66. MMHC Investment, Inc., a Delaware corporation that is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II, LLC and other MassMutual investments. MassMutual Holding Company owns all of the outstanding stock of MMHC Investment, Inc.

67. MassMutual/Darby CBO IM, Inc. a Delaware corporation that operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. MMHC Investment, Inc. owns 50% of the capital stock of this company.

68. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. David L. Babson & Company Inc. is the Investment Manager. MassMutual owns 1.79%, MMHC Investment, Inc. owns 50% and MassMutual High Yield Partners LLC owns 2.39% of the ownership interest in MassMutual/Darby CBO LLC.

69. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment, Inc. holds approximately 34.11% and HYP Management,

Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in MassMutual High Yield Partners II LLC.

70. MML Realty Management Corporation, a Massachusetts corporation that formerly operated as a manager of properties owned by MassMutual, all of the stock of which is owned by MassMutual Holding Company.

71. Cornerstone Office Management, LLC, a Delaware limited liability company that serves as the general partner of Cornerstone Suburban Office, L.P. MML Realty Management holds a 50% ownership interest and Cornerstone Real Estate Advisers, Inc. holds a 50% ownership interest in Cornerstone Office Management, LLC.

72. Urban Properties, Inc., a Delaware corporation that serves as a general partner of real estate limited partnerships and as a real estate holding company, all of the stock of which is owned by MassMutual Holding Company.

73. MassMutual International, Inc., a Delaware corporation that operates as a holding company for those entities constituting MassMutual’s international insurance operations, all the stock of which is owned by MassMutual Holding Company.

74. MassMutual Asia Limited, a corporation organized in Hong Kong that operates as a life insurance company, all of the stock of which is owned by MassMutual International, Inc.

75. MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong that operates as a general insurance agent, all of the stock of which is owned by MassMutual International, Inc.

76. MassMutual Trustees Limited, a corporation organized in Hong Kong that operates as an approved trustee for the mandatory provident funds. MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Limited), MassMutual Guardian Limited and Kenneth Yu each hold a 20% ownership interest in MassMutual Trustees Limited.

77. Protective Capital (International) Limited, a corporation organized in Hong Kong is a dormant investment company, all the stock of which is owned by MassMutual Asia Limited. Protective Capital (International) Limited currently holds a 12% ownership interest in MassMutual Life Insurance Company in Japan.

78. MassMutual Services Limited, a corporation organized in Hong Kong that provided policyholders with estate planning services, all of the stock of which is owned by MassMutual International, Inc. MassMutual Asia Limited holds a 50% interest and Elroy Chan holds a 50% interest (in trust for MassMutual Asia Limited) in MassMutual Services Limited. This company is now inactive.

79. MassMutual Guardian Limited, a corporation organized in Hong Kong that provided policyholders with estate planning services, all the stock of which is owned by MassMutual International, Inc. MassMutual Asia Limited holds a 50% interest and Elroy Chan holds a 50% interest (in trust for MassMutual Asia Limited) in MassMutual Guardian Limited. This company is now inactive.

80. MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong, which operates as a general insurance agent, all the stock of which is owned by MassMutual Asia Limited.

81. MassMutual International Holding MSC, Inc., a Massachusetts corporation that currently acts as a holding company for the interests of MassMutual International, Inc. in Taiwan, all the stock of which is owned by MassMutual International, Inc.

82. MassMutual Mercuries Life Insurance Co., a Taiwan corporation that operates as a life insurance company. MassMutual International Holding MSC, Inc. holds a 38% ownership interest in MassMutual Mercuries Life Insurance Co.

83. Fuh Hwa Investment Trust Co. Ltd., a mutual fund firm in Taiwan. MassMutual Mercuries Life Insurance Company holds a 31% ownership interest and MassMutual International Holding MSC, Inc. holds and 18.4% ownership interest.

84. MassMutual Life Insurance Company, a Japanese corporation that operates as a life insurance company. MassMutual International, Inc. owns 86.1%, MassMutual Shuno Company owns 1.7% and Protective Capital (International) Limited owns 12.2% of the outstanding shares of MassMutual Life Insurance Company.

85. MassMutual Shuno Company operates as a Japanese premium collection service provider. MassMutual Life Insurance Company holds a 4.8% ownership interest and MassMutual International, Inc. holds a 95.2% ownership interest in MassMutual Shuno Company.

86. MassMutual Leasing Company is a Japanese company that leases office equipment and performs commercial lending. MassMutual Shuno Company holds a 90% interest and MassMutual Life Insurance Company holds a 10% ownership interest in MassMutual Leasing Company.

87. MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic that operated as a holding company. MassMutual International, Inc. owned 99.9% of the outstanding shares and MassMutual Holding Company owned the remaining shares in MassMutual Internacional (Argentina) S.A. This corporation has been sold.

88. MassMutual Services, S.A., a corporation organized in the Argentine Republic that operated as a service company. MassMutual Internacional (Argentina) S.A. owned 99.9% of the outstanding shares and MassMutual International, Inc. owned the remaining shares in MassMutual Services, S.A. This corporation has been sold.

89. MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile that operates as a holding company. MassMutual International, Inc. holds a 92.4% ownership interest, MassMutual Holding Company holds a .01% ownership interest and Darby Chile Holding II, LLC holds a 7.5% ownership interest in MassMutual Internacional (Chile) S.A.

90. Origen Inversiones S.A., a corporation organized in the Republic of Chile that operates as a holding company. MassMutual Internacional (Chile) S.A. holds a 33.5% ownership interest in Origen Inversiones S.A.

91. Compania de Seguros Vida Corp S.A., (formerly Mass Seguros de Vida, S.A.) a corporation organized in the Republic of Chile that operates as an insurance company. MassMutual Internacional (Chile) S.A. owns 33.4% of the outstanding shares of Compania de Seguros Vida Corp S.A.

92. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda that operates as a life insurance company, all of the stock of which is owned by MassMutual International, Inc.

93. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda that operates as an exempted insurance company, all of the stock of which is owned by MassMutual International, Inc.

94. MassMutual Europe, S.A., a corporation organized in the Grand Duchy of Luxembourg that operates as a life insurance company. MassMutual International, Inc. owns 99.9% of the outstanding capital stock and MassMutual Holding Company owns the remaining shares of MassMutual Europe, S.A.

95. MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic that operated as a life insurance company. MassMutual International, Inc. owned 99.9% of the outstanding capital stock of MassLife Seguros de Vida S.A. This corporation has been sold.

96. MML Series Investment Fund (the “Trust”), a Massachusetts business trust that operates as an open-end investment company. All the shares issued by the Trust are owned by MassMutual and certain of its affiliates.

97. MassMutual Institutional Funds, a Massachusetts business trust that operates as an open-end investment company. The majority shares are owned by MassMutual.

98. DLB Fund Group, a Massachusetts business trust that operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the DLB Fund Group.

99. Panorama Series Fund, Inc., a Maryland corporation that operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

100. Oppenheimer Series Fund Inc., a Maryland corporation that operates as an investment company of which MassMutual and its affiliates own a majority of certain series of shares issued by the fund.

101. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment, Inc. holds 37.04% of the subordinated notes of this issue, which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

102. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily US issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares if this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

103. Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. David L. Babson & Company Inc. is the Investment Manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

104. Perseus CDO I, Limited is a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment, Inc. holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. David L. Babson & Company Inc. acts as sub-adviser.

105. MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment, Inc., hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. David L. Babson & Company Inc. acts as sub-adviser.

106. Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding LP. Antares Capital Corporation manages the selection, acquisition and disposition of the Loan Collateral Debt Securities. MassMutual manages the High Yield Collateral Debt Securities and David L. Babson & Company Inc. acts as sub-adviser.

107. Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans and high yield public debt. MassMutual is investment adviser to this fund, and David L. Babson & Company Inc. acts as sub-adviser.

108. Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and David L. Babson & Company Inc. acts as sub-adviser. MassMutual and its affiliated subsidiaries own 34.35% of the Junior Subordinated Notes.

MassMutual or David L. Babson & Company Inc. acts as the investment adviser of the following investment companies, and as such may be deemed to control them.

1. MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund are owned by MassMutual and certain of its affiliates. MassMutual acts as adviser for MML Series and David L. Babson & Company Inc. acts as sub-adviser to certain series.

2. MassMutual Corporate Investors (“CI”), a Massachusetts business trust which operates as a closed-end investment company. David L. Babson & Company Inc. is the investment adviser to CI.

3. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an ownership interest in this company of approximately 88.3% and MassMutual holds approximately 4.6% ownership interest in MassMutual Corporate Value Partners Limited. David L. Babson & Company Inc. acts as sub-adviser.

4. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment Inc. holds approximately 34.11%, and HYP Management, Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in this company.

5. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual. MassMutual acts as adviser for each series and David L. Babson & Company Inc. acts as sub-adviser to certain series.

6. MassMutual Participation Investors (“PI”), a Massachusetts business trust which operates as a closed end investment company. David L. Babson & Company Inc. acts as the investment adviser to PI.

7. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. David L. Babson & Company Inc. is the Investment Manager. MassMutual holds 1.79%, MMHC Investment, Inc. holds 50% and MassMutual High Yield Partners LLC holds 2.39% of the ownership interest in MassMutual/Darby CBO, LLC.

8. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment Inc. holds 37.04% of the subordinated notes of this issue, which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

9. Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. David L. Babson & Company Inc. is the Investment Manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

10. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares of this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

11. Perseus CDO I, Limited is a Cayman Island Corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment, Inc. holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. David L. Babson & Company Inc. is the sub-adviser.

12. MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment, Inc. hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. David L. Babson & Company Inc. acts as sub-adviser.

13. Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding LP. Antares Capital Corporation manages the selection, acquisition and disposition of the Loan Collateral Debt Securities. MassMutual manages the High Yield Collateral Debt Securities and David L. Babson & Company Inc. acts a sub-adviser.

14. Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans and high yield public debt. MassMutual is investment adviser to this fund, and David L. Babson & Company Inc. acts as sub-adviser.

15. Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and David L. Babson & Company Inc. acts as sub-adviser. MassMutual and its affiliated subsidiaries own 34.35% of the Junior Subordinated Notes.

16. Suffield CLO, Limited is a Cayman Islands Corporation that operates as a collateralized loan obligations fund that invests primarily in domestic bank loans and high yield bonds. David L. Babson & Company Inc. is the investment adviser. MassMutual holds 23.13% of the preferred shares.

17. Wilbraham CBO Ltd. is a Cayman Islands limited liability company that operates as collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. David L. Babson & Company Inc. is the investment manager. MassMutual owns 33.99% of the preferred shares.

18. Enhanced Mortgage-Backed Securities Fund Limited II is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. David L. Babson & Company Inc. is the investment manager. MassMutual holds approximately 33% of the Class C Certificates.

19. Special Value Bond Fund II, LLC is a Delaware limited liability company that operates as a high yield bond fund. David L. Babson & Company Inc. is co-manager of the fund. MassMutual owns 20% of the subordinated notes.

20. Leland Fund, L.P., a hedge fund investing in high-yield emerging assets that is managed by David L. Babson & Company Inc.

21. Longmeadow CDO Debt Fund I, Limited, a fund investing in collateralized debt obligation securities that is managed by David L. Babson & Company Inc.

22. Hampden CBO Ltd, a cash/flow CDO investing in investment-grade bonds and loans, primarily U.S. MassMutual holds a 23% interest in the fund, which is managed by David L. Babson & Company Inc.

23. Phoenix Funding Limited, a cash/flow CDO that is managed by David L. Babson & Company Inc.

24. Palmyra Funding Limited, a fund investing in credit default swaps that is managed by David L. Babson & Company Inc.

25. Palmyra Funding II Limited, a fund investing in credit default swaps that is managed by David L. Babson & Company Inc.

26. Enhanced Mortgage-Backed Securities Fund Limited III is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities, collateralized mortgage obligations, debt securities and derivative instruments. Mass Mutual holds approximately 90% of the equity in the Fund. David L. Babson & Company Inc. serves as the investment manager.

27. Connecticut Valley Structured Credit CDO I, Ltd., a fund investing in CBO debt securities. David L. Babson & Company Inc. serves as the investment manager. MassMutual currently has a 28% interest in the fund.

28. MassMutual/Boston Capital Mezzanine Partners, L.P. (“Fund I”) is a Delaware limited partnership that operates as a fund investing in junior and senior mortgage loans, mezzanine investments, preferred equity interests and other real estate assets located primarily in the United States. MMHC Investments, Inc. is a limited partner and owns 26.17 % of Fund I. Boston Mass, LLC, a Delaware limited liability company, is the investment advisor and general partner and owns 1.0% of Fund I. MassMutual Mortgage Finance, LLC, a Delaware limited liability company and wholly owned subsidiary of MassMutual, is a co-manager and owns 50% of Boston Mass LLC.

29. Constitution Wharf Fund, Ltd., a hedge fund registered in the Cayman Islands for which David L. Babson & Company Inc. serves as the investment adviser.

30. Constitution Wharf Fund, LLC (formerly known as Copper Beech Fund LLC), a limited liability hedge fund organized under Delaware law for which Babson serves as investment manager. MassMutual currently has a majority ownership interest.

31. Constitution Wharf Offshore Fund Ltd. (formerly known as Copper Beech Offshore Fund Ltd.), a hedge fund registered in the Cayman Islands for which Babson serves as the investment adviser. MassMutual currently has a majority ownership interest.

32. Storrs CDO Ltd., a special purpose corporation organized under the laws of the Cayman Islands, that invests primarily in residential mortgage-backed securities, commercial mortgage-backed securities, debt issued by real estate investment trusts and collateralized debt obligations. MassMutual holds a 20% equity interest in the company. Babson serves as investment adviser.

33. Phoenix LINRA Limited, a public limited liability company incorporated and registered in Jersey, Channel Islands, that invests primarily in synthetic investment grade bonds using credit default swaps. Babson acts as a financial sub agent.

34. Newton CDO Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands, that primarily invests in bank loans and high yield bonds. Babson acts as a collateral manager.

35. Oasis Development Limited, a private limited liability company incorporated and registered in Jersey, Channel Islands, the managing agent of PALMYRA Funding Limited, and PALMYRA II Funding Limited, public limited liability companies that invest primarily in synthetic investment grade bonds using credit default swaps).

36. Babson serves as collateral manager to the following entities organized under the laws of the Cayman Islands that invest primarily in bank loans: ELC 1998-I, ELC 1999-I, ELC 1999-III, ELC 2000-I, APEX CDO, Tryon CDO, as well as ELC 1999-II, which invests primarily in bank loans and high yield bonds.

37. Tower Square Capital Partners, L.P., a Delaware limited partnership organized by David L. Babson & Company Inc. to invest primarily in mezzanine debt securities, and to a lesser extent in senior debt and/or private equity securities. MassMutual and its affiliates own, directly or indirectly, approximately 71% of the equity interests, of which a subsidiary of David L. Babson & Company Inc. is the general partner. MassMutual has purchased 33% of the Limited Partnership Interests in Tower Square Capital Partners, L.P. David L. Babson & Company Inc. serves as the Investment Manager.

38. Quantitative Enhanced Decisions Fund, L.P. is a Delaware limited partnership and Quantitative Enhanced Decisions Offshore Fund, Ltd is an exempted company incorporated under the laws of the Cayman Islands. Substantially all of the capital of these entities is invested through a master feeder structure in Quantitative Enhanced Decisions Master Fund, L.P., a Cayman Islands limited partnership. These funds, organized in 2002, seek to achieve returns through investments primarily in investment-grade fixed income assets, including mortgage-backed securities and asset-backed securities, and derivative instruments. MassMutual currently owns approximately 60% of the equity in the domestic fund. Babson acts as an adviser through its relationship in the GP adviser.

39. Union Wharf Fund, LLC, a limited liability hedge fund organized under Delaware law for which Babson serves as investment manager.

40. Union Wharf Offshore Fund Ltd., a hedge fund registered in the Cayman Islands for which Babson serves as the investment adviser.

41. Sargent’s Wharf Fund, LLC, a limited liability hedge fund organized under Delaware law for which Babson serves as investment manager.

42. Sargent’s Wharf Offshore Fund Ltd., a hedge fund registered in the Cayman Islands for which Babson serves as the investment adviser.

43. MassMutual/Boston Capital Mezzanine Partners II, L.P. (“Fund II”) is a Delaware limited partnership that operates as a fund investing in junior and senior mortgage loans, mezzanine investments, preferred equity interests and other real estate assets located primarily in the United States. MassMutual is a limited partner and owns 28.7% of Fund II. Boston Mass II LLC, a Delaware limited liability company, is the investment advisor and general partner. Babson is a co-manager and owns 50% of Boston Mass II LLC. CM Life is a 1.04% limited partner of Fund II.

44. Special Value Absolute Return Fund, LLC, a market value high yield/special situations CDO, organized under the laws of Delaware - Babson is a Co-Manager and a 7.5% Member of the Managing Member -MassMutual owns 7.5% of the equity in the fund (as a Member).

45. Mill River Capital Partners, LP, a Convertible Arbitrage hedge fund (feeder fund), organized under the laws of Delaware. Babson is the sole member of the GP and is the Investment Manager - GP owns 0.1% of fund, MassMutual owns 99.9% (as LP) (this is the on-shore feeder to the fund next named below).

46. Mill River Master Fund, LP, a Convertible Arbitrage hedge fund (master fund) organized under the laws of the Cayman Islands. Babson is the sole member of the GP and is the Investment Manager - GP owns 0.1% of fund, feeder owns 99.9%.

47. Connecticut Valley Structured Credit CDO II, Ltd., a cash flow CDO investing in CDO debt securities that is organized under the laws of the Cayman Islands. Babson is Portfolio Manager - MassMutual owns 22.24% of preference shares.

48. Tower Square Capital Limited - Mezzanine debt and equity fund organized under the laws of the Cayman Islands, an offshore feeder for Tower Square fund.

49. Freedom Collateralized Holding 1999 CDO, Ltd., a cash flow high yield bond CDO organized under the laws of the Cayman Islands. David L. Babson & Company Inc. serves as Investment Manager.

50. Freedom Collateralized Holding 2000 CDO, Ltd, a cash flow high yield bond CDO organized under the laws of the Cayman Islands. David L. Babson & Company Inc. serves as Investment Manager. MassMutual owns 26% of the preference shares.

51. Seaboard CLO 2000 Ltd., a Cash flow CLO organized under the laws of the Cayman Islands. David L. Babson & Company Inc serves as Collateral Manager - MassMutual owns 40% of equity (“subordinated notes”).

52. Babson CLO Ltd. 2003-I is a Cayman Islands exempted limited liability company that operates as a collateralized loan obligations fund that invests primarily in domestic bank loans. Babson is the collateral manager. MassMutual holds 30.36% of the ordinary preferred shares.

53. Jackson Creek CDO, Ltd. a Cayman corporation that operates as a fund investing in high yield debt securities. MassMutual owns 32.5% of the non-voting preferred shares. Babson is the collateral manager of Jackson Creek CDO, Ltd.

54. Hakone Fund LLC, a Delaware limited liability company that invests in high yield bank loans, high yield bonds and commercial mortgage loans. MassMutual Life Insurance Company, a majority-owned indirect subsidiary of MassMutual will be the sole investor in Hakone. Babson is the investment manager.

55. Enhanced Mortgage-Backed Securities Fund Limited IV is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities. Mass Mutual holds 38.33% interest in the Fund. Babson serves as the investment manager.

MassMutual or Cornerstone Real Estate Advisers, Inc. acts as the investment adviser or manager of the following investment companies and limited liability companies, and as such may be deemed to control them.

1.	Cornerstone Apartment Fund I, LLC. MassMutual’s ownership interest in this company is 19%.

2.	Cornerstone Partners I, LLC. MassMutual’s ownership interest in this company is 35%.

3.	Braemar Power & Communications.

4.	Cambridge Hotel, LLC, a Delaware limited liability company. MassMutual holds 65% ownership interest in this company.

5.	CAV I, Inc., a Maryland corporation that invests in residential properties. MassMutual holds 24.1% ownership interest in this corporation.

6.	Cornerstone Partners IV, LLC, a Delaware limited liability company. MassMutual holds 55% ownership interest in this company.’

7.	Cornerstone Rotational Fund, LLC, a Delaware diversified, closed-end fund. MassMutual holds 100% of the ownership interest in this fund.

8.	CREA/PPC Venture, LLC.

9.	Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. David L. Babson & Company Inc. is the Investment Manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

10.	Enhanced Mortgage-Backed Securities Fund Limited II is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. David L. Babson & Company Inc. is the investment manager. MassMutual holds approximately 33% of the Class C Certificates.

11.	Enhanced Mortgage-Backed Securities Fund Limited III is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities, collateralized mortgage obligations, debt securities and derivative instruments. Mass Mutual holds approximately 90% of the equity in the Fund. David L. Babson & Company Inc. serves as the investment manager.

12.	LVC Apartments, LP.

13.	Mill River Capital Partners, LP, a Convertible Arbitrage hedge fund (feeder fund), organized under the laws of Delaware. David L. Babson & Company Inc. (“Babson”) is the sole member of the GP and is the Investment Manager - GP owns 0.1% of fund, MassMutual owns 99.9% (as the sole limited partner (LP)).

14.	Tower Square Capital Partners, L.P., a Delaware limited partnership organized by David L. Babson & Company Inc. to invest primarily in mezzanine debt securities, and to a lesser extent in senior debt and/or private equity securities. MassMutual and its affiliates own, directly or indirectly, approximately 71% of the equity interests, of which a subsidiary of David L. Babson & Company Inc. is the general partner. MassMutual has purchased 33% of the Limited Partnership Interests in Tower Square Capital Partners, L.P. David L. Babson & Company Inc. serves as the Investment Manager.

15.	WFC-Apt, LP.

Item 25:	Indemnification

Article VIII of Registrant’s Agreement and Declaration of Trust provides for the indemnification of Registrant’s Trustees and officers. Registrant undertakes to apply the indemnification provisions of its Agreement and Declaration of Trust in a manner consistent with Securities and Exchange Commission Release No. IC-11330 so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) set forth in such Release shall remain in effect and be consistently applied.

Trustees and officers of Registrant are also indemnified by MassMutual pursuant to its by-laws which apply to subsidiaries, including Registrant. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the 1940 Act or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual’s directors’ and officers’ liability insurance program, which covers Registrant’s Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of Registrant against liability from shareholder derivative and similar lawsuits which are indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of Registrant or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

MassMutual’s present coverage for Fidelity Bonding has an overall limit of $100 million annually ($15 million of which is underwritten by Lloyds, $10 million of which is underwritten by National Union, $25 million of which is with CNA, $25 million of which is underwritten by Federal Insurance Co. (“Chubb”), and $25 million of which is underwritten by Lloyds. There is a deductible of $1,000,000 per claim under the corporate coverage. There is no deductible for individual trustees or officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26:	Business and Other Connections of the Investment Adviser

a. The Investment Adviser

MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual’s primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual’s principal lines of business are (i) the Individual Products business and Annuities business, which provide life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual International.

The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past two years are listed below.

Directors

ROGER G. ACKERMAN, Director and Member, Human Resources and Board Affairs Committees

Retired Chairman and Chief Executive Officer (since 2001), Corning Incorporated, One Riverfront Plaza, HQE 2, Corning, New York (manufacturer of advanced materials, communication equipment and environmental products); Director (1991-Present), The Pittson Company (mining and marketing of coal for electric utility and steel industries), One Pickwick Plaza, Greenwich, Connecticut; Member, Business Roundtable (1996-Present); Member, The Business Council (1997-Present); Member, National Association of Manufacturers (1991-Present); and Member, Board of Overseers, Rutgers University Foundation (1996-Present).

JAMES R. BIRLE, Director and Member, Board Governance and Investment Committees

Chairman (since 1997), President (1994-1997) and Founder (1994), Resolute Partners, LLC (private merchant bank), Greenwich, Connecticut; Chairman (since 1994), Drexel Industries, LLC; and Trustee (since 1994), Villanova University.

GENE CHAO, Director and Member, Investment and Human Resources Committees

Chairman and Chief Executive Officer (since 2000), Director (since 1997) National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia; and Director, various privately held companies (since 1981); and Chairman, Chief Executive Officer and Director (since 2002), ULTECH LLC, 125 North Benson Road, Middlebury, Connecticut.

JAMES H. DEGRAFFENREIDT, JR., Director and Member, Auditing and Dividend Policy Committee

Chairman and Chief Executive Officer (since October 2001), Director (since 2001), WGL Holdings, Inc., parent company of Washington Gas Light Company (public utility holding company), 1100 H Street, NW, Washington, D.C.; Director (since 1994), Washington Gas Light Company, Washington, D.C.; Director (since 1998), American Gas Association, Washington, D.C.; Director (since 1996), Harbor Bankshares Corporation (Holding Company), Baltimore, Maryland; Director (since 1998), MedStar Health, Columbia, Maryland; Trustee (since 1999), Federal City Council, Washington, D.C.; Trustee (since 1995), Maryland Science Center, Baltimore, Maryland; and Trustee (since 1999), Walters Art Museum, Baltimore, Maryland.

PATRICIA DIAZ DENNIS, Director and Member, Auditing and Dividend Policy Committees

Senior Vice President, General Counsel and Secretary (since 2002), SBC Pacific Bell/SBC Nevada Bell, 2600 Camino Ramon, Room 4CS100, San Ramon, California; Senior Vice President-Regulatory & Public Affairs (1998-2002), SBC Communications Inc. (telecommunications company), San Antonio, Texas; Secretary/Trustee (since 1991), The Tomas Rivera Policy Institute, Trustee (since 1993), Radio and Television News Directors Foundation; Director (1989-2002) Foundation for Women’s Resources; Director (since 1998), Bexar County Women’s Bar Association; Director (1999-2002), Universidad Autonoma de Mexico (UNAM) Foundation; Advisory Board (1997-2002) Hispanic Youth Foundation; National Secretary (since 1999) Girl Scouts of America; Corporate Board of Advisors (1996-2002), National Council of La Raza; and Regent (since 1999), Texas State University System.

JAMES L. DUNLAP, Director and Member, Auditing and Human Resources Committees

Retired; Member, Board of Trustees (since 1990), Culver Educational Foundation, 130 Academy Road, Culver, IN; Member, Council of Overseers (since 1987), Jesse H. Jones Graduate School of Administration, Rice University, MS 531, 6100 Main Street, Houston, Texas; Member of the Corporation (since 2001), Woods Hole Oceanographic Institution, Woods Hole, Massachusetts; Member, Board of Trustees (since 1991), Nantucket Conservation Foundation, Inc., P.O. Box 13, 118 Cliff Road, Nantucket, Massachusetts; and Director and Member of Compensation and Member Governance Committees (since 2003), El Paso Corporation, 1001 Louisiana Street, Houston, Texas.

WILLIAM B. ELLIS, Director and Member, Board Affairs and Investment Committees

Senior Fellow (since 1995), Yale University School of Forestry and Environmental Studies, New Haven, Connecticut; Director (since 1987), Chairman, Investment Committee (-present), MassMutual Foundation for Hartford (formerly Connecticut Mutual Life Foundation, Inc.); Director (since 1998), Pew Center on Global Climate Change; Trustee (since 1998), Carnegie Mellon University; and Director (since 1995), Catalytica Energy Systems, Inc.

ROBERT A. ESSNER, Director and Member, Auditing and Dividend Policy Committees

Chairman, President and Chief Executive Officer (since 2003), Director (since 1997), President and Chief Executive Officer (2001-2002), Wyeth, 5 Giralda Farms, Madison, New Jersey; and Trustee (since 2002), PennMedicine (the entity governing the University of Pennsylvania School of Medicine and the University of Pennsylvania Health System).

ROBERT M. FUREK, Director and Chairman, Auditing Committee, Member, Board Governance Committee

Partner (since 1997), Resolute Partners LLC (private merchant bank); Chairman (since 2003), CATELECTRIC; Corporator, (since 1991), The Bushnell Memorial, Hartford, Connecticut; Director (1999-2002), IKON Office Solutions; and Trustee, Chair of the Development Committee (since 1997), Kingswood-Oxford School.

CAROL A. LEARY, PH.D, Director

President (-present), Bay Path College, Longmeadow, Massachusetts; Board Member (-present), United Bank of Western Massachusetts; Chair (-present), the Association of Independent Colleges and Universities in Massachusetts; Vice Chair (-present), Community Foundation of Western Massachusetts; Board Member (-present), Women’s College Coalition; and Board Member (-present), The Frank Stanley Beveridge Foundation.

WILLIAM B. MARX, JR., Director and Chairman, Dividend Policy Committee, Member, Board Affairs Committee

Retired; Senior Executive Vice President (since 1996), Lucent Technologies. (public telecommunications systems and software), 600 Mountain Avenue, Murray Hill, New Jersey; Director (since 2001) Bethesda Hospital Foundation, Boynton Beach, Florida; and Trustee (since 2001), Community Child Care Center, Delray Beach, Florida.

JOHN F. MAYPOLE, Director and Chairman, Human Resources Committee, Member, Board Governance Committee

Managing Partner, (since 1984), Peach State Real Estate Holding Company (Real Estate Investment Company); Consultant to Institutional Investors (1984-2002); Co-owner of family businesses (including Maypole Chevrolet, Inc.) (since 1984); Director (1996-1999), TCX International, Inc.; Director, Chair-Nominating, Corporate Governance, Compensation and Audit Committees (since 1992), Dan River, Inc. (textile manufacturer); Director (since 1998), Compensation Committee, Meridian Automotive Systems, Inc. (formerly American Bumper & Mfg. Co.) (manufacturer of automotive/truck components); Director, Audit Committee (since 1999), Church & Dwight Co., Inc. (household product/personal care and specialty chemical (Arm & Hammer)); Director, Chair, Audit and Budget Committees (2000-2003), Whitehead Institute For Biomedical Research; and Director, Compensation and Development Committees (since 2002), National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia.

ROBERT J. O’CONNELL, Director and Chairman, Investment Committee, Member, Board Affairs and Dividend Policy Committees

Chairman and Chairman of the Board of Directors (since 2000), President and Chief Executive Officer (since 1999) of Massachusetts Mutual Life Insurance Company (“MassMutual”), 1295 State Street, Springfield, Massachusetts; President and Chief Executive Officer (since 1999) and Director and Chairman (since 2000), C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Director, Chairman and Chief Executive Officer (since 1999), DLB Acquisition Corporation (holding company for investment advisers); President, Director and Chairman (since 1999), MassMutual Holding MSC, Inc.; Trustee and Chairman (since 1999), President, Trustee and Chairman (since 1999), MassMutual Holding Trust I (now dissolved wholly-owned holding company subsidiary of MassMutual Holding Co.), Director (since 1999), MassMutual International, Inc., (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies); President and Chief Executive Officer, Director and Chairman (since 1999), MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual), Director (since 2001) MassMutual International Holdings MSC, Inc.; Director and Chairman (since 1999), Oppenheimer Acquisition Corporation; Director (since 2001), Financial Services Roundtable; Director, Basketball Hall of Fame; and Director (1999-2002), American Council of Life Insurance.

MARC RACICOT, Director and Member, Dividend Policy and Human Resources Committees

Partner (since 2001), Bracewell & Patterson, L.L.P., 2000 K Street, N.W., Suite 500, Washington, D.C.; Chairman (2002-2003), Republican National Committee; Director (since 2001), Burlington Northern Santa Fe Corporation; Member (2000-2004), Corporation for National Service; Chairman (since 1999) and Member (since 1993), Jobs for America’s Graduates; Co-Chairman (since 2001) and Member, United States Consensus Council; Director (since 2001), Siebel Systems; and Chairman (since 2003), Bush-Cheney 2004..

Executive Vice Presidents

SUSAN A. ALFANO, Executive Vice President

Executive Vice President (since 2001); Senior Vice President (1996-2001) MassMutual; Chairman, Board of Directors, MassMutual Benefits Management, Inc.; Director, OppenheimerFunds, Inc.; Director, The MacDuffie School, Springfield, Massachusetts; Director (since 2003), Baystate Health Systems, Springfield, Massachusetts; and Director, CityStage, Springfield, Massachusetts.

LAWRENCE V. BURKETT, JR., Executive Vice President and General Counsel

Executive Vice President and General Counsel of MassMutual (since 1993); President, Chief Executive Officer and Director (since 1996), CM Assurance Company and CM Benefit Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Director (since 1996), MassMutual Holding MSC, Inc.; Director (since 1998), MassMutual Benefits Management, Inc.; Director and Executive Vice President, MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual) (principal offices, 1295 State Street, Springfield, Massachusetts 01111-0001); Director (since 1996), MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company) 1414 Main Street, Springfield; Massachusetts 01144-1013; Director (since 1993), Sargasso Mutual Insurance Co. (Bermuda) Ltd., Victoria Hall, Victoria Street, P.O. Box HM1826, Hamilton, Bermuda; Director, MML Bay State Life Insurance Company; Director, CM Life Insurance Company; Director, DLB Acquisition Corporation; and Director, Oppenheimer Acquisition Corporation; President, and Director (1997-2003), the Association of Life Insurance Counsel; Fellow (since 2003), American Bar Foundation; and a member of the Board of Overseers of the RAND Institute for Civil Justice.

FREDERICK C. CASTELLANI, Executive Vice President

Executive Vice President (since 2001), Senior Vice President (1996-2001) MassMutual.

HOWARD GUNTON, Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer (since 2001), MassMutual; Director (since 2000), MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company) 1414 Main Street, Springfield; Massachusetts 01144-1013.

JAMES E. MILLER, Executive Vice President

Executive Vice President (since 1997), Enterprise Portfolio Management Officer, MassMutual.

ANDREW OLEKSIW, Executive Vice President

Executive Vice President (since 2003); Senior Vice President (1999-2003) MassMutual.

JOHN V. MURPHY, Executive Vice President

Executive Vice President (since 1997) of MassMutual, 1295 State Street, Springfield, Massachusetts; Chairman, President and Chief Executive Officer (since 2001), Oppenheimer Asset Management, Inc.; Director (since 2001), Centennial Asset Management Corporation; member of the Board of Governors of the Investment Company Institute; and delegate to the Financial Services Roundtable.

STUART H. REESE, Executive Vice President and Chief Investment Officer

Executive Vice President and Chief Investment Officer (since 1999), MassMutual; Chairman and Chief Executive Officer (since 2001), David L. Babson & Company Inc., One Memorial Drive, Cambridge, Massachusetts; Chairman, President and Trustee (since 1999), MML Series Investment Fund and MassMutual Institutional Funds (open end investment companies); President (since 1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed end investment companies); Director (since 1993), Executive Vice President-Investments (since 1999), Director (since 1994), Senior Vice President-Investments (since 1994) MassMutual Corporate Value Partners, (high yield bond fund); Advisory Board Member, Kirtland Capital Partners (since 1995), Director (since 1996), MassMutual High Yield Partners (high yield bond fund); Executive Vice President (since 1999) CM Assurance Company, CM Benefit Insurance Company and CM Life Insurance Company (wholly owned insurance company subsidiaries of MassMutual); Director (since 1996), CM International, Inc. (issuer of collateralized mortgage obligation securities); Director (since 1996) and Chairman (since 1999), Antares Capital Corporation (finance company); Committee Chairman (since 1999), Antares: Compensation Committee, Member (since 1999), Audit Committee and Member (April-August 1999), Investment Committee; Director (since 1996), Charter Oak Capital Management, Inc. (manager of institutional investment portfolio), and State House I

Corporation; Director (since 1999), Cornerstone Real Estate Advisers, Inc.; Director, HYP Management, Inc.; Member of the Advisory Board of MassMutual High Yield Partners II LLC; Director (since 1999) MassMutual Holding MSC, Inc.; President, MMHC Investment, Inc.; Director, MassMutual Corporate Value Limited; Director, DLB Acquisition Corporation; Director, Oppenheimer Acquisition Corporation; and Director, Merrill Lynch Derivative Products (since 1999).

ANDREW RUOTOLO, Executive Vice President, Enterprise Information Systems

Executive Vice President, Enterprise Information Systems (since2003) MassMutual, 1295 State Street, Springfield, Massachusetts; Executive Vice President and Director (since 1999), OppenheimerFunds, Inc. 2 World Financial Center, 225 Liberty Street, New York, New York.

TOBY J. SLODDEN, Executive Vice President

Executive Vice President (since 2003); Senior Vice President (1997-2003) MassMutual.

MATTHEW E. WINTER, Executive Vice President

Executive Vice President (since 2001), MassMutual; Chairman of the Board of Directors (since 2000) MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company) 1414 Main Street, Springfield; Massachusetts 01144-1013; Chairman of the Board of Directors, The MassMutual Trust Company, FSB; Board Member, eMoney Advisor, Inc.; and Director and Member, Executive Committee, Connecticut Opera.

b. The Investment Sub-Advisers

DAVID L. BABSON & COMPANY INC.

The directors and executive officers of David L. Babson & Company Inc. (“Babson” or the “Manager”), which is located at One Memorial Drive, Cambridge, Massachusetts 02142, their positions with Babson and their other principal business affiliations and business experience for the past two years are as follows:

Directors and Executive Officers

STUART H. REESE, Director, Chairman, Chief Executive Officer and President

President (since 2003), Chairman (since 2001), Director (since 2000), and Chief Executive Officer (since 1999), Babson; Executive Vice President and Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Executive Director (1996-1997), Senior Vice President (1993-1996), Massachusetts Mutual Life Insurance Company (“MassMutual”) (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

KEVIN M. MCCLINTOCK, Director and Managing Director

Director and Managing Director (since 2000), Executive Vice President (1999-2000), Babson; Managing Director, S.I. International Assets (formerly known as Babson-Stewart Ivory International (registered investment adviser, of which the Manager is a 50% general partner)), One Memorial Drive, Cambridge, Massachusetts (since 1999); Director (since 1999) and President (since 2003), The DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company); Director of Equities and Fixed Income (1995-1999), the Dreyfus Corporation (investment manager), New York, New York.

ROBERT LIGUORI, Director

Director (since 2000), Babson; Senior Vice President and Deputy General Counsel (since 1999), MassMutual, (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001; Senior Vice President and General Counsel (1997-1999), Vice President and General Counsel (1996-1997), Vice President and Counsel (1992-1996), American International Group, Inc., AIG Life Companies, 600 King Street, Wilmington, Delaware.

MARY WILSON-KIBBE, Managing Director

Managing Director (since 2000), Executive Director and Executive Vice President (1999-2000), Babson; Executive Director (1997-1999), Senior Managing Director (1997-1999), Vice President and Managing Director (1991-1994), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

KENNETH L. HARGREAVES, Managing Director

Managing Director (since 2000) Babson; Executive Director (1997-1999), Senior Vice President (1991-1997), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

WILLIAM F. GLAVIN, JR., Director, Managing Director, Chief Operating Officer and Chief Compliance Officer

Director (since 2003), Chief Operating Officer and Chief Compliance Officer (since April 2003), Babson; President – US Retail (January 2000 to March 2003), Chief Operating Officer – US Direct (February 1999 to January 2000), General Manager – AARP Investment Program (April 1997 to February 1999), Scudder Investments/Deutsche Asset Management.

ROGER W. CRANDALL, Director and Managing Director

Director (Since 2003), Managing Director (since 2000), Babson; Managing Director, Securities Investment Division (1991-2000) and Managing Director (1993-2000), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

EFRAM MARDER, Managing Director

Managing Director (since 2000), Babson; Executive Director (1998-1999), Senior Managing Director (1996-1998), Vice President and Managing Director (1989-1996), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

STEPHEN L. KUHN, General Counsel and Clerk

General Counsel and Clerk (since 1999), Babson; Senior Vice President and Deputy General Counsel (since 1998), Vice President and Associate General Counsel (1992-1998), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001; Vice President and Secretary, MassMutual Participation Investors and MassMutual Corporate Investors (closed end investment companies); Assistant Secretary (since 1996), Antares Capital Corporation (finance company); Chief Legal Officer and Assistant Secretary (since 1995), DLB Acquisition Corporation (holding company for investment advisers); Assistant Secretary, Oppenheimer Acquisition Corporation (holding company for investment advisers); Vice President and Secretary, MassMutual Institutional Funds (open-end investment company); Vice President and Secretary, (1988-1999), MML Series Investment Fund (open-end investment company).

JAMES E. MASUR, Chief Financial Officer, Comptroller and Managing Director

Chief Financial Officer, Comptroller and Managing Director (since 2003); Senior Finance Executive (2002-2003) Deutsche Bank Asset Management; Prior to this he was Chief Financial Officer of Zurich Scudder’s U.S. Retail Operations.

(b) The principle executive officers of First State Investments International Limited (“First State”), formerly known as Stewart Ivory and Company (International) Limited, a subsidiary of First State Investments U.K. First State has its principal places of business at 23 St. Andrew Square, Edinburgh, Scotland EH2 1BB and 3rd floor, 30 Cannon Street, London, UK EC4M 6YQ.

TOM WARING

Director and Chief Executive Officer

Chief Executive Officer of First State International since July 2003. Previously Chief Executive Officer of First State Asia, and prior to that, responsible for First State’s start-up joint venture in China, start-up business in Indonesia and sales and business development activities in Japan. Established an Asian funds management business on behalf of Royal Trust of Canada (1987), which was acquired by Credit Lyonnais, US financial group Nicholas Applegate and then finally in 1999 by First State - all of which time he served as Chief Executive Officer.

STUART PAUL

Director and Chief Investment Officer

Chief Investment Officer since October 2000. In July 2003, appointed Chief Operating Officer, First State International, and is now responsible for First State’s investment management teams in the UK and Asia. He has been with First State and its predecessor, Stewart Ivory, since 1994. Member of the First State Investments Executive Committee. Managing Director (since 2000), S.I. International Assets, an investment adviser formerly known as Babson-Stewart Ivory International with its principal place of business at One Memorial Drive,

Cambridge, MA 02142.

MARTIN HARRIS

Head of Institutional Business

Martin Harris was appointed Head of the Institutional Business at First State Investments (UK) in December 2000. Prior to joining First State in the UK, Martin was Head of Institutional Business for Colonial First State in Australia.

Prior to joining Colonial First State, Martin was Head of Institutional Business Development for Gartmore in London. Martin is a member of the First State Investments Executive Committee.

GREG COOPER

Director and Chief Financial Officer

Chief Financial Officer since July 2003. He joined Colonial First State Investments in Sydney, in December 1997. In 2000, appointed deputy chief financial officer, until April 2001, when he relocated to the UK as Chief

Operations Officer of First State Investments. Greg is a member of the First State Investments Executive Committee.

JAMES AYLING

Head of Legal & Company Secretary

James joined Stewart Ivory & Company Limited (now part of the First State Group) in 1994. His current responsibilities extend to all legal, company secretarial, insurance and pension matters within the UK First State Group.

MICHAEL TULLOCH

Head of Finance

Mr. Tulloch has worked with the First State Investments group and predecessor companies since 1994, assuming the role of Head of Finance in 1998.

OPPENHEIMERFUNDS, INC.

(a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Assistant Vice President	None

Robert Agan, Vice President	Vice President of OppenheimerFunds Distributor, Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc. and Centennial Asset Management Corporation; Senior Vice President of Shareholders Services, Inc.

Erik Anderson, Assistant Vice President	None

Janette Aprilante, Vice President & Secretary	Secretary (since December 2001) of: OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc. and OppenheimerFunds Legacy Program. Secretary (since June 2003) of: HarbourView Asset Management Corporation, OFI Private Investments, Inc. and OFI Institutional Asset Management, Inc. Assistant Secretary (since December 2001) of OFI Trust Company.

Hany S. Ayad, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Robert Baker, Assistant Vice President	None

John Michael Banta, Assistant Vice President	None

Joanne Bardell, Assistant Vice President	None

Kevin Baum, Vice President	None

Jeff Baumgartner, Assistant Vice President	None

Connie Bechtolt, Assistant Vice President	None

Lalit K. Behal Assistant Vice President	Assistant Secretary of HarbourView Asset Management Corporation.

Kathleen Beichert, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Gerald Bellamy, Assistant Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.

Erik S. Berg, Assistant Vice President	None

Victoria Best, Vice President	Vice President of OFI Institutional Asset Management, Inc.

Rajeev Bhaman, Vice President	None

Craig Billings, Assistant Vice President	Formerly President of Lorac Technologies, Inc. (June 1997-July 2001).

Mark Binning, Assistant Vice President	None

Robert J. Bishop, Vice President	Treasurer (since October 2003) of OppenheimerFunds Distributor, Inc. and Centennial Asset Management Corporation.

Tracey Blinzer, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.

John R. Blomfield, Vice President	None

Chad Boll, Assistant Vice President	None

Antulio N. Bomfim, Vice President	A senior economist with the Federal Reserve Board (June 1992-October 2003).

Robert Bonomo, Senior Vice President	None

Michelle Borre Massick, Vice President	None

John Boydell, Assistant Vice President	None

Michael Bromberg, Assistant Vice President	None

Lowell Scott Brooks, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Joan Brunelle, Vice President	None

Richard Buckmaster, Vice President	None

Paul Burke, Assistant Vice President	None

Mark Burns, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Bruce Burroughs, Vice President	None

Claudia Calich, Assistant Vice President	None

Jeoffrey Caan, Vice President	Formerly Vice President of ABN AMRO NA, Inc. (June 2002 – August 2003); Vice President of Zurich Scudder Investments (January 1999 – June 2002)

Catherine Carroll, Assistant Vice President	None

Debra Casey, Assistant Vice President	None

Brett Clark, Assistant Vice President	None

H.C. Digby Clements, Vice President: Rochester Division	None

Peter V. Cocuzza, Vice President	None

Susan Cornwell, Vice President	Vice President of Centennial Asset Management Corporation and Shareholder Financial Services, Inc.; Senior Vice President of Shareholder Services, Inc.

Scott Cottier, Vice President: Rochester Division	None

Laura Coulston, Assistant Vice President	None

Julie C. Cusker, Assistant Vice President: Rochester Division	None

George Curry, Vice President	None.

John Damian, Vice President	None

John M. Davis, Assistant Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.

Ruggero de’Rossi, Senior Vice President	Vice President of HarbourView Asset Management Corporation.

Craig P. Dinsell, Executive Vice President	None

Randall C. Dishmon, Assistant Vice President	None

Rebecca K. Dolan Vice President	None

Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments, Inc.; Vice President of OppenheimerFunds Distributor, Inc.

Thomas Doyle, Assistant Vice President	None

Bruce C. Dunbar, Senior Vice President	None

Richard Edmiston, Assistant Vice President	None

Daniel R. Engstrom, Assistant Vice President	None

James Robert Erven Assistant Vice President	Formerly an Assistant Vice President/Senior Trader with Morgan Stanley Investment Management (1999-April 2002).

George R. Evans, Vice President	None

Edward N. Everett, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Kathy Faber, Assistant Vice President	None

David Falicia, Assistant Vice President	None

Scott T. Farrar, Vice President	Vice President of OFI Private Investments, Inc.

Emmanuel Ferreira, Vice President	Formerly a portfolio manager with Lashire Investments (July 1999-December 2002).

Ronald H. Fielding, Senior Vice President; Chairman: Rochester Division	Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual Insurance Company; Governor of St. John’s College; Chairman of the Board of Directors of International Museum of Photography at George Eastman House.

Brian Finley, Assistant Vice President	None

John E. Forrest, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Jordan Hayes Foster, Vice President	Vice President of OFI Institutional Asset Management, Inc.

P. Lyman Foster, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

David Foxhoven, Assistant Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.

Colleen M. Franca, Assistant Vice President	None

Richard Frank, Vice President: Rochester Division	Vice President of OppenheimerFunds Distributor, Inc.

Dominic Freud, Vice President	Formerly, a Partner and European Equity Portfolio manager at SLS Management (January 2002-February 2003) prior to which he was head of the European equities desk and managing director at SG Cowen (May 1994-January 2002).

Dan Gagliardo, Assistant Vice President	None

Hazem Gamal, Assistant Vice President	None

Dan P. Gangemi, Vice President	None

Subrata Ghose, Assistant Vice President	None

Charles W. Gilbert, Assistant Vice President	None

Alan C. Gilston, Vice President	None

Jill E. Glazerman, Vice President	None

Mike Goldverg, Assistant Vice President	None

Bejamin J. Gord, Vice President	Vice President of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc. Formerly Executive Director with Miller Anderson Sherrerd, a division of Morgan Stanley Investment Management. (April 1992-March 2002).

Laura Granger, Vice President	None

Robert B. Grill, Senior Vice President	None

Robert Gwynn, Vice President: Rochester Division	None

Robert Haley, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Marilyn Hall, Vice President	None

Ping Han, Assistant Vice President	None

Kelly Haney, Assistant Vice President	None

Steve Hauenstein, Assistant Vice President	None

Thomas B. Hayes, Vice President	None

Michael Henry, Assistant Vice President	None

Dennis Hess, Assistant Vice President	None

Dorothy F. Hirshman, Vice President	None

Daniel Hoelscher, Assistant Vice President	None

Edward Hrybenko, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Scott T. Huebl, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.

Margaret Hui, Assistant Vice President	None

John Huttlin, Vice President	Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds (Asia) Limited

James G. Hyland, Assistant Vice President	None

Steve P. Ilnitzki, Senior Vice President	None

Bridget Ireland, Vice President	None

Kathleen T. Ives, Vice President and Assistant Secretary	Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

William Jaume, Vice President	Senior Vice President of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Director of OFI Trust Company.

Frank V. Jennings, Vice President	None

John Jennings, Vice President	None

John Michael Johnson, Assistant Vice President	Formerly Vice President, Senior Analyst/Portfolio Manager at Aladdin Capital Holdings Inc. (February 2001-May 2002).

Charles Kandilis, Assistant Vice President	Formerly managing director of Kandilis Capital Management (September 1993-August 2002).

Jennifer E. Kane, Assistant Vice President	None

Lynn O. Keeshan, Senior Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program

Thomas W. Keffer, Senior Vice President	None

Cristina J. Keller, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Michael Keogh, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Walter G. Konops, Assistant Vice President	None

James Kourkoulakos, Vice President	None

Brian Kramer, Assistant Vice President	None

Lisa Lamentino, Vice President	None

Tracey Lange, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

John Latino, Assistant Vice President	Formerly a Senior Trader/Portfolio Engineer at Jacobs Levy Equity Management (June 1996-August 2002).

Kristina Lawrence, Assistant Vice President	None

Guy E. Leaf, Vice President	Formerly a Vice President of Merrill Lynch (January 2000-September 2001).

Christopher M. Leavy, Senior Vice President	None

Dina C. Lee, Assistant Vice President & Assistant Counsel	Formerly (until December 2003) Assistant Secretary of OppenheimerFunds Legacy Program.

Randy Legg, Assistant Vice President	Formerly (until February 2004) an associate with Dechert LLP.

Dana Lehrer, Assistant Vice President	Assistant Secretary of Oppenheimer Legacy Program

Laura Leitzinger, Vice President	Senior Vice President of Shareholder Services, Inc.; Vice President of Shareholder Financial Services, Inc.

Michael S. Levine, Vice President	None

Gang Li, Vice President	None

Shanquan Li, Vice President	None

Mitchell J. Lindauer, Vice President & Assistant General Counsel	None

Bill Linden, Assistant Vice President	None

Malissa B. Lischin, Assistant Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.

David P. Lolli, Assistant Vice President	None

Daniel G. Loughran Vice President: Rochester Division	None

Patricia Lovett, Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.

Dongyan Ma, Assistant Vice President	Formerly an Assistant Vice President with Standish Mellon Asset Management (October 2001-October 2003).

Steve Macchia, Vice President	None

Michael Magee, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Jerry Mandzij, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Angelo G. Manioudakis Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc. Formerly Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (August 1993-April 2002).

LuAnn Mascia, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Susan Mattisinko, Vice President	Assistant Secretary (as of January 2004) of HarbourView Asset Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments, Inc. and OFI Institutional Asset Management, Inc. Formerly an Associate at Sidley Austin Brown and Wood LLP (1995 – October 2003).

Elizabeth McCormack, Assistant Vice President	Assistant Secretary of HarbourView Asset Management Corporation.

Joseph McGovern, Assistant Vice President	None

Charles L. McKenzie, Senior Vice President	As of May 2003: Chief Executive Officer, President, Senior Managing Director and Director of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; President, Chairman and Director of Trinity Investment Management Corporation

Andrew J. Mika, Senior Vice President	None

Joy Milan, Vice President	None

Denis R. Molleur, Vice President & Senior Counsel	None

Nikolaos D. Monoyios, Vice President	None

Charles Moon, Vice President	Vice President of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc. Formerly an Executive Director and Portfolio Manager with Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (June 1999-March 2002).

John Murphy, Chairman, President, Chief Executive Officer & Director	Director of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation, HarbourView Asset Management Corporation, OFI Private Investments, Inc., OFI Institutional Asset Management, Inc. and Tremont Advisers, Inc.; Director of Trinity Investments Management Corporation; President and Management Director of Oppenheimer Acquisition Corp.; President and Director of Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc.; Chairman and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; Executive Vice President of MassMutual Life Insurance Company; director of DLB Acquisition Corp.

Kevin Murray, Assistant Vice President	None

Thomas J. Murray, Vice President	None

Kenneth Nadler, Vice President	None

Christina Nasta, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Richard Nichols, Vice President	None

William Norman, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
John O’Hare, Vice President	Formerly Executive Vice President and Portfolio Manager (June 2000 – August 2003) and Portfolio Manager and Senior Vice President (August 1997 – June 2000) at Geneva Capital Management, Ltd.

Lerae A. Palumbo, Assistant Vice President	None

Frank J. Pavlak, Vice President	None

David P. Pellegrino, Vice President	None

Allison C. Pells, Assistant Vice President	None

Susan Pergament, Assistant Vice President	None

Brian Petersen, Assistant Vice President	None

David Pfeffer, Senior Vice President and Chief Financial Officer	Formerly, Director and Chief Financial Officer at Citigroup Asset Management (February 2000-February 2004).

James F. Phillips, Vice President	None

Gary Pilc, Assistant Vice President	None

Peter E. Pisapia, Assistant Vice President & Assistant Counsel	Formerly, Associate Counsel at SunAmerica Asset Management Corp. (December 2000-December 2002).

Raghaw Prasad, Assistant Vice President	None

Jane C. Putnam, Vice President	None

Michael E. Quinn, Vice President	None

Julie S. Radtke, Vice President	None

Norma J. Rapini, Assistant Vice President: Rochester Division	None

Brian N. Reid, Assistant Vice President	Formerly an Assistant Vice President with Eaton Vance Management (January 2000-January 2002).

Marc Reinganum, Vice President	Formerly (until August 2002) Vaughn Rauscher Chair in Financial Investments and Director, Finance Institute of Southern Methodist University, Texas.

Jill Reiter, Assistant Vice President	None

Kristina Richardson, Assistant Vice President	None

Claire Ring, Assistant Vice President	None

David Robertson, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Rob Robis, Assistant Vice President	None

Antoinette Rodriguez, Assistant Vice President	None

Stacey Roode, Vice President	Formerly, Assistant Vice President of Human Resources of OFI (200-July 2002)

Jeffrey S. Rosen, Vice President	None

Stacy Roth, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
James H. Ruff, Executive Vice President	President and Director of OppenheimerFunds Distributor, Inc. and Centennial Asset Management Corporation; Executive Vice President of OFI Private Investments, Inc.

Andrew Ruotolo, Executive Vice President and Director	Vice Chairman, Treasurer, Chief Financial Officer and Management Director of Oppenheimer Acquisition Corp.; President and Director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Director of Trinity Investment Management Corporation; Chairman of the Board, Chief Executive Officer, President and Director of OFI Trust Company.

Kim Russomanno, Assistant Vice President	None

Rohit Sah, Vice President	None

Valerie Sanders, Vice President	None

Karen Sandler, Assistant Vice President	None

Tricia Scarlata, Vice President	Formerly, Marketing Manager of OppenheimerFunds, Inc. (April 2001-August 2002).

Rudi Schadt, Assistant Vice President	Formerly a consultant for Arthur Andersen (August 2001-February 2002).

Ellen P. Schoenfeld, Vice President	None

Maria Schulte, Assistant Vice President	None

Scott A. Schwegel, Assistant Vice President	None

Allan P. Sedmak Assistant Vice President	None

Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments, Inc.

Martha A. Shapiro, Vice President	None

Navin Sharma, Vice President	Formerly, Manager at BNP Paribas Cooper Neff Advisors (May 2001-April 2002).

Steven J. Sheerin, Vice President	None

Bonnie Sherman, Assistant Vice President	None

David C. Sitgreaves, Assistant Vice President	None

Edward James Sivigny Assistant Vice President	Formerly a Director for ABN Amro Securities (July 2001-July 2002).

Enrique H. Smith, Assistant Vice President	None

Louis Sortino, Assistant Vice President: Rochester Division	None

Keith J. Spencer, Senior Vice President	None

Marco Antonio Spinar, Assistant Vice President	None

Richard A. Stein, Vice President: Rochester Division	None

Arthur P. Steinmetz, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Jennifer Stevens, Assistant Vice President	None

Gregory J. Stitt, Vice President	None

John P. Stoma, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Michael Stricker, Vice President	Vice President of Shareholder Services, Inc.

Deborah A. Sullivan, Assistant Vice President, Assistant Counsel	Secretary (since December 2001) of OFI Trust Company.

Mary Sullivan, Assistant Vice President	None

Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Susan B. Switzer, Vice President	None

Martin Telles, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Paul Temple, Vice President	Formerly a Vice President of Merrill Lynch (October 2001-January 2002).

Jeaneen Terrio, Assistant Vice President	None

Vincent Toner, Assistant Vice President	None

Eamon Tubridy, Assistant Vice President	None

Keith Tucker, Assistant Vice President	None

James F. Turner, Vice President	Formerly portfolio manager for Technology Crossover Ventures (May 2000-March 2001).

Tane Tyler, Vice President and Associate Counsel	Formerly Vice President and Assistant General Counsel at INVESCO Funds Group, Inc. (September 1991 – December 2003)

Cameron Ullyat, Assistant Vice President	None

Angela Utaro, Assistant Vice President: Rochester Division	None

Mark S. Vandehey, Vice President	Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.

Maureen Van Norstrand, Vice President	None

Rene Vecka, Assistant Vice President, Rochester Division	Formerly Vice President of Shareholder Services, Inc. (September 2000-July 2003).

Vincent Vermette, Assistant Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Phillip F. Vottiero, Vice President	None

Lisa Walsh, Assistant Vice President	None

Patricia Walters, Assistant Vice President	None

Teresa M. Ward, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Christopher D. Weiler, Vice President: Rochester Division	None

Barry D. Weiss, Vice President	Vice President of HarbourView Asset Management Corporation

Melissa Lynn Weiss, Vice President	Formerly an Associate at Hoguet Newman & Regal, LLP (January 1998-May 2002).

Christine Wells, Vice President	None

Joseph J. Welsh, Vice President	Vice President of HarbourView Asset Management Corporation.

Diederick Wermolder, Senior Vice President	Director of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Senior Vice President (Managing Director of the International Division) of OFI Institutional Asset Management, Inc.; Director of OppenheimerFunds (Asia) Limited.

Catherine M. White, Assistant Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.; member of the American Society of Pension Actuaries (ASPA) since 1995.

Annabel Whiting, Assistant Vice President	None

William L. Wilby, Senior Vice President	Formerly Senior Vice President of HarbourView Asset Management Corporation (May 1999-July 2002).

Donna M. Winn, Senior Vice President	President, Chief Executive Officer and Director of OFI Private Investments, Inc.; Director and President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor, Inc.

Kenneth Winston, Senior Vice President	None

Philip Witkower, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Brian W. Wixted, Senior Vice President and Treasurer	Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol Wolf, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation; serves on the Board of the Colorado Ballet.

Kurt Wolfgruber, Executive Vice President, Chief Investment Officer and Director	Director of Tremont Advisers, Inc. (since July 20012), and of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc. (since June 2003)

Caleb C. Wong, Vice President	None

Edward C. Yoensky, Assistant Vice President	None

Jill Zachman, Vice President: Rochester Division	None

Lucy Zachman, Assistant Vice President	None

Robert G. Zack Executive Vice President and General Counsel	General Counsel and Director of OppenheimerFunds Distributor, Inc.; General Counsel of Centennial Asset Management Corporation; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments, Inc. and OFI Trust Company; Vice President and Director of Oppenheimer Partnership Holdings, Inc.; Director and Assistant Secretary of OppenheimerFunds plc; Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director and Assistant

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Secretary of OppenheimerFunds International Ltd.; Director of Oppenheimer Real Asset Management, Inc. and OppenheimerFunds (Asia) Limited); Vice President of OppenheimerFunds Legacy Program.

Neal A. Zamore, Vice President	None

Mark D. Zavanelli, Vice President	None

Alex Zhou, Assistant Vice President	None

Arthur J. Zimmer, Senior Vice President	Senior Vice President (since April 1999) of HarbourView Asset Management Corporation.

The Oppenheimer Funds include the following:

Centennial America Fund, L.P.

Centennial California Tax Exempt Trust

Centennial Government Trust

Centennial Money Market Trust

Centennial New York Tax Exempt Trust

Centennial Tax Exempt Trust

Limited Term New York Municipal Fund (Rochester Portfolio Series)

OFI Tremont Core Diversified Hedge Fund

OFI Tremont Market Neutral Hedge Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer Balanced Fund

Oppenheimer Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Capital Preservation Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Convertible Securities Fund (Bond Fund Series)

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Emerging Growth Fund

Oppenheimer Emerging Technologies Fund

Oppenheimer Enterprise Fund

Oppenheimer Equity Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer Growth Fund

Oppenheimer High Yield Fund

Oppenheimer International Bond Fund

Oppenheimer International Growth Fund

Oppenheimer International Large-Cap Core Fund (a series of Oppenheimer International Large- Cap Core Trust)

Oppenheimer International Small Company Fund

Oppenheimer International Value Fund (a series of Oppenheimer International Value Trust)

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)

Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)

Oppenheimer Main Street Opportunity Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer MidCap Fund

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-Sector Income Trust

Oppenheimer Multi-State Municipal Trust (3 series):

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Rochester National Municipals

Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer Principal Protected Trust)

Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal Protected Trust II)

Oppenheimer Quest Capital Value Fund, Inc.

Oppenheimer Quest For Value Funds (3 series)

Oppenheimer Quest Balanced Fund

Oppenheimer Quest Opportunity Value Fund

Oppenheimer Small Cap Value Fund

Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest Value Fund, Inc.

Oppenheimer Real Asset Fund

Oppenheimer Real Estate Fund

Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Series Fund, Inc. (2 series):

Oppenheimer Disciplined Allocation Fund

Oppenheimer Value Fund

Oppenheimer Strategic Income Fund

Oppenheimer Total Return Bond Fund

Oppenheimer Tremont Market Neutral Fund, LLC

Oppenheimer Tremont Opportunity Fund, LLC

Oppenheimer U.S. Government Trust

Oppenheimer Variable Account Funds (11 series):

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Bond Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Multiple Strategies Fund/VA

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Value Fund/VA

Panorama Series Fund, Inc. (4 series):

Growth Portfolio

Government Securities Portfolio

Oppenheimer International Growth Fund/VA

Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., Oppenheimer Real Asset Management, Inc. and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp., OFI Private Investments, Inc., OFI Institutional Asset Management, Inc. and Oppenheimer Trust Company is 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The address of Tremont Advisers, Inc. is 555 Theodore Fremd Avenue, Suite 206-C, Rye, New York 10580.

The address of OppenheimerFunds International Ltd. is Bloc C, Irish Life Center, Lower Abbey Street, Dublin 1, Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”)

MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below): Massachusetts Investors Trust; Massachusetts Investors Growth Stock Fund; MFS Growth Opportunities Fund; MFS Government Securities Fund; MFS Government Limited Maturity Fund; MFS Series Trust I (which has 10 series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS

Core Growth Fund, MFS Value Fund, MFS New Discovery Fund, MFS Technology Fund, MFS Research International Fund and MFS Japan Equity Fund); MFS Series Trust II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund); MFS Series Trust III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund); MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund); MFS Series Trust V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International New Discovery Fund, MFS International Strategic Growth Fund and MFS International Strategic Value Fund); MFS Series Trust VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund); MFS Series Trust VII (which has one series: MFS Capital Opportunities Fund); MFS Series Trust VIII (which has three series: MFS Strategic Income Fund, MFS Global Growth Fund and MFS Tax Managed Equity Fund); MFS Series Trust IX (which has eight series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Research Bond Fund J, MFS Intermediate Investment Grade Bond Fund, MFS Emerging Opportunities Fund and MFS Inflation-Adjusted Bond Fund; MFS Series Trust X (which has 16 series: MFS Government Mortgage Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Value Fund, MFS Strategic Value Fund, MFS Emerging Markets Debt Fund, MFS European Equity Fund, MFS New Endeavor Fund, MFS Fundamental Growth Fund, MFS Gemini U.K. Fund, MFS Global Value Fund, MFS International Core Equity Fund, MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund); MFS Series Trust XI (which has two series: MFS Union Standard Equity Fund and MFS Mid Cap Value Fund); and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund (the “MFS Funds”). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

MFS also serves as investment adviser of the following open-end Funds: MFS Institutional Trust (“MFSIT”) (which has 9 series) and MFS Variable Insurance Trust (“MVI”) (which has 15 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the “MFS Closed-End Funds”). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust (“MFS/SL”) (which has 29 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the “Accounts”). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

The Directors of MFS are Robert J. Manning, William W. Scott, Martin E. Beaulieu, Richard D. Schmalensee, Donald A. Stewart, C. James Prieur, William W. Stinson and James C. Baillie. Robert C. Pozen is the Chairman, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Scott is Vice Chairman, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Maria D. Dwyer is Executive Vice President and Chief Regulatory Officer, Robert T. Burns is a Senior Vice President, Associate General Counsel and Secretary, Robin A. Stelmach is a Senior Vice President and Chief Operating Officer; Michael W. Roberge is a Senior Vice President, Chief

Fixed Income Officer and Director of Fixed Income Research, Robert J. Whelan is a Senior Vice President and Chief Financial Officer, Thomas B. Hastings is a Senior Vice President and Treasurer and Joseph E. Lynch is the Assistant Treasurer.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Growth Opportunities Fund

MFS Government Securities Fund

MFS Government Limited Maturity Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Institutional Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Government Markets Income Trust

MFS Intermediate Income Trust

MFS Charter Income Trust

MFS Special Value Trust

J. Atwood Ives and Ward Smith are Co-Chairs, Robert J. Manning is President, Richard M. Hisey, a Senior Vice President of MFS, is Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary and Assistant Clerk.

MFS/Sun Life Series Trust

J. Kermit Birchfield is Chairman, Robert J. Manning is President, Richard M. Hisey is the Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty are the Assistant Treasurers, James R. Bordewick, Jr., is the Assistant Secretary and Assistant Clerk.

Money Market Variable Account

High Yield Variable Account

Capital Appreciation Variable Account

Government Securities Variable Account

Total Return Variable Account

Global Governments Variable Account

Managed Sectors Variable Account

J. Kermit Birchfield is Chairman, Robert J. Manning is President and a Director, Richard M. Hisey is Treasurer, Jim Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

MIL Funds

MFS Meridian Funds

Jeffrey L. Shames is Chairman and a Director, Peter D. Laird is President and a Director, J. Kermit Birchfield is a Director, Richard M. Hisey is Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

MFS International Ltd. (“MIL Bermuda”), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon’s Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS American Funds, known as the MFS Funds, SICAV after January 1999 (which has 14 portfolios): Emerging Markets Debt Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Equity Fund, U.S. Dollar Reserve Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Research Fund, U.S. Strategic Growth Fund and Value Fund (the “MIL Funds”). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian Asian Dynasty Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian European Equity Fund, MFS Meridian Global Balanced Fund, MFS Meridian Global Equity Fund, MFS Meridian Global Growth Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Money Market Fund, MFS Meridian Research Bond Fund, MFS Meridian Research International Fund, MFS Meridian Strategic Growth Fund, MFS Meridian Strategic Income Fund, MFS Meridian Technology Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian U.S. Equity Fund, MFS Meridian U.S. Government Bond Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian U.S. Research Fund and MFS Meridian Value Fund (collectively the “MFS Meridian Funds”). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

Robert J. Manning is a Director, Peter Laird is a Director and President, Peter Bubenzner is a Director, Judith Collis is a Director, Robert Whelan is the Treasurer, Robert T. Burns is the Assistant Secretary and Thomas B. Hastings is the Assistant Treasurer. Mark C. Rogers is Senior Vice President and Managing Director – Retail and Ira S. Krolick is Senior Vice President.

MFS International (U.K.) Ltd. (“MIL-UK”), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

Robert J. Manning and Peter D. Laird are the Directors. Mr. Laird is the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is Secretary.

MFS International S.C. LTDA (“MIL Brazil”), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Meridian Funds.

Robert J. Manning and Peter D. Laird are Advisory Board Members. Mr. Manning is also the President. Jose Noguerol is General Manager and Regional Vice President, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

MFS Institutional Advisors (Australia) Ltd. (“MFSI-Australia”), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

Graham E. Lenzner is the Chairman, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

MFS Fund Distributors, Inc. (“MFD”), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

Robert J. Manning is the Chairman, Martin E. Beaulieu is a Director and the President, Robert T. Burns is the Assistant Secretary, Michael J. Londergan is the Treasurer and Thomas B. Hastings is the Assistant Treasurer, James Jessee is Senior Vice President – Dealer Relations, Sharon A. Brovelli is Senior Vice President and Director of Administration/Operations, Paul F. Fichera is Senior Vice President and Director of Product Development, William H. Finnegan is Senior Vice President and Director of Market Development, Michael D. Fitzgerald is Senior Vice President – Bank Marketing Group, Joseph A. Kosciuszek is Senior Vice President – Support Services MFSI/International, Larry I. Milder is Senior Vice President – FIAD Sales, Thomas A. Jessee is Senior Vice President – Broker/Dealer Sales, Bill C.

Taylor is Senior Vice President and Director of PPS, Susan G. Fowler is Senior Vice President – Fulfillment/PPS and Brendan K. Nolan is Senior Vice President.

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

Robert J. Manning is the Chairman. Janet A. Clifford is a Director. Ms. Clifford is also the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary, Robert W. Green is Senior Vice President – Dealer Services, Gloria E. Schmid is Senior Vice President – Operations and Robert A. Steeves is Senior Vice President – Communications Teleservices, Peter W. Noll is Senior Vice President & Chief Information Officer and Anne M. Petruff and David G. Rainville are Senior Vice Presidents.

MFS Institutional Advisors, Inc. (“MFSI”), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

Robert J. Manning is Chairman and Chief Investment Officer, Martin E. Beaulieu is a Director, Lisa M. Jones is Head of Institutional and Executive Vice President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary, Ray P. Dutcher is Senior Vice President – Global Client Services, Fletcher B. Coleman III is Senior Vice President and Managing Director of Insurance Services Group, Robert W. Gandre is Senior Vice President and Director of Middle East, Asia & Latin America and Karen C. Jordan and Terence M. Welch are Senior Vice Presidents.

MFS Retirement Services, Inc. (“RSI”), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

Robert J. Manning is the Chairman, Martin E. Beaulieu is the Director, Carol W. Geremia is the President, Robert Whelan is the Treasurer, Eric G. Burns is Director of ERISA Compliance, Thomas B. Hastings is the Assistant Treasurer, Robert T. Burns is the Assistant Secretary, Eric G. Burns is Senior Vice President and Director of Business Practices and Strategies, Katharine Burridge is Senior Vice President – Qualified Plans, Director of Qualified Plans, Matthew D. Gannon is Senior Vice President – Retail Marketing, Director of RSI Marketing, William F. Shaw is Senior Vice President – Marketing and George C. Sutherland is Senior Vice President – Sales.

MFS Investment Management K.K. (“MIMKK”), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

Robert J. Manning, Peter D. Laird and Lisa M. Jones are Directors, Ira S. Krolick is a Director and Chief Operating Officer, Takafumi Ishii is a Director and Representative Director, and Robert J. Whelan and Thomas B. Hastings are Statutory Auditors.

MFS Heritage Trust Company (“MFS Trust”), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

Eric G. Burns, Paul F. Fichera, Janet A. Clifford, Martin E. Beaulieu, Carol W. Geremia and Joseph A. Kosciuszek are Directors. Mr. Burns is the President, Robert J. Whelan is the Treasurer, Thomas B. Hastings is Assistant Treasurer, Robert T. Burns is the Clerk and Mark Kaplan is Trust Officer.

MFS Japan Holdings, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

Robert J. Manning, Douglas C. Henck, Peter D. Laird and Donald A. Stewart are Directors, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

Sun Life of Canada (U.S.) Financial Services Holdings, Inc., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

Robert J. Manning is Chairman, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors, Robert Whelan is the Treasurer, Joseph Lynch is the Assistant Treasurer, Robert T. Burns is Secretary and Mitchell C. Freestone is the Assistant Secretary.

MFS Investment Management (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 2 portfolios: MFS Funds-Global Equity Ex-Japan Fund and MFS Funds-Bond Fund.

Robert J. Manning and Martin E. Beaulieu are Directors, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

MFS/Sun Life Financial Distributors, Inc., a Delaware broker dealer jointly owned by MFS and Sun Life of Canada (U.S.) Financial Services Holdings, Inc., whose address is 131 Oliver Street, Boston, Massachusetts 02110, is a distributor of variable annuity products.

Martin E. Beaulieu and Robert C. Salipante are the Directors, Thomas Seitz is President, Ellen B. King is Secretary and Amy E. Mihaich is Assistant Secretary.

In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

Donald A. Stewart

Chief Executive Officer, Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada (Mr. Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

C. James Prieur

President and a Director, Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada (Mr. Prieur is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

William W. Stinson

Non-Executive Chairman, Sun Life Financial and Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada; Chairman, Westshore Terminals Income Fund, Vancouver, British Columbia; Director, Grant Forest Products Inc., Ontario, Canada and Trustee, Fording Canadian Coal Trust, Calgary, Alberta

James C. Baillie

Counsel, Torys, Ontario, Canada; Chair, Independent Electricity Market Operator, Ontario, Canada; Chair, Corel Corporation, Ontario, Canada; Director, Sun Life Financial, Ontario Canada; Director, FPI Ltd., Newfoundland, Canada

NAVELLIER & ASSOCIATES, INC. (“Navellier”)

Name and Principal Business Address

Navellier & Associates, Inc.

One East Liberty

Third Floor

Reno, NV 89501

Business and Other Connections of Investment Adviser

Navellier & Associates, Inc. provides investment advice to Regulation D partnerships and collective trusts. Navellier & Associates, Inc. is the advisor to the Navellier Paraguay Fund, L.P. Navellier provides investment advice to institutional Canadian and European clients who are solicited by Navellier Global, Inc., a corporation which is not affiliated nor owned by Navellier or Louis Navellier. Navellier Global, Inc. also provides investment advice as a sub-advisor to a Canadian investment company, the Clarington Navellier U.S. All Cap Fund. Navellier Management, Inc. is another investment advisory firm owned in the majority by Louis G. Navellier. Navellier Management, Inc., is the advisor to the Navellier Performance Funds and the Navellier Millennium Funds. Navellier Hedge Management, Inc. is another investment advisory firm owned in the majority by Louis G Navellier. Louis Navellier is the editor of the MPT Review, the Louis Navellier Blue Chip Growth Letter and the Quantum Growth Newsletter, all of which are owned and published by Phillips Publishing, Inc.

Investment Personnel

Louis Navellier – President, Chief Investment Officer

Mr. Navellier has been active in the quantitative management of stock portfolios for over twenty-one years. A graduate of California State University, Hayward, Mr. Navellier has been very successful in translating what had previously been purely academic techniques into “real market” applications. After testing and validating his initial theory that many OTC stocks are inefficiently priced, Mr. Navellier began publishing his research in his highly publicized newsletter, “MPT Review.”

Since 1985, Mr. Navellier has also been active in the management of individual equity portfolios, pension funds, and institutional portfolios. An often-quoted source on the quantitative aspects of the stock market, Mr. Navellier has appeared on Wall Street Week, The Nightly Business Report, and CNBC. He is frequently quoted in The Wall Street Journal, Investor’s Business Daily, Barron’s, Forbes, Money, and numerous other journals and periodicals.

Mr. Navellier is and has been the CEO and President of Navellier & Associates, Inc., an investment advisor firm since 1987. He is the CEO and President of Navellier Management, Inc. and is on the management team for the Investment Sub-Advisor of the MassMutual Mid Cap Growth Equity Fund, the Navellier Millennium Fund, and the Navellier Performance Funds. Mr. Navellier is the President and CEO of Navellier Securities Corp., the principal underwriter to the Navellier Performance Funds and the Navellier Millennium Fund, and has been the editor of the MPT Review, the Louis Navellier Blue Chip Growth Letter and the Quantum Growth Newsletter.

California State University, Hayward – B.S.

California State University, Hayward – M.B.A.

Michael Borgen – Portfolio Manager

Michael Borgen has nine years experience in the securities industry and joined Navellier in 1995 as a Quantitative Research Analyst. At Navellier, Mr. Borgen is currently a portfolio manager responsible for the management of the Mid Cap Growth and Micro-to-Small Cap Growth strategies and was named lead portfolio manager for the Small Cap Growth strategy. In addition, Mr. Borgen conducts ongoing research enhancements of the firm’s quantitative investment process and works on product development.

University of Nevada, Reno - B.S., Finance

Mr. Borgen is currently working towards an M.S. Degree in Economics.

Mr. Borgen is currently a level 3 CFA Candidate.

Alan Alpers, CFA – Senior Vice President of Research & Senior Portfolio Manager

Mr. Alpers has nineteen years experience in the securities industry. At Navellier, he is responsible for coordinating much of the quantitative analysis and portfolio allocation procedures for portfolio management.

Mr. Alpers is also responsible for the day-to-day tasks involving all areas of equity portfolio management and trading. He the portfolio manager responsible for the management of the Small to Mid Cap Growth and Aggressive Growth strategies and participates on the management teams of the Small Cap Growth, Mid Cap Growth, and Large Cap Growth strategies.

Prior to joining Navellier in 1989, Mr. Alpers spent two years at E. F. Hutton’s Consulting Services Department where he evaluated, monitored, and performed due diligence on various money management firms.

University of California, Davis – B.S., Economics

California State University, Sacramento – M.B.A.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”)

Disinterested Directors

NAME, ADDRESS AND AGE	POSITION HELD WITH THE FUND	DIRECTOR SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 56	Director	1997	Professor of Law, Washburn Law School; Formerly, Dean, Washburn Law School	40	Director, Am Vestors CBO II, Inc. (bond investment firm)
John A. Dillingham 4040 Northwest Claymont Drive Kansas City, MO 64116 Age: 64	Director	1997	President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Company	40	None
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director	1998	Formerly, president, William and Flora Hewlett Foundation	40	None
Linda K. Graves 6300 Lamar Avenue Overland Park, KS 66202 Age: 50	Director	1995	Shareholder/Attorney, Levi & Craig, P.C. (on leave of absence); formerly, First Lady of Kansas	40	None
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 36	Director	1998	Vice President and General Counsel of the Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise	68	None
John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 84	Director	1988	Shareholder, Gilliland & Hayes, P.A., a law firm	40	Director, Central Bank & Trust; Central Financial Corporation (banking)
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 79	Director	1971	Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corporation	40	None
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 66	Director	1995	Professor Emeritus, formerly, Professor of Business Administration, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City	68	None
Frederick Vogel III 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Director	1971	Retired	40	None

*	With respect to the Fund Complex.

Interested Directors

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	DIRECTOR/ OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	TOTAL NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
Keith A. Tucker 6300 Lamar Avenue Overland Park, KS 66202 Age: 58	Chairman of the Board Director	1998 1993	Chairman of the Board, Chief Executive Officer and Director of WDR; formerly, Principal Financial Officer of WDR; Chairman of the Board and Director of Waddell & Reed, WRIMCO and WRSCO; formerly, Vice Chairman of the Board of Directors of Torchmark Corporation; Chairman of the Board and Director/Trustee of each of the funds in the Fund Complex	68	None

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 61	President Director	2001 1998	President, Chief Investment Officer and Director of WDR; formerly, Treasurer of WDR; Director of Waddell & Reed; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR; President and Director/Trustee of each of the funds in the Fund Complex	68	Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of WRIICO

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Director	1998	Consultant of WDR and Waddell & Reed; formerly, Executive Vice President and Chief Operating Officer of WDR; formerly, President, Chief Executive Officer, Principal Financial Officer, Treasurer and Director of Waddell & Reed; formerly, Executive Vice President, Principal Financial Officer, Treasurer and Director of WRIMCO; formerly, President, Treasurer and Director of WRSCO	24	None

Frank J. Ross, Jr. Polsinelli, Shalton & Welte, P.C. 700 West 47th Street Suite 1000 Kansas City, MO 64112 Age: 50	Director	1996	Shareholder/Director, Polsinelli, Shalton & Welte, P.C., a law firm	40	Director, Columbian Bank & Trust

*	With respect to the Fund Complex.

Officers

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Theodore W. Howard 6300 Lamar Avenue Overland Park KS 66202 Age: 61	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	1987 1976 1976 2002	Senior Vice President of WRSCO; Vice President, Treasurer, Principal Accounting Officer and Principal Financial Officer of each of the funds in the Fund Complex; formerly, Vice President of WRSCO

Kristen A. Richards 6300 Lamar Avenue Overland Park KS 66202 Age: 36	Vice President Secretary Associate General Counsel	2000 2000 2000	Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO and WRIICO; Vice President, Secretary and Associate General Counsel of each of the funds in the Fund Complex; formerly, Assistant Secretary of funds in the Fund Complex; formerly, Compliance Officer of WRIMCO

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 Age: 38	Vice President General Counsel Assistant Secretary	2000 2000 2000	Vice President, Assistant Secretary and General Counsel of WDR; Senior Vice President, Secretary and General Counsel of Waddell & Reed, WRIMCO and WRSCO; Senior Vice President, Assistant Secretary and General Counsel of WRIICO; Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex; formerly, Assistant Secretary of WDR; formerly, an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C.

*	With respect to the Fund Complex.

NORTHERN TRUST INVESTMENTS, N.A. (“NTI”)

Northern Trust Investments, N.A. (“NTI”) is a wholly-owned subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered bank. TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675-5986. Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below, and certain other officers of NTI hold comparable positions with Northern Trust Bank, N.A., a wholly-owned subsidiary of Northern Trust Corporation.

Name and Position with NTI	Connection Business Address of Other Company	with Other Company
Abendroth, John D. Vice President	The Northern Trust Company	Vice President

Adams, Bradford S. Senior Vice President	The Northern Trust Company	Senior Vice President

Aitcheson, James A. Vice President	The Northern Trust Company	Vice President

Alongi, David M. Vice President	The Northern Trust Company	Vice President

Andersen, Brian E. Vice President	The Northern Trust Company	Vice President

Anwar, Raheela Gill Senior Vice President	The Northern Trust Company	Senior Vice President

Aronson, Jennifer Ann Vice President	The Northern Trust Company	Vice President

Ayres, Scott R. Vice President	The Northern Trust Company	Vice President

Baras, Ellen G. Vice President	The Northern Trust Company	Vice President

Barker, Sheri D. Vice President	The Northern Trust Company	Vice President

Barrett, James J. Senior Vice President	The Northern Trust Company	Senior Vice President

Barry, Susan M. Vice President	The Northern Trust Company	Vice President

Baskin, Jeremy M. Senior Vice President	The Northern Trust Company	Senior Vice President

Beard, Catherine Sinclair Vice President	The Northern Trust Company	Vice President

Beaudoin, Keith J. Vice President	The Northern Trust Company	Vice President

Beckman, Carl P. Senior Vice President & Treasurer	The Northern Trust Company	Senior Vice President

Belden III, William H. Vice President	The Northern Trust Company	Vice President

Bell, Gregory A. Vice President	The Northern Trust Company	Vice President

Benzmiller, Thomas A. Senior Vice President	The Northern Trust Company	Senior Vice President

Bergin, Kathryn L. Vice President	The Northern Trust Company	Vice President

Bergson, Robert H. Vice President	The Northern Trust Company	Vice President

Blanchard, Jeffrey L. Senior Vice President	The Northern Trust Company	Senior Vice President

Boeckmann, Eric Vonn Vice President	The Northern Trust Company	Vice President

Boyer, Deborah Lynn Vice President	The Northern Trust Company	Vice President

Breckel, Theodore Senior Vice President	The Northern Trust Company	Senior Vice President

Bridgman, James Carey Vice President	The Northern Trust Company	Vice President

Britton, Alan R Vice President	The Northern Trust Company	Vice President

Bukoll, Martin B. Senior Vice President	The Northern Trust Company	Senior Vice President

Campbell, Jr., Richard C. Senior Vice President	The Northern Trust Company	Senior Vice President

Cannon, Patrick Senior Vice President	The Northern Trust Company	Senior Vice President

Carberry, Craig R. Secretary	The Northern Trust Company	Senior Attorney

Carlson, Marc E. Vice President	The Northern Trust Company	Vice President

Carlson, Mark D. Vice President	The Northern Trust Company	Vice President

Carlson, Robert A. Vice President	The Northern Trust Company	Vice President

Chavez, Oscar A.	The Northern Trust Company	Vice President

Clarke-Czochara, Susan Vice President	The Northern Trust Company	Vice President

Connellan, Kevin Anthony Senior Vice President	The Northern Trust Company	Senior Vice President

Cozine, Mark E. Vice President	The Northern Trust Company	Vice President

Creighton, James A. Senior Vice President	The Northern Trust Company	Senior Vice President

D’Arienzo, Louis R. Vice President	The Northern Trust Company	Vice President

Dennehy II, William Vice President	The Northern Trust Company	Vice President

Detroy, Timothy J. Vice President	The Northern Trust Company	Vice President

Dow, Robert John Vice President	The Northern Trust Company	Vice President

Driscoll, Peter John Vice President	The Northern Trust Company	Vice President

Dudley, Jr., Orie Leslie Director and Executive Vice President	The Northern Trust Company and Northern Trust Corporation	Executive Vice President and Chief Investment Officer

Egizio, Michael P. Vice President	The Northern Trust Company	Vice President

Everett, Steven R. Vice President	The Northern Trust Company	Vice President

Flood, Peter J. Senior Vice President	The Northern Trust Company	Senior Vice President

Flynn, Andrew G. Vice President	The Northern Trust Company	Vice President

Ford, Kristine L. Vice President	The Northern Trust Company	Vice President

Frechette, Timothy J. Senior Vice President	The Northern Trust Company	Senior Vice President

Free, David J. Vice President	The Northern Trust Company	Vice President

Fronk, Christopher A. Vice President	The Northern Trust Company	Vice President

Gautham, Ravi A. Senior Vice President	The Northern Trust Company	Senior Vice President

Geller, Stephanie L. Vice President	The Northern Trust Company	Vice President

Gerlach, Jennifer Ann Vice President	The Northern Trust Company	Vice President

Geraghty, Kim Marie Vice President	The Northern Trust Company	Former Vice President

Gilbert, George J. Senior Vice President	The Northern Trust Company	Senior Vice President

Gomez, Anastasia Vice President	The Northern Trust Company	Vice President

Gonzalez, Edwardo Vice President	The Northern Trust Company	Vice President

Gougler, Frederick A. Vice President	The Northern Trust Company	Vice President

Greenberg, Karen H. Vice President	The Northern Trust Company	Vice President

Griffin, Michelle D. Vice President	The Northern Trust Company	Vice President

Hammer, Alice S. Vice President	The Northern Trust Company	Vice President

Hance, Geoffrey M. Senior Vice President	The Northern Trust Company	Senior Vice President

Hankins, Terry Anthony Vice President	The Northern Trust Company	Vice President

Hare, William A. Vice President	The Northern Trust Company	Vice President

Harmon, Christine M. Vice President	The Northern Trust Company	Vice President

Hausken, Philip Dale Senior Vice President	The Northern Trust Company	Senior Vice President

Hiemenz, Kent C. Senior Vice President	The Northern Trust Company	Senior Vice President

Hill, Susan Vice President	The Northern Trust Company	Vice President

Hockley, Jackson L. Vice President	The Northern Trust Company	Vice President

Hogan, James F. Vice President	The Northern Trust Company	Vice President

Hogan, John T. Vice President	The Northern Trust Company	Vice President

Holland, Jean-Pierre Vice President	The Northern Trust Company	Vice President

Honig, Bruce S. Vice President	The Northern Trust Company	Vice President

Houghtaling, David J. Vice President	The Northern Trust Company	Vice President

Hyatt, William E. Vice President	The Northern Trust Company	Vice President

Iscra, Daniel P. Vice President	The Northern Trust Company	Vice President

Johnson, Amy L. Vice President	The Northern Trust Company	Vice President

Johnston, Barbara M. Vice President	The Northern Trust Company	Vice President

Jones, Scott Craven Senior Vice President	The Northern Trust Company	Senior Vice President

Joseph, Robert E. Senior Vice President	The Northern Trust Company	Senior Vice President

Joves, Evangeline Mendoza Vice President	The Northern Trust Company	Vice President

Kane, James P. Vice President	The Northern Trust Company	Vice President

Kelliher, Michael A. Vice President	Northern Trust Bank, N.A.	Vice President

Kent, Stephen Krider Vice President	The Northern Trust Company	Vice President

Kenzer, David T. Vice President	The Northern Trust Company	Vice President

Kim, June H. Vice President	Northern Trust Bank, N.A.	Vice President

King III, Archibald E. Senior Vice President	The Northern Trust Company	Senior Vice President

Knapp, William M. Senior Vice President	The Northern Trust Company	Senior Vice President

Koch, Deborah L. Vice President	The Northern Trust Company	Vice President

Korytowski, Donald H. Vice President	The Northern Trust Company	Vice President

Kotsogiannis, Nikolas Vice President	The Northern Trust Company	Vice President

Krieg, John L. Vice President	The Northern Trust Company	Vice President

Krisko, Denise M. Vice President	Northern Trust Bank, N.A.	Vice President

Krull, Gerald M. Vice President	The Northern Trust Company	Vice President

Kuhl, Gregory M. Vice President	The Northern Trust Company	Vice President

Kuntz, Peter J. Senior Vice President	Northern Trust Bank, N.A.	Senior Vice President

Lamphier, Matthew E. Vice President	The Northern Trust Company	Vice President

Laughlin, Roberta J. Vice President	The Northern Trust Company	Vice President

Lee, Susan E. Vice President	The Northern Trust Company	Vice President

Leo, John B. Senior Vice President	The Northern Trust Company	Senior Vice President

Lorenz, Philip D. Vice President	The Northern Trust Company	Vice President

Lucas, Michael L. Vice President	The Northern Trust Company	Vice President

Lyons, William A. Vice President	The Northern Trust Company	Vice President

Marchese, Peter Vice President	The Northern Trust Company	Vice President

Mrshe, Daniel J. Vice President	The Northern Trust Company	Vice President

Matturi, Alexander J. Vice President	Northern Trust Bank, N.A.	Vice President

McCart, M.Jane Senior Vice President	The Northern Trust Company	Senior Vice President

McClintic, Corinne Senior Vice President	The Northern Trust Company	Senior Vice President

McDonald, James D. Senior Vice President	The Northern Trust Company	Senior Vice President

McGowan Gannon, Shannon Vice President	The Northern Trust Company	Vice President

McGregor, Timothy T. Senior Vice President	The Northern Trust Company	Senior Vice President

McInerney, Joseph W. Vice President	The Northern Trust Company	Vice President

Mecca, Melinda S. Senior Vice President	The Northern Trust Company	Senior Vice President

Mehta, Ashish R. Vice President	The Northern Trust Company	Vice President

Mendel, Roger A. Vice President	The Northern Trust Company	Vice President

Meservey, Marilyn J. Vice President	The Northern Trust Company	Vice President

Michaels, Peter M. Vice President	The Northern Trust Company	Vice President

Misenheimer, John Eric Senior Vice President	The Northern Trust Company	Senior Vice President

Missil, Kristin A. Vice President	Northern Trust Bank, N.A.	Vice President

Mitchell, Robert G. Vice President	The Northern Trust Company	Vice President

Miyashita, Taku Vice President	The Northern Trust Company	Vice President

Muench, Scott O. Vice President	Northern Trust Bank, N.A.	Vice President

Muiznieks, Katrina M. Vice President	The Northern Trust Company	Vice President

Musial, Tim Vice President	The Northern Trust Company	Vice President

Myre, Matthew L. Vice President	The Northern Trust Company	Vice President

Nellans, Charles J. Vice President	The Northern Trust Company	Vice President

Nelligan, Barbara Vice President	The Northern Trust Company	Vice President

Novicki, Amy D. Senior Vice President	The Northern Trust Company	Senior Vice President

O’Donnell, Kevin Joseph Vice President	The Northern Trust Company	Vice President

O’Shaughnessy, Kevin J. Vice President	The Northern Trust Company	Vice President

Owens, Rosalind Ora Vice President	The Northern Trust Company	Vice President

Pero, Perry R. Director	The Northern Trust Company and Northern Trust Corporation	Vice Chairman/Head of Corporate Risk Management

Pollak, Donald R. Senior Vice President	The Northern Trust Company	Senior Vice President

Potter, Stephen N. Director	The Northern Trust Company	Executive Vice President

Pries, Katie D. Vice President	The Northern Trust Company	Vice President

Quinn, Patrick D. Vice President	The Northern Trust Company	Vice President

Quintana, Maria E. Vice President	The Northern Trust Company	Vice President

Rakowski, Andrew F. Vice President	The Northern Trust Company	Vice President

Ranaldi, Anna Maria Vice President	The Northern Trust Company	Vice President

Reeder, Brent D. Vice President	The Northern Trust Company	Vice President

Ringo, Wesley L. Senior Vice President	The Northern Trust Company	Senior Vice President

Rivera, Maria Vice President	Northern Trust Bank, N.A.	Vice President

Roberts, M. David Vice President	The Northern Trust Company	Vice President

Robertson, Alan W. Director & Senior Vice President	The Northern Trust Company	Senior Vice President

Robertson, Colin A. Senior Vice President	The Northern Trust Company	Senior Vice President

Rochford, Kevin J. Director & Senior Vice President	The Northern Trust Company	Senior Vice President

Rose, Henry Peter Vice President	The Northern Trust Company	Vice President

Runquist, Lori Rae Senior Vice President	The Northern Trust Company	Senior Vice President

Salata, Timothy J. Vice President	The Northern Trust Company	Vice President

Sanchez, Vanessa M. Vice President	The Northern Trust Company	Vice President

Santiccioli, Steven J. Vice President	Northern Trust Bank, N.A.	Vice President

Schoenberger, Michael Vice President	The Northern Trust Company	Vice President

Schweitzer, Eric K. Senior Vice President	The Northern Trust Company	Senior Vice President

Seward, Richard Raymond Vice President	The Northern Trust Company	Vice President

Shank, Ken M. Vice President	The Northern Trust Company	Vice President

Short, Robert C. Vice President	The Northern Trust Company	Vice President

Skleney, Ronald J. Vice President	The Northern Trust Company	Vice President

Skowron, Gail A. Vice President	The Northern Trust Company	Vice President

Southworth, Theodore T. Senior Vice President	The Northern Trust Company	Senior Vice President

Spears, Curtis L. Vice President	The Northern Trust Company	Vice President

Sperazza, Daniel A. Senior Vice President	The Northern Trust Company	Senior Vice President

Streed, Robert N. Senior Vice President	The Northern Trust Company	Senior Vice President

Sullivan, Carol H. Vice President	The Northern Trust Company	Vice President

Syring, Ann F. Vice President	The Northern Trust Company	Vice President

Szaflik, Carolyn B. Vice President	Northern Trust Bank, N.A.	Vice President

Szymanek, Frank D. Vice President	The Northern Trust Company	Vice President

Taylor, Brad L. Vice President	The Northern Trust Company	Vice President

Temple, Jan Senior Vice President	The Northern Trust Company	Senior Vice President

Tetrault, Jr., William J. Vice President	The Northern Trust Company	Vice President

Toth, Terence J. Director and President	The Northern Trust Company	President

Treccia, Stephanie S. Vice President	The Northern Trust Company	Vice President

Trethaway, Jennifer Kamp Executive Vice President	The Northern Trust Company	Executive Vice President

Turner, Betsy Licht Vice President	The Northern Trust Company	Vice President

Van Liew, Kristina Marie Vice President	The Northern Trust Company	Vice President

Waddell, Frederick H. Director	The Northern Trust Company	President

Walker, Sharon M. Vice President	The Northern Trust Company	Vice President

Wennlund, Lloyd A. Director and Executive Vice President	The Northern Trust Company	Executive Vice President

Wetter, Steven R. Vice President	The Northern Trust Company	Vice President

Wilke, Heather Ryan Vice President	The Northern Trust Company	Vice President

Wilkins, Anthony E. Senior Vice President	The Northern Trust Company	Senior Vice President

Wing, James M. Vice President	The Northern Trust Company	Vice President

Winters, Marie C. Vice President	The Northern Trust Company	Vice President

Wong, Kai Yee Vice President	Northern Trust Bank, N.A.	Vice President

Wright, Mary Kay Vice President	The Northern Trust Company	Vice President

Zutshi, Ajay Vice President	The Northern Trust Company	Vice President

RS INVESTMENT MANAGEMENT, L.P. (“RS”)

RS Investment Management, L.P. (“RS”), formerly Robertson, Stephens & Company Investment Management, L.P., is a registered investment adviser under the Advisers Act. RS serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of RS have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of RS or its predecessors. The business address of RS is 388 Market Street, Suite 1700, San Francisco, California 94111.

RS Investment Management, L.P. is engaged in the provision of investment advisory and management services to mutual funds, private investment pools, and private accounts.

G. Randall Hecht

Chief Executive Officer of RSIM, L.P. Mr. Hecht was elected President and Principal Executive Officer of the RS Investment Trust in February 1999. He is also the chief executive officer and a member of RS Investment Management Co., LLC, the parent company to RSIM, L.P. Mr. Hecht joined Robertson, Stephens & Company in June 1984 as the firm’s chief financial officer and became a managing director in 1985. From 1993 to 1997, Mr. Hecht was executive vice president and chief operating officer of RS&Co. and held a position on the firm’s executive committee. He has been a Trustee of the Robertson Stephens Investment Trust (which changed its name to RS Investment Trust in 1999) from June 1987 until December 1997, from May 1999 until February 2001, and from June 2001 to present.

James Callinan

Managing Director of RSIM, L.P. Mr. Callinan is responsible for managing the RS Emerging Growth Fund and the RS Internet Age Fund. From 1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in June 1994, he served as portfolio manager of the Putnam OTC Emerging Growth Fund. Mr. Callinan received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School, and is a Charter Financial Analyst.

Andrew P. Pilara, Jr.

Managing Director of RSIM, L.P. He is also a managing member of RS Investment Management Co., LLC the parent company of RSIM L.P. He served as the Principal Executive Officer and the President of the Robertson Stephens Investment Trust from October 1997 and December 1997, respectively, until February 1999. Mr. Pilara is responsible for managing the RS Partners Fund, the RS Global Natural Resources Fund, and the RS Contrarian Fund. Mr. Pilara has been involved in the securities business for over 30 years, with experience in portfolio management, research, trading, and sales. Prior to joining RS Investment Management, L.P., he was president of Pilara Associates, an investment management firm he established in 1974. He holds a B.A. in economics from St. Mary’s College. Mr. Pilara was a Trustee of the Robertson Stephens Investment Trust from September 1997 to February 1999.

DAVIS SELECTED ADVISERS, L.P. (“DSA”)

Davis Selected Advisers, L.P. (“DSA”) and subsidiary companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Davis Distributors LLC, a wholly-owned subsidiary of DSA, is a registered broker-dealer. Davis Selected Advisers NY, Inc., another wholly-owned subsidiary, provides investment management services to various registered and unregistered investment companies, pension plans, institutions and individuals. Davis serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Davis have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Davis or its predecessors. The business address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 86706.

Andrew A. Davis

(6/25/63), 124 East Marcy Street, Santa Fe NM 87501. Portfolio Manager and President of the DSA. Also serves as an officer for various entities affiliated with DSA. Serves as a director of each of the Davis Funds and Selected Funds.

Christopher C. Davis

(7/13/65), 609 Fifth Avenue, New York NY 10017. Portfolio Manager and Chairman of DSA. Also serves as an officer for various entities affiliated with DSA. Serves as a director of each of the Davis Funds and the Selected Funds.

Kenneth C. Eich

(8/14/53), Office in Tucson, Arizona. Chief Operating Officer of DSA. Also serves as an officer for various entities affiliated with DSA. Serves as Executive Vice President and Principal Executive Officer of each of the Davis Funds and the Selected Funds.

Russell O. Wiese

(1966), Office in New York, New York. Chief Marketing Officer of DSA. Also serves as an officer for various entities affiliated with DSA.

Gary Tyc

(1956), Office in Tucson, Arizona. Chief Financial Officer and Vice President of DSA. Also serves as an officer for various entities affiliated with DSA.

Sharra L. Reed

(1966), Office in Tucson, Arizona. Vice President of DSA. Also serves as an officer for various entities affiliated with DSA. Serves as Principal Accounting Officer and Vice President of each of the Davis Funds and Selected Funds.

Thomas D. Tays

(1957), Office in Tucson, Arizona. Vice President, Chief Legal Officer and Secretary of DSA. Also serves as an officer for various entities affiliated with DSA. Serves as Secretary and Vice President of each of the Davis Funds and Selected Funds.

T. ROWE PRICE ASSOCIATES, INC. (“T. ROWE PRICE”)

T. Rowe Price Group, Inc. (“Group”) owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.

T. Rowe Price Associates, Inc. (“Price Associates”), a wholly owned subsidiary of Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including investment companies. Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Savings Bank (“Savings Bank”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 2000. The Savings Bank is a federally chartered savings bank, and provides federally insured bank products to a national customer base.

T. Rowe Price International, Inc. (“T. Rowe Price International”), a wholly owned subsidiary of T. Rowe Price Finance, Inc., was incorporated in Maryland in 1979 and provides investment counsel service with respect to foreign securities for institutional investors. In addition to managing private counsel client accounts, T. Rowe Price International also sponsors and serves as adviser and subadviser to U.S. and foreign registered investment companies which invest in foreign securities, serves as general partner of T. Rowe Price International Partners, Limited Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.

T. Rowe Price Global Investment Services Limited (“Global Investment Services”) an English corporation, was incorporated in 2000 and a wholly owned subsidiary of Group. Global Investment Services provides investment management, sales, and client servicing to non-U.S. institutional and retail investors. Global Investment Services is an SEC registered investment adviser under the Investment Advisers Act of 1940 and is also registered with the U.K. Financial Services Authority.

T. Rowe Price Global Asset Management Limited (“Global Asset Management”), an English corporation, was incorporated in 1999, and is a wholly owned subsidiary of Group. Global Asset Management is an SEC registered investment adviser under the Investment Advisers Act of 1940. Global Asset Management is also registered with the U.K. Financial Services Authority and provides investment management services to Japanese investment trusts and other accounts for institutional investors in Japan pursuant to one or more delegation agreements entered into between Daiwa SB Investments, Ltd. and Global Asset Management or other advisory agreements.

T. Rowe Price Investment Services, Inc. (“Investment Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor for the registered investment companies which Price Associates and T. Rowe Price International sponsor and serve as investment adviser (the “Price Funds”). Investment Services also serves as distributor for any proprietary variable annuity products. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for, and engages in, the sale of certain investment related products prepared by Investment Services and T. Rowe Price Retirement Plan Services.

T. Rowe Price Associates Foundation, Inc. (the “Foundation”) was incorporated in 1981 (and is not a subsidiary of Price Associates). The Foundation’s overall objective is to improve the quality of life in the community at large by making charitable contributions to nonprofit organizations benefiting education, arts and culture, civic and community, and human services interests. In addition to grant making, the Foundation also has a very generous matching gift program whereby contributions and volunteer service T. Rowe Price employees give to qualifying organizations of their choice are matched according to established guidelines.

T. Rowe Price Services, Inc. (“Price Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds, and also provides accounting services to certain affiliates of Price Associates.

T. Rowe Price Retirement Plan Services, Inc. (“RPS”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

T. Rowe Price Trust Company (“Trust Company”), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Maryland-chartered limited-service trust company for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian of certain qualified and non qualified employee benefit plans, individual retirement accounts, and common trust funds.

T. Rowe Price Investment Technologies, Inc. (“Investment Technologies”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1996. Investment Technologies owns the technology rights, hardware, and software of Price Associates and affiliated companies and provides technology services to them.

TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 to acquire an interest in a UK-based corporate finance advisory firm. T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership organized in 1995 which invests in private financings of emerging growth companies.

T. Rowe Price Stable Asset Management, Inc. (“Stable Asset Management”) was incorporated in Maryland in 1988 as a wholly owned subsidiary of Price Associates. Stable Asset Management is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts issued by insurance companies and banks, as well as fixed-income securities.

T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company (with Price Associates and the Trust Company as its members) incorporated in 1996 to serve as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which invests in financially distressed companies.

T. Rowe Price (Canada), Inc. (“TRP Canada”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1988. TRP Canada is registered as an investment adviser under the Investment Advisers Act of 1940 as well as with the Ontario

Securities Commission, as a non-Canadian Adviser, Investment Counsel, and Portfolio Manager to provide advisory services to individual and institutional clients residing in Canada.

T. Rowe Price Insurance Agency, Inc., a wholly owned subsidiary of Group, was incorporated in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

Since 1983, Price Associates has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

TRP Suburban, Inc. (“TRP Suburban”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Suburban Third, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1999 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Finance, Inc., a wholly owned subsidiary of Price Associates, was incorporated in Delaware in 1990 to manage certain passive corporate investments and other intangible assets.

T. Rowe Price Advisory Services, Inc., (“Advisory Services”), a wholly owned subsidiary of Group, was incorporated in Maryland in 2000. Advisory Services is registered as an investment adviser under the Investment Advisers Act of 1940, and provides investment advisory services to individuals, including shareholders of the Price Funds.

Listed below are the directors and executive officers of Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates:

Directors of T. Rowe Price Group, Inc.

D. WILLIAM J. GARRETT, Director of T. Rowe Price Group, Inc. Mr. Garrett was the Group Chief Executive of Robert Fleming Holdings Limited from 1997 until 2000 when the company was acquired by the Chase Manhattan Corporation. He also served as a director of Rowe Price-Fleming International, Inc. (now T. Rowe Price International) from 1981 until 2000. Mr. Garrett’s address is 13-14 Stanley Crescent, London W11 2NA, England.

DONALD B. HEBB, JR., Director of T. Rowe Price Group, Inc. Mr. Hebb is the managing general partner of ABS Capital Partners. Mr. Hebb’s address is 400 E. Pratt Street, Suite 910, Baltimore, Maryland 21202.

RICHARD L. MENSCHEL, Director of T. Rowe Price Group, Inc. Mr. Menschel is an honorary senior partner of The Goldman Sachs Group, L.P., an investment banking firm. Mr. Menschel’s address is 85 Broad Street, 2nd Floor, New York, New York 10004.

DR. ALFRED SOMMER, Director of T. Rowe Price Group, Inc. Dr. Sommer is dean of the Johns Hopkins Bloomberg School of Public Health and professor of ophthalmology, epidemiology, and international health; Director of the Academy for Educational Development and of Becton Dickinson, a medical technology company; Chairman of the Expert Group on Health of the World Economic Forum’s Global Governance Initiative and of the International Vitamin A Consultative Group Steering Committee; and senior medical advisor for Helen Keller International. Dr. Sommer’s address is 615 N. Wolfe Street, Room 1041, Baltimore, Maryland 21205.

ANNE MARIE WHITTEMORE, Director of T. Rowe Price Group, Inc. Mrs. Whittemore is a partner of the law firm of McGuireWoods, L.L.P. and a Director of Owens & Minor, Inc. and Albemarle Corporation. Mrs. Whittemore’s address is One James Center, Richmond, Virginia 23219.

All of the following directors of Group are employees of Price Associates:

EDWARD C. BERNARD, Director and Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Director and President of T. Rowe Price Insurance Agency, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Advisory Services, Inc.; Director of T. Rowe Price Services, Inc.; Vice President of TRP Distribution, Inc.; Chairman of the Board and Director of T. Rowe Price Savings Bank.

JAMES T. BRADY, Director of T. Rowe Price Group, Inc.

JAMES A.C. KENNEDY, Director and Vice President of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price Threshold Fund Associates, Inc.; Director and President of T. Rowe Price Strategic Partners Associates, Inc.

JAMES S. RIEPE, Vice-Chairman of the Board, Director, and Vice President of T. Rowe Price Group, Inc.; Director and Vice President of T. Rowe Price Associates, Inc. and T. Rowe Price Stable Asset Management, Inc.; Chairman of the Board, Director, President, and Trust Officer of T. Rowe Price Trust Company; Chairman of the Board and Director of T. Rowe Price (Canada), Inc., T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Investment Technologies, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director of T. Rowe Price International, Inc., T. Rowe Price Insurance Agency, Inc., TRPH Corporation, and T. Rowe Price Advisory Services, Inc.; and Director and President of TRP Distribution, Inc., TRP Suburban, Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.

GEORGE A. ROCHE, Chairman of the Board, Director, and President of T. Rowe Price Group, Inc.; Director and President of T. Rowe Price Associates, Inc.; Chairman of the Board and Director of TRP Finance, Inc.; Director of T. Rowe Price International, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Strategic Partners Associates, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban, Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.

BRIAN C. ROGERS, Chief Investment Officer, Director, and Vice President of T. Rowe Price Group, Inc.; Chief Investment Officer and Vice President of T. Rowe Price Associates, Inc.; Vice President, T. Rowe Price Trust Company.

Additional Executive Officers

KENNETH V. MORELAND, Chief Financial Officer and Vice President, T. Rowe Price Group, Inc.

Certain directors and officers of Group and Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “Management of the Funds,” in Registrant’s Statement of Additional Information.

HARRIS ASSOCIATES L.P. (“HARRIS ASSOCIATES”)

Harris Associates L.P. (“Harris Associates”) is a registered investment adviser under the Advisers Act. Harris Associates serves as investment sub-adviser to one series of Registrant. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Harris Associates have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Harris Associates or its predecessors. The business address of Harris Associates is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

Trustees and Officers

Name, Address and Position(s) with Trust and Age at December 31, 2003 and Principal Occupation(s) during the Past Five Years.

VICTOR A. MORGENSTERN**. 61. Trustee and Chairman of the Board, Chairman of the Board, HAI, 1996-2000 and President prior thereto; Chairman, Harris Partners, L.L.C., 1995-2000; Director of Nvest Corporation, 1996-2000.

MICHAEL J. FRIDUSS. 61. Trustee, Principal, MJ Friduss & Associates, Inc. (telecommunications consultants).

THOMAS H. HAYDEN. 52. Trustee, President, Greenhouse Communications, since 2004, and Executive Vice President Campbell Mithun prior thereto (advertising), Address: c/o Greenhouse Communications, 303 W. Erie, Ste. 400, Chicago, IL 60610.

CHRISTINE M. MAKI. 43. Trustee, Vice President-Tax, Hyatt Corporation (hotel management), Address: c/o Hyatt Corporation, 200 West Madison Street, Chicago, Illinois 60606.

ALLAN J. REICH. 55. Trustee, Partner, Seyfarth Shaw LLP (law firm) since 2003, Managing Member and Chair of Corporate/Securities Practice Group, D’Ancona & Pflaum LLC prior thereto (attorneys), Address: c/o Seyfarth Shaw LLP, 55 E. Monroe, Ste. 4200, Chicago, IL 60603.

MARV R. ROTTER. Trustee, 57, Senior Advisor to Chief Executive Officer, AXA Advisors, LLC (formerly named Rotter & Associates) since 1999, and General Manager prior thereto (financial services), Address: c/o AXA Advisors, LLC, 5 Revere Dr., Suite 400, Northbrook, IL 60062.

BURTON W. RUDER. 60. Trustee, President, The Academy Financial Group (venture capital investments and transaction financing), Address: c/o The Academy Group, 707 Skokie Boulevard, Suite 410, Northbrook, Illinois 60062.

PETER S. VOSS*. 57. Trustee, President and Chief Executive Officer, CDC IXIS Asset Management North America Corporation and CDC IXIS Asset Management North America LLC, and Member of the Supervisory Board, CDC IXIS Asset Management (investment management), since 2000; Chairman, President and Chief Executive Officer, Nvest Corporation, Nvest Companies, L.P. and Nvest L.P. (investment management), prior thereto, Address: c/o CDC AM North America Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

GARY N. WILNER, M.D. 63. Trustee, Senior Attending Physician, Evanston Hospital, and Medical Director-CardioPulmonary Wellness Program, Evanston Hospital Corporation, Address: c/o Evanston Hospital, 2650 Ridge Avenue, Evanston, Illinois 60201.

ROBERT LEVY. 53. Chairman, HAI, since 2001; formerly President and Chief Executive Officer of HAI, HALP and HASLP; Chief Investment Officer of HALP since 2001.

JAMES P. BENSON. 46. Vice President and Portfolio Manager (The Oakmark Small Cap Fund), Portfolio Manager and Analyst, HALP, since 1997; Executive Vice President and Director of Equity Research, Ryan Beck & Co. (broker/dealer and investment banking), prior thereto.

HENRY R. BERGHOEF. 54. Director of Domestic Research, since January 2003; Vice President and Portfolio Manager (The Oakmark Select Fund), formerly Associate Director of Research, Portfolio Manager and Analyst, HALP.

KEVIN G. GRANT. 39. Vice President and Portfolio Manager (The Oakmark Fund), Portfolio Manager and Analyst, HALP.

DAVID G. HERRO. 43. Vice President, Portfolio Manager (The Oakmark International Fund and The Oakmark International Small Cap Fund), Portfolio Manager, Director of International Equities and Analyst, HALP.

JOHN J. KANE. 32. Assistant Treasurer, Manager-Fund Accounting, HALP.

CLYDE S. MCGREGOR. 51. Vice President and Portfolio Manager, (The Oakmark Small Cap Fund and The Oakmark Equity and Income Fund), Portfolio Manager and Analyst, HALP.

WILLIAM C. NYGREN. 45. Vice President and Portfolio Manager, (The Oakmark Fund and The Oakmark Select Fund), Portfolio Manager and Analyst, HALP, former Director of Research, HALP.

JOHN R. RAITT.*/** 49. President and Chief Executive Officer of HAI, HALP and HASLP, since January 2003; formerly Vice President, Chief Operating Officer, HALP (2001 to 2003); Director of Research (1998 to 2003) and Associate Director of Research, HALP prior thereto; Analyst, HALP.

VINEETA D. RAKETICH, 32. Vice President and Manager, International Operations and Client Relations, HALP.

JANET L. REALI. 52. Vice President and Secretary; Vice President, General Counsel, and Secretary, HALP, since 2001. Senior Executive Vice President, General Counsel and Secretary, Everen Capital Corp. and Everen Securities, Inc. 1995-1999 (broker-dealer).

ANN W. REGAN. 55. Vice President-Shareholder Operations and Assistant Secretary, Director of Mutual Fund Operations, HALP.

KRISTI L. ROWSELL. 37. Treasurer, Chief Financial Officer, HAI and HASLP, since 1999; Treasurer, HALP. Assistant Treasurer, HALP prior thereto.

EDWARD A. STUDZINSKI. 54. Vice President and Portfolio Manager (The Oakmark Equity and Income Fund), 52, Portfolio Manager and Analyst, HALP.

MICHAEL J. WELSH. 40. Vice President and Portfolio Manager (The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund), Portfolio Manager and Analyst, HALP.

†	Unless otherwise noted, the business address of each officer and trustee listed in the table is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

#	As used in this table, “HALP,” “HAI” and “HASLP” refer to the Adviser, the general partner of the Adviser, and the Fund’s distributor, respectively.

*	Mr. Voss and Mr. Raitt are trustees who are “interested person” of the Trust as defined in the 1940 Act because Mr. Voss is an officer of the Adviser’s parent company, and Mr. Raitt is an officer of the Adviser.

**	Mr. Raitt succeeded Mr. Levy as President of the Trust on January 1, 2004.

At December 31, 2003, the trustees and officers as a group owned beneficially less than 1% of the outstanding Class II shares of each Fund and Class I shares of Oakmark Fund, Equity & Income Fund and International Fund and the following percentages of the outstanding shares of each of the other Funds: Select, 1.13%, Small Cap, 1.54%; Global, 1.55%; and International Small Cap, 2.02%.

FIDELITY MANAGEMENT & RESEARCH COMPANY (“FMR”)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d	Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson	President and Director of FMR, FMRC, and FIMM; Senior Vice President and Trustee of funds advised by FMR; Director of FMR Corp.

Thomas Allen	Vice President of FMR and FMRC.

Paul Antico	Vice President of FMR, FMRC, and a fund advised by FMR.

Ramin Arani	Vice President of FMR, FMRC, and a fund advised by FMR.

John Avery	Vice President of FMR, FMRC, and a fund advised by FMR.

Robert Bertelson	Vice President of FMR, FMRC, and a fund advised by FMR.

Stephen Binder	Vice President of FMR, FMRC and a fund advised by FMR.

William Bower	Vice President of FMR, FMRC, and funds advised by FMR.

Philip L. Bullen	Senior Vice President of FMR and FMRC; Vice President of certain Equity funds advised by FMR; President and Director of FMR Far East and Fidelity Management & Research (U.K.) Inc. (FMR U.K.); Director of Strategic Advisers, Inc.

Steve Buller	Vice President of FMR, FMRC, and a fund advised by FMR.

John H. Carlson	Senior Vice President of FMR and FMRC (2003); Previously served as Vice President of FMR, FMRC, and funds advised by FMR (2003).

James Catudal	Vice President of FMR and FMRC.

Ren Y. Cheng	Vice President of FMR, FMRC, and funds advised by FMR.

C. Robert Chow	Vice President of FMR, FMRC, and a fund advised by FMR.

Dwight D. Churchill	Senior Vice President of FMR and FIMM and Vice President of Fixed–Income funds advised by FMR.

Timothy Cohen	Vice President of FMR and FMRC (2003).

Katherine Collins	Senior Vice President of FMR and FMRC (2003); Previously served as Vice President of FMR and FMRC (2003).

Michael Connolly	Vice President of FMR and FMRC.

Matthew Conti	Vice President of FMR and FMRC (2003).

William Danoff	Senior Vice President of FMR, FMRC, and Vice President of funds advised by FMR.

Joseph Day	Vice President of FMR and FMRC (2003).

Scott E. DeSano	Senior Vice President of FMR and FMRC.

Penelope Dobkin	Vice President of FMR, FMRC, and a fund advised by FMR.

Julie Donovan	Vice President of FMR and FMRC (2003).

Walter C. Donovan	Senior Vice President of FMR and FMRC (2003); Previously served as Vice President of FMR and FMRC (2003).

Bettina Doulton	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Stephen DuFour	Vice President of FMR, FMRC, and funds advised by FMR.

William Eigen	Vice President of FMR and FMRC.

Bahaa Fam	Vice President of FMR, FMRC, and funds advised by FMR.

Robert Scott Feldman	Vice President of FMR and FMRC (2003).

Richard B. Fentin	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Keith Ferguson	Vice President of FMR and FMRC (2003).

Karen Firestone	Vice President of FMR, FMRC, and funds advised by FMR.

Jay Freedman	Assistant Clerk of FMR, FMRC and Fidelity Distributors Corporation (FDC); Clerk of FMR U.K., FMR Far East, and Strategic Advisers, Inc.; Secretary of FMR Corp. and FIMM.

Bart A. Grenier	Senior Vice President of FMR and FMRC; Vice President of certain Equity and High Income funds advised by FMR; President and Director of Strategic Advisers, Inc.

Robert J. Haber	Senior Vice President of FMR and FMRC.

Richard C. Habermann	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

John F. Haley	Vice President of FMR and FMRC (2003).

Karen Hammond	Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM (2003); Vice President of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc. (2003); Treasurer of Strategic Advisers, Inc. and FMR Corp. (2003).

James Harmon	Vice President of FMR and FMRC.

Lionel Harris	Previously served as Vice President of FMR and FMRC (2003).

Ian Hart	Vice President of FMR, FMRC and funds advised by FMR.

John Hebble	Vice President of FMR (2003).

Timothy Heffernan	Vice President of FMR and FMRC (2003).

Thomas Hense	Vice President of FMR and FMRC.

Cesar Hernandez	Vice President of FMR and FMRC.

Bruce T. Herring	Vice President of FMR and FMRC.

Adam Hetnarski	Vice President of FMR, FMRC, and funds advised by FMR.

Frederick D. Hoff, Jr.	Vice President of FMR, FMRC, and a fund advised by FMR.

Brian Hogan	Vice President of FMR and FMRC.

David B. Jones	Vice President of FMR.

Rajiv Kaul	Vice President of FMR and FMRC (2003).

Steven Kaye	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Jonathan Kelly	Vice President of FMR and FMRC (2003).

William Kennedy	Vice President of FMR, FMRC, and funds advised by FMR.

Jeffery Kerrigan	Vice President of FMR and FMRC (2003).

Francis V. Knox, Jr.	Vice President of FMR; Assistant Treasurer of funds advised by FMR.

Harry W. Lange	Vice President of FMR, FMRC, and funds advised by FMR.

Harley Lank	Vice President of FMR and FMRC.

Maxime Lemieux	Vice President of FMR and FMRC.

Harris Leviton	Vice President of FMR, FMRC, and funds advised by FMR.

Douglas Lober	Vice President of FMR and FMRC (2003).

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR (2003). Previously served as Trustee of funds advised by FMR (2003).

James MacDonald	Senior Vice President of FMR.

Robert B. MacDonald	Vice President of FMR and FMRC.

Richard R. Mace	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Charles A. Mangum	Vice President of FMR, FMRC, and funds advised by FMR.

Kevin McCarey	Vice President of FMR, FMRC, and funds advised by FMR.

Christine McConnell	Vice President of FMR and FMRC (2003).

John B. McDowell	Senior Vice President of FMR and FMRC and Vice President of certain Equity funds advised by FMR.

Neal P. Miller	Vice President of FMR, FMRC, and a fund advised by FMR.

Jeffrey Mitchell	Vice President of FMR and FMRC (2003).

Charles S. Morrison	Vice President of FMR; Senior Vice President of FIMM (2003); Previously served as Vice President of FIMM and Bond funds advised by FMR (2003).

David L. Murphy	Vice President of FMR and Money Market funds advised by FMR; Senior Vice President of FIMM (2003); Previously served as Vice President of FIMM (2003).

Mark Notkin	Vice President of FMR, FMRC, and funds advised by FMR.

Scott Offen	Vice President of FMR and FMRC (2003).

Stephen Petersen	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Keith Quinton	Vice President of FMR and FMRC.

Alan Radlo	Vice President of FMR and FMRC.

Larry Rakers	Vice President of FMR and FMRC.

Christine Reynolds	Vice President of FMR (2003); President and Treasurer of funds advised by FMR (2004).

Kennedy Richardson	Vice President of FMR and FMRC.

Clare S. Richer	Senior Vice President of FMR.

Eric D. Roiter	Vice President, General Counsel, and Clerk of FMR and FMRC; Secretary of funds advised by FMR; Vice President and Clerk of FDC; Assistant Clerk of FMR U.K. and FMR Far East; Assistant Secretary of FIMM.

Louis Salemy	Vice President of FMR, FMRC, and funds advised by FMR.

Lee H. Sandwen	Vice President of FMR and FMRC.

Peter Saperstone	Vice President of FMR and FMRC.

Beso Sikharulidze	Vice President of FMR, FMRC, and a fund advised by FMR.

Carol A. Smith–Fachetti	Vice President of FMR and FMRC.

Steven J. Snider	Vice President of FMR, FMRC, and a fund advised by FMR.

Thomas T. Soviero	Vice President of FMR, FMRC, and a fund advised by FMR.

Richard A. Spillane, Jr.	Senior Vice President of FMR.

Robert E. Stansky	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Nicholas E. Steck	Vice President of FMR (2003); Compliance Officer of FMR U.K., FMR Far East, and FMR Corp.

Susan Sturdy	Assistant Clerk of FMR, FMRC, FMR U.K., FMR Far East, Strategic Advisers, Inc. and FDC; Assistant Secretary of FIMM and FMR Corp.

Yolanda Taylor	Vice President of FMR and FMRC.

Victor Thay	Vice President of FMR and FMRC (2003).

Yoko Tilley	Vice President of FMR and FMRC.

Joel C. Tillinghast	Senior Vice President of FMR, FMRC, and Vice President of a fund advised by FMR.

Robert Tuckett	Vice President of FMR.

Jennifer Uhrig	Vice President of FMR, FMRC, and funds advised by FMR.

George A. Vanderheiden	Senior Vice President of FMR and FMRC.

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., FDC and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

Jason Weiner	Vice President of FMR, FMRC, and a fund advised by FMR.

Ellen Wilson	Vice President of FMR (2003).

Steven S. Wymer	Vice President of FMR, FMRC, and a fund advised by FMR.

JS Wynant	Vice President of FMR and FMRC; Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM.

FMR CO., INC. (FMRC)

FMRC provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub–Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d	Chairman of the Board and Director of FMRC, FMR, FMR Far East, and FIMM ; Chief Executive Officer, Chairman of the Board and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson	President and Director of FMRC, FMR, and FIMM; Senior Vice President and Trustee of funds advised by FMR; Director of FMR Corp.

Thomas Allen	Vice President of FMRC and FMR.

Paul Antico	Vice President of FMRC, FMR, and a fund advised by FMR.

Ramin Arani	Vice President of FMRC, FMR, and a fund advised by FMR.

John Avery	Vice President of FMRC, FMR, and a fund advised by FMR.

Robert Bertelson	Vice President of FMRC, FMR, and a fund advised by FMR.

Stephen Binder	Vice President of FMRC, FMR, and a fund advised by FMR.

William Bower	Vice President of FMRC, FMR, and funds advised by FMR.

Philip L. Bullen	Senior Vice President of FMRC and FMR; Vice President of certain Equity Funds advised by FMR; President and Director of FMR Far East and FMR U.K.; Director of Strategic Advisers, Inc.

Steve Buller	Vice President of FMRC, FMR, and a fund advised by FMR.

John H. Carlson	Senior Vice President of FMRC and FMR (2003); Previously served as Vice President of FMRC, FMR, and funds advised by FMR (2003).

James Catudal	Vice President of FMRC and FMR.

Ren Y. Cheng	Vice President of FMRC, FMR and funds advised by FMR.

C. Robert Chow	Vice President of FMRC, FMR, and a fund advised by FMR.

Timothy Cohen	Vice President of FMRC and FMR (2003).

Katherine Collins	Senior Vice President of FMRC and FMR (2003); Previously served as Vice President of FMRC and FMR (2003).

Michael Connolly	Vice President of FMRC and FMR.

Matthew Conti	Vice President of FMRC and FMR (2003).

William Danoff	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Joseph Day	Vice President of FMRC and FMR (2003).

Scott E. DeSano	Senior Vice President of FMRC and FMR.

Penelope Dobkin	Vice President of FMRC, FMR, and a fund advised by FMR.

Julie Donovan	Vice President of FMRC and FMR (2003).

Walter C. Donovan	Senior Vice President of FMRC and FMR (2003); Previously served as Vice President of FMRC and FMR (2003).

Bettina Doulton	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Stephen DuFour	Vice President of FMRC, FMR, and funds advised by FMR.

William Eigen	Vice President of FMRC and FMR.

Bahaa Fam	Vice President of FMRC, FMR, and funds advised by FMR.

Robert Scott Feldman	Vice President of FMRC and FMR (2003).

Richard B. Fentin	Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

Keith Ferguson	Vice President of FMRC and FMR (2003).

Karen Firestone	Vice President of FMRC, FMR, and funds advised by FMR.

Jay Freedman	Assistant Clerk of FMRC, FMR and FDC; Clerk of FMR U.K., FMR Far East, and Strategic Advisers, Inc.; Secretary of FMR Corp. and FIMM.

Bart A. Grenier	Senior Vice President of FMRC and FMR; Vice President of certain Equity and High Income funds advised by FMR; President and Director of Strategic Advisers, Inc.

Robert J. Haber	Senior Vice President of FMRC and FMR.

Richard C. Habermann	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

John F. Haley	Vice President of FMRC and FMR (2003).

Karen Hammond	Assistant Treasurer of FMRC, FMR, FMR U.K., FMR Far East, and FIMM (2003); Vice President of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc. (2003); Treasurer of Strategic Advisers, Inc. and FMR Corp. (2003).

James Harmon	Vice President of FMRC and FMR.

Lionel Harris	Previously served as Vice President of FMRC and FMR (2003).

Ian Hart	Vice President of FMRC, FMR and funds advised by FMR.

Timothy Heffernan	Vice President of FMRC and FMR (2003).

Thomas Hense	Vice President of FMRC and FMR.

Cesar Hernandez	Vice President of FMRC and FMR.

Bruce T. Herring	Vice President of FMRC and FMR.

Adam Hetnarski	Vice President of FMRC, FMR, and funds advised by FMR.

Frederick D. Hoff, Jr.	Vice President of FMRC, FMR, and a fund advised by FMR.

Brian Hogan	Vice President of FMRC and FMR.

Rajiv Kaul	Vice President of FMRC and FMR (2003).

Steven Kaye	Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

Jonathan Kelly	Vice President of FMRC and FMR (2003).

William Kennedy	Vice President of FMRC, FMR, and funds advised by FMR.

Jeffrey Kerrigan	Vice President of FMRC and FMR (2003).

Harry W. Lange	Vice President of FMRC, FMR, and funds advised by FMR.

Harley Lank	Vice President of FMRC and FMR.

Maxime Lemieux	Vice President of FMRC and FMR.

Harris Leviton	Vice President of FMRC, FMR, and funds advised by FMR.

Douglas Lober	Vice President of FMRC and FMR (2003).

Peter S. Lynch	Vice Chairman and Director of FMRC and FMR and member of the Advisory Board of funds advised by FMR (2003). Previously served as Trustee of funds advised by FMR (2003).

Robert B. MacDonald	Vice President of FMRC and FMR.

Richard R. Mace	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Charles A. Mangum	Vice President of FMRC, FMR, and funds advised by FMR.

Christine McConnell	Vice President of FMRC and FMR (2003).

Kevin McCarey	Vice President of FMRC, FMR, and funds advised by FMR.

John B. McDowell	Senior Vice President of FMRC and FMR and Vice President of certain Equity funds advised by FMR.

Neal P. Miller	Vice President of FMRC, FMR, and a fund advised by FMR.

Jeffrey Mitchell	Vice President of FMRC and FMR (2003).

Mark Notkin	Vice President of FMRC, FMR, and funds advised by FMR.

Scott Offen	Vice President of FMRC and FMR (2003).

Stephen Petersen	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Keith Quinton	Vice President of FMRC and FMR.

Alan Radlo	Vice President of FMRC and FMR.

Larry Rakers	Vice President of FMRC and FMR.

Kennedy Richardson	Vice President of FMRC and FMR.

Eric D. Roiter	Vice President, General Counsel, and Clerk of FMRC and FMR; Secretary of funds advised by FMR; Vice President and Clerk of FDC; Assistant Clerk of FMR U.K. and FMR Far East; Assistant Secretary of FIMM.

Louis Salemy	Vice President of FMRC, FMR, and funds advised by FMR.

Lee H. Sandwen	Vice President of FMRC and FMR.

Peter Saperstone	Vice President of FMRC and FMR.

Beso Sikharulidze	Vice President of FMRC, FMR, and a fund advised by FMR.

Carol A. Smith–Fachetti	Vice President of FMRC and FMR.

Steven J. Snider	Vice President of FMRC, FMR, and a fund advised by FMR.

Thomas T. Soviero	Vice President of FMRC, FMR, and a fund advised by FMR.

Robert E. Stansky	Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

Susan Sturdy	Assistant Clerk of FMRC, FMR, FMR U.K., FMR Far East, Strategic Advisers, Inc. and FDC; Assistant Secretary of FIMM and FMR Corp.

Yolanda Taylor	Vice President of FMRC and FMR.

Victor Thay	Vice President of FMRC and FMR (2003).

Yoko Tilley	Vice President of FMRC and FMR.

Joel C. Tillinghast	Senior Vice President of FMRC, FMR, and Vice President of a fund advised by FMR.

Jennifer Uhrig	Vice President of FMRC, FMR, and funds advised by FMR.

George A. Vanderheiden	Senior Vice President of FMRC and FMR.

J. Gregory Wass	Assistant Treasurer of FMRC, FMR, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., FDC and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

Jason Weiner	Vice President of FMRC, FMR, and a fund advised by FMR.

Steven S. Wymer	Vice President of FMRC, FMR, and a fund advised by FMR.

JS Wynant	Vice President of FMRC and FMR; Treasurer of FMRC, FMR, FMR U.K., FMR Far East, and FIMM.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (“AMERICAN CENTURY”)

American Century Investment Management, Inc., the investment advisor, is engaged in the business of managing investments for registered investment companies, deferred compensation plans and other institutional investors.

HAROLD S. BRADLEY (born 1957)

Marquette University, Milwaukee, WI, B.A. Journalism; Rockhurst College, Kansas City, MO, M.B.A. Program; American Century Investment Management, Inc., Kansas City, MO, Chief Investment Officer – US Growth, Senior Vice President and Member, Investment Oversight Committee (since 1988)

PHILLIP N. DAVIDSON (born 1955)

Illinois State University, B.S. and M.B.A., Normal, IL; Boatmen’s Trust Company, St. Louis, MO, Vice President and Portfolio Manager; American Century Investment Management, Inc., Senior Vice President, Chief Investment Officer-Value Equity and Member, Investment Oversight Committee (since 1993)

PAUL ADAM EHRHARDT (born 1943)

St. Bonaventure University, Olean, NY, B.A. Philosophy; Princeton University, Woodrow Wilson School of Public & International Affairs, Princeton, NJ, Certificate in Public Affairs; Oxford University, Certificate in International Management; Aeltus Investment Management, Inc., Chief Operating Officer (1/93 – 8/97); Independent Consultant (8/97 – 9/98); American Century Investment Management, Inc., Senior Vice President, Chief Operating Officer and Member, Investment Oversight Committee (since 1998)

STEVEN C. KLEIN (born 1945)

University of Kansas, B.A., M.A. and Ph.D, Merrill Lynch Pierce Fenner & Smith, Kansas City, MO, Account Executive (6/79 – 2/82); Dean Witter Reynolds, Kansas City, MO, Account Executive (2/82 – 1/85); Drexel, Burham, Lambert, Kansas City, MO, Account Executive (1/85 – 9/85); Partner in Professional Equity Management, Kansas City, MO (9/85 – 11/89); American Century Investment Management, Inc., Kansas City, MO, Senior Vice President, Director of Global Trading and Member, Investment Oversight Committee (since 1998)

WILLIAM E. KOEHLER (born 1960)

University of Iowa, Iowa City, Iowa, B.B.A. Finance; University of Kansas, Lawrence, Kansas, M.B.A.; Demarche Associates, Inc., Vice President and Director of Research (1/89 – 3/96); American Century Investment, Inc., Vice President, Investment Liaison and Member, Investment Oversight Committee (since 1996)

JOHN ANTHONY LOPEZ (born 1965)

University of California, Berkeley, CA, A.B. Social Sciences; Kellogg Graduate School of Management, Northwestern University, Evanston, IL, M.M. Finance; Callan Associates, Vice President and Consultant (11/89 – 3/95); American Century Investment Management, Inc., Senior Vice President and Member, Investment Oversight Committee (since 1995)

WILLIAM McCLELLAN LYONS (born 1955)

Yale University, New Haven, CT, B.A. History; Northwestern University, Chicago, IL, J.D.; American Century Investment Management, Inc., Director, President, Chief Executive Officer and Member, Investment Oversight Committee (since 1987)

MARK LEE MALLON (born 1948)

Westminster College, New Wilmington, PA, B.A. Economics and Business Administration; Johnson Graduate School of Management, M.B.A. Finance; President, Federated Investment Counseling (1/90 – 4/97) and Executive Vice President, Federated Research Corp. and affiliated entities (7/82 – 4/97); American Century

Investment Management, Inc., Senior Vice President, Chief Investment Officer and Member, Investment Oversight Committee (since 1997)

GEORGE DAVID MACEWEN (Born 1961)

Boston University, Boston, MA, BA Economics; University of Delaware, Newark, DE, MBA Finance; Bank of Delaware, Wilmington, DE, Management Trainee and Trust Portfolio Manager (11/82 – 4/86); Blackrock Institutional Management Corp., Wilmington, Delaware, Portfolio Manager (4/86 – 5/91); American Century Investment Management, Inc., Senior Vice President, Chief Investment Officer – Fixed Income and Member, Investment Oversight Committee (since 1991)

ROBERT C. PUFF, JR. (born 1945)

Bucknell University, Lewisburg, PA, B.S. Biology; University of Pennsylvania, Philadelphia, PA, M.B.A. Finance; American Century Investment Management, Inc., Director, Chairman of the Board and Member, Investment Oversight Committee (since 1983)

DAVID H. REINMILLER (born 1963)

Creighton University, BSBA and JD; Shook Hardy & Bacon LLP, Kansas City, MO (1989 – 1994); American Century Investment Management, Inc., Vice President, Associate General Counsel, Chief Compliance Officer and Member, Investment Oversight Committee (since 1994)

JOHN SCHNIEDWIND (born 1950)

Purdue University, B.A., West Lafayette, IN, University of California-Berkeley, M.B.A., Berkeley, CA; American Century Investment Management, Inc., Senior Vice President, Chief Investment Officer-Equity and Member, Investment Oversight Committee (since 2002)

JAMES E. STOWERS, JR. (born 1924)

University of Missouri, Columbia, MO, A.B. Chemistry, B.S. Medicine; American Century Investment Management, Inc., Director (since 1958)

JAMES E. STOWERS III (born 1959)

Arizona State University, Phoenix, AZ, B.S. Finance; American Century Investment Management, Inc., Director and Member, Investment Oversight Committee (since 1981)

HENRIK STRABO (born 1959)

University of Washington, Seattle, WA, B.A., Business (8/93) and American Century Investment Management, New York, NY, Chief Investment Officer, International, Senior Vice President and Member, Investment Oversight Committee (since 1993)

MAZAMA CAPITAL MANAGEMENT, INC. (“MAZAMA”)

The following are the names of the principal executive officers of Mazama and their positions with Mazama and other entities are:

Executive Management

Ronald A. Sauer

Chairman, CEO, CIO, Senior Portfolio Manager

Investment experience: 23 years

Mr. Sauer is the founder of Mazama Capital Management. He oversees the investment process, portfolio construction and security selection. Mr. Sauer has been active in small-cap investing since 1980. Prior to founding Mazama he was President and Director of Research for Black & Company, Inc. where he had worked since 1983. Ron received his BA Finance at University of Oregon in 1980.

Brian P. Alfrey

Director, Executive Vice President, COO

Investment Experience: 17 years

Mr. Alfrey is a co-founder of Mazama Capital Management and is responsible for day-to-day management of the firm. Prior to joining Mazama, he was a Regional Vice President for Qualivest Mutual Funds (BISYS, Inc. 1994-97). Brian received his BS Economics from Portland State University.

Jill R. Collins

Senior Vice President Marketing & Client Service

Investment Experience: 15 years

Ms. Collins is a co-founder of Mazama Capital Management and leads the marketing and client service efforts for the firm. Prior to joining Mazama, Jill spent 9 years with Marsh & McLennan, Inc. Jill received her Bachelor of Architecture degree from University of Oregon in 1981.

Helen M. Degener

Strategic Adviser

Investment Experience: 33 years

Ms. Degener oversees the investment team activities and reviews portfolio construction and security selection/allocation decisions for the small cap growth portfolios of the firm. Prior to joining Mazama, she was a Senior Vice President & Portfolio Manager for Fiduciary Trust (‘94 -’99) and Vice President & Portfolio Manager for J.P. Morgan (‘81-‘94), managing over $1 billion in small cap assets for over 15 years. Helen received an AB in Economics from Lake Erie College in 1963.

Stephen C. Brink, CFA

Senior Vice President, Director of Research, Portfolio Manager

Investment Experience: 26 years

Mr. Brink is primarily responsible for research information flow and quality at Mazama Capital Management and makes significant contributions to the security selection and portfolio management process. Mr. Brink provides a solid analytical foundation, developed over twenty-two years in the investment industry. Prior to joining Mazama, Steve was Chief Investment Officer for US Trust where he had worked since 1984. Steve received his BS Business Administration from Oregon State University in 1977 and his Chartered Financial Analyst designation in 1982.

ALLIANCE CAPITAL MANAGEMENT L.P. (“ALLIANCE CAPITAL”)

The following are the names of the members of the Board of Directors and the principal executive officers of Alliance Capital and their positions with Alliance Capital and its affiliated entities are:

Name and Position With Investment Adviser	Other Company	Position With Other Company

Alliance Capital Management Holding L.P. Limited Partner of Alliance Capital	—	—

Alliance Capital Management Corporation (“ACMC”) General Partner of Alliance Capital	Alliance Capital Management Holding L.P.	General Partner

The Equitable Life Assurance Society of the United States (“ELAS”) Parent of General Partner	—	—

AXA Financial, Inc. (“AXF”) Parent of ELAS	—	—

Donald Hood Brydon Director	AXA Investment Managers S.A.	Chairman & Chief Executive Officer

Bruce William Calvert Chairman of the Board & CEO	AXA	Director

	ELAS	Director

	ACMC	Director/Executive Officer

Henri de Castries Director	AXA	Chairman, Management Board

	ELAS	Director

	AXF	Chairman of the Board

	ACMC	Director/Executive Officer

Christopher M. Condron Director	AXF	Director, President, Chief Executive Officer

	ELAS	Chairman, CEO

Denis Duverne Director	AXA	Group Executive Vice President Finance, Control and Strategy

	ACMC	Director/Executive Officer

Richard S. Dziadzio Director	ACMC	Director/Executive Officer

Alfred Harrison Vice Chairman/Director	ACMC	Director/Executive Officer

Roger Hertog Vice Chairman/Director	ACMC	Director/Executive Officer

Benjamin Duke Holloway Director	Continental Companies	Financial Consultant

Name and Position With Investment Adviser	Other Company	Position With Other Company

	ACMC	Director

Robert Henry Joseph, Jr. Senior Vice President, CFO	ACMC	Director/Executive Officer

W. Edwin Jarmain Director	Jarmain Group Inc.	President

Lewis A. Sanders Vice Chairman, Chief Investment Officer/Director	ACMC	Director/Executive Officer

Peter J. Tobin Director	St. John’s University Tobin College of Business Administration	Special Assistant to the President

Peter D. Noris Director	AXF	Executive Vice President, Chief Investment Officer

	ELAS	Executive Vice President, Chief Investment Officer

	ACMC	Director/Executive Officer

Gerald M. Lieberman Executive Vice President, Chief Operating Officer	ACMC	Director/Executive Officer

Frank Savage Director	Savage Holdings LLC	Chief Executive Officer

	ACMC	Director

Stanley B. Tulin Director	AXF	Vice Chairman & Chief Financial Officer

	ACMC	Director/Executive Officer

	ELAS	Vice Chairman & CFO

Dave Harrel Williams Chairman Emeritus	White Williams Private Equity Partners GmbH	Director

	ACMC	Director

Lorie Slutsky Director	The New York Community Trust	President

John Blundin Executive Vice President	ACMC	Executive Officer

Sharon Fay Executive Vie President & Chief Investment Officer	ACMC	Executive Officer

Name and Position With Investment Adviser	Other Company	Position With Other Company

Marilyn Fedak Executive Vice President & Chief Investment Officer	ACMC	Executive Officer

Thomas S. Hexner Executive Vice President	ACMC	Executive Officer

Mark R. Manley Senior Vice President, Acting General Counsel and Chief Compliance Officer	ACMC	Executive Officer

Seth Masters Senior Vice President	ACMC	Executive Officer

Marc Mayer Executive Vice President	ACMC	Executive Officer

James Reilly Executive Vice President	ACMC	Executive Officer

Paul Rissman Executive Vice President	ACMC	Executive Officer

David Steyn Executive Vice President	ACMC	Executive Officer

Christopher Toub Executive Vice President	ACMC	Executive Officer

Lisa Shalett Chairman/CEO of Sanford C. Bernstein	ACMC	Executive Officer

CLOVER CAPITAL MANAGEMENT (“CLOVER”)

The following are the names of the principal executive officers of Clover and their positions with Clover and its affiliated entities are:

Michael E. Jones, CFA (Officer—President and Director) Mike is a Managing Director and a co-founder of the Firm. Mike’s primary role is Chief Investment Officer, where he oversees the Firm’s portfolio management effort. He also co-manages the mid cap and small cap value investment efforts at Clover. In addition to his strategy and portfolio management responsibilities, Mike conducts equity research in the Health Care and Consumer Discretionary sectors.

Stephen J. Carl, Esq. (Officer – Secretary & Treasurer and Director) Steve is the Firm’s Chief Operating Officer, overseeing the Firm’s Operations, Legal/Compliance and the Direct Marketing efforts. After practicing law at Woods, Oviatt, Gilman, Sturman & Clarke law firm, Steve became Legal Counsel to a Family of Companies, including two investment advisors, a mutual fund complex and a trust company. He joined Clover Capital in 2000, broadening his horizons by assuming business and client service responsibilities on top of his legal/compliance functions.

James G. Gould, CPA (Director) Jim was Vice President of Marketing and Client Services at Clover from 1987-2000, until he founded WealthCFO, LLC in 2000, known since late 2002 as Alesco Advisers, LLC.

**Please note that Geoffrey Rosenberger, a co-founder of Clover resigned as Secretary & Treasurer and resigned from the Board of Directors effective March 31, 2004.

WELLINGTON MANAGEMENT COMPANY, LLP (“WELLINGTON MANAGEMENT”)

The following are the names of the principal executive officers of Wellington and their positions with Wellington and its affiliated entities are:

The principal business address of Wellington Management Company, LLP (“Wellington Management”) is 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Kenneth Lee Abrams Partner	—	—
Nicholas Charles Adams Partner	—	—
Rand Lawrence Alexander Partner	—	—
Deborah Louise Allinson Partner	—	—
Steven C. Angeli Partner	—	—
James Halsey Averill Partner	—	—
John F. Averill Partner	—	—
Karl E. Bandtel Partner	—	—
David W. Barnard Partner	—	—
Mark James Beckwith Partner	—	—
James A. Bevilacqua Partner	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Kevin J. Blake Partner	—	—
William Nicholas Booth Partner	—	—
Michael J. Boudens Partner	—	—
Paul Braverman Partner	—	—
Robert A. Bruno Partner	—	—
Michael T. Carmen Partner	—	—
Maryann Evelyn Carroll Partner	—	—
William R.H. Clark Partner	—	—
Cynthia M. Clarke Partner	—	—
Richard M. Coffman Partner	—	—
John DaCosta Partner	—	—
Pamela Dippel Partner	—	—
Scott M. Elliott Partner	—	—
Robert Lloyd Evans Partner	—	—
David R. Fassnacht Partner	—	—
Lisa de la Fuente Finkel Partner	—	—
Mark T. Flaherty Partner	—	—
Charles Townsend Freeman Partner	—	—
Laurie Allen Gabriel Managing Partner	—	—
Ann C. Gallo Partner	—	—
Subbiah Gopalraman Partner	—	—
Paul J. Hamel Partner	—	—
William J. Hannigan Partner	—	—
Lucius Tuttle Hill, III Partner	—	—
James P. Hoffmann Partner	—	—
Jean M. Hynes Partner	—	—
Steven T. Irons Partner	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Paul David Kaplan Partner	—	—
Lorraine A. Keady Partner	—	—
John Charles Keogh Partner	—	—
George Cabot Lodge, Jr. Partner	—	—
Nancy Therese Lukitsh Partner	—	—
Mark Thomas Lynch Partner	—	—
Mark D. Mandel Partner	—	—
Christine Smith Manfredi Partner	—	—
Earl Edward McEvoy Partner	—	—
Duncan Mathieu McFarland Managing Partner	—	—
Matthew Edward Megargel Partner	—	—
James Nelson Mordy Partner	—	—
Diane Carol Nordin Partner	—	—
Stephen T. O’Brien Partner	—	—
Andrew S. Offit Partner	—	—
Edward Paul Owens Partner	—	—
Saul Joseph Pannell Partner	—	—
Thomas Louis Pappas Partner	—	—
Jonathan Martin Payson Partner	—	—
Philip H. Perelmuter Partner	—	—
Robert Douglas Rands Partner	—	—
James Albert Rullo Partner	—	—
John Robert Ryan Managing Partner	—	—
Joseph Harold Schwartz Partner	—	—
James H. Shakin Partner	—	—
Theodore Shasta Partner	—	—
Andrew J. Shilling Partner	—	—
Binkley Calhoun Shorts Partner	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Scott E. Simpson Partner	—	—
Trond Skramstad Partner	—	—
Stephen Albert Soderberg Partner	—	—
Haluk Soykan Partner	—	—
Eric Stromquist Partner	—	—
Brendan James Swords Partner	—	—
Harriett Tee Taggart Partner	—	—
Frank L. Teixeira Partner	—	—
Perry Marques Traquina Partner	—	—
Nilesh P. Undavia Partner	—	—
Clare Villari Partner	—	—
Kim Williams Partner	—	—
Itsuki Yamashita Partner	—	—
David S. Zimble Partner	—	—

Please note the principal business address for Wellington Hedge Management, Inc. and Wellington Trust Company, NA is the same as Wellington Management. The principal business address for Wellington Management International Ltd is Stratton House, Stratton Street, London W1J 8LA, United Kingdom. The principal business address for Wellington International Management Company Pte Ltd. is Six Battery Road, Ste. 17-06, Singapore 049909. The principal business address for Wellington Global Investment Management Limited is Suite 4206, Two Exchange Square, Central, Hong Kong. The principal business address for Wellington Global Administrator, Ltd., Wellington Global Holdings, Ltd. and Wellington Management Global Holdings, Ltd. is Clarendon House, 2 Church Street, PO Box HM 666, Hamilton HMCX, Bermuda. The principal business address for Wellington Luxembourg S.C.A. is 33, boulevard Prince Henri, L-2014 Luxembourg.

SANDS CAPITAL MANAGEMENT, INC. (“SANDS”)

Sands Capital Management, Inc. is located at:

1100 Wilson Blvd., Suite 3050, Arlington, VA 22209

List below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors, or general partners of Sands Capital:

Name	Title/Principal Occupation	Address
Frank M. Sands, Sr., CFA	President, Chief Investment Officer, Director (Since 2/90)	1100 Wilson Blvd., Suite 3050, Arlington, VA 22209
Frank M. Sands, Jr., CFA	Senior Vice President, Director of Research, Director (since 7/00); formerly Principal, Research Analyst, Portfolio Manager—Fayez Sarofim & Co.	1100 Wilson Blvd., Suite 3050, Arlington, VA 22209
William L. Johnson	Senior Vice President (since 2/92)	1100 Wilson Blvd., Suite 3050, Arlington, VA 22209

Marjorie R. Sands	Director (since 2/90)	1100 Wilson Blvd., Suite 3050, Arlington, VA 22209
Robert C. Puff, Jr.	Director (since 7/02); Formerly Chief Investment Officer of American Century Investment Management, Inc.	8 Davis Head Rd., Marblehead, MA 01945

WESTERN ASSET MANAGEMENT COMPANY (“WESTERN”)

BRUCE D. ALBERTS

19 Years Experience

EXPERIENCE:

•	Western Asset Management Company – Director of Finance, 1999-

•	Southbrook Corporation – Vice President, Finance, 1993-1999

•	Nansay USA, Inc. – Chief Financial Officer, 1988-1993

•	Paris Audio – Chief Financial Officer, 1987-1988

•	Deloitte & Touche – Audit Supervisor, 1984-1987

EDUCATION:

•	Anderson Graduate School of Management, UCLA, M.B.A.

•	University of California, Santa Barbara, B.A.

•	Certified Public Accountant

•	Certified Valuation Analyst

BRETT B. CANON

16 Years Experience

EXPERIENCE:

•	Western Asset Management Company – Director of Operations, 1995-

•	Kleinwort Benson Capital Management Inc. – Assistant Vice President, Finance, 1992-1995

•	Deloitte & Touche – Audit Supervisor, 1987-1991

EDUCATION:

•	California State University, Northridge, B.S.

•	Certified Public Accountant

D. DANIEL FLEET

18 Years Experience

EXPERIENCE:

•	Western Asset Management Company – Director of Risk Management/Analytics, 1999-

•	Wells Fargo & Company – Vice President, Private Banking, 1997-1998

•	Dresdner Kleinwort Benson – Director, Treasury Marketing, 1992-1996

•	Security Pacific Investment Managers – Vice President, Marketing, 1988-1991

•	SEI Corporation – Consultant, 1985-1988

EDUCATION:

•	The Wharton School, University of Pennsylvania, M.B.A.

•	University of California, Los Angeles, B.A.

JAMES W. HIRSCHMANN

22 Years Experience

EXPERIENCE:

•	Western Asset Management Company – President & Chief Executive Officer, 1989-

•	Financial Trust Company – Director of Marketing, 1988-1989

•	Atalanta/Sosnoff Capital Corporation – Vice President, Marketing, 1986-1988

•	United States Lines, Inc. – District Manager – Asia, 1983-1986

•	Qualex Corporation – Cost Analyst, 1982-1983

•	Western Savings Bank – Auditor, 1981-1982

EDUCATION:

•	Widener University, B.S.

GAVIN L. JAMES

22 Years Experience

EXPERIENCE:

•	Western Asset Management Company – Director of Global Client Service and Marketing, 1998-

•	J.P. Morgan Investment Management – Senior Portfolio Manager, 1990-1998

•	Mellon Bank – Head of Fixed Income Sales & Trading, 1987-1990

•	Drexel Burnham Lambert – Cross Markets Trader, 1981-1987

EDUCATION:

•	London, B.A. (Hons)

S. KENNETH LEECH

26 Years Experience

EXPERIENCE:

•	Western Asset Management Company – Chief Investment Officer, 1990-

•	Greenwich Capital Markets – Portfolio Manager, 1988-1990

•	The First Boston Corporation – Fixed Income Manager, 1980-1988

•	National Bank of Detroit – Portfolio Manager, 1977-1980

EDUCATION:

•	The Wharton School, University of Pennsylvania, M.B.A., B.S., B.A., 1972-1976

STEPHEN A. WALSH

22 Years Experience

EXPERIENCE:

•	Western Asset Management Company – Deputy Chief Investment Officer, 1991-

•	Security Pacific Investment Managers, Inc. – Portfolio Manager, 1989-1991

•	Atlantic Richfield Company – Portfolio Manager, 1981-1988

EDUCATION:

•	University of Colorado at Boulder, B.S.

Note: Western Asset experience reflects current position title and hire date.

MTB INVESTMENT ADVISORS, INC. (“MTB INVESTMENT”)

TRUSTEES AND OFFICERS

The officers of the Fund are set forth below.

William F. Dwyer – President and Chief Investment Officer

Bryon J. Grimes, II – Managing Director of Equity Portfolio Mgmt.

Thomas R. Pierce – Managing Director of Equity Research

Robert J. Truesdell – Managing Director of Fixed Income Mgmt.

Brett A. Hoffacker – Managing Director

Kenneth G. Thompson – Managing Director of Sales & Marketing

Robert T. Sweet – Managing Director of Economics

James M. Hannan – Managing Director of Fixed Income

SALOMON BROTHERS ASSET MANAGEMENT, INC (“SALOMON BROTHERS”)

Salomon Brothers Asset Management, Inc (“Salomon Brothers”) is a registered investment adviser under the Advisers Act. Salomon Brothers serves as investment sub-adviser to one series of Registrant. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Salomon Brothers have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Salomon Brothers or its predecessors. The business address of Salomon Brothers is 399 Park Avenue, New York, New York 10022. The following is a list of officers of Salomon Brothers and/or one of the following affiliated companies: Citigroup Global Markets Inc., Smith Barney Fund Management LLC, The Travelers Investment Management Company, Travelers Asset Management International Company, LLC, Travelers Investment Adviser, Inc. and Citi Fund Management Inc.

Peter Wilby

Michael Rosenbaum

Jeffrey Scott

Evan Merberg

Michael Even

John Cunningham

Michael Kagan

Kevin Kennedy

Ross Margolies

David Torchia

Item 27:	Principal Underwriters

(a) MML Distributors LLC is the General Distributor of the Trust Shares.

(b) MML Distributors, LLC is the general distributor for the Registrant.

The following are names and positions of Officers and Member Representatives of MML Distributors, LLC, One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013:

Thomas A. Monti, President, Chief Executive Officer, and Main OSJ Supervisor (10/23/03), MML Distributors, LLC; President (10/23/03), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts, 01111-0001.

Matthew E. Winter, Executive Vice President (11/15/2001), MML Distributors, LLC; Chairman of the Board of Directors (9/14/2000) of MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Executive Vice President, Mass Mutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Margaret Sperry, Member Representative of MassMutual Holding Company (11/2001); Member Representative of Massachusetts Mutual Life Insurance Company (“MassMutual”) (5/1/96); Senior Vice President and Chief Compliance Officer, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Ronald E. Thomson, Vice President (5/1/96), MML Distributors, LLC; Vice President (5/12/97), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013.

Michael L. Kerley, Vice President and Assistant Secretary (5/1/96), Chief Legal Officer (4/25/00), MML Distributors, LLC; Vice President (5/12/97), Assistant Secretary (5/2/90), Assistant Clerk (5/10/00), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Vice President and Associate General Counsel (since 2000), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Michele G. Lattanzio, Chief Financial Officer and Treasurer (09/27/02), MML Distributors, LLC; Chief Financial Officer and Treasurer (09/27/02), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013.

Ann F. Lomeli, Secretary (1/96), MML Distributors, LLC; Secretary/Clerk (2/28/98), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Senior Vice President, Secretary and Deputy General Counsel, MassMutual, 1295 State, Springfield, Massachusetts 01111-0001.

Eileen D. Leo, Assistant Secretary (4/25/00), MML Distributors, LLC; Second Vice President (11/01/99) and Chief Legal Officer (11/05/03), Assistant Secretary/Assistant Clerk (5/10/00), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Second Vice President and Associate General Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Marilyn A. Sponzo, Chief Compliance Officer (02/14/03), MML Distributors, LLC; Chief Compliance Officer (01/31/03), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Vice President (01/03), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Judith H. Duncan, Registration Manager (03/11/04), MML Distributors, LLC; Registration Manager (03/04/04), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Assistant Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

William F. Monroe, Jr., Vice President, (04/04), MML Distributors, LLC; Vice President, Financial Strategy; Chief Operations Officer and Chief Privacy Officer (04/04), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013.

Peter Novotney, Entity Contracting Officer (01/09/04), MML Distributors, LLC.

Frank A. Stellato, Assistant Treasurer (02/14/03), MML Distributors, LLC; Assistant Treasurer (01/31/03), MML Investors Services, Inc., Springfield, Massachusetts 01144-1013.

Cynthia W. Hibert, Continuing Education Officer (09/05/02), MML Distributors, LLC; Second Vice President (03/09/01), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts, 01144-1013.

Kevin LaComb, Assistant Treasurer (05/06/02), MML Distributors, LLC; Assistant Treasurer (11/28/01), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts, 01144-1013.

Donna K. Resutek, Technology Officer, (03/26/04), MML Distributors, LLC; Chief Information Officer ((03/26/04), MML Investors Services, Inc., 1414 Main Street, Springfield, Massachusetts, 01144-1013; Second Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Jeffrey Losito, Second Vice President (8/10/2001), MML Distributors, LLC; Second Vice President Field Development (07/23/03) of MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013.

J. Spencer Williams, Institutional Distribution Supervisor (04/30/03) and Variable Life Supervisor (01/09/04), MML Distributors, LLC; Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Anne Melissa Dowling, Large Corporate Markets Supervisor (12/22/97), MML Distributors, LLC, 140 Garden Street, Hartford, Connecticut 06154; Large Corporate Markets Supervisor (4/29/99), MML Investors Services, Inc., One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013; Senior Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

David W. O’Leary, Variable Annuity Supervisor (6/18/01), MML Distributors, LLC, 140 Garden Street, Hartford, Connecticut 06154; Senior Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Jennifer L. Lake, Cash and Trading Supervisor (04/15/04) MML Distributors, LLC; Second Vice President, MassMutual, 1295 State Street, Springfield, MA 01111-0001.

(c) Not Applicable

Item 28:	Location of Accounts and Records

Each account, book or other document required to be maintained by Registrant pursuant to Section 31 (a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained as follows:

(Declaration of Trust and Bylaws)

MassMutual Institutional Funds

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as investment adviser)

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as Sub-Adviser)

David L. Babson & Company Inc.

1500 Main Street

Springfield, Massachusetts 01115

(With respect to its services as Sub-Adviser)

David L. Babson & Company Inc.

One Memorial Drive

Cambridge, Massachusetts 02142-1300

(Third Party unaffiliated recordkeeper for David L. Babson & Company Inc.

with respect to its services as Sub-Adviser)

Iron Mountain

21 Terry Avenue

Burlington, Massachusetts 01803

(With respect to its services as Sub-Adviser)

OppenheimerFunds, Inc.

2 World Financial Center

225 Liberty Street

New York, New York 10281

(With respect to its services as Sub-Adviser)

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116-3741

(With respect to its services as Sub-Adviser)

Navellier & Associates, Inc.

One East Liberty, Third Floor

Reno, Nevada 89501

(With respect to its services as Sub-Adviser)

Waddell & Reed Asset Management Company

6300 Lamar Avenue

Overland Park, Kansas 66202-4247

(With respect to its services as Sub-Adviser)

Northern Trust Investments, N.A.

50 South LaSalle Street

Chicago, Illinois 60675

(With respect to its services as Sub-Adviser)

RS Investment Management

388 Market Street, Suite 200

San Francisco, California 94111

(With respect to its services as Sub-Adviser)

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

(With respect to its services as Sub-Adviser)

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

(With respect to its services as Sub-Adviser)

Sands Capital Management, Inc.

1100 Wilson Boulevard, Suite 3050

Arlington, Virginia 22209

(With respect to its services as Sub-Adviser)

Harris Associates L.P.

Two North LaSalle Street, Suite 500

Chicago, Illinois 60602

(With respect to its services as Sub-Adviser)

Fidelity Management and Research Company (“FMR”)

82 Devonshire Street

Boston, Massachusetts 02109

(With respect to its services as Sub-Adviser)

American Century Investment Management, Inc.

4500 Main Street

Kansas City, Missouri 64111

(With respect to its services as Sub-Adviser)

Mazama Capital Management, Inc.

One SW Columbia Street, Suite 1500

Portland, Oregon 97258

(With respect to its services as Sub-Adviser)

Alliance Capital Management L.P.

1345 Avenue of the Americas

New York, New York 10105

(With respect to its services as Sub-Adviser)

Clover Capital Management

110 Office Park Way

Pittsford, New York 14534

(With respect to its services as Sub-Adviser)

Wellington Management Company, LLP

75 State Street

Boston, Massachusetts 02109

(With respect to its services as Sub-Adviser)

MTB Investment Advisors, Inc.

100 East Pratt Street, 17th Floor

Baltimore, Maryland 21202

(With respect to its services as Sub-Adviser)

Salomon Brothers Asset Management Inc.

399 Park Avenue

New York, New York 10022

(With respect to its services as Sub-Adviser)

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

(With respect to its services as Distributor)

MML Distributors, LLC

One Monarch Place

1414 Main Street

Springfield, Massachusetts 01144-1013

and, c/o Investors Bank & Trust Company

200 Clarendon Street, P.O. Box 9130

Boston, Massachusetts 02117-9130

(With respect to its services as Sub-Administrator, Transfer Agent and Custodian)

Investors Bank & Trust Company

200 Clarendon Street, P.O. Box 9130

Boston, Massachusetts 02117-9130

(With respect to their services as counsel)

Ropes & Gray

One International Place

Boston, Massachusetts 02110

Item 29:	Management Services

Not Applicable.

Item 30:	Undertakings

(a) The Registrant hereby undertakes to call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Securities Act of 1933, as amended, but only where it is requested to do so by the holders of at least 10% of the Registrant’s outstanding voting securities.

(b) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment No. 27 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 28th day of April, 2004.

MASSMUTUAL INSTITUTIONAL FUNDS

By:	*
Frederick C. Castellani President and Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 27 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 28th day of April, 2004.

Signature	Title

* Stuart H. Reese	Chairman and Trustee

* Robert E. Joyal	Trustee

* Ronald J. Abdow	Trustee

* Richard H. Ayers	Trustee

* Allan W. Blair	Trustee

* Mary E. Boland	Trustee

* Richard W. Greene	Trustee

* Beverly L. Hamilton	Trustee

* R. Alan Hunter, Jr.	Trustee

* F. William Marshall, Jr.	Trustee

/s/ JAMES S. COLLINS James S. Collins	Chief Financial Officer and Treasurer

*By:	/s/ THOMAS M. KINZLER
Thomas M. Kinzler Attorney-in-Fact

–  89  –

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit

H(3)	Expense Limitation Agreement

J(1)	Consent of Deloitte & Touche LLP

P(1)	Code of Ethics for David L. Babson & Company Inc.

P(3)	Code of Ethics for Waddell & Reed Investment Management Company

P(5)	Code of Ethics for Massachusetts Mutual Life Insurance Company, MML Distributors, LLC and MassMutual Institutional Funds

P(7)	Code of Ethics for RS Investment Management, L.P.

P(9)	Code of Ethics for Fidelity Management & Research Company

P(12)	Code of Ethics for Navellier & Associates, Inc.

P(13)	Code of Ethics for American Century Investment Management, Inc.

P(14)	Code of Ethics for Clover Capital Management, Inc.

P(15)	Code of Ethics for Alliance Capital Management L.P.

P(16)	Code of Ethics for Mazama Capital Management, Inc.

P(17)	Code of Ethics for Wellington Management Company, LLP

P(18)	Code of Ethics for MTB Investment Advisors, Inc.

P(19)	Code of Ethics for Sands Capital Management, Inc.

P(20)	Code of Ethics for Salomon Brothers Asset Management Inc

P(21)	Code of Ethics for Western Asset Management Company